UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. 2)

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☒	Preliminary Information Statement

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Pacific Office Properties Trust, Inc.
(Name of Registrant as Specified in Its Charter)
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PRELIMINARY COPY - SUBJECT TO COMPLETION

PACIFIC OFFICE PROPERTIES TRUST, INC.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813

NOTICE OF ACTION PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF VOTING POWER
IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), has received a written consent in lieu of a stockholders meeting from stockholders representing at least a majority of our outstanding voting power on the close of business as of                      , 2019 (the “Record Date”) approving the merger of POP Acquisition, Inc., a Maryland corporation (“Merger Sub”) and wholly-owned subsidiary of Shidler Equities L.P., a Hawaii limited partnership (“Buyer”), with and into the Company, with the Company surviving as a wholly-owned subsidiary of Buyer (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 24, 2019, among the Company, Buyer and Merger Sub. Buyer is controlled by Jay H. Shidler, the Company’s Chairman of the Board. Upon completion of the Merger, (i) each share of Senior Common Stock of the Company, par value $0.0001 per share (“Senior Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be cancelled and converted automatically into the right to receive $1.25 in cash, without interest and subject to reduction for any required withholding taxes (the “Senior Common Stock Merger Consideration”) and (ii) each share of the Class A Common Stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock of the Company, par value $0.0001 per share (“Class B Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $0.01 in cash, without interest and subject to reduction for any required withholding taxes (the “Common Stock Merger Consideration” and, together with the Senior Common Stock Merger Consideration, the “Merger Consideration”). However, the Merger Consideration will not be paid in respect of any shares of Senior Common Stock, Class A Common Stock or Class B Common Stock owned by Buyer, Merger Sub or any other subsidiary of Buyer, or the one outstanding share of Proportionate Voting Preferred Stock (which will be cancelled with no consideration paid therefor). A copy of the Merger Agreement is attached as Annex A to the accompanying information statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The board of directors of the Company (the “Board”) duly approved the execution, delivery and performance of the Merger Agreement, and the consummation of the transactions contemplated thereby, including the Merger, and declared the Merger advisable upon the terms and subject to the conditions set forth in the Merger Agreement according to Maryland law.

The approval of the Merger by the Company’s stockholders required the affirmative vote or written consent of the holders of a majority of the Company’s voting power. As of the close of business on the Record Date, there were 2,398,220 shares of Senior Common Stock, 3,025,589 shares of Class A Common Stock, 100 shares of Class B Common Stock and one share of Proportionate Voting Preferred Stock outstanding. Each share of our Senior Common Stock, Class A Common Stock and Class B Common Stock is entitled to one vote in connection with the approval of the Merger. Our one outstanding share of Proportionate Voting Preferred Stock is held by Pacific Office Holding, Inc. (an entity controlled by Mr. Shidler) and entitles its holder to cast votes equal to the total number of shares of Class A Common Stock issuable upon exchange of the common limited partnership units

(“Common Units”) and convertible preferred limited partnership units (“Preferred Units”) issued by Pacific Office Properties, L.P. and held by POP Venture, LLC, an entity controlled by Mr. Shidler (“Venture”). On the Record Date, our outstanding share of Proportionate Voting Preferred Stock represented 46,173,693 votes (or approximately 89.5% of the voting power of the Company). Buyer also owns 747,350 shares of Class A Common Stock. As of the Record Date, Buyer and Pacific Office Holding, Inc., both of which are controlled by Mr. Shidler, signed a written consent (representing approximately 90.9% of the voting power of the Company) approving the Merger. As a result, no further action by any other of the Company’s stockholders is required to approve the Merger or to authorize the transactions contemplated by the Merger Agreement. Thus, your consent is not required and is not being solicited in connection with the approval of the Merger or the authorization of the transactions contemplated by the Merger Agreement, including the Merger.

We have asked brokers and other custodians, nominees and fiduciaries to forward this notice and the accompanying information statement to the beneficial owners of the Senior Common Stock, Class A Common Stock and Class B Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

We urge you to read the entire information statement carefully. Please do not send in any stock certificates at this time. If the Merger is completed, you will receive instructions regarding the surrender of your Senior Common Stock, Class A Common Stock or Class B Common Stock certificates and payment for your shares of Senior Common Stock, Class A Common Stock or Class B Common Stock.

This notice and the accompanying information statement were first mailed on or about                         , 2019 to the stockholders of record on the Record Date. In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Merger will not be completed until at least 20 calendar days after the date the accompanying information statement is mailed.

By Order of the Board of Directors

KIMBERLY F. AQUINO
Corporate Secretary
Honolulu, Hawaii
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Information Statement

This Information Statement is also available at http://www.pacificofficeproperties.com

SUMMARY TERM SHEET	1
The Parties to the Merger Agreement (page 10)	1
The Merger (page 34)	2
The Merger Consideration (page 34)	2
Reasons for the Merger (page 15)	2
Effects of the Merger	2
Stockholder Action by Written Consent (page 35)	3
Financing (page 30)	3
The Merger Agreement (page 34 and Annex A)	3
Opinion of Duff & Phelps, LLC (page 19 and Annex B)	4
Interests of Our Directors and Executive Officers in the Merger (page 25)	4
United States Federal Income Tax Consequences of the Merger (page 30)	4
Procedures for Receiving Merger Consideration (page 35)	5
No Appraisal Rights (page 33)	5
Market Price of Our Stock (page 37)	5
QUESTIONS AND ANSWERS ABOUT THE MERGER	6
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	9
FINANCIAL INFORMATION	9
THE PARTIES TO THE MERGER AGREEMENT	10
SPECIAL FACTORS RELATED TO THE MERGER	11
Background of the Merger	11
Reasons for the Merger	15
Opinion of Duff & Phelps, LLC	19
Interests of Our Directors and Executive Officers in the Merger	25
Fairness of the Proposed Merger	26
Reasons of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler; Fairness of the Proposed Merger	29
Financing	30
Litigation Related to the Merger	30
Deregistration of Senior Common Stock	30
Plans for the Company	30
United States Federal Income Tax Consequences of the Merger	30
No Appraisal Rights	33
Regulatory Approvals	33
Fees and Expenses of the Merger	33
THE MERGER AGREEMENT	34
Explanatory Note Regarding the Merger Agreement	34
Form of Merger	34
Consummation and Effectiveness of the Merger	34
Consideration to Be Received in the Merger	34
Procedures for Receiving Merger Consideration	35
Representations and Warranties	35

Stockholder Action by Written Consent	35
Conditions to Consummation of the Merger	36
Amendment and Waiver	36
Governing Law	36
MARKET PRICE OF OUR STOCK AND DIVIDENDS	37
Dividends	37
TRANSACTIONS IN COMPANY STOCK	39
Prior Public Offerings	39
Prior Stock Purchases	39
Transactions in the Past 60 Days	39
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, BUYER AND MERGER SUB	40
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
Advisory Services	42
Unsecured Notes Payable to Buyer and Other Current and Former Related Persons	42
Indemnification Agreements	44
SECURITY OWNERSHIP OF MANAGEMENT	45
STOCKHOLDERS SHARING AN ADDRESS	46
INFORMATION INCORPORATED BY REFERENCE	46
WHERE YOU CAN FIND MORE INFORMATION	46

ANNEX A: AGREEMENT AND PLAN OF MERGER
ANNEX B: OPINION OF DUFF & PHELPS, LLC
ANNEX C: ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2017
ANNEX D: QUARTERLY REPORT ON FORM 10-Q OF THE COMPANY FOR THE QUARTER ENDED MARCH 31, 2018
ANNEX E: QUARTERLY REPORT ON FORM 10-Q OF THE COMPANY FOR THE QUARTER ENDED JUNE 30, 2018
ANNEX F: QUARTERLY REPORT ON FORM 10-Q OF THE COMPANY FOR THE QUARTER ENDED SEPTEMBER 30, 2018

SUMMARY TERM SHEET
This summary term sheet highlights selected information from this information statement and may not contain all of the information that is important to you. To understand the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 24, 2019, by and among Shidler Equities L.P. (“Buyer”), POP Acquisition, Inc., a wholly-owned subsidiary of Buyer (“Merger Sub”), and Pacific Office Properties Trust, Inc. and for a more complete description of the legal terms of the Merger, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to in this information statement. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary term sheet. In this information statement, the terms “we,” “us” and “our” refer to Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), and its subsidiaries and joint ventures, unless the context otherwise requires. All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice. All references to defined terms not defined herein or in the notice to which this information statement is attached shall have the meanings ascribed to them in the Merger Agreement attached as Annex A to this information statement.
The Parties to the Merger Agreement (page 10)
Pacific Office Properties Trust, Inc. The Company is a Maryland corporation which has elected to be treated as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We were formed on March 19, 2008 via a merger, and related transactions, of The Shidler Group’s western U.S. office portfolio and joint venture operations into Arizona Land Income Corporation. The Company is the sole general partner of Pacific Office Properties, L.P., a Delaware limited partnership (the “Operating Partnership”). The Company does not have any significant assets other than its partnership interest in the Operating Partnership.
Through our Operating Partnership, as of September 30, 2018, we owned two office properties comprising 0.9 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.
We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.
As of January 24, 2019, there were 2,398,220 shares of Senior Common Stock, par value $0.0001 per share (“Senior Common Stock”), 3,025,589 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), 100 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and one share of Proportionate Voting Preferred Stock of the Company issued and outstanding.
The Company’s principal executive offices are located at 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813 and its telephone number is (808) 521-7444. Additional information about the Company is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, respectively, which are attached as Annexes C, D, E and F, respectively, to this information statement.
Shidler Equities L.P. Buyer is a private investment limited partnership organized under the laws of the State of Hawaii and is controlled by Mr. Shidler. Buyer’s principal executive offices are located at c/o The Shidler Group, 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813 and its telephone number is (808) 521-7444.
POP Acquisition, Inc. Merger Sub was formed by Buyer solely for the purpose of completing the Merger with the Company. Merger Sub, a Maryland corporation, is a wholly owned subsidiary of Buyer and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at c/o The Shidler Group, 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813 and its telephone number is (808) 521-7444.
The Merger (page 34)
On January 24, 2019, the Company entered into the Merger Agreement with Buyer and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Maryland law, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation. As a result, the Company will become a wholly owned subsidiary of Buyer following the Effective Time. Because the Merger Consideration (as defined below) will be paid in cash, you will receive no equity interest in Buyer, and after the Effective Time you will have no equity interest in the Company.
The Merger Consideration (page 34)
Each share of Senior Common Stock issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $1.25 in cash, without interest and subject to reduction for any required withholding taxes (the “Senior Common Stock Merger Consideration”) and (ii) each share of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $0.01 in cash, without interest and subject to reduction for any required withholding taxes (the “Common Stock Merger Consideration” and, together with the Senior Common Stock Merger Consideration, the “Merger Consideration”), upon surrender of each respective stock certificate (if any) and receipt of a letter of transmittal. However, the Merger Consideration will not be paid in respect of any shares of Senior Common Stock, Class A Common Stock or Class B Common Stock owned by Buyer, Merger Sub or any other subsidiary of Buyer, or the one outstanding share of Proportionate Voting Preferred Stock (which will be cancelled with no consideration paid therefor).
We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Merger.
Reasons for the Merger (page 15)
After consideration of various factors as discussed in “Special Factors Related to the Merger - Reasons for the Merger” beginning on page 15, the Board approved the Merger Agreement, the Merger and the other transactions contemplated thereby. The primary reasons for the Merger are that (i) it will enable us to, and we will, deregister the shares of Senior Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) it will provide liquidity and a possible tax benefit to the holders of our Senior Common Stock, Class A Common Stock and Class B Common Stock. Because no established trading market exists for any of our shares (other than limited and sporadic trading in our Class A Common Stock in the OTC Markets) and the fact that the Company has not received any capital raising benefit from being a public company in several years (and does not foresee any such benefit becoming available again in the future), the Board does not believe that the costs and regulatory burden of remaining a public company are justified.
Effects of the Merger
As a result of the Merger:

•	the Company will immediately deregister its shares of Senior Common Stock under the Exchange Act. Therefore, the Merger is considered a “going private” transaction;

•
holders of Senior Common Stock, Class A Common Stock and Class B Common Stock will be cashed out and will no longer have an interest in, or be a stockholder of, the Company and, thereafter, will not be able to participate in any potential future earnings and growth (nor will they continue to face the risk of losses or a further decline in value);

•	the Company will become a wholly owned subsidiary of Buyer and is expected to continue to operate as a privately owned company; and

•	Mr. Shidler will beneficially own, through his ownership of Buyer, 100% of the outstanding equity of the Company.
Stockholder Action by Written Consent (page 35)
The approval of the Merger by the Company’s stockholders required the affirmative vote or written consent of the holders of a majority of the Company’s voting power. As of the close of business on the Record Date, there were 2,398,220 shares of Senior Common Stock, 3,025,589 shares of Class A Common Stock, 100 shares of Class B Common Stock and one share of Proportionate Voting Preferred Stock outstanding. Each share of our Senior Common Stock, Class A Common Stock and Class B Common Stock is entitled to one vote in connection with the approval of the Merger. Our one outstanding share of Proportionate Voting Preferred Stock is held by Pacific Office Holding, Inc. (an entity controlled by Mr. Shidler) and entitles its holder to cast votes equal to the total number of shares of Class A Common Stock issuable upon exchange of the common limited partnership units (“Common Units”) and convertible preferred limited partnership units (“Preferred Units”) issued by the Operating Partnership and held by POP Venture, LLC, an entity controlled by Mr. Shidler (“Venture”). On the Record Date, our outstanding share of Proportionate Voting Preferred Stock represented 46,173,693 votes (or approximately 89.5% of the voting power of the Company). Buyer also directly owns 747,350 shares of Class A Common Stock. As of the Record Date, Buyer and Pacific Office Holding, Inc., both of which are controlled by Mr. Shidler, signed a written consent (representing approximately 90.9% of the voting power of the Company) approving the Merger. As a result, no further action by any other of the Company’s stockholders is required to approve the Merger or to authorize the transactions contemplated by the Merger Agreement. Thus, your consent is not required and is not being solicited in connection with the approval of the Merger or the authorization of the transactions contemplated by the Merger Agreement, including the Merger.
Financing (page 30)
Buyer estimates the total amount of funds necessary to complete the Merger and the related transactions to be approximately $3,370,000, which includes approximately $3,020,558 to be paid to Company stockholders, with the remainder to be applied to pay related fees and expenses in connection with the Merger and the related transactions. Buyer has orally informed us that it will have sufficient cash on hand at the closing of the Merger to fund the Merger Consideration and payment of related fees and expenses. The obligations of Buyer and Merger Sub to complete the Merger under the Merger Agreement are not subject to any financing condition.
The Merger Agreement (page 34 and Annex A)
Conditions to Consummation of the Merger (page 36)
The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver at or prior to the date of closing of the following conditions:

•	the Merger having been approved by the Company’s stockholders, which approval was obtained when Buyer and Pacific Office Holding, Inc. delivered their written consent;

•	the distribution of this information statement to the Company’s stockholders and the passage of at least 20 calendar days following such distribution; and

•
the absence of any applicable law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

The obligations of Buyer and Merger Sub to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	all representations and warranties of the Company having been true and correct;

•
the Company having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	the Company having delivered to Buyer a certificate, signed on behalf of the Company, to the effect that each of the conditions specified above has been satisfied.

The obligations of the Company to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	all representations and warranties of Buyer and Merger Sub having been true and correct;

•
each of Buyer and Merger Sub having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	Buyer having delivered to the Company a certificate, signed on behalf of Buyer and Merger Sub, to the effect that each of the conditions specified above has been satisfied.
Opinion of Duff & Phelps, LLC (page 19 and Annex B)
The Company engaged Duff & Phelps, LLC to serve as an independent financial advisor to the Board (solely in their capacity as members of the Board) to provide an opinion as to the fairness, from a financial point of view, to the holders of the Senior Common Stock of the consideration to be paid by Buyer for the Senior Common Stock in the Merger (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
The full text of the Opinion of Duff & Phelps is attached as Annex B to this information statement and is incorporated herein by reference.
Based on Duff & Phelps’ analysis, the consideration to be paid by Buyer for the Senior Common Stock in the Merger is fair from a financial point of view to the holders of the Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
Interests of Our Directors and Executive Officers in the Merger (page 25)
You should be aware that the Company’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. As a result of the Merger, Mr. Shidler will beneficially own, through his ownership of Buyer, 100% of the outstanding equity of the Company immediately following the closing of the Merger. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “Special Factors Related to the Merger - Interests of Our Directors and Executive Officers in the Merger” beginning on page 25.
United States Federal Income Tax Consequences of the Merger (page 30)
If you are a United States Holder (as defined in “Special Factors Related to the Merger - United States Federal Income Tax Consequences of the Merger” beginning on page 30), the Merger will be a taxable transaction for U.S. federal income tax purposes. A United States Holder of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) the adjusted tax basis of the surrendered shares of Senior Common Stock, Class A Common Stock or Class B Common Stock. Each holder’s situation may vary; however, we expect that, in most cases, holders will experience a capital loss as result of the payment of the Merger Consideration.
If you are a Non-United States Holder (as defined in “Special Factors Related to the Merger - United States Federal Income Tax Consequences of the Merger”), the Merger will generally not be a taxable transaction to you under United States federal income tax laws unless (i) you are an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by you, subject to an applicable treaty providing otherwise, or (iii) your shares constitute a “U.S. real property interest” under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

Holders of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock should consult their tax advisor about the U.S. federal, state, local and foreign tax consequences of the Merger.

Procedures for Receiving Merger Consideration (page 35)
Shortly after the Effective Time, a paying agent will mail a letter of transmittal and instructions to you and the other Company stockholders. The letter of transmittal and instructions will tell you how to surrender your stock certificates (if any) in exchange for the Merger Consideration.
No Appraisal Rights (page 33)
Holders of shares of Senior Common Stock, Class A Common Stock and Class B Common Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law in connection with the Merger.
Market Price of Our Stock (page 37)
No established trading market exists for our Senior Common Stock, Class A Common Stock, or Class B Common Stock, except for limited and sporadic trading in our Class A Common Stock in the OTC Markets.

QUESTIONS AND ANSWERS ABOUT THE MERGER
The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary Term Sheet” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to in this information statement, each of which you should read carefully.

Q:	What is the proposed transaction?

A:
The proposed transaction is the acquisition of the Company by Buyer pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement, Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the Merger and will become wholly owned by Buyer.

Q:	I own Senior Common Stock. What will I receive in the Merger?

A:
Upon completion of the Merger, you will receive $1.25 in cash, without interest and less any required withholding taxes, for each share of Senior Common Stock that you own. For example, if you own 100 shares of Senior Common Stock, you will receive $125.00 in cash in exchange for your shares of Senior Common Stock, less any required withholding taxes. You will not own shares in the surviving corporation.

Q:	I own Class A Common Stock or Class B Common Stock. What will I receive in the Merger?

A:
Upon completion of the Merger, you will receive $0.01 in cash, without interest and less any required withholding taxes for each share of Class A Common Stock or Class B Common Stock that you own. For example, if you own 100 shares of Class A Common Stock, you will receive $1.00 in cash in exchange for your shares of Class A Common Stock, less any required withholding taxes. You will not own shares in the surviving corporation.

Q:	When do you expect the Merger to be completed?

A:
We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement. Completion of the Merger is currently expected to occur on or about                    , 2019, although the Company cannot assure completion by any particular date, if at all.

Q:	When can I expect to receive the cash Merger Consideration for my shares?

A:
After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Senior Common Stock, Class A Common Stock or Class B Common Stock for the Merger Consideration. When you properly complete and return the required documentation described in the written instructions, you will receive from the paying agent a payment of the Merger Consideration for your shares. If your shares are held in “street name” by a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares in exchange for the Merger Consideration.

Q:	Did the Board approve the Merger Agreement?

A:
The Board approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and declared that the Merger is advisable upon the terms and subject to the conditions set forth in the Merger Agreement.

You should be aware that Mr. Shidler, the Company’s Chairman of the Board, has interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. As a result of the Merger, Mr. Shidler will beneficially own, through his ownership of Buyer, 100% of the outstanding equity of the Company immediately following the closing of the Merger. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement.

Q:	Has stockholder approval of the Merger been obtained?

A:
Yes. As of the Record Date, Buyer and Pacific Office Holding, Inc., both of which are controlled by Mr. Shidler, signed a written consent (representing approximately 90.9% of the voting power of the Company) approving the Merger. As a result, no further action by any other of the Company’s stockholders is required to approve the Merger or to authorize the transactions contemplated by the Merger Agreement.

Q:	What happens if the Merger is not completed?

A:
If the Merger is not completed for any reason, stockholders will not receive any payment for their shares in connection with the Merger. Instead, the Company will remain a reporting company under the Exchange Act, and we expect that trading in the Class A Common Stock would continue to be limited and sporadic in the OTC Markets and that there would continue to be no trading market for the Senior Common Stock or the Class B Common Stock. As discussed later in this information statement, however, there is substantial doubt about the Company’s ability to continue as a going concern.

Q:	Why am I not being asked to vote on the Merger?

A:
Consummation of the Merger required the approval of the Merger by the holders of a majority of the voting power of the Company. The requisite stockholder approval was obtained on the Record Date, when Buyer and Pacific Office Holding, Inc., both of which are controlled by Mr. Shidler, executed and delivered the written consent approving the Merger. As a result, no further approval of the Company’s stockholders is required to approve the Merger or to authorize the transactions contemplated by the Merger Agreement.

Q:	Why did I receive this information statement?

A:
Applicable laws and securities regulations require us to provide you with notice that the written consent has been delivered by Buyer and Pacific Office Holding, Inc., as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to approve the Merger.

Q:	What happens if I sell my shares before completion of the Merger?

A:
If you transfer your shares of Senior Common Stock, Class A Common Stock or Class B Common Stock, you will have transferred the right to receive the Merger Consideration to be received by the Company stockholders in the Merger. To receive the Merger Consideration, you must hold your shares through completion of the Merger.

Q:	Should I send in my Senior Common Stock, Class A Common Stock or Class B Common Stock certificates now?

A:
No. You will be sent a letter of transmittal with related instructions after completion of the Merger, describing how you may exchange your shares of Senior Common Stock, Class A Common Stock or Class B Common Stock for the Merger Consideration. Please do NOT return your Senior Common Stock, Class A Common Stock or Class B Common Stock certificate(s) to the Company.

Q:	Is the Merger subject to the fulfillment of certain conditions?

A:
Yes. Before the Merger can be completed, the Company, Buyer and Merger Sub must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See “The Merger Agreement - Conditions to Consummation of the Merger” on page 36.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?

A:
No. Holders of shares of Senior Common Stock, Class A Common Stock and Class B Common Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law in connection with the Merger.

Q:	Will I owe taxes as a result of the Merger?

A:
The Merger will be a taxable transaction for all United States Holders of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock. As a result, assuming you are a United States Holder, you will recognize gain or loss with respect to the cash received for shares of Senior Common Stock, Class A Common Stock or Class B Common Stock in the Merger equal to the difference between (x) the amount of cash you receive (determined before the deduction of any applicable withholding taxes) and (y) the adjusted tax basis of your surrendered shares. Each holder’s situation may vary; however, we expect that, in most cases, holders will experience a capital loss as result of the payment of the Merger Consideration. See “Special Factors Related to the Merger - United States Federal Income Tax Consequences of the Merger” beginning on page 30 for a more detailed explanation of the tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular tax situation.
If you are a Non-United States Holder, the Merger will generally not be a taxable transaction to you under United States federal income tax laws unless (i) you are an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by you, subject to an applicable treaty providing otherwise, or (iii) your shares constitute a “U.S. real property interest” under FIRPTA.
We urge you to consult your tax advisor on the tax consequences of the Merger to you. Nothing in this information statement should be considered tax advice.

Q:	Where can I find more information about the Company?

A:
We file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 46.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This information statement and the documents to which we refer you in this information statement contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of our company, the expected completion and timing of the Merger and other information relating to the Merger. Generally these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “may,” “will,” “would,” “could,” “should,” “seek,” “estimate” and variations on these words and similar expressions. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control. Those risks include, without limitation:

•	the satisfaction of the conditions to consummation of the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the risk that the Merger may not be completed in a timely manner or at all; and

•	the risk that we may be subject to litigation in connection with the Merger.
We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document referred to in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

FINANCIAL INFORMATION
Please see the audited financial statements, including the notes thereto, beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the unaudited financial statements, including the notes thereto, beginning on page 1 of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, attached to this information statement as Annexes C, D, E and F, respectively, for financial information relating to the Company. More comprehensive financial information is included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including management’s discussion and analysis of financial condition and results of operations. See the section entitled “Where You Can Find More Information” on page 46.
The Company’s book value per share as of September 30, 2018 was $(45.50). Book value per share is not a term defined by generally accepted accounting principles. The Company’s book value per share is calculated by dividing stockholders’ equity (deficit), excluding Senior Common Stock, by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding.

THE PARTIES TO THE MERGER AGREEMENT
The Company
Pacific Office Properties Trust, Inc.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
Phone: (808) 521-7444
The Company is a Maryland corporation which has elected to be treated as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We were formed on March 19, 2008 via a merger, and related transactions, of The Shidler Group’s western U.S. office portfolio and joint venture operations into Arizona Land Income Corporation. The Company is the sole general partner of Pacific Office Properties, L.P., a Delaware limited partnership (the “Operating Partnership”). The Company does not have any significant assets other than its partnership interest in the Operating Partnership.
Through our Operating Partnership, as of September 30, 2018, we owned two office properties comprising 0.9 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.
We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.
As of January 24, 2019, there were 2,398,220 shares of Senior Common Stock, 3,025,589 shares of Class A Common Stock, 100 shares of Class B Common Stock and one share of Proportionate Voting Preferred Stock of the Company issued and outstanding.
Additional information about the Company is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, respectively, which are attached to this information statement as Annexes C, D, E and F, respectively.
Buyer
Shidler Equities L.P.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
Phone: (808) 521-7444
Buyer is a private investment limited partnership organized under the laws of the State of Hawaii. Its sole general partner is Shidler Equities Corp., a Hawaii corporation controlled by Mr. Shidler.
Merger Sub
POP Acquisition, Inc.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
Phone: (808) 521-7444

Merger Sub was formed by Buyer solely for the purpose of completing the Merger with the Company. Merger Sub, a Maryland corporation, is a wholly owned subsidiary of Buyer and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

SPECIAL FACTORS RELATED TO THE MERGER
Background of the Merger
We were formed on March 19, 2008 via a merger, and related transactions, of The Shidler Group’s western U.S. office portfolio and joint venture operations into Arizona Land Income Corporation, a publicly-traded real estate investment trust whose common stock was then listed and traded on the American Stock Exchange. The Company is the sole general partner of our Operating Partnership, Pacific Office Properties, L.P., a Delaware limited partnership.
As part of the formation transactions, POP Venture, LLC, a Delaware limited liability company (“Venture”), an entity controlled by Mr. Shidler, contributed to our Operating Partnership ownership interests in eight wholly-owned properties and one property in which it held a 7.5% managing ownership interest. We refer to these properties as the Contributed Properties. In exchange for its contribution to the Operating Partnership of the Contributed Properties, Venture received 13,576,165 common units in our Operating Partnership, referred to as Common Units, together with 4,545,300 Class A convertible preferred units in our Operating Partnership, referred to as Preferred Units, and $16.7 million in promissory notes.
The Common Units held by Venture are redeemable by Venture on a one-for-one basis for shares of our Class A Common Stock, or a new class of common units without redemption rights, as elected by the Company. Each Preferred Unit would become convertible into 7.1717 Common Units upon the consummation of an underwritten public offering (of at least $75 million) of our Class A Common Stock. Because we have not completed such an underwritten public offering, these Preferred Units have not become convertible into Common Units.
As part of our formation transactions, we issued to Pacific Office Management, Inc., our external advisor at the time, one share of Proportionate Voting Preferred Stock. Pacific Office Management, Inc. was owned and controlled by Mr. Shidler and certain of our then-executive officers and other affiliates. The Proportionate Voting Preferred Stock has no dividend rights and de minimis rights to distributions in the event of liquidation, but it entitles its holder to vote on all matters for which the holders of Class A Common Stock are entitled to vote. In connection with our acquisition of Pacific Office Management, Inc. upon internalization of our management in February 2011, Pacific Office Management, Inc. sold the share of Proportionate Voting Preferred Stock to Pacific Office Holding, Inc., a newly formed entity with the same stockholders as Pacific Office Management, Inc., for nominal consideration. Pacific Office Holding, Inc., like Pacific Office Management, Inc., agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Common Units and Preferred Units issued in the formation transactions. All of these Common Units and Preferred Units are held by Venture. The number of votes that Pacific Office Holding, Inc. is entitled to cast equals the total number of shares of Class A Common Stock issuable upon redemption for shares of the Common Units and Preferred Units (representing 46,173,693 common share equivalents) issued in connection with the formation transactions, notwithstanding any restrictions on redemption of the Operating Partnership units. As of the Record Date, the share of Proportionate Voting Preferred Stock represented approximately 89.5% of our voting power.
In connection with our formation transactions, Venture also granted us options to acquire managing ownership interests in five joint ventures holding 14 additional office properties. We exercised those options in multiple transactions in 2008. The acquisition price for one of the joint ventures was funded by issuing a total of 723,102 Common Units. A total of 524,839 of these Common Units remain outstanding and are currently redeemable by the holders on a one-for-one basis for shares of our Class A Common Stock or cash, as elected by the Company.
A sale of any of the Contributed Properties that would not provide continued tax deferral to Venture was contractually restricted until March 2018, which was 10 years after the closing of the transaction related to such properties. In addition, we agreed with Venture that, during such 10-year period, we would not prepay or defease any mortgage indebtedness of such properties, other than in connection with a concurrent refinancing with non-recourse mortgage debt of an equal or greater amount and subject to certain other restrictions. Furthermore, if such a sale or defeasance was foreseeable, we were required to notify Venture and to cooperate with it in considering strategies to defer or mitigate the recognition of gain under the Code by any of the equity interest holders of the recipient of the Operating Partnership units.

In January 2010, we commenced a registered continuous public offering of up to 40,000,000 shares of our Senior Common Stock, which ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. The Senior Common Stock has a $10.00 per share (plus accrued and unpaid dividends) liquidation preference. Holders of Senior Common Stock are entitled to receive, when and as authorized by our board of directors and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly, although (as further described below) we have not paid the full dividend on the Senior Common Stock since 2013. Holders of Senior Common Stock have the right to vote on all matters presented to stockholders as a single class with holders of the Class A Common Stock, the Class B Common Stock and the Proportionate Voting Preferred Stock. Each share of Senior Common Stock is entitled to one vote on each matter to be voted upon by our stockholders. Because the Senior Common Stock was not listed on a stock exchange, we designed the Senior Common Stock to become convertible, at the option of the holder, for shares of our Class A Common Stock (which was then listed and traded on the NYSE Amex) after the fifth anniversary of the issuance of such shares of Senior Common Stock. We first issued and sold shares of Senior Common Stock in April 2010.
In September 2010, we entered into purchase agreements to acquire a portfolio of 12 office properties located in San Diego, Orange County, Los Angeles and the San Francisco Bay Area for aggregate consideration of approximately $305.9 million. We expected to complete the acquisition of these properties using proceeds from an underwritten public offering of our Class A Common Stock. In October 2010, we filed a registration statement with the SEC in respect of this offering. Preparations for this offering were completed in late 2010, culminating in a road show with a team of investment bankers led by Credit Suisse, Wells Fargo Securities and Citi in January 2011. At that time, however, we believe that the market for “growth” REITs like the Company had soured as a result of several other office REITs that had recently gone public, and our offering was ultimately unsuccessful. As a result, we were unable to complete the acquisition of the portfolios then under contract, and were forced to absorb the costs of significant deposits on these acquisitions as well as costs of the offering.
In February 2011, following the failure of our underwritten public offering of Class A Common Stock, we terminated our registered continuous public offering of Senior Common Stock. At that time, we ceased paying dividends on the Class A Common Stock, but continued paying the full stated dividend on the Senior Common Stock.
Because we had been unsuccessful in raising new equity capital in the public securities markets, we engaged Eastdil Secured, a preeminent broker of large commercial properties, in March 2011 to assist in the potential recapitalization of our Hawaii-based portfolio. Several property tours took place, but no offers were made as potential private equity investors indicated to us that they preferred lower secured debt levels and that they believed interest rates on our then-outstanding property-level debt were above market. Prepayment penalties (with approximately five years then remaining until maturity) made retiring our then-existing debt economically irrational.
In April 2012, we became externally advised once again and remain so today. Our advisor is Shidler Pacific Advisors, LLC, referred to as Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Externalizing management enabled us to reduce staff and overhead and eliminate all employee positions; however, it also resulted in the elimination of the full-time workforce previously dedicated to our investment, divestment and capital markets activities. Additional information regarding the Advisory Agreement with Shidler Pacific Advisors can be found under “Certain Relationships and Related Transactions - Advisory Services” on page 42. We expect to terminate our Advisory Agreement with Shidler Pacific Advisors upon completion of the Merger.
Also in April 2012, our Class A Common Stock was delisted from the NYSE Amex after we concluded that we would be unable to regain compliance with the stock exchange’s continued listing requirements. Since that time, our Class A Common Stock has been quoted on the OTCQB tier of the OTC Markets, and trading in it has been limited and sporadic.
As a result of the sale of our First Insurance Center property in June 2012, certain parties holding ownership interests in the contributor of First Insurance (including Buyer) claimed they were entitled to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued subordinated promissory notes in the aggregate amount of $8.3 million in settlement of the majority of such claims, and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable.
Because of cash flow restraints, beginning in May 2013, we began paying dividends on the Senior Common Stock at half the stated annualized rate. The unpaid portion of these dividends continued to accrue.
In anticipation of our property-level debt maturing in 2016, we again engaged Eastdil Secured in January 2016 in an effort to seek strategic alternatives for the Company, including a sale, merger, other business combination or recapitalization. Despite marketing the properties through May 2016, no offers were received. As a result, we were forced to suspend our recapitalization efforts in favor of focusing on refinancing our property-level debt, all of which was scheduled to mature later in 2016.
In August 2016, we completed the refinancing of our property-level debt by entering into a loan agreement with Don Quijote (USA) Co., Ltd., Don Quijote Holdings Co., Ltd. and Special Situations Investing Group II, LLC, collectively as Lenders, and Goldman Sachs Specialty Lending Group, L.P., as Agent. The loan agreement provided for a term loan in the principal amount of $280.5 million which is scheduled to mature on August 11, 2019, and subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and a balloon payment of the outstanding principal, including all other accrued and unpaid amounts owed, at maturity. Our obligations under the new loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.
Although the 2016 loan agreement allowed us to retain ownership of our remaining wholly-owned properties (subject to the sale of the Pan Am Building in the third quarter of 2018, as described below), it provided no infusion of new capital. In September 2016, the Operating Partnership borrowed $3.0 million from Buyer for working capital purposes. The promissory note issued by the Operating Partnership to Buyer in respect of this loan accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note was subsequently extended to December 31, 2019.
At various times in recent years, due to the significant annual cost and lack of benefit of being a public company, Mr. Shidler has informally discussed with Company management the merits of a going private transaction involving the Company. In the fourth quarter of 2016, in light of the Company’s financial condition and ongoing need for financial support, the Company (at Mr. Shidler’s request) engaged legal counsel to determine the steps necessary to discontinue filing reports with the SEC. The Board also engaged Duff & Phelps, LLC as its independent financial advisor. Mr. Shidler ultimately decided not to proceed with a transaction at that time.
Due to ongoing cash flow restraints, we ceased payment altogether of dividends on the Senior Common Stock in December 2016. The unpaid dividends have continued to accrue since that time, and totaled $6.3 million as of September 30, 2018.
In connection with the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the new loan agreement, for cash consideration of $78.5 million. In August 2018, we completed the sale of the Pan Am Building property. As required by the terms of the loan agreement, proceeds from the sale of the property were used to prepay $78.5 million of principal amount of the loan.
To assist with closing costs related to the sale of the Pan Am Building and to provide working capital, in August 2018, the Operating Partnership borrowed an additional $3.5 million from Buyer, on substantially the same terms as the September 2016 promissory note described above. Despite these additional funds, our existing cash on hand and our cash flows from operations were insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018, requiring us to defer and accrue expenses payable to Buyer (in respect of its pledge in support of the unsecured credit facility) and to Shidler Pacific Advisors (in respect of the Advisory Agreement). As previously disclosed in our filings with the SEC, this condition raises substantial doubt about our ability to continue as a going concern.
Because the Company does not have any significant assets other than its partnership interest in the Operating Partnership and we conduct substantially all of our operations through the Operating Partnership, all of the outstanding equity of the Company is structurally junior to the property-level debt of our subsidiaries and the outstanding indebtedness of the Operating Partnership. In addition to the property-level debt, the Operating Partnership has a significant amount of indebtedness outstanding, including promissory notes in the aggregate principal amount of $35.9 million (including the promissory notes issued in connection with our formation transactions and the tax protection agreements as a result of the sale of the First Insurance property, and the September 2016 and August 2018 promissory notes issued to Buyer as discussed above) and a revolving line of credit with First Hawaiian Bank in the outstanding principal amount of $25 million which has been fully drawn for several years.
Based on their respective ownership in the entities holding these promissory notes, the aggregate principal amount attributable to Mr. Shidler is $15.3 million (including the September 2016 and August 2018 promissory notes) and to Mr. Taff is $3.1 million. These amounts do not include accrued interest, which has been deferred since issuance (with the exception of $0.3 million in accrued interest which related to certain promissory notes exchanged for shares of Class A Common Stock in 2009). As of September 30, 2018, $24.9 million in interest had accrued in respect of the outstanding promissory notes of the Operating Partnership.
Additional information regarding the outstanding promissory notes of the Operating Partnership can be found under “Certain Relationships and Related Transactions - Unsecured Notes Payable to Buyer and Other Current and Former Related Persons” on page 42.
Both the revolving line of credit with First Hawaiian Bank, referred to as the FHB Credit Facility, and each of the outstanding promissory notes of the Operating Partnership are scheduled to mature on December 31, 2019. As security for the FHB Credit Facility, Buyer has pledged to the lender a certificate of deposit in the principal amount of $25 million. As a condition to this pledge, in 2009 (when the FHB Credit Facility was opened), the Operating Partnership and Buyer entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Buyer from any losses, damages, costs and expenses incurred by Buyer in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by First Hawaiian Bank and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Buyer interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Buyer. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Buyer an annual fee of 2.0% of the entire $25 million principal amount of the certificate of deposit. As of September 30, 2018, we have accrued approximately $1.3 million of interest payments owed to Buyer for this annual fee. Additional information regarding this indemnification agreement can be found under “Certain Relationships and Related Transactions - Indemnification Agreements” on page 44.
Our primary source of cash in recent years has been borrowings from Buyer (including the September 2016 and August 2018 promissory notes described above), together with the opportunistic sale of properties. Following the completion of the sale of the Pan Am Building in August 2018, we have only two wholly-owned properties remaining (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a vacant building, previously a sports club, associated with that property. Both of our remaining wholly-owned properties are in Honolulu, where management believes that the office market has been challenging for the last 10 years and that the value of our remaining wholly-owned properties will not increase enough to result in meaningful equity values for any of our stockholders in the foreseeable future.
We have not consistently achieved positive cash flow from operations since our formation transactions were completed in March 2008. Through September 30, 2018, we have incurred cumulative net losses since inception of $256.3 million and total stockholders’ deficit of $161.6 million. The mortgage debt on our wholly-owned properties is scheduled to mature on August 11, 2019. We do not have any committed financing sources available to refinance our debt as it matures. If we are unable to repay, extend or refinance our existing mortgage debt, we may be forced to give back these properties to our mortgage lenders. All of the other debt of the Operating Partnership, including the FHB Credit Facility and the various promissory notes described above, is scheduled to mature on December 31,

2019. The lenders of the outstanding promissory notes, including Buyer, have indicated to us that they are not willing to continue extending the maturity of these notes beyond that date.
In light of all the foregoing, and because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, in the third quarter of 2018, Mr. Shidler expressed renewed interest in funding a possible going private transaction and we re-engaged legal counsel to advise on the possible structure of a transaction. The Board also re-engaged Duff & Phelps, LLC to provide an opinion in connection with the Merger.
The consideration to be paid to the stockholders in the Merger is an arbitrary amount proposed by Buyer and was not based on any valuation methodology. In Buyer’s view, the Company’s equity (including the Senior Common Stock, Class A Common Stock and Class B Common Stock) had no real economic value because the Company’s consolidated indebtedness significantly exceeded the value of its consolidated assets. Nevertheless, Buyer and the Company agreed that some consideration should be paid for the Company’s outstanding shares of Senior Common Stock, Class A Common Stock and Class B Common Stock. Buyer’s offer of $1.25 per share of Senior Common Stock was based on its view that such amount would afford the holders of the Senior Common Stock a significant premium over the actual value of those shares, while at the same time allowing Buyer to recoup the cost within a reasonable period of time following the Merger through cost savings achieved by the Merger. Buyer’s offer of $0.01 per share of Class A Common Stock and Class B Common Stock was a nominal amount that took into account the junior ranking of those shares in relation to the Senior Common Stock, but which would allow the holders of Class A Common Stock and Class B Common Stock potentially to realize a capital loss on their shares sooner rather than later without adding significantly to the total cost of the Merger.
On January 24, 2019, the Board met to consider the possible going private transaction and the Merger Agreement. The Board reviewed the definitive Merger Agreement, copies of which were delivered to each director before the date of the meeting. Following review and discussion, the Board then unanimously approved the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, authorized and directed management to execute and deliver the Merger Agreement, and declared that the Merger is advisable upon the terms and subject to the conditions set forth in the Merger Agreement.
Reasons for the Merger
The Board has given thorough consideration to whether or not it should engage in a going private transaction, such as the Merger. Ultimately, the Board has decided to engage in the Merger for a number of reasons, foremost of which are to reduce the costs associated with being a “reporting company” under the Exchange Act and to provide liquidity and a possible tax benefit to Company stockholders.
To Become a Private Company
The Board and the Company’s management are of the view that the costs and regulatory burden associated with maintaining registration of our Senior Common Stock under Section 12 of the Exchange Act are not cost efficient for the Company. Neither our Class A Common Stock nor our Class B Common Stock is currently registered under Section 12 of the Exchange Act.
No established trading market exists for our Senior Common Stock, Class A Common Stock, or Class B Common Stock, except for limited and sporadic trading in our Class A Common Stock, which is currently quoted in the OTCQB tier of the OTC Markets under the symbol “PCFO.” Approximately 25% of our outstanding Class A Common Stock is held by Buyer. This limited trading market has not allowed the Company’s stockholders to recognize the primary benefit which should be available to stockholders of a publicly traded company, which is the ability to buy and sell stock in a liquid market in which accurate and timely pricing information is readily available.
Although the Company’s stockholders may be provided some benefit due to the Company being a “reporting company” under the Exchange Act, the Board has determined that compliance with stringent reporting and auditing requirements provides many disadvantages that offset this benefit. As a “reporting company” under the Exchange Act, the Company is obligated to prepare and file with the SEC annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in addition to other reports and forms from time to time. The Company is also subject to regulatory requirements under the Sarbanes-Oxley Act of 2002. Compliance with these SEC reporting and audit requirements and regulatory restrictions diverts the time of senior management and staff from other business of the Company. Furthermore, the Company has a small market capitalization and has received no capital raising benefit from being a public company in several years.
After the Merger is completed, the Company will become a private company, which will allow the Company to deregister the Senior Common Stock under the Exchange Act. Once deregistered, the Company will no longer be subject to the periodic reporting and proxy solicitation requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act of 2002 and other U.S. federal securities laws, and the administrative burdens associated with such requirements will be eliminated.
Since there is currently no established trading market for the Senior Common Stock, the Board believes that the costs of remaining a public company, which include corporate management fees payable under our Advisory Agreement with Shidler Pacific Advisors, accounting, legal and other related costs and which totaled approximately $1.3 million for the year ended December 31, 2017 and $1.0 million for the nine months ended September 30, 2018, are not justified. These costs are ongoing and are difficult to reduce.
To Provide Liquidity and a Possible Tax Benefit to Company Stockholders
No established trading market exists for our Senior Common Stock, Class A Common Stock or Class B Common Stock, except for limited and sporadic trading in our Class A Common Stock in the OTC Markets. Holders of our Senior Common Stock who wish to publicly dispose of their shares must first convert their shares into shares of Class A Common Stock, and then attempt to sell those shares of Class A Common Stock in the OTC Markets. In addition, the number of shares of Class A Common Stock into which each share of Senior Common Stock would convert is capped at 10 shares.
As a result, we believe that it is currently difficult for stockholders to dispose of their shares when they choose. Thus, an additional reason for the Board’s decision to engage in the Merger was to provide Company stockholders with liquidity and a possible tax benefit for their shares of Senior Common Stock, Class A Common Stock and Class B Common Stock.
The Merger will allow stockholders to immediately realize liquidity for their investment and provide them with certainty of the value of their shares of Senior Common Stock, Class A Common Stock or Class B Common Stock. Moreover, we anticipate that most stockholders will have the benefit of a capital loss in connection with the cancellation of their shares pursuant to the Merger. See “Special Factors Related to the Merger - United States Federal Income Tax Consequences of the Merger” beginning on page 30.
Company stockholders will have no further financial interest in the Company as a result of the Merger and will not participate in any potential appreciation in the value of the Senior Common Stock, Class A Common Stock or Class B Common Stock, or receive any dividends on the Senior Common Stock, Class A Common Stock or Class B Common Stock. However, we do not expect that any of the Senior Common Stock, Class A Common Stock or Class B Common Stock will achieve meaningful value in the foreseeable future, nor do we expect to resume the payment of dividends in the foreseeable future. In light of those factors, and because no trading market has ever existed for the Senior Common Stock or Class B Common Stock, and has not existed for many years for the Class A Common Stock (other than limited and sporadic trading on the OTC Markets), the Board believes that the benefit to the Company stockholders of receiving immediate liquidity and a possible tax benefit for their shares substantially outweighs this disadvantage.
In making the determination to become a private company through the Merger, the Board considered other means of achieving the same result but rejected these alternatives because the Board believed that the Merger would be simpler and less costly. These alternatives were:

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A TENDER OFFER AT A SIMILAR PRICE PER SHARE OF SENIOR COMMON STOCK. As of January 24, 2019, our Senior Common Stock was held by 926 stockholders of record. The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record stockholders so as to accomplish the going private objective and reducing recurring costs. The Board found it unlikely that many holders of small numbers of shares, even if located, would make the effort to tender their shares.

•	A REVERSE STOCK SPLIT OF SENIOR COMMON STOCK. This alternative would accomplish the objective of reducing the number of record stockholders, assuming approval of the reverse stock split by the Company’s stockholders. In a reverse stock split, the Company would acquire the interests of the cashed-out stockholders by means of an amendment to the Company’s charter to reduce the number of issued and outstanding shares of Senior Common Stock such that the cashed-out stockholders would own less than one full share of Senior Common Stock. The Company would then distribute cash for the resulting fractional share interests.
A reverse stock split would eliminate many, though not all, of the record stockholders of Senior Common Stock. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, however, the terms of the Senior Common Stock do not permit the Company to repurchase or redeem shares of Senior Common Stock unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed. As of September 30, 2018, accrued and unpaid dividends on the Senior Common Stock totaled $6.3 million, which the Company is not currently able to pay and does not expect to be able to pay in the foreseeable future.

•
LIQUIDATION AND DISSOLUTION. This alternative would involve the liquidation and dissolution of the Operating Partnership and the Company. The Board rejected this alternative because it could not be accomplished expeditiously and would result in none of the holders of Senior Common Stock, Class A Common Stock and Class B Common Stock receiving any value for their shares.

After consideration of the various alternatives described above, the Board determined that the Merger was the best and most feasible choice for the stockholders and the Company. Significantly, following the proposed Merger, the Company will no longer be required to be registered under the federal securities laws and will immediately deregister its shares of Senior Common Stock under the Exchange Act.
The Merger is being proposed at this time because the sooner the Merger can be implemented, the sooner the Company can cease to incur the expenses and burdens of public reporting and the sooner stockholders who are entitled to receive cash in the Merger can make use of such cash payments and realize any possible tax benefit.
The Board also determined that it is in the best interests of the Company to cash-out the holders of the Class A Common Stock and Class B Common Stock through the Merger, which would simplify the Company’s balance sheet and capital structure. In this regard, the Board also considered that, although the amount of cash payable to holders of Class A Common Stock and Class B Common Stock is not significant, the Class A Common Stock and Class B Common Stock are junior to the Senior Common Stock and those holders would receive nothing in the event of a liquidation and dissolution, and that cashing out those holders at this time may allow them to realize a capital loss on their shares sooner rather than later.
Based on the foregoing considerations, the Board concluded that it is more beneficial to the Company to undertake the proposed Merger and become a private company as a result of the proposed Merger than to remain a public company.
In the course of the Board making the determinations described above, the Board considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance, but include all material factors considered:

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based on the Board’s knowledge of our business, financial condition, results of operations, prospects and competitive position, its belief that the Merger is more favorable to our stockholders than any other alternative reasonably available to the Company and our stockholders;

•	the inability of the Company to continue as a going concern in the absence of additional financial support from Buyer or Mr. Shidler;

•
the Board’s belief that it was unlikely that any transaction with a third party could be completed at this time that would present a better alternative to the Company’s stockholders than the offer from Buyer;

•
the fact that becoming a private company will relieve the Company of the administrative burden and cost of compliance with the Exchange Act and other U.S. federal securities laws and other costs of being a public company, which totaled approximately $1.3 million in fiscal year 2017 and an additional $1.0 million for the nine months ended September 30, 2018;

•
the fact that the Company has received no capital raising benefit from being a public company in several years, and that the Board does not expect that any such capital raising benefit will be available to the Company in the future;

•	the fact that the Merger Consideration is all cash, which provides liquidity and certainty of value to the Company stockholders;

•
the fact that the payment of the Merger Consideration is expected to result in a capital loss for most stockholders, enabling them to realize a tax benefit for the year in which the Merger Consideration is received;

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the fact that no established trading market exists for our Senior Common Stock, Class A Common Stock, or Class B Common Stock, except for limited and sporadic trading in our Class A Common Stock in the OTC Markets;

•
the fact that, based on the recent trading history and illiquidity of our Class A Common Stock, the Senior Common Stock Merger Consideration is significantly more than a holder of our Senior Common Stock would receive if such holder were to convert its shares into Class A Common Stock and sell those shares in the OTC Markets (if it were even able to do so);

•	the fact that no dividends are expected to be paid on the Senior Common Stock, Class A Common Stock or Class B Common Stock in the foreseeable future;

•
the fact that it appeared unlikely that the Senior Common Stock, Class A Common Stock or Class B Common Stock would achieve meaningful value in the foreseeable future, given our financial condition and level of outstanding indebtedness;

•
the opinion of Duff & Phelps, LLC to the effect that the Senior Common Stock Merger Consideration is fair from a financial point of view to the Company’s holders of Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder);

•	the Company’s belief that the agreed price was the highest price per share to which Buyer was willing to agree;

•	the ability of Buyer to consummate the Merger;

•	the Board’s belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•	the terms of the Merger Agreement and the related agreements, including:

◦	the limited number and nature of the conditions to Buyer’s obligation to consummate the Merger; and

◦	the Merger not being subject to a financing condition.
The Board also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the Merger, including the following factors:

•
the fact that following the completion of the Merger, the Company will no longer exist as an independent public company and that the Company’s existing stockholders will not be able to participate in any potential future earnings or growth of the Company, or in any potential future appreciation in value of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock;

•	the fact that approval of the Merger is not subject to the approval of a majority of the unaffiliated holders of shares of Senior Common Stock, Class A Common Stock and Class B Common Stock;

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the importance of Mr. Shidler to the direction and control of the Company, which may in the past have discouraged, and may in the future discourage, third parties from submitting alternative acquisition proposals with terms and conditions, including price, that may be superior to the Merger;

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the fact that our directors and officers may have interests in the transaction that are different from, or in addition to, those of our unaffiliated holders of Senior Common Stock, Class A Common Stock or Class B Common Stock. Please see “Special Factors Related to the Merger-Interests of Our Directors and Executive Officers in the Merger” beginning on page 11 for additional information;

•
the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement - Conditions to Consummation of the Merger” on page 36; and

•	the fact that the Company has incurred and will incur substantial expenses related to the transactions contemplated by the Merger Agreement, regardless of whether the Merger is consummated.

After taking into account all of the factors set forth above, the Board determined that the potentially positive factors outweighed the potentially negative factors. In particular, the Board doubted the ability of the Company to remain a viable public company in the absence of continued financial support from Buyer or Mr. Shidler or to obtain a third-party offer superior to Buyer’s offer. Accordingly, the Board could not discern any risk or disadvantage that would merit not consummating the Merger because the consequences of not doing so would be detrimental to the Company’s stockholders as it was unlikely they would be in a position to realize any payment whatsoever on their shares.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but summarizes the material information and factors considered by the Board in its consideration of the Merger. In view of the variety of factors and the quality and amount of information considered, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Board may have given different weights to different factors. The Board conducted an overall analysis of the factors described above, and considered the factors overall to be favorable to, and supportive of, its determinations. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 9.
Opinion of Duff & Phelps, LLC
On November 2, 2018, the Company engaged Duff & Phelps, LLC to serve as an independent financial advisor to the Board (solely in their capacity as members of the Board) to provide an opinion as to the fairness, from a financial point of view, to the holders of the Senior Common Stock of the consideration to be paid by Buyer for the Senior Common Stock in the Merger (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
Duff & Phelps rendered its written opinion to the Board on January 24, 2019 (the “Opinion”), that, based upon and subject to the assumptions, qualifications and limiting conditions set forth in its Opinion, as of such date, the Senior Common Stock Merger Consideration to be paid by Buyer for the Senior Common Stock in the Merger was fair, from a financial point of view, to the holders of the Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
The full text of the Opinion of Duff & Phelps is attached as Annex B to this information statement and is incorporated herein by reference. The full text of the Opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations in rendering the Opinion. The written presentation by Duff & Phelps to the Board is available for inspection and copying at the Company’s principal executive offices during normal business hours by any interested stockholder or representative that has been designated in writing by an interested stockholder. In addition, upon written request by any interested stockholder or representative that has been designated in writing by an interested stockholder, the Company will, at such stockholder’s expense, send such requesting party a copy of Duff & Phelps’ written presentation to the Board.
Duff & Phelps provided the Opinion solely for the use and benefit of the Board (solely in their capacity as members of the Board) in connection with its consideration of the Merger. The Opinion (i) does not address the merits of the underlying business decision to enter into the Merger versus any alternative strategy or transaction; (ii) does not address any transaction related to the Merger; (iii) is not a recommendation as to how the Board or any stockholder should vote or act with respect to any matters relating to the Merger, or whether to proceed with the Merger or any related transaction; and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances. Instead, it merely states whether the consideration in the Merger is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Merger or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Opinion is based.
In connection with its Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

•	Reviewed the following historical financial statements and SEC filings:

◦
The Company’s annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017, including the audited financial statements included therein, and quarterly report on Form 10-Q filed with the SEC for the quarterly period ended September 30, 2018, including the unaudited financial statements included therein;

◦	The Company’s prospectus filed with the SEC on January 12, 2010 for the offering of its Senior Common Stock;

•	Reviewed the following additional material provided to us by management of the Company:

◦	The Company’s monthly budget for the fiscal years ending December 31, 2018 and December 31, 2019;

◦	Davies Pacific Center, 841 Bishop Street, Honolulu, Honolulu County, HI 96813 (the “Davies Pacific Center”) Appraisal of Real Property prepared by Cushman & Wakefield Western, Inc. as of July 8, 2016;

◦	Waterfront Plaza, 500 Ala Moana Boulevard, Honolulu, Honolulu County, HI 96813 (the “Waterfront Plaza”) Appraisal of Real Property prepared by Cushman & Wakefield Western, Inc. as of July 8, 2016;

◦	Argus Discounted Cash Flow (DCF) Models for the Davies Pacific Center and the Waterfront Plaza;

◦	Rent Roll forms for the Davies Pacific Center dated as of October 20, 2018;

◦	Rent Roll forms for the Waterfront Plaza dated as of October 20, 2018;

◦	Other internal documents relating to the history, current operations, and probable future outlook of the Davies Pacific Center, the Waterfront Plaza and the Company;

◦	The Preliminary Term Sheet dated December 13, 2018; and

◦	The draft Merger Agreement;

•
Discussed with management of the Company the history, current operations, and probable future outlook of the Company, the operating and financing plans for the Company, and other internal documents provided to Duff & Phelps by management of the Company;

•	Inspected the Davies Pacific Center and the Waterfront Plaza;

•	Researched and reviewed local transactions to benchmark with the Davies Pacific Center and the Waterfront Plaza DCF valuation ranges;

•	Reviewed certain other relevant, publicly available information, including economic, industry, and investment information, and trends with respect to the industry in which the Company participates;

•	Analyzed other information that Duff & Phelps deemed relevant; and

•	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.
In performing its analyses and rendering the Opinion with respect to the Merger, Duff & Phelps, with the Company’s consent:

•
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

•
Relied upon the fact that the Board and the Company have been advised by counsel as to all legal matters with respect to the Merger, including whether all procedures required by law to be taken in connection with the Merger have been duly, validly and timely taken;

•	Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company and the Merger;

•	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

•
Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

•
Assumed that all of the conditions required to implement the Merger will be satisfied and that the Merger will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

•	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company.
To the extent that any of the foregoing assumptions or any of the facts on which the Opinion was based prove to be untrue in any material respect, the Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of its Opinion, Duff & Phelps made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Merger.
The Opinion was dated and delivered on January 24, 2019. The Opinion was necessarily based upon market, economic, financial and other conditions as they existed on the date of the Opinion, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after the date of the Opinion.
Duff & Phelps did not evaluate the Company’s solvency. Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Merger, the assets, businesses or operations of the Company, or any alternatives to the Merger, (ii) negotiate the terms of the Merger, and therefore, Duff & Phelps assumed that such terms were the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Merger Agreement and the Merger, or (iii) advise the Board or any other party with respect to alternatives to the Merger.
Duff & Phelps did not express any opinion as to the market price or value of the Senior Common Stock, Class A Common Stock or Class B Common Stock (or anything else) after the announcement or the consummation of the Merger. The Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s creditworthiness, as tax advice, or as accounting advice. Duff & Phelps did not make, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.
Summary of Financial Analyses by Duff & Phelps
Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with providing the Opinion to the Board (solely in their capacity as members of the Board). This summary is qualified in its entirety by reference to the full text of the Opinion, attached hereto as Annex B. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, neither the Opinion nor Duff & Phelps’ underlying analysis is susceptible to partial analysis or summary description. In arriving at its opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps’ analysis must be considered as a whole and selecting portions of its analysis and of the factors considered by it in rendering the Opinion, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying the Opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’ own experience and judgment.
Overview
The Company’s primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties.
In March 2017, the Company completed the sale of its Pacific Business News Building joint venture property to an unrelated third party.
In August 2018, the Company completed the sale of its Pan Am Building property for $78.5 million to one of the lenders under its loan agreement. To assist with closing costs and working capital, the Operating Partnership issued a promissory note in the principal amount of $3.5 million to Buyer in consideration of a loan in that amount made by Buyer to the Operating Partnership. All of the $78.5 million of cash proceeds were used to prepay (with no prepayment premium) $78.5 million of mortgage debt.
The Company’s cash flows from operations, including existing cash on hand, were insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018. The Company has faced similar situations in the past several years and has funded operating deficits through related party borrowings.
The mortgage debt on the Company’s wholly-owned properties is scheduled to mature on August 11, 2019.
The Operating Partnership has a fully-drawn $25.0 million unsecured credit facility scheduled to mature on December 31, 2019.
In addition, the Operating Partnership also has unsecured promissory notes payable to certain current and former affiliates in the principal amount of $35.9 million scheduled to mature on December 31, 2019.
Since March 2008, interest payments on primarily all of the unsecured promissory notes payable have been deferred and compounding.
The Company does not have any committed financing sources available to refinance debt as it matures. If the Company is unable to repay, extend or refinance the existing mortgage debt, the Company may be forced to give back these properties to the mortgage lenders per Company management.
Executive Summary
Duff & Phelps reviewed the Operating Partnership’s existing liabilities and the equity capitalization as of September 30, 2018. The Company’s debt obligations, inclusive of accrued interest and fees, ranking senior to the Senior Common Stock as of September 30, 2018 were approximately $291 million. These obligations include the property loan, the unsecured credit facility, the unsecured promissory notes to current and former affiliates, and accrued fees payable to Buyer (in respect of its pledge in support of the unsecured credit facility) and to Shidler Pacific Advisors (in respect of the Advisory Agreement).
In order to determine a range of value for the Senior Common Stock, Duff & Phelps first determined a range of the fair market value of the Company’s assets (primarily consisting of two properties: the Davies Pacific Center and the Waterfront Plaza). The concluded range of fair market value of the assets was approximately $245 million to $265 million. Details of the analysis are described below under the heading “Asset Valuation Analysis.”

Given that the range of fair market value of the assets was below the face value of the total debt obligations (inclusive of accrued interest and fees) ranking senior to the Senior Common Stock, Duff & Phelps valued the Senior Common Stock using an option methodology, as described below under “Contingent Claims Analysis,” assuming a term ranging from six months to twelve months which reflects the Company’s time horizon before the majority of the debt obligations are due.
Duff & Phelps concluded the value of one share of Senior Common Stock to be in the range of $0.06 to $0.91 as compared to the Senior Common Stock Merger Consideration of $1.25 per share.
Asset Valuation Analysis
To determine the fair market value of the Company’s assets, Duff & Phelps valued the Company’s two primary real estate assets: the Davies Pacific Center and the Waterfront Plaza. Duff & Phelps valued the real estate using an income capitalization approach.
The income capitalization approach consists of methods, techniques, and mathematical procedures to analyze a property’s capacity to generate monetary benefits (i.e., income and reversion) and convert these benefits into an indication of present value. The present value of these benefits is an indication of the amount that a prudent, informed purchaser-investor would pay for the right to receive these benefits as of the valuation date. The principle of anticipation is fundamental to the approach. There are two primary methods for converting monetary benefits into present value: 1) discounted cash flow (“DCF”) and 2) direct capitalization.
The DCF method is more appropriate for the analysis of investment properties with multiple or long-term leases, particularly leases with cancellation clauses or renewal options, and especially in volatile markets. The direct capitalization method is normally more appropriate for properties with relatively stable operating histories and expectations. For the purposes of Duff & Phelps’ analysis, the DCF method was used.
The DCF analysis focuses on the operating cash flows expected from the property and the anticipated proceeds of a hypothetical sale at the end of an assumed holding period. These amounts are then discounted to their present value. The discounted present values of the income stream and the reversion are added to obtain a value indication. Because benefits to be received in the future are worth less than the same benefits received in the present, this method weights income projected in the early years more heavily than the income and the sale proceeds to be received later.
In connection with the DCF analysis, the Company provided Argus models to Duff & Phelps containing information relating to rent rolls and building expenses for each of the two wholly-owned properties. Argus models are commonly used in the real estate industry to help determine free cash flows and analyze values of real estate properties. The projected annual free cash flows utilized in Duff & Phelps’ DCF analysis for each of Davies Pacific Center and Waterfront Plaza are shown in the table below. These projected annual free cash flows were derived by Duff & Phelps based in part on the information included in the Argus models and in part on Duff & Phelps’ assumptions regarding market conditions over the next decade.

Davies Pacific Center			Waterfront Plaza
Projected Free Cash Flows			Projected Free Cash Flows

Analysis Period	For the Year Ending	Annual Cash Flow	Analysis Period	For the Year Ending	Annual Cash Flow

Year 1	Dec 2019	$(2,147,657)	Year 1	Dec 2019	$1,059,545
Year 2	Dec 2020	3,597,680	Year 2	Dec 2020	8,499,087
Year 3	Dec 2021	4,315,713	Year 3	Dec 2021	10,554,906
Year 4	Dec 2022	6,502,205	Year 4	Dec 2022	9,623,004
Year 5	Dec 2023	6,868,432	Year 5	Dec 2023	9,707,429
Year 6	Dec 2024	4,690,134	Year 6	Dec 2024	11,056,301
Year 7	Dec 2025	4,521,696	Year 7	Dec 2025	7,726,033
Year 8	Dec 2026	5,404,165	Year 8	Dec 2026	11,061,010
Year 9	Dec 2027	7,560,479	Year 9	Dec 2027	10,332,169
Year 10	Dec 2028	6,810,347	Year 10	Dec 2028	8,840,146
The DCF analysis for Davies Pacific Center resulted in a valuation range of approximately $99 million to $108 million. The DCF analysis for Waterfront Plaza resulted in a valuation range of approximately $140 million to $151 million. The resulting range of values for Davies Pacific Center and Waterfront Plaza was approximately $239 million to $259 million. Duff & Phelps determined the fair market value of the Company’s assets by adding: (i) the value of 100%-owned (Davies Pacific Center and Waterfront Plaza) and joint venture-owned real estate (net of selling costs) and (ii) the Company’s cash and restricted cash and subtracting the projected general and administrative costs to be incurred for the different time horizons of six months and twelve months.
The concluded asset value range is approximately $245 million to $265 million.
The Company believes that reflecting the asset valuation range on a per share basis would be misleading and is not appropriate because such per share amounts would not reflect the impact of the Company’s outstanding consolidated indebtedness on the equity value per share. The results of the asset valuation were factored into the contingent claims analysis discussed below.
Contingent Claims Analysis
Given that the amount of the Company’s debt obligations ranking senior to the Senior Common Stock exceeds the calculated asset value range of the Company, Duff & Phelps estimated the value of the Senior Common Stock using a contingent claims analysis with a term ranging from six months to twelve months, which reflects the Company’s time horizon before the majority of its debt obligations are due.
This valuation methodology is based on the principles of option pricing theory, whereby each class of securities is modeled as a call option with a unique claim on the aggregate asset value of the Company. The result is an allocation of the aggregate asset value to each class of security.
The characteristics of each security’s class define these claims. The resulting option claims, in combination, may be represented by an option/security payoff diagram that depicts the sharing of proceeds between different securities upon a liquidity event. The key inputs of the Black-Scholes Option Model include: (i) initial value of an underlying asset; (ii) Exercise Price; (iii) Volatility; (iv) Time to expiration; and (v) Risk Free Rate.
Based on an asset volatility of 12.5% (which volatility rate was selected by Duff & Phelps based on its review of unlevered volatilities of comparable publicly traded REITs1) and time to expiration of six months to twelve months, the value of one share of Senior Common Stock was estimated to be in the range of $0.06 to $0.91.

___________________________
1 The REITs used for this analysis were Boston Properties, Inc.; Brandywine Realty Trust; City Office REIT, Inc.; Columbia Property Trust, Inc.; Cousins Properties Incorporated; Douglas Emmett, Inc.; Equity Commonwealth; Franklin Street Properties Corp.; Hudson Pacific Properties, Inc.; Kilroy Realty Corporation; Mack-Cali Realty Corporation; Paramount Group, Inc.; Piedmont Office Realty Trust, Inc.; SL Green Realty Corp.; TIER REIT, Inc.; and Vornado Realty Trust.

Summary Conclusion
Based on Duff & Phelps’ analysis, the consideration to be paid by Buyer for the Senior Common Stock in the Merger is fair from a financial point of view to the holders of the Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
Qualifications of Duff & Phelps as Independent Financial Advisor
Duff & Phelps is a premier global valuation and corporate finance advisor with market-leading expertise in fairness opinions, ranking as the top provider of fairness opinions both in the U.S. and globally for each of the years 2015 through 2018, and overall for the last ten years. Over the past decade, Duff & Phelps has provided nearly 850 independent fairness opinions, reflecting $333 billion in deal value and is regularly engaged in the valuation of businesses and securities in the preparation of fairness opinions in connection with mergers, acquisitions and other strategic transactions.
Fees and Expenses
The aggregate amount of the fees that the Company has paid Duff & Phelps for its services in connection with the rendering of the Opinion to the Board is $150,000 due and payable as follows: $75,000 upon execution of the engagement letter for Duff & Phelps to serve as financial advisor to the Board and the remaining $75,000 upon Duff & Phelps informing the Company that it is prepared to render and deliver the Opinion. No portion of Duff & Phelps’ fee is contingent upon the consummation of the Merger or the conclusion reached in the Opinion. Furthermore, subject to certain exceptions, Duff & Phelps is entitled to be paid additional fees at Duff & Phelps’ standard hourly rates for any time incurred should Duff & Phelps be called upon to support its findings (to parties other than the Board) subsequent to the delivery of the Opinion. The Company has also agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses and reasonable fees and expenses of counsel retained by Duff & Phelps, in each case in connection with the engagement, and not to exceed $35,000 in the aggregate, without the Company’s prior written consent, such consent not to be unreasonably withheld. The Company has also agreed to indemnify Duff & Phelps for certain liabilities arising out of its engagement. The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm’s length, and the Board has approved these fee arrangements.
Prior Relationship
Other than this engagement, during the two years preceding the date of the Opinion, Duff & Phelps was engaged by the Company in connection with a similar transaction which was not consummated. For this prior engagement, Duff & Phelps received customary fees, expense reimbursement, and indemnification.
Interests of Our Directors and Executive Officers in the Merger
You should be aware that the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.
Ownership of the Surviving Company. As a result of the Merger, Mr. Shidler will, through his ownership of Buyer, beneficially own 100% of the equity interest in the Company immediately following the closing of the Merger. Because all of the equity interests in the Company will be beneficially held through Buyer by Mr. Shidler, he will directly or indirectly enjoy the benefits from any possible future earnings and growth of the Company after the Merger. Mr. Shidler will, however, also bear the corresponding risks of all losses or decreases in the value of the Company. Mr. Shidler’s investment in the Company will be illiquid, with no public trading market for the Company’s shares and no certainty that an opportunity to sell his shares in the Company at an attractive price will arise. Because the Company will continue to be the general partner of the Operating Partnership, Mr. Shidler’s equity investment in the Company will continue to be structurally junior to the property-level debt of the Company’s subsidiaries and the outstanding indebtedness of the Operating Partnership.

Immediately following the completion of the Merger, the Company expects that Mr. Shidler, through his ownership of Buyer, will indirectly beneficially own 100% of the equity interests of the surviving company (including 100% of the voting power of the surviving company), compared to his indirect beneficial ownership of approximately 24.7% of the outstanding Class A Common Stock and approximately 90.9% of the voting power of the Company prior to the Effective Time of the Merger. Correspondingly, Mr. Shidler would own all of the interest in the Company’s book value (a deficit of $162.5 million as of September 30, 2018) and losses (which totaled $13.8 million in net losses for the year ended December 31, 2017 and $10.9 million in losses from continuing operations for the nine months ended September 30, 2018).

Positions with the Surviving Company. After completion of the Merger, Mr. Shidler will serve as the sole director and President of the surviving corporation. Kimberly F. Aquino, who currently serves as the Company’s Vice President and Corporate Secretary, will serve as the Secretary of the surviving corporation. Michael Brennan, currently the Company’s only director other than Mr. Shidler, and Lawrence J. Taff, currently the Company’s Chief Executive Officer, Chief Financial Officer and Treasurer, will resign upon completion of the Merger and will not serve as directors or officers of the surviving corporation. Neither of the Company’s officers is currently party to an employment agreement with the Company, and Buyer has informed the Company that it does not expect to cause the surviving corporation to enter into any employment agreements with any officer of the surviving corporation.
Other Interests in the Surviving Company. Based on his ownership in entities (including Buyer) holding the outstanding promissory notes of the Operating Partnership, the aggregate principal amount attributable to Mr. Shidler is $15.3 million (excluding accrued interest). Additional information regarding these promissory notes can be found under “Certain Relationships and Related Transactions - Unsecured Notes Payable to Buyer and Other Current and Former Related Persons” on page 42.
In addition, as of September 30, 2018, we owed $2.2 million to Shidler Pacific Advisors, primarily related to deferred corporate management fees, and $1.3 million to Buyer in respect of accrued interest payments relating to Buyer’s pledge of a certificate of deposit to First Hawaiian Bank in support of the Operating Partnership’s credit agreement. Additional information regarding these liabilities can be found under “Certain Relationships and Related Transactions” beginning on page 42.
Indemnification of Directors and Officers. The Company’s charter and the partnership agreement of the Operating Partnership provide for indemnification of the Company’s directors and officers against liabilities to the fullest extent permitted by applicable law. If a director or officer is a party, or is threatened to be made a party, to any proceeding by reason of such director’s or officer’s status as a director or officer, we must indemnify such director or officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or officer received an improper personal benefit in money, property or services; or

•	in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful.
In the event of any amendment to the Maryland General Corporation Law, or MGCL, permitting the Company to provide broader indemnification rights than are currently set forth in the Company’s charter, such rights would be provided to the fullest extent required or permitted by the MGCL as so amended. Any amendment of the partnership agreement of the Operating Partnership related to the indemnification of the Company’s directors and officers will be prospective only and will not affect our existing indemnification obligations to the Company’s directors or officers.
Fairness of the Proposed Merger
The Board believes that the proposed Merger, taken as a whole, is fair to, and in the best interests of, the Company and its stockholders, including unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock. The Board has unanimously approved the Merger Agreement and the transactions related thereto, including the Merger, and declared that the Merger is advisable upon the terms and subject to the conditions set forth in the Merger Agreement.
The Board considered a number of factors in determining to approve the Merger Agreement. The Company’s primary reasons for the Merger are (i) to enable it to deregister its shares of Senior Common Stock under the Exchange Act and (ii) to provide liquidity and a possible tax benefit to the holders of its Senior Common Stock, Class A Common Stock and Class B Common Stock.
The Board considered the views of management relating to cost savings to be achieved by no longer being a public company. The Company’s management determined that cost savings of approximately $1.3 million per year could be achieved if the Company becomes a private company, excluding indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with registration of the Senior Common Stock under the Exchange Act. The Board also considered the administrative and regulatory burden of being a public company, including the burden of the provisions of the Sarbanes-Oxley Act of 2002.
The Board also considered the effect that becoming a private company would have on the market for the Senior Common Stock, Class A Common Stock and Class B Common Stock and the ability of stockholders to buy and sell shares. The Board determined that there is no established trading market for the Senior Common Stock, Class A Common Stock or Class B Common Stock (other than limited and sporadic trading in the Class A Common Stock in the OTC Markets), and therefore the Company’s stockholders derive little benefit from the Company’s status as a public company. Additionally, because there is no established market for trading the Company’s stock, the public disclosures required by the SEC may have little or no bearing on stockholders’ investment decisions. Further, the Company has a small market capitalization and has received no capital raising benefit from being a public company in several years. The Board determined that the cost savings and reduced administrative and regulatory burden on management to be achieved by becoming a private company outweighed any potential disadvantages from becoming a private company.
The Board considered alternative transactions to accomplish the proposed going private transaction but ultimately approved the proposed Merger. Please read the discussion under “Special Factors Related to the Merger - Background of the Merger” for a description of these alternatives considered by the Board.
The Board considered numerous factors, discussed below and above in “Special Factors Related to the Merger - Background of the Merger” and “Special Factors Related to the Merger - Reasons for the Merger”, in reaching its conclusion as to the fairness of the Merger to our stockholders, including both affiliated and unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock. The Board did not assign any specific weights to the factors listed.

•
REDUCED COSTS AS A RESULT OF BECOMING A PRIVATE COMPANY. The Board considered the considerable cost savings associated with becoming a private company, which will relieve the Company of the administrative burden and cost of compliance with the Exchange Act and other U.S. federal securities laws and other costs of being a public company, which totaled approximately $1.3 million in the year ended December 31, 2017 and an additional $1.0 million for the nine months ended September 30, 2018.

•
OPPORTUNITY TO LIQUIDATE SHARES OF SENIOR COMMON STOCK, CLASS A COMMON STOCK AND CLASS B COMMON STOCK. The Board considered the opportunity the Merger presents for unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock to liquidate their holdings without paying commissions or transaction costs, particularly given the illiquid market for the Company’s shares, and possibly realize a tax benefit.

•
LOSSES. The Board reviewed the net losses of the Company for the previous three fiscal years. For the three years ended December 31, 2015, 2016 and 2017, the Company reported net losses of $14.3 million, $14.0 million and $13.8 million, respectively. The Board also observed that the Company has not achieved positive net income for any fiscal year since its formation transactions were consummated in March 2008, and has incurred cumulative net losses from that time through September 30, 2018 of $256.3 million.

•	GOING CONCERN VALUE. The Board considered that, since the Company’s audit for the year ended December 31, 2015, the Company’s independent auditors’ reports have expressed substantial doubt as to whether the Company could continue as a going concern. The Board also considered that the Company’s existing cash on hand and cash flows from operations were insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018, which has required the Company to defer and accrue expenses payable to Buyer (in respect of its pledge in support of the unsecured credit facility) and to Shidler Pacific Advisors (in respect of the Advisory Agreement). Moreover, the Board considered that all of the Company’s outstanding indebtedness is scheduled to mature on or before December 31, 2019, and the Company does not have any committed financing sources available to refinance this debt as it matures. In light of these factors, the Board considered that the Company has no going concern value.

•
LIQUIDATION VALUE. Given that the amount of the Company’s debt obligations ranking senior to the Senior Common Stock exceeds the calculated asset value range of the Company, the Board considered the liquidation value of the Company to be zero for its holders of Senior Common Stock, Class A Common Stock and Class B Common Stock.

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FAIRNESS OPINION. The Board considered the fairness opinion of Duff & Phelps, LLC to the effect that the Senior Common Stock Merger Consideration is fair from a financial point of view to the Company’s holders of Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).

In connection with its deliberations, the Board did not consider net book value, which is an accounting concept, because it believed that net book value did not present a meaningful valuation for the Company and its business. The primary reason that the Board believed that net book value did not present a meaningful valuation of the Company and its business is because the Company’s principal assets consist of real property which was acquired many years ago, and as a result, the book value of the Company’s real property is significantly lower than its market value.
The Board also did not consider the current or historical market prices of the Senior Common Stock, Class A Common Stock or Class B Common Stock because there is no established trading market in these shares (except for limited and sporadic trading in the Class A Common Stock in the OTC Markets). No such market has ever existed for the Senior Common Stock or Class B Common Stock, and has not existed for many years for the Class A Common Stock. Thus, it was not possible to determine a current market price for the shares and historical market prices were generally not available or, in the Board’s view, relevant.
No firm offers have been made by any unaffiliated person during the preceding two years for (i) the merger or consolidation of the Company into or with such person, (ii) the sale or other transfer of all or any substantial part of the assets of the Company, or (iii) the purchase of a number of shares of common stock that would enable the holder to exercise control of the Company.
In connection with its determination that the Merger is fair to the Company’s unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock, the Board also considered the procedural fairness of the proposed Merger. Foremost in this regard, the Board engaged Duff & Phelps as its independent financial advisor to deliver a fairness opinion in connection with the transaction. After completing a fairness analysis, Duff & Phelps rendered its opinion to the effect that the Senior Common Stock Merger Consideration is fair from a financial point of view to the Company’s holders of Senior Common Stock (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
The Board also considered that the proposed Merger was approved in accordance with applicable provisions of Maryland law, including by Mr. Brennan, the Company’s director who has no material financial interest in the transaction. Mr. Brennan made his evaluation of the Merger Agreement and the Merger based upon the factors discussed in this information statement and with the full knowledge of Mr. Shidler’s interests in the Merger.
The Board also noted that past efforts at seeking strategic alternatives for the Company, including a sale, merger, other business combination or recapitalization, had proven unsuccessful. In contrast, the Board has high confidence in Buyer’s ability to complete the Merger because of the limited number and nature of the conditions to Buyer’s obligation to complete the Merger and the fact that the Merger is not subject to a financing condition.

The Merger is not structured so that approval of at least a majority of unaffiliated stockholders is required. No unaffiliated representative acting solely on behalf of the stockholders for the purpose of negotiating the terms of the Merger was retained by the Company or by the Company’s directors, neither of whom are employed by the Company. The Company has not made any provision in connection with the Merger to grant unaffiliated stockholders access to the Company’s corporate files or to obtain counsel or appraisal services at the Company’s expense. The Board did not consider these additional procedural safeguards to be necessary or advisable because they would both delay and increase the costs of the Merger.
After consideration of the factors described above, the Board believes that the transaction is both substantively and procedurally fair to the Company’s unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common. In formulating its belief as to the overall fairness of the Merger to these unaffiliated holders, the Board observed that, in connection with its fairness analysis, Duff & Phelps estimated the value of one share of Senior Common Stock to be in the range of $0.06 to $0.91. The price to be paid to holders of Senior Common Stock in the Merger of $1.25 per share represents a 37% premium over the high end of this range and a 158% premium over the midpoint of the range. The Board further noted that, unless the Merger is allowed to proceed, none of the Company’s unaffiliated stockholders of any class - Senior Common Stock, Class A Common Stock or Class B Common Stock - would likely ever realize any payment for their shares.
Reasons of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler; Fairness of the Proposed Merger
Under SEC rules governing “going private” transactions, each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler may be deemed to be an affiliate of the Company and may be required to express its or his beliefs as to the fairness of the Merger to the Company’s unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock. Each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
Each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler has interests in the Merger that are different from, and in addition to, those of the stockholders unaffiliated with Buyer, Merger Sub, Shidler Corp. and Mr. Shidler, or the unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock by virtue of their continuing interests in the surviving company after the closing of the Merger. These interests are described under the section titled “Special Factors Related to the Merger - Interests of our Directors and Executive Officers in the Merger.” Significantly, borrowings from Buyer have been a primary source of cash for the Company in recent years, including a $3 million loan in September 2016 and a $3.5 million loan in August 2018. These amounts do not include deferred advisory fees payable to Shidler Pacific Advisors, accrued interest payments and other promissory notes payable to Buyer, as more fully described under “Certain Relationships and Related Transactions.” Despite the August 2018 loan from Buyer, the Company again found itself with insufficient cash to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018, requiring the Company to defer and accrue expenses payable to Buyer (in respect of its pledge in support of the unsecured credit facility) and to Shidler Pacific Advisors (in respect of the Advisory Agreement). Mr. Shidler (on behalf of himself and Buyer) has indicated to the Company that he is not willing to make additional loans to the Company to cover the costs associated with being a public reporting company when the Company has not received any capital raising benefit from being a public company in several years (and does not foresee any such benefit becoming available again in the future). He has proposed the Merger at this time because the sooner the Merger can be implemented, the sooner the Company can realize the cost savings of no longer being a public reporting company, thereby eliminating a significant contributor to the Company’s cash flow pressures which (as noted above) have in recent years only been relieved by borrowings from Buyer.
As an alternative to the Merger, Buyer, Shidler Corp. and Mr. Shidler considered a third party tender offer for the Senior Common Stock, but were uncertain that a sufficient number of record stockholders would tender their shares so as to accomplish the going private objective and reduce recurring costs. As discussed above under the section entitled “Special Factors Related to the Merger - Reasons for the Merger”, the Senior Common Stock was held by 926 stockholders of record as of January 24, 2019, and there could be no assurance that many holders of small numbers of shares, even if located, would make the effort to tender their shares.

Each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler, individually, believe that the Merger is fair to each of the Company’s stockholders, including unaffiliated holders of Senior Common Stock, Class A Common Stock and Class B Common Stock. In reaching this conclusion, each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler, individually, relied upon the factors considered by and the analysis and conclusions of the Board of the Company and each of Buyer, Merger Sub, Shidler Corp. and Mr. Shidler, individually, adopts such analyses as its own. See “Special Factors Related to the Merger - Fairness of the Proposed Merger” and “Directors and Executive Officers of the Company, Buyer and Merger Sub.”
Financing
Buyer estimates the total amount of funds necessary to complete the Merger and the related transactions to be approximately $3,370,000, which includes approximately $3,020,558 to be paid to Company stockholders, with the remainder to be applied to pay related fees and expenses in connection with the Merger and the related transactions. Please see “Special Factors Related to the Merger - Fees and Expenses of the Merger” for further information on the fees and expenses related to the Merger.
Buyer has orally informed the Board that it expects to be able to finance the Merger Consideration and any fees and expenses related to the Merger and related transactions with cash on hand at the time of the Merger. No alternative financing plans or arrangements have been made to fund the Merger Consideration and any related fees and expenses. The obligations of Buyer and Merger Sub under the Merger Agreement are not subject to any financing condition.
Litigation Related to the Merger
The Company is not aware of any litigation relating to the Merger Agreement.
Deregistration of Senior Common Stock
If the Merger is completed, the Senior Common Stock will be deregistered under the Exchange Act, and we will no longer file periodic or current reports with the SEC.
Plans for the Company
As discussed above, the mortgage debt on our wholly-owned properties is scheduled to mature on August 11, 2019. Our immediate plans are to seek the refinancing of this debt. We do not, however, have any committed financing sources available to refinance this debt as it matures. If we are unable to repay, extend or refinance our existing mortgage debt, we may be forced to give back both of our remaining wholly-owned properties to our mortgage lenders. If that occurs, we expect that the Company, left with no meaningful assets, would subsequently dissolve and no liquidating distributions would be available for distribution to Buyer (as the Company’s sole stockholder).
Except as otherwise described in this information statement, we do not have any current intentions, plans or proposals to engage in any of the following:

•	an extraordinary corporate transaction following consummation of the Merger involving the Company’s corporate structure, business or management, such as a merger, reorganization or liquidation;

•	any purchase, sale or transfer of a material amount of assets; or

•	any other material changes in the Company’s business.
United States Federal Income Tax Consequences of the Merger
The following is a summary of the material United States federal income tax consequences of the Merger to holders of Senior Common Stock, Class A Common Stock or Class B Common Stock whose shares are converted into the right to receive cash in the Merger, but does not purport to be a complete analysis of all the potential tax considerations relating thereto. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable United States Treasury Regulations issued thereunder, judicial authority and administrative rulings and pronouncements, all as in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. The discussion applies only to shares of Senior Common Stock, Class A Common Stock and

Class B Common Stock held as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address aspects of U.S. federal income taxation that may be relevant to holders of Senior Common Stock, Class A Common Stock or Class B Common Stock that are subject to special tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, tax-exempt organizations, broker-dealers, financial institutions, cooperatives, traders in securities that elect to mark to market, United States Holders whose functional currency is not the U.S. dollar, or holders who hold Senior Common Stock, Class A Common Stock or Class B Common Stock through pass-through entities for United States federal income tax purposes, as part of a hedge, straddle or conversion transaction, holders deemed to sell Senior Common Stock, Class A Common Stock or Class B Common Stock under the constructive sale provisions of the Code or holders who acquired Class A Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. Except as specifically noted below, this summary does not address any aspect of state, local or foreign taxation, and does not address any United States federal taxation other than income taxation.

For purposes of this information statement, a “United States Holder” means a beneficial owner of Senior Common Stock, Class A Common Stock or Class B Common Stock that is a citizen or individual resident of the United States, a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in the United States or any state thereof (including the District of Columbia), an estate (the income of which is subject to United States federal income tax regardless of its source), or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person. If a partnership (including any entity treated as a partnership for United States federal income tax purposes) is a holder of Senior Common Stock, Class A Common Stock or Class B Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors as to the particular United States federal income tax consequences to them. The term “Non-United States Holder” refers to any beneficial owner of Senior Common Stock, Class A Common Stock or Class B Common Stock other than a partnership or other entity treated as a partnership for United States federal income tax purposes that is not a United States Holder.
The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of Senior Common Stock, Class A Common Stock or Class B Common Stock should consult such holder’s own tax advisor to determine the applicability of the rules discussed below to such stockholder and the particular tax effects of the Merger, including the application and effect of state, local, foreign and other tax laws.
United States Holders. The receipt of cash by a United States Holder for shares of Senior Common Stock, Class A Common Stock or Class B Common Stock pursuant to the Merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local, foreign and other income tax laws). In general, for United States federal income tax purposes, a United States Holder who receives the Merger Consideration will recognize gain or loss equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) the holder’s adjusted tax basis in the surrendered shares of Senior Common Stock, Class A Common Stock or Class B Common Stock. A United States Holder’s adjusted tax basis generally will equal the price the United States Holder paid for such shares. Gain or loss will be calculated separately for each block of Senior Common Stock, Class A Common Stock or Class B Common Stock converted in the Merger (generally shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the Senior Common Stock, Class A Common Stock or Class B Common Stock has been held for more than one year as of the Effective Time. Long-term capital gains of non-corporate United States Holders may be eligible for reduced rates of taxation; we anticipate, however, that most stockholders will experience a capital loss in connection with the cancellation of their shares pursuant to the Merger. The deductibility of capital losses is limited.
Certain United States Holders of Senior Common Stock, Class A Common Stock or Class B Common Stock, including individuals, estates and trusts, may be subject to an additional 3.8% “Medicare” tax on capital gain, if any, realized on the sale of their shares of Senior Common Stock, Class A Common Stock or Class B Common Stock. For individuals, the additional “Medicare” tax applies to the lesser of (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly or $125,000 if married and filing separately). United States Holders that are individuals, estates, or trusts should consult their own tax advisors as to the applicability of the “Medicare” tax consequences to them.
Cash consideration received by a United States Holder in the Merger may be subject to backup withholding. Backup withholding generally will apply only if the United States Holder fails to furnish a correct social security number or other taxpayer identification number, or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Each United States Holder should complete and sign the Form W-9 that will be part of the letter of transmittal to be returned to the paying agent (or other agent) in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is otherwise proved in a manner satisfactory to the paying agent (or other agent). Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the Internal Revenue Service (“IRS”).
Non-United States Holders. A Non-United States Holder will generally not be subject to United States federal income tax on gain recognized on its shares of Senior Common Stock, Class A Common Stock or Class B Common Stock pursuant to the Merger unless:

•	such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are met;

•
the gain on such shares is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base with the United States); or

•	such holder’s shares constitute a “U.S. real property interest” under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).
If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to a 30% (or a lower treaty rate) tax on the gross amount of your capital gains.
If you are a Non-United States Holder and your gain is effectively connected with a U.S. trade or business (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States), then you will be subject to U.S. federal income tax on your gain on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% or such lower rate as may be specified in an applicable income tax treaty, subject to adjustments.
If your shares constitute a “U.S. real property interest” under FIRPTA, you will be required to file a U.S. federal income tax return and will be subject to U.S. federal income tax on your net gain from your shares in the same manner as United States Holders. Shares of a “domestically controlled REIT” do not constitute a “U.S. real property interest.” We believe, but cannot assure you, that we are a “domestically controlled REIT.” A REIT is a “domestically controlled REIT” if, at all times during the five-year period preceding the disposition in question, less than 50% in value of its shares is held directly or indirectly by Non-United States Holders. The sale or other taxable disposition of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock by a Non-United States Holder who is not a Ten Percent Non-United States Holder (as defined below) will generally not be subject to U.S. federal income tax. A “Ten Percent Non-United States Holder” is a Non-United States Holder, who, at some time during the five-year period preceding such sale or disposition, beneficially owned (including under certain attribution rules) more than 10% of the total fair market value of our stock (as outstanding from time to time).
In general, the sale or other taxable disposition of our stock by a Ten Percent Non-United States Holder will not be subject to U.S. federal income tax if we are a domestically controlled REIT. For purposes of determining whether a REIT is a domestically controlled REIT, certain special rules apply including the rule that a person who at all applicable times holds less than 5 percent of a class of stock that is “regularly traded” is treated as a U.S. person unless the REIT has actual knowledge that such person is not a U.S. person. If we do not constitute a domestically controlled REIT, a Ten Percent Non-U.S. Stockholder generally will be taxed in the same manner as a United States Holder with respect to gain on the sale of our stock (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). Non-United States Holders should consult their own tax advisors as to the applicability of the FIRPTA consequences to them.
Backup withholding and information reporting may apply to the payment of cash received by a Non-United States Holder for Senior Common Stock, Class A Common Stock or Class B Common Stock pursuant to the Merger unless the holder certifies under penalties of perjury to its Non-United States Holder status or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS. To avoid backup withholding, a tendering Non-United States Holder should complete IRS Form W-8BEN or other applicable IRS Form W-8.
Non-United States Holders should consult their tax advisors regarding the application of United States federal income tax laws, including information reporting and backup withholding, to their particular situations.
No Appraisal Rights
Holders of shares of Senior Common Stock, Class A Common Stock and Class B Common Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law in connection with the Merger.
Regulatory Approvals
No regulatory approvals are required to consummate the Merger, other than compliance with applicable securities laws and the corporate laws of the State of Maryland.
Fees and Expenses of the Merger
The Company estimates that the expenses associated with the Merger and related transactions, which consist primarily of SEC filing fees, fees and expenses of attorneys and other related charges, will total approximately $345,366, assuming the transactions are completed. This amount consists of the following estimated fees:

Description	Amount
SEC Filing Fee	$366
Independent Financial Advisor Fees	$150,000
Legal Fees and Expenses	$175,000
Printing and Mailing Costs	$15,000
Miscellaneous Fees and Expenses	$5,000
Total	$345,366
Buyer is expected to pay the fees and expenses associated with the Merger and related transactions.

THE MERGER AGREEMENT
This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about us. Such information can be found elsewhere in this information statement, in the annexes hereto and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information,” beginning on page 46.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures may include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Form of Merger
Upon the terms and subject to the conditions of the Merger Agreement and in accordance with Maryland law, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as a wholly owned direct subsidiary of Buyer.
Consummation and Effectiveness of the Merger
The Merger will become effective upon the acceptance for record of the articles of merger by the State Department of Assessments and Taxation of Maryland, or at such later time as Buyer and the Company agree and as specified in the articles of merger (not to exceed 30 days after the articles of merger are accepted for record). The closing of the Merger will occur at the principal office of the Company at 10:00 a.m., local time, on the date that is the second business day after the satisfaction or waiver of the conditions to consummation of the Merger set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by the parties.
Consideration to Be Received in the Merger
Upon consummation of the Merger, each share of Senior Common Stock, Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Effective Time, other than shares owned by Buyer, Merger Sub or any other subsidiary of Buyer or the Company, will automatically be cancelled and converted into the right to receive the Senior Common Stock Merger Consideration or the Common Stock Merger Consideration, as applicable, upon surrender of each respective stock certificate (if applicable) and letter of transmittal.

Procedures for Receiving Merger Consideration
As soon as practicable after the Effective Time, the paying agent will mail to each holder of record of book-entry shares or a stock certificate or stock certificates that, immediately prior to the Effective Time, represented outstanding shares of Senior Common Stock, Class A Common Stock or Class B Common Stock subsequently converted into the right to receive the Merger Consideration, a letter of transmittal and instructions for use in effecting the transfer of the book-entry shares or surrender of the stock certificates in exchange for the applicable Merger Consideration.
Upon surrender to the paying agent of a stock certificate for cancellation, together with a duly completed and executed letter of transmittal and any other required documents, (i) the holder of such stock certificate will be entitled to receive, in exchange for such stock certificate, a check representing the applicable amount of cash that such holder has the right to receive and (ii) the surrendered stock certificate will be cancelled. Holders of book-entry shares will be entitled to receive a check representing the applicable amount of cash that such holder has the right to receive upon receipt of evidence of transfer of such book-entry shares and any other required documents by the paying agent. No interest will be paid or accrued on the cash payable upon surrender of the certificates or the transfer of book-entry shares.
In the event of a transfer of ownership of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock that is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the stock certificate representing such shares of Senior Common Stock, Class A Common Stock or Class B Common Stock is presented to the paying agent properly endorsed and otherwise in proper form for transfer (or if such book-entry shares are properly transferred) and accompanied by all documents reasonably required by the paying agent to evidence and effect such transfer and to evidence that any applicable taxes have been paid.
Buyer, the surviving corporation, any affiliates of the foregoing, or the paying agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to the Merger Agreement to any holder of shares of Senior Common Stock, Class A Common Stock or Class B Common Stock, such amounts as are required to be deducted and withheld pursuant to any applicable tax laws.
If your shares are held in “street name” by a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares in exchange for the Merger Consideration.
Representations and Warranties
The Merger Agreement contains customary representations and warranties of Buyer, Merger Sub and the Company, including representations and warranties relating to, among other things:

•	organization, good standing and similar company matters; and

•	due authorization, execution, delivery, authority and enforceability of the Merger Agreement.
In addition, the Merger Agreement contains customary representations and warranties of the Company relating to capitalization.
Stockholder Action by Written Consent
The Company was required to take all actions necessary to seek and obtain the written consent from Buyer and Pacific Office Holding, Inc., both of which are controlled by Mr. Shidler. This written consent was delivered on                  , 2019 and provided the required stockholder approval to approve the Merger.
In connection with the written consent, the Company is required pursuant to the terms of the Merger Agreement to prepare and deliver to its stockholders this information statement and give prompt notice of the taking of the actions described in the written consent in accordance with Section 2-505 of the Maryland General Corporation Law to all stockholders not executing the written consent, together with any additional information required by the Maryland

General Corporation Law. THIS NOTICE OF ACTION PURSUANT TO WRITTEN CONSENT CONSTITUTES THE NOTICE REQUIRED UNDER SECTION 2-505 OF THE MARYLAND GENERAL CORPORATION LAW.
Conditions to Consummation of the Merger
The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver at or prior to the date of closing of the following conditions:

•	the Merger having been approved by the Company’s stockholders, which approval was obtained when Buyer and Pacific Office Holding, Inc. delivered their written consent;

•	the distribution of this information statement to the Company’s stockholders and the passage of at least 20 calendar days following such distribution; and

•
the absence of any applicable law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

The obligations of Buyer and Merger Sub to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	all representations and warranties of the Company having been true and correct;

•
the Company having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	the Company having delivered to Buyer a certificate, signed on behalf of the Company, to the effect that each of the conditions specified above has been satisfied.

The obligations of the Company to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	all representations and warranties of Buyer and Merger Sub having been true and correct;

•
each of Buyer and Merger Sub having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	Buyer having delivered to the Company a certificate, signed on behalf of Buyer and Merger Sub, to the effect that each of the conditions specified above has been satisfied.
Amendment and Waiver
Subject to applicable law, the Merger Agreement may be amended by the parties by execution of a written instrument signed on behalf of each of Buyer, Merger Sub and the Company.
Governing Law
The Merger Agreement will be governed by and construed in accordance with the laws of the state of Maryland, without regard to the conflicts of laws principles of Maryland.

MARKET PRICE OF OUR STOCK AND DIVIDENDS
Our Class A Common Stock is currently quoted in the OTCQB tier of the OTC Markets under the symbol “PCFO.” The trading of our Class A Common Stock has been limited and sporadic.
The table below sets forth the high and low sales prices for our Class A Common Stock as reported by the OTC Markets from January 1, 2017 through January 24, 2019. No dividends were declared on our Class A Common Stock for any of these periods.

	High	Low
2019
First Quarter (through January 24, 2019)	$0.03	$0.03

2018
Fourth Quarter	$0.13	$0.02
Third Quarter	$0.11	$0.06
Second Quarter	$0.17	$0.11
First Quarter	$0.19	$0.10

2017
Fourth Quarter	$0.15	$0.10
Third Quarter	$0.17	$0.05
Second Quarter	$0.15	$0.11
First Quarter	$0.18	$0.05

As of January 24, 2019, our Class A Common Stock was held by 29 stockholders of record. This figure does not reflect the beneficial ownership of shares held in nominee name.
Our Class B Common Stock has identical voting and dividend rights to our Class A Common Stock, but has no distribution rights upon liquidation. No established public trading market exists for our Class B Common Stock. As of January 24, 2019, our Class B Common Stock was held by one stockholder of record.
There currently is no established public trading market for our Senior Common Stock. As of January 24, 2019, our Senior Common Stock was held by 926 stockholders of record.
Dividends
Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. Holders of Senior Common Stock are entitled to receive, when and as authorized by our board of directors and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly, although (as further described below) we have not paid the full dividend on the Senior Common Stock since 2013. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Our board of directors authorized daily dividends on the Senior Common Stock for the months of April 2010 through April 2013, in an amount equal to the stated annualized rate of 7.25% of the original issue price of $10.00 per share. From May 2013 through November 2016, we paid dividends on our Senior Common Stock at half the stated annualized rate, and beginning December 2016, we ceased payment altogether of dividends on the Senior Common Stock.
Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock and Class B Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock or Class B Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.
We have not declared a dividend on our Class A Common Stock or Class B Common Stock since 2010. Furthermore, our Operating Partnership has not paid a distribution with respect to its outstanding Preferred Units or Common Units since 2010, and does not expect to do so in the foreseeable future. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to declare dividends on our Class A Common Stock or Class B Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units. As of September 30, 2018, accrued and unpaid dividends on the Senior Common Stock totaled $6.3 million, and accrued and unpaid distributions on the Preferred Units totaled $17.6 million.
Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock, Class A Common Stock or Class B Common Stock unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed.
If the Merger is not completed, we do not currently expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions depends upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For more information regarding risk factors that could materially adversely affect our actual results of operations, see Part I, Item 1A - “Risk Factors” in the Annual Report on Form 10-K attached as Annex C to this information statement.

TRANSACTIONS IN COMPANY STOCK
Prior Public Offerings
The Company has not made an underwritten public offering for shares of its Senior Common Stock, Class A Common Stock or Class B Common Stock during the past three years.
Prior Stock Purchases
The Company has not purchased any shares of its Senior Common Stock, Class A Common Stock or Class B Common Stock during the past two years.
During the past two years, the Company has issued 126,192 shares of Class A Common Stock upon the conversion of 12,619 shares of Senior Common Stock by the holders thereof, at their election, in accordance with the terms of the Senior Common Stock. No additional consideration was paid by either the Company or the holders in connection with such conversions.
None of Buyer, Shidler Corp., Merger Sub or Mr. Shidler has purchased any shares of Senior Common Stock, Class A Common Stock or Class B Common Stock during the past two years.
Transactions in the Past 60 Days
On December 3, 2018, the Company agreed to cancel an aggregate of 1,041,745 shares of Class A Common Stock at the request of the holders thereof (including 188,247 shares of Class A Common Stock held by Lawrence J. Taff, the Company’s President, Chief Executive Officer, Chief Financial Officer and Treasurer). The other cancelled shares were held by certain of the Company’s other founders who are no longer affiliated with the Company but who continue to hold interests in outstanding promissory notes of the Operating Partnership. No consideration was paid by the Company in connection with the cancellation of these shares.
Except as described above, in the past 60 days, none of the Company, Buyer, Shidler Corp., Merger Sub, or any of their respective directors and executive officers, have effected any transaction in shares of Senior Common Stock, Class A Common Stock or Class B Common Stock.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, BUYER AND MERGER SUB
Information regarding the directors and executive officers of the Company, Buyer and Merger Sub is as follows:
Jay H. Shidler. Mr. Shidler, a citizen of the United States, has been Chairman of the Company’s Board of Directors since March 2008. Mr. Shidler is the founder and Managing Partner of The Shidler Group, a national real estate investment firm. Since forming The Shidler Group in 1972, Mr. Shidler and his affiliates have acquired and managed over 2,000 properties in 40 states and Canada. Mr. Shidler has founded and has been the initial investor in numerous public and private companies. In addition to the Company, these include three other public REITs - TriNet Corporate Realty Trust, Inc. (formerly NYSE: TRI), now part of iStar Financial; First Industrial Realty Trust, Inc. (NYSE: FR), and Corporate Office Properties Trust (NYSE: OFC). Mr. Shidler served as Chairman of the board of trustees of Corporate Office Properties Trust from October 1997 through May 2013 and as a trustee until May 2014. Mr. Shidler also served as Chairman of the board of directors of First Industrial Realty Trust, Inc. from 1993 through January 2009, and as a director until May 2010. Mr. Shidler is an active supporter of a number of educational, cultural and charitable organizations. He received a bachelor’s degree in business administration from the University of Hawaii. In honor of Mr. Shidler, in 2006, the University of Hawaii renamed its business school the Shidler College of Business.
Michael W. Brennan. Mr. Brennan, a citizen of the United States, has been a member of the Company’s board of directors since March 2008. Since January 2010, Mr. Brennan has served as Chairman of Brennan Investment Group, LLC, a group specializing in industrial properties. From 1999 to 2008, Mr. Brennan served as President, Chief Executive Officer and a member of the board of directors of First Industrial Realty Trust, Inc. (NYSE: FR) and from 1994, the year he co-founded First Industrial, to 1999, he served as its Chief Operating Officer and Chief Acquisitions Officer. Mr. Brennan joined The Shidler Group as its principal acquisitions executive in 1986 and was named partner of its Mid-West region in 1988. He began his career as an investment specialist with CB Commercial (now CB Richard Ellis Group, Inc.), a commercial real estate brokerage firm. Mr. Brennan has orchestrated more than $12 billion in industrial real estate transactions in the course of his 30-year career and is considered an industry expert, having appeared on CNBC, CNNfn and Bloomberg Television. In May 2009, Mr. Brennan was appointed Executive Director of the James A. Graaskamp School of Real Estate at the University of Wisconsin. From 2005 to 2009, Mr. Brennan served as a director of Strategic Hotels & Resorts, Inc. (NYSE: BEE). He holds a bachelor’s degree in finance from the University of Notre Dame.
Lawrence J. Taff. Mr. Taff, a citizen of the United States, has served as the Company’s President, Chief Executive Officer, Chief Financial Officer and Treasurer, and as President of Shidler Pacific Advisors, since March 2012. Prior to that, Mr. Taff served as the Company’s Executive Vice President since January 2009. Mr. Taff has been a partner of The Shidler Group since 1995, responsible for overseeing financial management and property operations in Hawaii. Mr. Taff began his career with Arthur Andersen LLP in 1980. Rising to the position of Tax Partner in 1993, he was responsible for real estate consulting as well as tax compliance and consulting. Mr. Taff received a bachelor’s degree in accounting from California Polytechnic University, Pomona and is a certified public accountant.
Kimberly F. Aquino. Ms. Aquino, a citizen of the United States, has served as the Company’s Vice President and Corporate Secretary, and as Vice President and Corporate Secretary of Shidler Pacific Advisors, since March 2012. Prior to that, Ms. Aquino served as the Company’s Corporate Secretary since February 2011. She also served in that capacity from March 2008 to May 2009. Ms. Aquino has been a managing partner of The Shidler Group since 2013 and a partner since 2009 and has served in various capacities in The Shidler Group since 1991, most recently as Senior Vice President from 2004 to 2009 and Assistant Vice President and Vice President from 1995 to 2004. Prior to joining The Shidler Group, Ms. Aquino managed the national and international referral network at a large real estate brokerage firm.
Buyer is a private investment limited partnership organized under the laws of the State of Hawaii. Its sole general partner is Shidler Equities Corp., a Hawaii corporation (“Shidler Corp.”). The principal business of Shidler Corp. is serving as the general partner of Buyer. Mr. Shidler serves as the President and Treasurer and as a director of Shidler Corp. Wallette Shidler, a citizen of the United States and the wife of Mr. Shidler, serves as Vice President and as the sole other director of Shidler Corp. Mrs. Shidler is currently, and has been for the past five years, a homemaker.

Mr. Shidler serves as the sole director and as President of Merger Sub and will serve in the same capacities of the surviving company.
The business address of the Company, Buyer, Merger Sub and each of the above individuals is 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813.
During the past five years, none of the above individuals, and none of the Company, Buyer, Shidler Corp. or Merger Sub, was convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, none of the above individuals, and none of the Company, Buyer, Shidler Corp. or Merger Sub, was a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining him, her or it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advisory Services
We are currently externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Under our Advisory Agreement with Shidler Pacific Advisors, Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company and the Operating Partnership in accordance with guidelines established by our board of directors.
For performing services under the Advisory Agreement, during the nine months ended September 30, 2018 and each of the years ended December 31, 2017 and 2016, Shidler Pacific Advisors was entitled to:

•	a corporate management fee of $175,000 per quarter, which was payable in arrears on a quarterly basis; and

•	real property asset management and related fees for performing real property management and related services for the Company.
Real property asset management and related fees payable are required to be based on the prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located, and must be approved by a majority of our directors who are not employees of the Company or Shidler Pacific Advisors.
The fees that were earned by Shidler Pacific Advisors, as described above, are summarized in the table below (in thousands):

	For the nine months ended	For the year ended December 31,
	September 30, 2018	2017	2016
Property management (1)	$1,395	$1,913	$2,004
Corporate management	525	700	700
Construction management and other	170	97	125
Total	$2,090	$2,710	$2,829
___________________________

(1)	Property management fees are calculated as a percentage of the rental cash receipts collected by the properties (ranging from 2.5% to 3.0%), plus the payroll costs of on-site employees.
Shidler Pacific Advisors leased space from us at each of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.1 million for the nine months ended September 30, 2018 and $0.6 million for each of the years ended December 31, 2017 and 2016. At September 30, 2018, we owed Shidler Pacific Advisors $2.2 million, primarily related to deferred corporate management fees.
The Advisory Agreement is terminable by either party on 90 days’ notice. We expect to terminate the Advisory Agreement with Shidler Pacific Advisors upon completion of the Merger in light of the reduced regulatory requirements that will then apply to the Company, and enter into asset management agreements with one or more entities unaffiliated with Mr. Shidler to manage our remaining two wholly-owned properties. Although these asset management agreements have not been finalized, we expect that these actions will result in savings to the Company of approximately $450,000 per year.
Unsecured Notes Payable to Buyer and Other Current and Former Related Persons
We have outstanding promissory notes in the aggregate principal amount of $35.9 million payable by the Operating Partnership to Buyer and certain other current and former related persons.
In 2008, we issued promissory notes in the aggregate principal amount of $21.1 million as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us as part of our formation transactions in 2008. These promissory notes accrue interest at a rate of 7% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. These promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013. The maturity date of these promissory notes has subsequently been extended on numerous occasions, and the currently scheduled maturity date is December 31, 2019.
Based on their respective ownership in the entities holding these promissory notes, the aggregate principal amount attributable to each of Messrs. Shidler, James C. Reynolds (who beneficially owned approximately 12% of our Class A Common Stock until those shares were cancelled at his request in December 2018), James R. Ingebritsen (our former Chief Executive Officer), Matthew J. Root (our former Chief Investment Officer) and Lawrence J. Taff (our current Chief Executive Officer and Chief Financial Officer) was $6.8 million, $6.1 million, $2.7 million, $2.7 million and $2.0 million, respectively. Interests in the remaining $0.8 million are held by entities controlled by Mr. Reynolds.
In February 2014, we issued promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. The notes were issued to the following persons or to entities controlled by such persons in the following principal amounts: Mr. Shidler ($2.0 million), Mr. Taff ($1.1 million), Mr. Reynolds ($2.7 million), Mr. Ingebritsen ($1.3 million) and Mr. Root ($1.3 million). These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has also subsequently been extended on numerous occasions, and the currently scheduled maturity date is December 31, 2019.
In September 2016, we issued a promissory note in the principal amount of $3.0 million to Buyer in consideration of a loan in that amount made by Buyer to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.
In August 2018, we issued an additional promissory note in the principal amount of $3.5 million to Buyer in consideration of a loan in that amount made by Buyer to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. This promissory note is also scheduled to mature on December 31, 2019.
The maturity of the Operating Partnership’s outstanding promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of our common stock, the sale of all or substantially all of our assets or our merger or consolidation with another entity. The holders of each of the outstanding promissory notes, including Buyer, have agreed with the Operating Partnership that the maturity of the Notes will not be accelerated by the completion of the Merger.
The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 and August 2018 notes) are subordinated to the Operating Partnership’s existing credit facility with First Hawaiian Bank as well as the Operating Partnership’s indemnification obligations to Buyer in connection with security pledged by Buyer in support of the FHB Credit Facility.
For the period from the issuance of each promissory note through September 30, 2018, interest payments on these promissory notes have been deferred with the exception of $0.3 million in accrued interest which was related to a portion of the notes exchanged for Class A Common Stock in 2009. At September 30, 2018, accrued and unpaid interest on these promissory notes totaled $24.9 million.

Indemnification Agreements
As security for the Operating Partnership’s credit agreement with First Hawaiian Bank, Buyer pledged to First Hawaiian Bank a certificate of deposit in the principal amount of $25 million. As a condition to the pledge, the Operating Partnership and Buyer entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Buyer from any losses, damages, costs and expenses incurred by Buyer in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by First Hawaiian Bank and applied to the payment of principal, interest and/or charges under the credit agreement, the Operating Partnership agreed to pay to Buyer interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Buyer. Pursuant to the indemnification agreement, the Operating Partnership also agreed to pay to Buyer an annual fee of 2.00% of the entire $25 million principal amount of the certificate of deposit. During the nine months ended September 30, 2018 and each of the years ended December 31, 2017 and 2016, we recognized $0.4 million, $0.5 million and $0.5 million, respectively, to Buyer pursuant to this agreement. As of September 30, 2018, we have accrued approximately $1.3 million of interest payments owed to Buyer for this annual fee.
The mortgage debt outstanding under our consolidated property loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth certain information regarding beneficial ownership and voting power of all of our Class A Common Stock as of January 24, 2019, by: (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each person who we know to own beneficially more than 5% of our Class A Common Stock. As of January 24, 2019, none of our directors or executive officers owns any shares of Senior Common Stock or Class B Common Stock. To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

	Shares Beneficially Owned(2)				Number of Limited Partnership Units Representing Economic Interests(4)
Name and Address(1)	Number of Shares of Class A Common Stock		Percent of Class	Percent of Total Voting Power(3)
Jay H. Shidler	46,921,043	(5)	24.7%	90.9%	18,657,829
Michael W. Brennan	26,109		*	*	133,514
Lawrence J. Taff	—		—	—	4,477,052
Kimberly F. Aquino	—		—	—	330,989

All directors and executive officers as a group (4 persons)(6)	46,947,152		25.6%	91.0%	23,599,384
___________________________

*	Less than 1%.

(1)	Unless otherwise indicated, the address for each listed person is c/o Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813.

(2)
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 and generally includes securities that a person has the right to acquire within 60 days.

(3)
Based on a total of 3,025,589 shares of Class A Common Stock, 100 shares of Class B Common Stock, 2,398,220 shares of Senior Common Stock and one share of Proportionate Voting Preferred Stock outstanding as of January 24, 2019. In calculating the percentage of total voting power, the voting power of shares of Class A Common Stock (one vote per share), Class B Common Stock (one vote per share), Senior Common Stock (one vote per share) and Proportionate Voting Preferred Stock (one vote for each share of Class A Common Stock for which the Common Units and Preferred Units held by POP Venture, LLC, referred to as Venture, could be exchanged, or 46,173,693 votes) has been aggregated.

(4)
The number of units reported reflects each listed person’s indirect economic interests in units of our Operating Partnership held by Venture. Such interests are held by such listed person through indirect membership interests in Venture and for which such listed person, except for Mr. Shidler, exercises no voting power or investment power.

(5)
Includes 747,350 shares of Class A Common Stock held by Buyer and 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and for which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange. The percentage reported under “Percent of Class” does not reflect the 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units, as referenced above.

(6)
Includes 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and into which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange.

STOCKHOLDERS SHARING AN ADDRESS
Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of this information statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the information statement to any stockholder at a shared address to which a single copy of the information statement was delivered. Multiple stockholders sharing the same address may also notify the Company if they wish to receive separate copies of the Company’s communications to stockholders in the future or if they are currently receiving multiple copies of such communications and they would prefer to receive a single copy in the future. Stockholders may notify the Company of their requests by writing to Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, Attention: Corporate Secretary, or calling (808) 521-7444.
INFORMATION INCORPORATED BY REFERENCE
The SEC allows us to “incorporate by reference” information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this information statement. We incorporate by reference the documents listed below:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, attached hereto as Annex C;

•	Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, attached hereto as Annexes D, E and F, respectively; and

•	Our Current Reports on Form 8-K filed on December 24, 2018 and January 25, 2019.
The Company undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, Attention: Corporate Secretary, Telephone: (808) 521-7444.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, and other documents with the SEC. These reports contain additional information about the Company. The Company’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings by requesting them in writing or by telephone at Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, Attention: Corporate Secretary, Telephone: (808) 521-7444.
Buyer and Merger Sub have supplied, and the Company has not independently verified, the information in this information statement relating to Buyer and Merger Sub.
Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated                 , 2019. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and neither the mailing of this information statement nor the payment of the Merger Consideration will create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this information statement.

ANNEX A

AGREEMENT AND PLAN OF MERGER
by and among
PACIFIC OFFICE PROPERTIES TRUST, INC.,
SHIDLER EQUITIES L.P.
and
POP ACQUISITION, INC.
January 24, 2019

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of January 24, 2019, by and among Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), Shidler Equities L.P., a Hawaii limited partnership (“Parent”), and POP Acquisition, Inc., a Maryland corporation and wholly-owned subsidiary of Parent (“Merger Sub”).
WHEREAS, the general partner of Parent and the respective boards of directors of Merger Sub and the Company have approved a business combination transaction upon the terms and subject to the conditions of this Agreement whereby Merger Sub will merge (such merger, the “Merger”) with the Company in accordance with Title 3, Subtitle 1 of the Maryland General Corporation Law (the “MGCL”), and, upon the effectiveness of the Merger, the Company will survive the merger as a wholly owned subsidiary of Parent, each outstanding share of Senior Common Stock, par value $0.0001 per share (“Senior Common Stock”), of the Company (other than shares held by Parent) will be converted into the right to receive $1.25 in cash and each outstanding share of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Company and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of the Company (in each case, other than shares held by Parent) will be converted into the right to receive $0.01 in cash, in each case in accordance with the terms of this Agreement; and
WHEREAS, the sole stockholder of Merger Sub has approved this Agreement, the Merger and the other transactions contemplated hereby, and an action by written consent of the sole stockholder sufficient to approve the Merger and consummate the transactions contemplated hereby in accordance with the provisions of the MGCL will be delivered to the Company simultaneously with the execution of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Defined Terms. As used herein, the following terms shall have the following meanings:
“Agreement” means this Agreement and Plan of Merger and the schedules and exhibits hereto, as amended, modified or supplemented from time to time.
“Articles of Merger” has the meaning ascribed to such term in Section 2.2.
“Book-Entry Shares” has the meaning ascribed to such term in Section 2.8(a).
“Capital Stock” means all of the issued and outstanding Senior Common Stock, Class A Common Stock and Class B Common Stock.

“Certificate” has the meaning ascribed to such term in Section 2.8(a).
“Class A Common Stock” has the meaning ascribed to such term in the recitals of this Agreement.
“Class B Common Stock” has the meaning ascribed to such term in the recitals of this Agreement.
“Closing” has the meaning ascribed to such term in Section 2.3.
“Closing Date” has the meaning ascribed to such term in Section 2.3.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Common Stock Merger Consideration” has the meaning ascribed to such term in Section 2.7(b).
“Company” has the meaning ascribed to such term in the preamble of this Agreement.
“Company Bylaws” means the Company’s Second Amended and Restated Bylaws dated April 5, 2017.
“Company Charter” means the Articles of Amendment and Restatement of the Company filed with the State Department of Assessments and Taxation of Maryland on September 22, 2009, as amended or supplemented.
“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, supply agreement, license agreement, development agreement or other contract, agreement, obligation, commitment or instrument that is legally binding, including all amendments thereto.
“Effective Time” has the meaning ascribed to such term in Section 2.2.
“Effective Time Holders” means, as of the Effective Time, the holders of shares of Capital Stock.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Governmental Authority” means any United States federal, state or local or any non-United States governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
“Information Statement” has the meaning ascribed to such term in Section 5.2.
“Law” means any United States federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, or other enforceable requirement of a Governmental Authority.
“Merger” has the meaning ascribed to such term in the recitals of this Agreement.

“Merger Consideration” means the Senior Common Stock Merger Consideration and the Common Stock Merger Consideration, collectively.
“Merger Consent” has the meaning ascribed to such term in Section 5.1.
“Merger Sub” has the meaning ascribed to such term in the preamble of this Agreement.
“Merger Sub Bylaws” has the meaning ascribed to such term in Section 2.4.
“Merger Sub Charter” has the meaning ascribed to such term in Section 2.4.
“MGCL” has the meaning ascribed to such term in the recitals of this Agreement.
“Parent” has the meaning ascribed to such term in the preamble of this Agreement.
“Paying Agent” has the meaning ascribed to such term in Section 2.8(a).
“Person” means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, a group, a Governmental Authority or any other type of entity.
“PVPS” has the meaning ascribed to such term in Section 2.7(e).
“Required Stockholder Approval” means the approval of the Merger by the stockholders of the Company required to approve the Merger pursuant to the Company Charter, Company Bylaws and applicable Law.
“SEC” means the Securities and Exchange Commission.
“Senior Common Stock” has the meaning ascribed to such term in the recitals of this Agreement.
“Senior Common Stock Merger Consideration” has the meaning ascribed to such term in Section 2.7(a).
“Surviving Corporation” has the meaning ascribed to such term in Section 2.1.
ARTICLE II
THE MERGER
Section 2.1    The Merger. Subject to the terms and conditions of this Agreement and in accordance with the applicable provisions of the MGCL, at the Effective Time, the Company and Merger Sub shall consummate the Merger pursuant to which (i) Merger Sub shall merge with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (ii) the Company shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Maryland, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.
Section 2.2    Effective Time. Parent, Merger Sub and the Company shall cause articles of merger (the “Articles of Merger”) to be filed on the Closing Date (or on such other date as Parent and the Company may agree in writing) with the State Department of Assessments and Taxation of Maryland as provided in the MGCL, and shall make all other filings or recordings required by the MCGL in connection with the Merger. The Merger shall become effective at the time at which the Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland or at such later time as is specified in the Articles of Merger, not to exceed 30 days after the Articles of Merger are accepted for record, and such time is hereinafter referred to as the “Effective Time”.
Section 2.3    Closing. Subject to the provisions of Article VI, the closing of the Merger (the “Closing”) shall take place at the principal office of the Company, at 10:00 a.m. local time, on the second business day after the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other time or date as the parties may mutually agree in writing. All deliveries to be made or other actions to be taken at the Closing shall be deemed to occur simultaneously, and no such delivery or action shall be deemed complete until all such deliveries and actions have been completed or the relevant parties have agreed to waive such delivery or action. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.
Section 2.4    Charter and Bylaws. At the Effective Time, the charter of Merger Sub in effect immediately prior to the Effective Time (the “Merger Sub Charter”) shall be the charter of the Surviving Corporation, until thereafter duly amended in accordance with the MGCL and as provided in such Merger Sub Charter. At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time (the “Merger Sub Bylaws”) shall be the bylaws of the Surviving Corporation until thereafter duly amended in accordance with the MGCL and such Merger Sub Bylaws.
Section 2.5    Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualify. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualify.
Section 2.6    Consideration for the Merger. At the Closing, Parent shall pay an amount in cash equal to $3,020,558.39 representing the Merger Consideration payable to the Effective Time Holders in consideration for the acquisition of all of the shares of Capital Stock pursuant to the Merger, in accordance with Section 2.7.
Section 2.7    Effect on Capital Stock.

(a)Conversion of Senior Common Stock. Except as provided in Section 2.7(d), each share of Senior Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and shall automatically be converted into only the right to receive $1.25 in cash without any interest thereon (the “Senior Common Stock Merger Consideration”).
(b)Conversion of Class A Common Stock and Class B Common Stock. Except as provided in Section 2.7(d), each share of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and shall automatically be converted into only the right to receive $0.01 in cash without any interest thereon (the “Common Stock Merger Consideration”).
(c)Capital Stock of Merger Sub. As of the Effective Time, each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.
(d)Cancellation of Certain Capital Stock. Notwithstanding anything herein to the contrary, at the Effective Time, all of the shares of Capital Stock that are owned by Parent immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.
(e)Cancellation of Proportionate Voting Preferred Stock. Notwithstanding anything herein to the contrary, at the Effective Time, the Company’s one outstanding share of Proportionate Voting Preferred Stock, par value $0.0001 per share (the “PVPS”), shall be cancelled and extinguished, and no consideration will be delivered in exchange therefor.
Section 2.8    Surrender and Payment.
(a)Paying Agent. Prior to the Effective Time, Parent shall appoint a paying agent reasonably acceptable to the Company (the “Paying Agent”) to act as the agent for the purpose of exchanging the Merger Consideration for: (i) a certificate or certificates representing shares of Capital Stock (each such certificate, a “Certificate”), or (ii) book-entry shares which immediately prior to the Effective Time represented shares of Capital Stock (the “Book-Entry Shares”).
(b)Parent to Provide Cash. On the Closing Date, Parent shall deliver to the Paying Agent for exchange and payment in accordance with this Article II through such reasonable procedures as Parent may adopt, an aggregate amount of cash equal to the Merger Consideration.
(c)Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of Capital Stock represented by a Certificate or Book-Entry Share, whose Capital Stock was converted into the right to receive the Senior Common Stock Merger Consideration or the Common Stock Merger Consideration, as applicable, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Paying Agent, and shall be in such form and have such other provisions as Parent may reasonably specify) and instructions to the letter of transmittal for use in effecting the surrender of the Certificates or transfer of the Book-Entry Shares in exchange for the Senior Common Stock Merger Consideration or Common Stock Merger Consideration, as applicable. Each holder of shares of Capital Stock that have been converted into the right to receive the Senior Common Stock Merger Consideration or the Common Stock Merger Consideration, as applicable, shall be entitled to receive, subject to Section 2.12, the Senior Common Stock Merger Consideration or the Common Stock Merger Consideration, as applicable, in accordance with Section 2.7(a) and Section 2.7(b) in respect of the shares of Capital Stock represented by a Certificate or Book-Entry Share upon (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, each outstanding Certificate or Book-Entry Share that, prior to the Effective Time, represented shares of Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the Senior Common Stock Merger Consideration or the Common Stock Merger Consideration, as applicable, in accordance with Section 2.7(a) and Section 2.7(b). No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share.
(d)Transfers of Ownership. If any Senior Common Stock Merger Consideration or Common Stock Merger Consideration, as applicable, is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it will be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred, and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or to establish to the reasonable satisfaction of the Paying Agent that such tax has been paid or is not payable.
(e)Return of Merger Consideration. Any portion of the Merger Consideration that remains unclaimed by the Effective Time Holders on the date that is six (6) months after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any such holder who has not exchanged shares of Capital Stock for the Senior Common Stock Merger Consideration or Common Stock Merger Consideration, as applicable, prior to that time shall thereafter look for payment of the Senior Common Stock Merger Consideration or Common Stock Merger Consideration, as applicable, payable in respect of such shares of Capital Stock to the Surviving Corporation. Notwithstanding

anything to the contrary in this Section 2.8, neither Parent nor any other party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by the Effective Time Holders two (2) years after the Effective Time (or such earlier date, immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Authority) shall, to the extent permitted by Law, become property of the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto.
Section 2.9    No Further Ownership Rights in Capital Stock. From and after the Effective Time, the holders of Book-Entry Shares or Certificates representing ownership of shares of Capital Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided for herein or by applicable Laws. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, such Certificates shall be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth in, this Article II.
Section 2.10    Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, Parent shall cause to be paid in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof in such form as may be reasonably acceptable to Parent, such payment of the Senior Common Stock Merger Consideration or Common Stock Merger Consideration, as applicable, as may be required pursuant to this Article II; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as Parent may reasonably direct as indemnity against any claim that may be made against Parent with respect to the Certificates alleged to have been lost, stolen or destroyed.
Section 2.11    Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.
Section 2.12    Tax Withholding. Each of the Parent, the Surviving Corporation or the Paying Agent, as the case may be, shall be entitled to deduct and withhold from the Merger Consideration payable hereunder, the amounts required to be deducted and withheld under the Code, or any provision of any U.S. federal, state, local or non-U.S. tax law. Any amounts so withheld shall be paid over to the appropriate Governmental Authority. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to such holder in respect of whom such deduction and withholding was made.
Section 2.13    Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such taxes and fees (including any penalties and interest) imposed on any Effective Time

Holder or other Person entitled to receive any portion of the Merger Consideration pursuant to the terms of this Agreement shall be borne and paid by such Effective Time Holder or other Person.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub as follows:
Section 3.1    Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.
Section 3.2    Capacity. The Company has all corporate right, power and legal capacity to execute and deliver this Agreement and, subject to obtaining the Required Stockholder Approval, to perform its obligations hereunder.
Section 3.3    Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on the part of the Company are necessary to approve the Merger or to consummate the transaction contemplated hereby (other than obtaining the Required Stockholder Approval and the filing with the State Department of Assessments and Taxation of Maryland of the Articles of Merger as required by the MGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the valid execution and delivery of the Agreement by Parent and Merger Sub, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.
Section 3.4    Capitalization of the Company. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of preferred stock, par value $0.0001 per share; 40,000,000 shares of Senior Common Stock, par value $0.0001 per share; 599,999,900 shares of Class A Common Stock, par value $0.0001 per share; and 100 shares of Class B Common Stock, par value $0.0001 per share. At the close of business on January 24, 2019: (i) one share of preferred stock, which was the PVPS, was issued and outstanding, (ii) 2,398,220 shares of Senior Common Stock were issued and outstanding, (iii) 3,025,589 shares of Class A Common Stock were issued and outstanding, and (iv) 100 shares of Class B Common Stock were issued and outstanding. No subscription, option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any equity securities or to grant any right to acquire such equity securities. The Company does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. All outstanding shares of Capital

Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:
Section 4.1    Corporate Existence. Parent is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Hawaii. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.
Section 4.2    Capacity. Each of Parent and Merger Sub has all requisite right, power and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder.
Section 4.3    Authority; Enforceability. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate or other action and no other corporate or other proceedings on the part of Parent or Merger Sub are necessary to approve the Merger or to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the valid execution and delivery of the Agreement by the Company, constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.
ARTICLE V
ADDITIONAL AGREEMENTS
Section 5.1    Merger Consent. The Company, acting through the Board and in accordance with the MGCL and the Company Charter and Company Bylaws, will take all action necessary to seek and obtain the Required Stockholder Approval by irrevocable written consent of Parent and Pacific Office Holding, Inc. (the “Merger Consent”). The Company will comply with the MGCL, the Company Charter, the Company Bylaws and the Exchange Act (including Regulation 14C and Schedule 14C promulgated thereunder) in connection with the Required Stockholder Approval, including (i) delivering the Information Statement in accordance with Section 5.2 and (ii) giving prompt notice of the taking of the actions described in the Merger Consent in accordance with Section 2-505 of the MGCL to all stockholders of the Company not executing the Merger Consent not later than 10 days after the effective time of the Merger Consent.

Section 5.2    Information Statement. As soon as reasonably practicable following the date of this Agreement, the Company will prepare and file with the SEC an information statement to be sent to the Company’s stockholders related to the Merger and this Agreement (the “Information Statement”). Parent and Merger Sub will cooperate with the Company in the preparation of the Information Statement. The Company will promptly furnish the preliminary Information Statement and the definitive Information Statement, and any amendments or supplements thereto, to Parent and give Parent and its legal counsel a reasonable opportunity to review and comment on such preliminary Information Statement, or amendment or supplement thereto, prior to filing with the SEC, and the Company will consider in good faith all comments of Parent in connection therewith. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Information Statement. The Company will use its commercially reasonable efforts to respond as soon as reasonably practicable to any SEC comments with respect to the Information Statement. The Company will use commercially reasonable efforts to cause the definitive Information Statement to be mailed to the stockholders of the Company as promptly as practicable after the Information Statement has been cleared by the SEC or after 10 calendar days have passed since the date of filing of the preliminary Information Statement with the SEC without notice from the SEC of its intent to review the Information Statement. Each of Parent, Merger Sub and the Company agree to correct any information provided by it for use in the Information Statement which will have become false or misleading. The Company will as soon as reasonably practicable notify Parent and Merger Sub of the receipt of any comments from the SEC with respect to the Information Statement and any request by the SEC for any amendment or supplement to the Information Statement or for additional information and will provide Parent with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC, on the other hand. Parent will be given a reasonable opportunity to participate in the response to any SEC comments and to provide comments on any response (to which reasonable and good faith consideration will be given), including by participating in any discussions or meetings with the SEC.
ARTICLE VI
CLOSING CONDITIONS
Section 6.1    Conditions to Each Party’s Obligations to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
(a)Stockholder Approval. The Merger shall have been duly approved by stockholders of the Company constituting the Required Stockholder Approval in accordance with applicable Law and the Company Charter and Company Bylaws.
(b)Information Statement. The Company shall have filed with the SEC the preliminary and definitive Information Statement pursuant to Rule 14c-5 under the Exchange Act and Section 5.2, and delivered a definitive Information Statement to the Company’s stockholders pursuant to Rule 14c-2 under the Exchange Act and Section 5.2, and all applicable waiting periods pursuant to Rule 14c-5 and Rule 14c-2 of the Exchange

Act or otherwise pursuant to the Exchange Act or any other federal or state securities laws shall have expired.
(c)Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.
Section 6.2    Conditions to the Obligation of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
(a)The representations and warranties of each of Parent and Merger Sub contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date).
(b)Each of Parent and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.
(c)The Company shall have received at the Closing an officer’s certificate signed on behalf of Parent and Merger Sub to the effect that the conditions set forth in this Section 6.2 have been satisfied.
Section 6.3    Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
(a)The representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date).
(b)The Company shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.
(c)Parent shall have received at the Closing an officer’s certificate signed on behalf of the Company to the effect that the conditions set forth in this Section 6.3 have been satisfied.
ARTICLE VII
MISCELLANEOUS

Section 7.1    Non-Survival. None of the representations or warranties in this Agreement or any other covenant or agreement set forth herein shall survive the Closing, except for those certain covenants and agreements that specifically call for action after the Effective Time, which shall survive indefinitely unless otherwise specifically provided herein.
Section 7.2    Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, shall be governed by, and shall be construed and interpreted in accordance with the laws of the State of Maryland, without regard to the conflict of laws rules thereof or that would result in the application of the laws of any other jurisdiction, and the parties hereto agree to submit any dispute arising out of this Agreement to the courts of the State of Maryland and, with respect to any action filed in a Maryland state court, to jointly request an assignment to the Maryland Business and Technology Case Management Program.
Section 7.3    Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
Section 7.4    Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.
Section 7.5    No Assignment. This Agreement shall not be assigned by any party hereto without the express prior written consent of the other parties hereto.
Section 7.6    Counterparts. This Agreement may be signed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that all parties need not sign the same counterpart.
Section 7.7    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
Section 7.8    Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and agreements, both written and oral, among the parties with respect to the subject matter hereof.
Section 7.9    No Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer any rights upon any third parties.
Section 7.10    Amendments. Subject to applicable Law, the parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company.

Section 7.11    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
Section 7.12    Sections. Unless the context requires otherwise, all references in this Agreement to Sections or Articles shall be deemed to mean and refer to Sections or Articles of this Agreement.
[Signature page follows.]

IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By: /s/ Lawrence J. Taff
Name: Lawrence J. Taff
Title: Chief Executive Officer

SHIDLER EQUITIES L.P.

By:Shidler Equities Corp., its general partner

By: /s/ Jay H. Shidler
Name: Jay H. Shidler
Title: President

POP ACQUISITION, INC.

By: /s/ Jay H. Shidler
Name: Jay H. Shidler
Title: President

ANNEX B

Confidential Board of Directors Pacific Office Properties Trust, Inc. 841 Bishop Street Suite 1700 Honolulu, Hawaii 96813	January 24, 2019

Dear Directors,
Pacific Office Properties Trust, Inc. (the “Company”) has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the Board of Directors (the “Board of Directors”) of the Company (solely in their capacity as members of the Board of Directors) to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the holders of the senior common stock, par value $0.0001 per share, of the Company (the “Senior Common Stock”), of the consideration to be paid by the Purchaser (defined below) for the Senior Common Stock in the contemplated transaction described below (the “Proposed Transaction”) (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).
Description of the Proposed Transaction
It is Duff & Phelps’ understanding that the Proposed Transaction involves the merger, of the Company with a newly formed entity that will be wholly-owned by Shidler Equities L.P. (the “Purchaser”), an entity controlled by Jay Shidler, resulting in the cancellation of all outstanding shares of:

1.	the Company’s Senior Common Stock in exchange for a cash consideration of $1.25 per share and

2.
the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), other than shares held by the Purchaser, in exchange for a cash consideration of $0.01 per share.

For the avoidance of doubt, Duff & Phelps is not opining on the fairness of the consideration to be received for the Common Stock.

Pacific Office Properties Trust, Inc.

January 24, 2019

Scope of Analysis
In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following historical financial statements and SEC filings:

a.
The Company’s annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017, including the audited financial statements included therein, and quarterly report on Form 10-Q filed with the SEC for the quarterly period ended September 30, 2018, including the unaudited financial statements included therein;

b.	The Company’s prospectus filed with the SEC on January 12, 2010 for the offering of its Senior Common Stock;

2.	Reviewed the following additional material provided to us by management of the Company:

a.	The Company’s monthly budget for the fiscal years ending December 31, 2018 and December 31, 2019;

b.	Davies Pacific Center, 841 Bishop Street, Honolulu, Honolulu County, HI 96813 (the “Davies Pacific Center”) Appraisal of Real Property prepared by Cushman & Wakefield Western, Inc. as of July 8, 2016;

c.	Waterfront Plaza, 500 Ala Moana Boulevard, Honolulu, Honolulu County, HI 96813 (the “Waterfront Plaza”) Appraisal of Real Property prepared by Cushman & Wakefield Western, Inc. as of July 8, 2016;

d.	Argus DCF Models for the Davies Pacific Center and the Waterfront Plaza;

e.	Rent Roll forms for the Davies Pacific Center dated as of October 20, 2018;

f.	Rent Roll forms for the Waterfront Plaza dated as of October 20, 2018;

g.	Other internal documents relating to the history, current operations, and probable future outlook of the Davies Pacific Center, the Waterfront Plaza and the Company;

h.	The Preliminary Term Sheet dated December 13, 2018; and

Pacific Office Properties Trust, Inc.

January 24, 2019

i.	The draft Agreement and Plan of Merger by and among Pacific Office Properties Trust, Inc., Shidler Equities L.P. and POP Acquisition, Inc. dated January [ ], 2019 (the “Agreement”);

3.
Discussed with management of the Company the history, current operations, and probable future outlook of the Company, the operating and financing plans for the Company, and other internal documents provided to Duff & Phelps by management of the Company;

4.	Inspected the Davies Pacific Center and the Waterfront Plaza;

5.	Researched and reviewed local transactions to benchmark with the Davies Pacific Center and the Waterfront Plaza DCF valuation ranges;

6.	Reviewed certain other relevant, publicly available information, including economic, industry, and investment information, and trends with respect to the industry in which the Company participates;

7.	Analyzed other information that Duff & Phelps deemed relevant; and

8.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.
Assumptions, Qualifications and Limiting Conditions
In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:

1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

2.
Relied upon the fact that the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.
Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such projections or the underlying assumptions;

4.	Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company and the Proposed Transaction;

Pacific Office Properties Trust, Inc.

January 24, 2019

5.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

6.
Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

7.
Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

8.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company.
To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.
Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.
Duff & Phelps did not evaluate the Company’s solvency. Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (ii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Agreement and the Proposed Transaction, or (iii) advise the Board of Directors or any other party with respect to alternatives to the Proposed Transaction.
Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s Senior Common Stock or Common Stock (or anything else) after the announcement or the consummation of

Pacific Office Properties Trust, Inc.

January 24, 2019

the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.
This Opinion is furnished solely for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Board of Directors or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.
This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company dated November 2, 2018 (the “Engagement Letter”). This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.
Disclosure of Prior Relationships
Duff & Phelps has acted as financial advisor to the Board of Directors and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps’ informing the Company that it is prepared to deliver the Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps was engaged by the Company in connection with a similar transaction which was not consummated. For this prior engagement, Duff & Phelps received customary fees, expense reimbursement, and indemnification.

Pacific Office Properties Trust, Inc.

January 24, 2019

Conclusion
Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the consideration to be paid by the Purchaser for the Senior Common Stock in the Proposed Transaction is fair from a financial point of view to the holders of the Senior Common Stock (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).
This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

ANNEX C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2017
or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 1-9900
PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	86-0602478
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (808) 521-7444

Securities registered pursuant to Section 12(b) of the Act:
None

Securities registered pursuant to Section 12(g) of the Act:
Senior Common Stock, par value $0.0001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15 (d) of the Exchange Act.  Yes ☐ No ☑

Indicate by check mark whether the registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☑ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (Section 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐ No ☑

The aggregate market value of the Class A Common Stock held by non-affiliates of the registrant computed by reference to the last sale price of the registrant’s Class A Common Stock on the OTCQB tier of the OTC Markets on June 30, 2017 was approximately $225,000.

As of March 8, 2018 there were issued and outstanding 3,992,142 shares of Class A Common Stock, par value $0.0001 per share; 100 shares of Class B Common Stock, par value $0.0001 per share; and 2,405,739 shares of Senior Common Stock, par value $0.0001 per share.

PACIFIC OFFICE PROPERTIES TRUST, INC.

FORM 10-K

PART I

ITEM 1.  -  BUSINESS

Pacific Office Properties Trust, Inc. (the “Company”) is a Maryland corporation which has elected to be treated as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We are a REIT that owns and operates primarily institutional-quality office properties in Hawaii. As of December 31, 2017, we owned three office properties, comprising 1.2 million rentable square feet, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%. As of December 31, 2017, our property portfolio included office buildings in Honolulu and Phoenix.

We were formed on March 19, 2008 via a merger, and related transactions, of The Shidler Group’s western U.S. office portfolio and joint venture operations into Arizona Land Income Corporation.  We are the sole general partner of our Operating Partnership, Pacific Office Properties, L.P., a Delaware limited partnership.

We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

Regulation

Our properties are subject to various covenants, laws, ordinances and regulations, including regulations relating to common areas and fire and safety requirements. We believe that each of our properties has the necessary permits and approvals to operate its business.

Americans with Disabilities Act

Our properties must comply with Title III of the Americans with Disabilities Act of 1990, or the ADA, to the extent that such properties are “public accommodations” as defined by the ADA. Under the ADA, all public accommodations must meet federal requirements related to access and use by disabled persons. The ADA may require removal of structural barriers to access by persons with disabilities in certain public areas of our properties where such removal is readily achievable. The obligation to make readily achievable accommodations is an ongoing one, and continual assessment of the properties is required. Although we believe that our wholly-owned properties in the aggregate substantially comply with present requirements of the ADA, we have not conducted a comprehensive audit or investigation of all of our properties to determine compliance. If one or more of our properties is not in compliance with the ADA, then we would be required to incur additional costs to bring the property into compliance. Noncompliance could result in imposition of fines by the U.S. government or an award of damages and/or attorneys’ fees to private litigants, or both. Additional federal, state and local laws also may require us to modify properties or could restrict our ability to renovate properties. Complying with the ADA or other legislation at noncompliant properties could be very expensive.

Environmental Matters

Environmental laws regulate, and impose liability for, releases of hazardous or toxic substances into the environment. Under some of these laws, an owner or operator of real estate may be liable for costs related to soil or groundwater contamination on or migrating to or from its property. In addition, persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of cleaning up contamination at the disposal site. These laws often impose liability regardless of whether the person knew of, or was responsible for, the presence of the hazardous or toxic substances that caused the contamination. The presence of, or contamination resulting from, any of these substances, or the failure to properly remediate them, may adversely affect our ability to sell or rent our property or to borrow funds using the property as collateral. In addition, persons exposed to hazardous or toxic substances may sue for personal injury damages. For example, some laws impose liability for release of or exposure to materials containing asbestos, a substance known to be present in a number of our buildings. In addition, some of our properties may have been affected by contamination from past operations or from off-site sources. As a result, we may be potentially liable for investigation and cleanup costs, penalties and damages under environmental laws.

Although our wholly-owned properties have been subjected to preliminary environmental assessments, known as Phase I assessments, by independent environmental consultants that identify conditions that could pose potential environmental liabilities, Phase I assessments are limited in scope, and may not include or identify all potential environmental liabilities or risks associated with the property. Unless required by applicable law or any of our lenders, we may decide not to further investigate, remedy or ameliorate the liabilities disclosed in the Phase I assessments. Further, these or other environmental studies may not identify all potential environmental liabilities or accurately assess whether we will incur material environmental liabilities in the future. If we do incur material environmental liabilities in the future, we may face significant remediation costs, and we may find it difficult to sell any affected properties.

Insurance

We carry comprehensive liability, fire, extended coverage, business interruption and rental loss insurance covering all of our properties under blanket insurance policies. We believe the policy specifications and insured limits are appropriate and adequate given the relative risk of loss, the cost of the coverage and industry practice; however, the insurance coverage may not be sufficient to fully cover losses.

Our business operations in Honolulu and Phoenix are susceptible to, and could be significantly affected by, adverse weather conditions and natural disasters such as earthquakes, tsunamis, hurricanes, volcanoes, wind, floods, landslides, drought and fires. These adverse weather conditions and natural disasters could cause significant damage to the properties in our portfolio, the risk of which is enhanced by the concentration of our properties’ locations. Our insurance may not be adequate to cover business interruption or losses resulting from adverse weather or natural disasters. In addition, our insurance policies include customary deductibles and limitations on recovery. As a result, we may be required to incur significant costs in the event of adverse weather conditions and natural disasters. We may discontinue earthquake or any other insurance coverage on some or all of our properties in the future if the cost of premiums for any of these policies in our judgment exceeds the value of the coverage discounted for the risk of loss.

Furthermore, we do not carry insurance for certain losses, including, but not limited to, losses caused by war or by certain environmental conditions, such as mold or asbestos. In addition, if a loss or damages are suffered at one or more of our properties, the insurer may attempt to limit or void coverage by arguing that the loss resulted from facts or circumstances not covered by our policy. Furthermore, our title insurance policies may not insure for the current aggregate market value of our portfolio, and we do not intend to increase our title insurance coverage as the market value of our portfolio increases. As a result, we may not have sufficient coverage against all losses that we may experience, including from adverse title claims. If we experience a loss that is uninsured or that exceeds policy limits, we could incur significant costs and lose the capital invested in the damaged or otherwise adversely affected properties as well as the anticipated future cash flows from those properties.

In addition, our properties may not be able to be rebuilt to their existing height, size or utility at their existing location under current land-use laws and policies. In the event that we experience a substantial or comprehensive loss of one of our properties, we may not be able to rebuild such property to its existing specifications or operate it in accordance with its current use, or we may be required to upgrade such property in connection with any rebuilding to meet current code requirements.

Competition

We compete with a number of developers, owners and operators of office real estate, many of which own properties similar to ours in the same markets in which our properties are located. If our competitors offer space at rental rates below current market rates, or below the rental rates we currently charge our tenants, we may lose existing or potential tenants and we may be pressured to reduce our rental rates below those we currently charge or to offer more substantial rent abatements, tenant improvements, early termination rights or below-market renewal options in order to retain tenants when our tenants’ leases expire or to entice new tenants to lease space in our properties. In that case, our financial condition, results of operations, cash flow, market price of our Class A Common Stock and ability to satisfy our debt service obligations and to pay dividends may be adversely affected.

Employment

We are externally advised by Shidler Pacific Advisors and have no employees of our own.

Available Information

Our website is located at http://www.pacificofficeproperties.com. We make available free of charge, on or through our website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission, or the SEC. You can also read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, NE, Washington, DC 20549 (1-800-SEC-0330), on official business days during the hours of 10:00 am to 3:00 pm. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

ITEM 1A.  -  RISK FACTORS

The following section sets forth material factors that may adversely affect our business and operations.  This is not an exhaustive list, and additional factors could adversely affect our business and financial performance.  Moreover, we operate in a very competitive and rapidly changing environment.  New risk factors emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  This discussion of risk factors includes many forward-looking statements.  For cautions about relying on forward-looking statements, please refer to the section entitled “Note Regarding Forward-Looking Statements” in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Risks Related to our Business and Properties

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms.

We have not consistently achieved positive cash flow from operations since our formation transactions were consummated in March 2008. We expect that our funds from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs through the first quarter of 2019. Accordingly, we expect that we may need to contribute existing properties to joint ventures with third parties or raise additional capital, either from debt or equity. We also intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis. We may also consider strategic alternatives, including a sale, merger, other business combination or recapitalization, of the Company.

In August 2016, we entered into (1) a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature on various dates in 2016 and (2) a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is expected to occur no later than August 13, 2018. See Note 8 for more discussion on the new loan agreement and Note 12 for more discussion on the contemplated sale of our Pan Am Building. These notes to our consolidated financial statements are contained in “Exhibits and Financial Statement Schedules” in Item 15 of this Annual Report on Form 10-K.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler Equities, L.P. (“Shidler LP”), a Hawaii limited partnership controlled by Mr. Shidler, in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 9 to our consolidated financial statements contained in “Exhibits and Financial Statement Schedules” in Item 15 of this Annual Report on Form 10-K for more discussion on this promissory note.

In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. See Note 12 to our consolidated financial statements contained in “Exhibits and Financial Statement Schedules”

in Item 15 of this Annual Report on Form 10-K for more discussion on the sale of our Pacific Business News Building joint venture property.

We cannot be certain that we will be able to raise additional capital, on acceptable terms or at all, or generate sufficient cash flows to continue operations. If we are unable to do so, our ability to operate our properties may suffer and our ability to operate the company will be impaired.

The report of our independent registered public accounting firm expresses substantial doubt about our ability to continue as a going concern.

Our independent registered public accounting firm has indicated in an explanatory paragraph in its audit report for the year ended December 31, 2017 that there is substantial doubt about our ability to continue as a going concern due to our expectation that projected funds from operations, together with current cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs through the first quarter of 2019. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty. We cannot provide any assurance that we will be able to continue as a going concern.

We have a substantial amount of debt outstanding, which may affect our ability to pay dividends, may expose us to interest rate fluctuation risk and may expose us to the risk of additional default under our debt obligations.

On August 11, 2016, our wholly-owned subsidiaries entered into a term loan in the principal amount of $280.5 million (“Loan Agreement”), the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature at various dates commencing August 1, 2016 through November 11, 2016 and to fund leasing and capital expenditure reserves. As of December 31, 2017, our total consolidated indebtedness (which includes our mortgage and other loans with a carrying value of $301.2 million and our unsecured promissory notes with a carrying value of $32.4 million) was $333.6 million. Our unconsolidated joint venture properties are also leveraged with an aggregate of $40.6 million in indebtedness as of December 31, 2017.

Payments of principal and interest on borrowings may leave our property-owning entities with insufficient cash resources to operate our properties and/or pay distributions to us so that we can make distributions to stockholders. Furthermore, our obligations under the Loan Agreement are secured by mortgages on the fee and leasehold (as applicable) interests in the Pan Am Building, Davies Pacific Center and Waterfront Plaza properties (representing all of our wholly-owned properties) as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the Borrowers. Because the debt under the Loan Agreement is not property-specific, an event of default with respect to one property or Borrower could result in the foreclosure by the lender of all of our wholly-owned properties.

For tax purposes, a foreclosure of our properties would be treated as a sale of the properties for a purchase price equal to the outstanding balance of the debt secured by the mortgages on those properties. If the outstanding balance of the debt secured by the mortgages exceeds our tax basis in the properties, we would recognize taxable income on foreclosure, but we would not receive any cash proceeds.

Our substantial outstanding debt, and the limitations imposed on us by the Loan Agreement and our other outstanding debt, could have significant other adverse consequences, including the following:

•	our cash flow may be insufficient to meet our required principal and interest payments;

•	we may be unable to borrow additional funds as needed or on favorable terms, which could adversely affect our liquidity;

•	we may be forced to dispose of one or more of our properties, possibly on disadvantageous terms; and

•	we will be exposed to interest and future interest rate volatility with respect to indebtedness that is variable rate.

If any one of these events were to occur, our financial condition, results of operations, cash flow, the value of our outstanding Senior Common Stock and Class A Common Stock and ability to satisfy our debt service obligations and to pay dividends could be adversely affected. In addition, any foreclosure on our properties could create taxable income without accompanying cash proceeds, which could adversely affect our ability to meet the REIT distribution requirements imposed by the Code.

We may be unable to refinance, extend or repay our substantial indebtedness at maturity.

As of December 31, 2017, we had a fully drawn $25 million unsecured credit facility and promissory notes payable to certain current and former affiliates in the aggregate outstanding principal amount of $32.4 million (together with accrued and unpaid interest of $23.0 million) scheduled to mature on December 31, 2019. In addition, our mortgage loans amounting to $301.2 million secured by each of our wholly-owned properties are scheduled to mature in 2019. We do not currently have any committed financing sources available to refinance our debt as it matures. If we are unable to repay, extend or refinance our existing mortgage debt, we may be forced to give back these assets to the relevant mortgage lenders.

We cannot assure you that we will be able to refinance, extend or repay our substantial indebtedness on acceptable terms or at all. The ability to refinance our indebtedness may be negatively affected by reduced loan-to-value limits commonly being employed in current commercial lending markets and the appraised value of our properties at the time our indebtedness matures.

Failure to hedge effectively against interest rate changes may adversely affect our results of operations and our ability to pay dividends.

In connection with the Loan Agreement, we have obtained an interest rate cap, and subject to complying with the requirements for REIT qualification, we may obtain in the future one or more additional forms of interest rate protection-in the form of swap agreements, interest rate cap contracts or similar agreements-to hedge against the possible negative effects of interest rate fluctuations. However, we cannot assure you that any hedging will adequately relieve the adverse effects of interest rate increases or that counterparties under these agreements will honor their obligations thereunder. In addition, we may be subject to risks of default by hedging counterparties.

The REIT provisions of the Code may also limit our ability to hedge effectively. Under current law, any income that we generate from derivatives or other transactions intended to hedge our interest rate risks, or any income from foreign currencies or other hedges, will generally be treated as nonqualifying income for purposes of the REIT 75% and 95% gross income tests unless specified requirements are met. As a result of these rules, we may have to limit our use of hedging techniques that might otherwise be advantageous, which could result in greater risks associated with interest rate or other changes that we would otherwise incur.

Our organizational documents have no limitation on the amount of indebtedness that we may incur. As a result, we may become more highly leveraged in the future, which could adversely affect our financial condition.

Our organizational documents contain no limitations regarding the maximum level of debt that we may incur nor do they restrict the form of our debt (including recourse, non-recourse and cross-collateralized debt). Accordingly, we could, without stockholder approval, become more highly leveraged, which could result in an increase in our debt service, could materially adversely affect our cash flow and our ability to make distributions to our stockholders and/or the distributions required to maintain our REIT qualification, and could harm our financial condition. Higher leverage will also increase the risk of default on our obligations.

All of our properties, including properties held in joint ventures, are located in Honolulu and Phoenix. We are dependent on the Honolulu and Phoenix office markets and economies, and are therefore susceptible to risks of events in those markets that could adversely affect our business, such as adverse market conditions, changes in local laws or regulations, and natural disasters.

Because all of our properties are concentrated in Honolulu and Phoenix, we are exposed to greater economic risks than if we owned a more geographically dispersed portfolio. All of our wholly-owned properties are located in Honolulu. We are susceptible to adverse developments in the Honolulu and Phoenix economic and regulatory environments (such as business layoffs or downsizing, industry slowdowns, relocations of businesses, increases in real estate and other taxes, costs of complying with governmental regulations or increased regulation and other factors) as well as natural disasters that occur in these areas (such as earthquakes, hurricanes, floods, wildfires and other events). Any adverse developments in the economy or real estate markets in Honolulu or Phoenix, or any decrease in demand for office space resulting from the Honolulu or Phoenix regulatory or business environments, could adversely impact our financial condition, results of operations and cash flow, the value of our outstanding Senior Common Stock and Class A Common Stock and our ability to satisfy our debt service obligations and to pay dividends to stockholders.

The illiquidity of real estate investments could significantly impede our ability to respond to adverse changes in the performance of our properties and harm our financial condition.

Real estate investments, especially office properties like the properties we currently own, are relatively illiquid and may become even more illiquid during periods of economic downturn. In particular, these risks could arise from weakness in or even the lack of an established market for a property, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions and changes in laws, regulations or fiscal policies of jurisdictions in which the property is located. As a result, we may not be able to sell a property or properties quickly or on favorable terms and realize our investment objectives, or otherwise promptly modify our portfolio, in response to changing economic, financial and investment conditions when it otherwise may be prudent to do so. This inability to respond quickly to changes in the performance of our properties and sell an unprofitable property could adversely affect our cash flows and results of operations, thereby limiting our ability to make distributions to our stockholders. Our financial condition could also be adversely affected if we were, for example, unable to sell one or more of our properties in order to meet our debt obligations upon maturity.

The Code imposes restrictions on a REIT’s ability to dispose of properties that are not applicable to other types of real estate companies. In particular, the tax laws applicable to REITs require that we hold our properties for investment, rather than primarily for sale in the ordinary course of business, which may cause us to forgo or defer sales of properties that otherwise would be in our best interest. Therefore, we may not be able to vary our portfolio in response to economic or other conditions promptly or on favorable terms, which may adversely affect our cash flows, financial condition and results of operations, the value of our outstanding Senior Common Stock and Class A Common Stock and our ability to make distributions to our stockholders.

In addition, our ability to dispose of some of our properties could be constrained by their tax attributes. Properties which we own for a significant period of time or which we acquire through tax deferred contribution transactions in exchange for units in our Operating Partnership may have low tax bases. If we dispose of these properties outright in taxable transactions, we may need to distribute a significant amount of the taxable gain to our stockholders under the requirements of the Code for REITs or pay federal income tax at regular corporate rates on the amount of any gain, which in turn would impact our cash flow and increase our leverage. To dispose of low basis or tax-protected properties efficiently, we may from time to time use like-kind exchanges, which qualify for non-recognition of taxable gain, but can be difficult to consummate and result in the property for which the disposed assets are exchanged inheriting their low tax bases and other tax attributes (including tax protection covenants).

Our operating performance is subject to risks associated with the real estate industry.

Real estate investments are subject to various risks and fluctuations and cycles in value and demand, many of which are beyond our control. Certain events may decrease cash available for dividends, as well as the value of our properties. These events include, but are not limited to:

•	adverse changes in economic and demographic conditions;

•	vacancies or our inability to rent space on favorable terms or at all;

•	adverse changes in financial conditions of buyers, sellers and tenants of properties;

•	inability to collect rent from tenants;

•	competition from other real estate investors with significant capital, including other real estate operating companies, publicly traded REITs and institutional investment funds;

•	reductions in the level of demand for office space, including trends such as telecommuting and flexible workplaces, and changes in the relative popularity of properties;

•	increases in the supply of office space;

•	declining real estate valuations and impairment charges;

•	fluctuations in interest rates, which could adversely affect our ability, or the ability of buyers and tenants of properties, to obtain financing on favorable terms or at all;

•
increases in expenses, including insurance costs, labor costs, energy prices, real estate assessments and other taxes and costs of compliance with laws, regulations and governmental policies, and our inability to pass on some or all of these increases to our tenants; and

•
changes in, and changes in enforcement of, laws, regulations and governmental policies, including, without limitation, health, safety, environmental, zoning and tax laws, governmental fiscal policies and the ADA.

In addition, periods of economic slowdown or recession, rising interest rates or declining demand for real estate, or the public perception that any of these events may occur, could result in a general decline in rents or an increased incidence of defaults under existing leases without a corresponding decrease in expenses. Costs associated with real estate investments, such as real estate taxes, ground lease payments, insurance, loan payments and maintenance, generally will not be reduced even if the vacancy rate at a property increases or rental rates decrease. If we cannot operate our properties so as to meet our financial expectations, our financial condition, results of operations, cash flow, the value of our outstanding Senior Common Stock and Class A Common Stock and ability to satisfy our debt service obligations and to pay dividends to our stockholders could be adversely affected. There can be no assurance that we can achieve our economic objectives.

We may be adversely affected by trends in the office real estate industry.

Some businesses are rapidly evolving to make employee telecommuting, flexible work schedules, open workplaces and teleconferencing increasingly common. These practices enable businesses to reduce their space requirements. A continuation of the movement towards these practices could over time erode the overall demand for office space and, in turn, place downward pressure on occupancy, rental rates and property valuations, each of which could have an adverse effect on our financial position, results of operations, cash flows and ability to make distributions to our stockholders.

Our success depends on the ability of Shidler Pacific Advisors to operate our properties, and Shidler Pacific Advisors’ failure to operate our properties in a sufficient manner could have a material adverse effect on the value of our real estate investments and results of operations.

We are externally advised by Shidler Pacific Advisors. We depend on the ability of Shidler Pacific Advisors to operate our properties and manage our other investments in a manner sufficient to maintain or increase revenues and to generate sufficient revenues in excess of our operating and other expenses. Shidler Pacific Advisors is not required to dedicate any particular number of employees or employee hours to our business in order to fulfill its obligations under our Advisory Agreement with them. We are subject to the risk that Shidler Pacific Advisors can terminate the Advisory Agreement and that no suitable replacement may be found to manage us. We believe that our success depends to a significant extent upon the experience of Shidler Pacific Advisors’ executive officers, whose continued service is not guaranteed. If Shidler Pacific Advisors terminates its Advisory Agreement with us, we may not be able to execute our business plan and may suffer losses, which could have a material adverse effect on our ability to make distributions to our stockholders. The failure of Shidler Pacific Advisors to operate our properties and manage our other investments may adversely affect the underlying value of our real estate investments, the results of our operations and our ability to make distributions to our stockholders and to pay amounts due on our indebtedness.

Our operating expenses may increase, causing our results of operations to be adversely affected.

Under our Advisory Agreement with Shidler Pacific Advisors, management-related services and costs such as salaries and wages, office rent, equipment costs, travel costs, insurance costs, telecommunications and supplies are the responsibility of Shidler Pacific Advisors, in exchange for corporate management fees that we pay to Shidler Pacific Advisors. Shidler Pacific Advisors has the right under our Advisory Agreement with it to renegotiate quarterly the amount of its corporate management fee, which may result in increased corporate management fees. Further, under the Advisory Agreement, we continue to be directly liable for certain direct costs, such as legal and accounting fees, that have been substantial in the past and are expected to be substantial in the future. Property management and related services for our wholly-owned properties, are also performed by Shidler Pacific Advisors for property management fees paid by us ranging from 2.5% to 3.0% of the rental cash receipts collected by the properties. There can be no assurance that such fees will not increase in the future since such property management and other related fees are required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located. Other factors that may adversely affect our ability to control operating costs include the need to pay for property insurance and other operating costs, including real estate taxes, which could increase over time, the need periodically to repair, renovate and re-lease space, the cost of compliance with governmental regulation, including zoning and tax laws, the potential for liability under applicable laws, interest rate levels and the availability of financing. If our operating costs increase as a result of any of the foregoing factors, our results of operations may be adversely affected.

Shidler Pacific Advisors’ corporate management fee is payable regardless of our performance, which may reduce its incentive to devote time and resources to our portfolio.

Shidler Pacific Advisors earns a corporate management fee of $0.18 million per quarter. As of December 31, 2017, we have accrued approximately $0.9 million of corporate management fees owed to Shidler Pacific Advisors. Shidler Pacific Advisors’ entitlement to substantial non-performance based compensation might reduce its incentive to devote its time and effort to seeking profitable opportunities for our portfolio. This in turn could hurt our ability to make distributions to our stockholders.

We face intense competition, which may decrease, or prevent increases of, the occupancy and rental rates of our properties.

We compete with a number of developers, owners and operators of office real estate, many of which own properties similar to ours in the same markets in which our properties are located. If our competitors offer space at rental rates below current market rates, or below the rental rates we currently charge our tenants, we may lose existing or potential tenants and we may be pressured to reduce our rental rates below those we currently charge or to offer more substantial rent abatements, tenant improvements, early termination rights or below-market renewal options in order to retain tenants when our tenants’ leases expire or to entice new tenants to lease space in our properties. In that case, our financial condition, results of operations, cash flow, the value of our outstanding Senior Common Stock and Class A Common Stock and ability to satisfy our debt service obligations and to pay dividends to our stockholders may be adversely affected.

The actual rents we receive for the properties in our portfolio may be less than our asking rents, and we may experience lease roll down from time to time, which would negatively impact our ability to generate cash flow growth.

We may be unable to realize our asking rents across the properties in our portfolio because of:

•	competitive pricing pressure in our markets;

•	adverse conditions in the Honolulu or Phoenix real estate markets;

•	general economic downturn; and

•	a lesser desirability of our properties compared to other properties in our markets.

In addition, the degree of discrepancy between our asking rents and the actual rents we are able to obtain may vary both from property to property and among different leased spaces within a single property. If we are unable to achieve our asking rents across our portfolio, then our ability to generate cash flow growth will be negatively impacted. In addition, depending on asking rental rates at any given time as compared to expiring leases in our portfolio, rental rates for expiring leases may be higher than starting rental rates for new leases.

The expense of owning and operating a property is not necessarily reduced when circumstances such as market factors and competition cause a reduction in income from the property. As a result, if revenues decline, we may not be able to reduce our expenses accordingly. If a property is mortgaged and we are unable to meet the mortgage payments, the lender could foreclose on the mortgage and take possession of the property, resulting in a further reduction in net income.

Leases representing 18.4% of the rentable square feet of our total portfolio are scheduled to expire in 2018.  We may be unable to renew leases or lease vacant space at favorable rates or at all, which would negatively impact our ability to generate cash flow.

As of December 31, 2017, leases representing 18.4% of the 1.2 million rentable square feet of our wholly-owned portfolio are scheduled to expire in 2018, and an additional 14.5% of the square footage of our total portfolio was available for lease. These leases may not be renewed, or may be re-leased at rental rates equal to or below existing rental rates. In addition, some of our leases include early termination provisions that permit the lessee to terminate all or a portion of its lease with us after a specified date or upon the occurrence of certain events with little or no liability to us. Substantial rent abatements, tenant improvements, early termination rights or below-market renewal options may be offered to attract new tenants or retain existing tenants. Portions of our properties may remain vacant for extended periods of time. In addition, some existing leases currently provide tenants with options to renew the terms of their leases at rates that are less than the current market rate or to terminate their leases prior to the expiration date thereof. If we are unable to obtain rental rates that are on average comparable to our asking rents across our portfolio, then our ability to generate cash flow growth will be negatively impacted.

We may be required to make significant capital expenditures, in addition to our requirement to fund certain capital expenditures pursuant to our Loan Agreement, to improve our properties in order to retain and attract tenants.  If we are unable to do so, this could cause a decline in operating revenues and a reduction in cash available for debt service and distributions to stockholders.

We expect that, upon expiration of leases at our properties, we may be required to make rent or other concessions to tenants, accommodate requests for renovations, build-to-suit remodeling and other improvements or provide additional services to our tenants. As a result, we may have to pay for significant leasing costs or tenant improvements in order to retain tenants whose leases expire and to attract new tenants in sufficient numbers. Additionally, we may need to raise capital to make such expenditures. If we are unable to do so or capital is otherwise unavailable, we may be unable to make the required expenditures. This could result in non-renewals by tenants upon expiration of their leases, which would result in declines in revenues from operations and reduce cash available for debt service and distributions to stockholders.

We depend on tenants for our revenue, and accordingly, lease terminations and/or tenant defaults, particularly by one of our larger tenants, could adversely affect the income produced by our properties, which may harm our operating performance.

The success of our investments materially depends on the financial stability of our tenants, any of whom may experience a change in their business at any time. As a result, our tenants may delay lease commencements, decline to extend or renew their leases upon expiration, fail to make rental payments when due or declare bankruptcy. Any of these actions could result in the termination of the tenants’ leases, expiration of existing leases without renewal and the loss of rental income attributable to the terminated or expired leases. In the event of a tenant default or bankruptcy, we may experience delays in enforcing our rights as a landlord and may incur substantial costs in protecting our investment and re-letting our property. It is unlikely that a bankrupt tenant will pay, in full, amounts owed to us under a lease. If significant leases are terminated or defaulted upon, we may be unable to lease the property for the rent previously received or sell the property without incurring a loss. In addition, significant expenditures, such as mortgage payments, real estate taxes and insurance and maintenance costs, are generally fixed and do not decrease when revenues at the related property decrease, so tenant defaults or departures could decrease our cash from operations, liquidity and net income.

Our joint venture investments could be adversely affected by a lack of sole decision-making authority and our reliance on joint venture partners’ financial condition and liquidity.

We own properties through “joint venture” investments in which we co-invest with another investor. In the future, we may acquire office properties through joint ventures and/or sell to institutions partial ownership of properties that we wholly own. Joint venture investments involve certain risks, including:

•
joint venture partners may control or share certain approval rights over major decisions, such as decisions related to the development, financing, leasing, management and other aspects of the project, which may prevent us from taking actions that are opposed by our joint venture partners;

•	joint venture partners may fail to fund their share of any required capital commitments;

•	joint venture partners might have economic or other business interests or goals that are inconsistent with our business interests or goals that would affect our ability to operate the property;

•	joint venture partners may have the power to act contrary to our instructions and policies, including our current policy with respect to maintaining our REIT qualification;

•
joint venture agreements often restrict the transfer of a member’s or joint venture partner’s interest, provide for a buyout of a joint venture partner’s interest in certain instances or may otherwise restrict our ability to sell the interest when we desire or on advantageous terms;

•
our relationships with our joint venture partners are contractual in nature and may be terminated or dissolved under the terms of the applicable joint venture agreements and, in such event, we may not continue to own or operate the interests or assets underlying such relationship or may need to purchase such interests or assets at a premium to the market price to continue ownership;

•
disputes between us and our joint venture partners may result in litigation or arbitration that would increase our expenses and divert attention from other elements of our business and result in subjecting the properties owned by the applicable joint venture to additional risk; and

•	we may in certain circumstances be liable for the actions of our joint venture partners.

The occurrence of one or more of the events described above could adversely affect our financial condition, results of operations, cash flow and our ability to pay dividends.

Global market and economic conditions may adversely affect our liquidity and financial condition and those of our tenants, as well as the pricing of real estate assets.
In the United States, market and economic conditions continue to be challenging with stricter regulations and modest growth. While recent economic data continues to reflect moderate economic growth in the United States, the cost and availability of credit may continue to be adversely affected by governmental budget and global economic factors. Concern about continued stability of the economy and credit markets generally, and the strength of counterparties specifically, has led many lenders and institutional investors to reduce and, in some cases, cease to provide funding to borrowers. Volatility in the U.S. and international capital markets and concern over a return to recessionary conditions in global economies may adversely affect our liquidity and financial condition and the liquidity and financial condition of our tenants. If these market conditions continue, they may limit our ability and the ability of our tenants to timely refinance maturing liabilities and access the capital markets to meet liquidity needs. Furthermore, any turmoil in the capital or credit markets could adversely impact the overall amount of capital and debt financing available to invest in real estate, which may result in decreases in price or value of real estate assets.

Adverse market and economic conditions could cause us to recognize additional impairment charges.

We review our real estate assets for impairment indicators, such as a decline in a property’s occupancy or its rental rates, in accordance with accounting principles generally accepted in the United States, or GAAP. If we determine that indicators of impairment are present, we review the properties affected by these indicators to determine whether an impairment charge is required. We use considerable judgment in making determinations about impairments, from analyzing whether there are indicators of impairment to the assumptions used in calculating the fair value of the investment. Accordingly, our subjective estimates and evaluations may not be accurate, and such estimates and evaluations are subject to change or revision.

There may be significant uncertainty in the valuation, or in the stability of the cash flows, discount rates and other factors related to real estate assets due to adverse market and economic conditions and market volatility that could result in a substantial decrease in the value of such assets. We may be required to recognize asset and goodwill impairment charges in the future, which could materially and adversely affect our business, financial condition and results of operations.

If we are deemed an “investment company” under the Investment Company Act of 1940, it could have a material adverse effect on our business.

We do not expect to operate as an “investment company” under the Investment Company Act of 1940, as amended, or the Investment Company Act. However, the analysis relating to whether a company qualifies as an investment company can involve technical and complex rules and regulations. If we own assets that qualify as “investment securities” as such term is defined under the Investment Company Act and the value of such assets exceeds 40% of the value of our total assets, we could be deemed to be an investment company and be required to register under the Investment Company Act. Registered investment companies are subject to a variety of substantial requirements that could significantly impact our operations. The costs and expenses we would incur to register and operate as an investment company, as well as the limitations placed on our operations, could have a material adverse impact on our operations and your investment return. In order to operate in a manner to avoid being required to register as an investment company, we may be unable to sell assets we would otherwise want to sell or we may need to sell assets we would otherwise wish to retain.

Potential losses may not be covered by insurance and we could incur significant costs and lose our equity in the damaged properties.

We carry comprehensive liability, fire, extended coverage, business interruption and rental loss insurance covering all of our properties under blanket insurance policies. The insurance coverage contains policy specifications and insured limits customarily carried for similar properties and business activities. However, we do not carry insurance for certain losses, including, but not limited to, losses caused by war or by certain environmental conditions, such as mold or asbestos. In addition, if a loss or damages are suffered at one or more of our properties, the insurer may attempt to limit or void coverage by arguing that the loss resulted from facts or circumstances not covered by our policy. Furthermore, our title insurance policies may not insure for the current aggregate market value of our portfolio, and we do not intend to increase our title insurance coverage as the market value of our portfolio increases. As a result, we may not have sufficient coverage against all losses that we may experience, including from adverse title claims. If we experience a loss that is uninsured or that exceeds policy limits, we could incur significant costs and lose the capital invested in the damaged or otherwise adversely affected properties as well as the anticipated future cash flows from those properties.

Our business operations in Honolulu and Phoenix are susceptible to, and could be significantly affected by, adverse weather conditions and natural disasters such as earthquakes, tsunamis, hurricanes, volcanoes, wind, floods, landslides, drought and fires. These adverse weather conditions and natural disasters could cause significant damage to the properties in our portfolio, the risk of which is enhanced by the concentration of our properties’ locations. Our insurance may not be adequate to cover business interruption or losses resulting from adverse weather or natural disasters. In addition, our insurance policies include customary deductibles and limitations on recovery. As a result, we may be required to incur significant costs in the event of adverse weather conditions and natural disasters. We may discontinue earthquake or any other insurance coverage on some or all of our properties in the future if the cost of premiums for any of these policies in our judgment exceeds the value of the coverage discounted for the risk of loss.

In addition, our properties may not be able to be rebuilt to their existing height, size or utility at their existing location under current land-use laws and policies. In the event that we experience a substantial or comprehensive loss of one of our properties, we may not be able to rebuild such property to its existing specifications or operate it in accordance with its current use, or we may be required to upgrade such property in connection with any rebuilding to meet current code requirements.

We face possible risks associated with climate change.

We cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on our properties, operations and business. All of our properties are located in Honolulu and Phoenix. To the extent climate change causes changes in weather patterns, our markets could experience increases in storm intensity and rising sea-levels. Over time, these conditions could result in declining demand for office space in our buildings or the inability of us to operate the buildings at all. Climate change may also have indirect effects on our business by increasing the cost of (or making unavailable) property insurance on terms we find acceptable and increasing the cost of energy at our properties. Moreover, compliance with new laws or regulations related to climate change, including compliance with “green” building codes, may require us to make improvements to our existing properties or increase taxes and fees assessed on us or our properties. There can be no assurance that climate change will not have a material adverse effect on our properties, operations or business.

Terrorism and other factors affecting demand for our properties could harm our operating results.

The strength and profitability of our business depends on demand for and the value of our properties. Future terrorist attacks in the United States, such as the attacks that occurred in New York and Washington, D.C. on September 11, 2001, and other acts of terrorism or war may have a negative impact on our operations. Such terrorist attacks could have an adverse impact on our business even if they are not directed at our properties. In addition, the terrorist attacks of September 11, 2001 have substantially affected the availability and price of insurance coverage for certain types of damages or occurrences, and our insurance policies for terrorism include large deductibles and co-payments. Although we maintain terrorism insurance coverage on our portfolio, the lack of sufficient insurance for these types of acts could expose us to significant losses and could have a negative impact on our operations.

We face risks associated with security breaches through cyber attacks, cyber intrusions or otherwise, as well as other significant disruptions of our information technology (“IT”) networks and related systems.
We face risks associated with security breaches, whether through cyber attacks or cyber intrusions over the Internet, malware, computer viruses, attachments to e-mails, persons inside our organization or persons with access to systems inside our organization, and other significant disruptions of our IT networks and related systems. The risk of a security breach or disruption, particularly through cyber attack or cyber intrusion, including by computer hackers, foreign governments and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Our IT networks and related systems are essential to the operation of our business and our ability to perform day-to-day operations (including managing our building systems), and, in some cases, may be critical to the operations of certain of our tenants. Although we make efforts to maintain the security and integrity of these types of IT networks and related systems, and we have implemented various measures to manage the risk of a security breach or disruption, there can be no assurance that our security efforts and measures will be effective or that attempted security breaches or disruptions would not be successful or damaging. Even the most well protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us to entirely mitigate this risk.
A security breach or other significant disruption involving our IT networks and related systems could:

•	disrupt the proper functioning of our networks and systems and therefore our operations and/or those of certain of our tenants;

•	result in misstated financial reports, missed reporting deadlines and/or missed permitting deadlines;

•	result in our inability to properly monitor our compliance with the rules and regulations regarding our qualification as a REIT;

•
result in the unauthorized access to, and destruction, loss, theft, misappropriation or release of proprietary, confidential, sensitive or otherwise valuable information of ours or others, which others could use to compete against us or for disruptive, destructive or otherwise harmful purposes and outcomes;

•	result in our inability to maintain the building systems relied upon by our tenants for the efficient use of their leased space;

•	require significant management attention and resources to remedy any damages that result;

•	subject us to claims for breach of contract, damages, credits, penalties or termination of leases or other agreements; or

•	damage our reputation among our tenants and investors generally.

Any or all of the foregoing could have a material adverse effect on our results of operations, financial condition and cash flows.

Because we own real property, we are subject to extensive environmental regulation which creates uncertainty regarding future environmental expenditures and liabilities.

Environmental laws regulate, and impose liability for, releases of hazardous or toxic substances into the environment. Under some of these laws, an owner or operator of real estate may be liable for costs related to soil or groundwater contamination on or migrating to or from its property. In addition, persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of cleaning up contamination at the disposal site. These laws often impose liability regardless of whether the person knew of, or was responsible for, the presence of the hazardous or toxic substances that caused the contamination. The presence of, or contamination resulting from, any of these substances, or the failure to properly remediate them, may adversely affect our ability to sell or rent our property or to borrow funds using the property as collateral. In addition, persons exposed to hazardous or toxic substances may sue for personal injury damages. For example, some laws impose liability for release of or exposure to materials containing asbestos, a substance known to be present in a number of our buildings. In addition, some of our properties may have been affected by contamination from past operations or from off-site sources. As a result, we may be potentially liable for investigation and cleanup costs, penalties and damages under environmental laws.

Although our wholly-owned properties have been subjected to preliminary environmental assessments, known as Phase I assessments, by independent environmental consultants that identify conditions that could pose potential environmental liabilities, Phase I assessments are limited in scope, and may not include or identify all potential environmental liabilities or risks associated with the property. Unless required by applicable law or any of our lenders, we may decide not to further investigate, remedy or ameliorate the liabilities disclosed in the Phase I assessments. Further, these or other environmental studies may not identify all potential environmental liabilities or accurately assess whether we will incur material environmental liabilities in the future. If we do incur material environmental liabilities in the future, we may face significant remediation costs, and we may find it difficult to sell any affected properties.

Compliance with ADA, fire, safety and other regulations may require us to make unanticipated expenditures that could significantly reduce the cash available for distribution to our stockholders.

Our properties must comply with Title III of the ADA to the extent that such properties are “public accommodations” as defined by the ADA. Under the ADA, all public accommodations must meet federal requirements related to access and use by disabled persons. The ADA may require removal of structural barriers to access by persons with disabilities in certain public areas of our properties where such removal is readily achievable. The obligation to make readily achievable accommodations is an ongoing one, and continual assessment of the properties is required. Although we believe that our wholly-owned properties in the aggregate substantially comply with present requirements of the ADA, we have not conducted a comprehensive audit or investigation of all of our properties to determine compliance. If one or more of our currently owned properties or future properties is not in compliance with the ADA, then we would be required to incur additional costs to bring the property into compliance. Noncompliance could result in the imposition of fines by the U.S. government or an award of damages and/or attorneys’ fees to private litigants, or both. Additional federal, state and local laws also may require us to modify properties or could restrict our ability to renovate properties. Complying with the ADA or other legislation at noncompliant properties could be very expensive. If we incur substantial costs to comply with such laws, our financial condition, results of operations, cash flow, the value of our outstanding Senior Common Stock and Class A Common Stock, our ability to satisfy our debt service obligations and our ability to make distributions to our stockholders could be adversely affected. We cannot predict the ultimate amount of the cost of compliance with the ADA or other legislation.

In addition, our properties are subject to various federal, state and local regulatory requirements, such as state and local fire and life safety requirements. Although we believe that our properties in the aggregate substantially comply with these regulatory requirements, we have not conducted a comprehensive review of all of our properties, and we are aware that some properties may not be in compliance with applicable regulatory requirements. If we were to fail to comply with these various requirements, we might incur governmental fines or private damage awards. If we incur substantial costs to comply with these regulatory requirements, our financial condition, results of operations, cash flow, value of our outstanding Senior Common Stock and Class A Common Stock and our ability to satisfy our debt service obligations and to make distributions to our stockholders could be adversely affected. Local regulations, including municipal or local ordinances, zoning restrictions and restrictive covenants imposed by community developers may restrict our use of our properties and may require us to obtain approval from local officials or community standards organizations at any time with respect to our properties, including prior to acquiring a property or when undertaking renovations of any of our existing properties.

If we default on the ground lease to which one of our properties is subject, our business could be adversely affected.

We currently hold a long-term ground leasehold interest in our Waterfront Plaza property. For this property, instead of owning fee title to the land, we are the lessee under a long-term ground lease. If we default under the terms of this lease, we may be liable for damages and could lose our leasehold interest in the property. If any of these events were to occur, our business and results of operations would be adversely affected.

Our property taxes could increase due to property tax rate changes or reassessment, which would impact our cash flows.

We are required to pay state and local taxes on our properties. The real property taxes on our properties may increase as property tax rates change or as our properties are assessed or reassessed by taxing authorities. Therefore, the amount of property taxes we pay in the future may increase substantially and we may be unable to fully recover these increased costs from our tenants. If the property taxes we pay increase and we are unable to fully recover these increased costs from our tenants, our cash flow would be impacted, and our ability to pay dividends to our stockholders could be adversely affected.

We may become subject to litigation, which could have a material adverse effect on our financial condition.

In the future, we may become subject to litigation, including claims relating to our operations, securities and otherwise in the ordinary course of business. Some of these claims may result in significant defense costs and potentially significant judgments against us, some of which are not, or cannot be, insured against. Resolution of these types of matters against us may result in our having to pay significant fines, judgments or settlements, which, if uninsured, or if the fines, judgments and settlements exceed insured levels, could adversely impact our earnings and cash flows, thereby impacting our ability to service debt and make distributions to our stockholders. Certain litigation or the resolution of certain litigation may affect the availability or cost of some of our insurance coverage, which could adversely impact our results of operations and cash flows and/or expose us to increased risks that would be uninsured. Even if we are successful in defending ourselves, certain litigation may require significant attention from our external management team and distract them from the management of our operations, adversely affecting our financial condition and results of operations.

If we fail to satisfy the regulatory requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or if our disclosure controls or internal control over financial reporting is not effective, investors could lose confidence in our reported financial information, which could adversely affect the perception of our business and the value of our outstanding Senior Common Stock and Class A Common Stock.

As a public company, Section 404 of the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley, requires that we evaluate the effectiveness of our internal control over financial reporting as of the end of each fiscal year, and to include a management report assessing the effectiveness of our internal control over financial reporting in all annual reports. The design and effectiveness of our disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements, or misrepresentations. Although management will continue to review the effectiveness of our disclosure controls and procedures and internal control over financial reporting, there can be no guarantee that our internal control over financial reporting will be effective in accomplishing all control objectives all of the time. Deficiencies, including any material weakness, in our internal control over financial reporting which may occur in the future could result in misstatements of our results of operations, restatements of our financial statements, a decline in the value of our outstanding Senior Common Stock and Class A Common Stock, or otherwise materially adversely affect our business, reputation, results of operations, financial condition, or liquidity.

Risks Related to Conflicts of Interest and Certain Relationships

There may be various conflicts of interest resulting from the relationships among us, our management and other parties.

There may be conflicts of interest among us, our management and other parties. These potential conflicts of interest include the following:

•
Certain of our directors and officers are also officers, managers and members of Shidler Pacific Advisors and may therefore benefit from the compensation arrangements relating to Shidler Pacific Advisors under our Advisory Agreement with that entity, which were not the result of arm’s-length negotiations.

•
Certain of our directors and officers may engage in the management of other business entities and properties in other business entities, which may result in a potential conflict with respect to the allocation of time of such key personnel.

•
Certain of our current and former affiliates hold promissory notes payable by our Operating Partnership. Those persons have rights under the promissory notes, and their exercise of these rights and pursuit of remedies may be affected by their relationship with each other.

•
The debt outstanding under the Loan Agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities is guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

•
An entity controlled by Mr. Shidler has pledged a certificate of deposit in the amount of $25 million as security for our Operating Partnership’s credit agreement with First Hawaiian Bank, for which the Operating Partnership has agreed to pay certain fees and provide certain indemnification rights.

These conflicts may result in terms that are more favorable to our management and/or our other affiliates than would have been obtained on an arm’s-length basis, and may operate to the detriment of our stockholders.

We are controlled by Jay H. Shidler.

Jay H. Shidler is the Chairman of our board of directors, and is the manager and sole owner of Shidler Pacific Advisors, our external advisor. As part of our formation transactions, we issued one share of Proportionate Voting Preferred Stock, which is entitled to cast a number of votes equal to the total number of shares of Class A Common Stock issuable upon redemption for shares of the Common Units and Preferred Units that our Operating Partnership issued in connection with the formation transactions. This share of Proportionate Voting Preferred Stock is held by Pacific Office Holding, Inc., a corporation owned by Mr. Shidler and certain of our current and former executive officers and other affiliates. Pacific Office Holding, Inc. has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Common Units and Preferred Units issued in the formation transactions. POP Venture, LLC, a Delaware limited liability company which we refer to as Venture, holds those Common Units and Preferred Units and is controlled by Mr. Shidler. As of December 31, 2017, the one share of Proportionate Voting Preferred Stock represented 88% of our voting power. Therefore, because of his position with us, Shidler Pacific Advisors, Venture and Pacific Office Holding, Inc., and the additional shares of our Class A Common Stock that he holds, Mr. Shidler has the ability to effectively vote 91.4% of our currently outstanding voting securities and has significant influence over our policies and strategy and the operations and control of our business and the business of our Operating Partnership. The interests of Mr. Shidler in these matters may conflict with the interests of our other stockholders. As a result, Mr. Shidler could cause us or our Operating Partnership to take actions that our other stockholders do not support.

Mr. Shidler may compete with us and, therefore, may have conflicts of interest with us.

Mr. Shidler is not party to a noncompetition agreement with us. As a result, Mr. Shidler may invest in office properties in Phoenix or Hawaii that are in markets in which we own an office property. It is therefore possible that a property in which Mr. Shidler or his affiliates have an interest may compete with us in the future.

Risks Related to our Capital Stock, our Corporate Structure and our Status as a REIT

Our Class A Common Stock is quoted on the OTCQB tier of the OTC Markets, which may have an unfavorable impact on our stock price and liquidity.
Our Class A Common Stock is currently quoted on the OTCQB tier of the OTC Markets, which is a significantly more limited trading market than the national or regional stock exchanges. We have no specialist or market maker that is obligated to maintain a market in our stock. Furthermore, brokers and dealers making quotations are not obligated to engage in transactions in our Class A Common Stock at quoted or any other prices. The quotation of our shares on the OTCQB has resulted in and will likely continue to result in a relatively illiquid market to trade shares of our Class A Common Stock, could depress the trading price of our Class A Common Stock and could have a long-term adverse impact on our ability to raise capital in the future.
When fewer shares of a security are being traded on the OTCQB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes in shares of our Class A Common Stock, there may be a lower likelihood of orders for shares of our Class A Common Stock being executed, and current prices may differ significantly from the price that was quoted at the time of entering the order.
We expect that the volume of trading of our Class A Common Stock will remain low and the market for selling our shares will remain limited.
Our Class A Common Stock has historically been sporadically or thinly traded. The trading volume of our Class A Common Stock may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in unlisted stocks, and certain major brokerage firms restrict their brokers from recommending unlisted stocks because they are considered speculative and volatile. The OTCQB is an inter-dealer market much less regulated than the major exchanges, and our Class A Common Stock is subject to abuses, volatility and shorting. As a result, the number of persons interested in purchasing our Class A Common Stock at or near ask prices at any given time may be relatively small or non-existent. There may be periods of several days or more when trading activity in our shares is low or nonexistent and a stockholder may be unable to sell his shares of Class A Common Stock at an acceptable price, or at all. We cannot give stockholders any assurance that a broader or more active public trading market for our Class A Common Stock will develop or be sustained, or that current trading levels will be sustained.
Because the trading volume of our Class A Common Stock has been and may continue to be limited and sporadic, the quoted price for our Class A Common Stock on the OTCQB may not necessarily be a reliable indicator of its fair market value. Further, we are not able to compel continued quotations on the OTCQB. If we cease to be quoted, holders would find it more difficult to dispose of our Class A Common Stock or to obtain accurate quotations as to the market value of our Class A Common Stock and as a result, the market value of our Class A Common Stock likely would decline.

Our Class A Common Stock may be governed by the “penny stock rules,” which impose additional requirements on broker-dealers who engage in transactions in our Class A Common Stock.

SEC rules require a broker-dealer to provide certain information to purchasers of securities traded at less than $5.00 which are not traded on a national securities exchange. Because our Class A Common Stock is not listed on an exchange and trades below that price, our Class A Common Stock is considered a “penny stock,” and trading in our Class A Common Stock is subject to the requirements of Rules 15g-1 through 15g-9 under the Exchange Act, or the penny stock rules. The penny stock rules require a broker-dealer effecting certain types of transactions in penny stocks to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer may also be required to give bid and offer quotations and broker and salesperson compensation information to the purchaser orally or in writing before or with the confirmation of the transaction. In addition, the penny stock rules may require a broker-dealer to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction before a transaction in a penny stock. These requirements may severely limit the liquidity of securities in the secondary market because few broker-dealers may be likely to undertake these compliance activities. Further, certain investors may have policies or may otherwise be prohibited from investing in securities subject to these requirements. Therefore, the disclosure requirements under the penny stock rules may have the effect of reducing trading activity in our Class A Common Stock, which may make it more difficult for holders to sell their shares.

Our Class A Common Stock price may be volatile.

There can be no assurance that shares of our Class A Common Stock will be resold at or above their purchase price. The market value of our Class A Common Stock could be substantially affected by many factors, including our financial condition and performance, our quarterly and annual operating results, the non-payment of dividends on our Class A Common Stock and any future actions with respect to dividends, the general reputation of REITs and the attractiveness of their equity securities in comparison to other equity securities (including securities issued by other real estate-based companies), and general market conditions.

Our ability to pay dividends is limited, and we cannot provide assurance that we will be able to pay dividends regularly or at all.

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations.  Our ability to pay dividends to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest.  Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

From May 2013 through November 2016, we paid dividends on our outstanding Senior Common Stock at half the stated annualized rate. Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. The difference between the stated dividend and the paid dividend accrues until paid in full, although we do not currently expect to resume the payment of dividends in the foreseeable future. We did not declare a dividend on our Class A Common Stock in 2017 or 2016, and do not currently expect to declare a dividend on our Class A Common Stock in 2018.  Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units in 2017 or 2016, and does not expect to do so in 2018.  As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to declare dividends on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed.

We do not currently expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual obligations, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures.

The issuance of Class A Common Stock in exchange for Senior Common Stock or partnership units of our Operating Partnership and future offerings of debt, preferred stock or other securities may dilute the holdings of, or otherwise adversely impact, our existing stockholders.

We may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium term notes, senior or subordinated notes and classes of preferred stock, convertible preferred units or common stock. Upon liquidation, holders of our debt securities, holders of our Senior Common Stock or any preferred stock with preferential distribution rights that we may issue and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our Class A Common Stock. Future equity offerings and the issuance of Class A Common Stock in exchange for Senior Common Stock or partnership units of our Operating Partnership may dilute the holdings of our existing stockholders. In 2017, 51,000 shares of Class A Common Stock were issued in exchange for 5,100 shares of Senior Common Stock. If we decide to issue preferred stock in addition to our Proportionate Voting Preferred Stock already issued, it could have a preference on liquidation distributions or a preference on dividend payments that could limit our ability to make a dividend distribution to our existing stockholders. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings.

Provisions in our charter, bylaws and Maryland law may delay or prevent our acquisition by a third party, even if such acquisition were in the best interests of our stockholders.

Certain provisions of Maryland law and our charter and bylaws could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of us, and may have the effect of entrenching our management and members of our board of directors, regardless of their performance.  These provisions cover, among other topics, the following:

•	removal of directors;

•	limitation on stockholder-requested special meetings;

•	advance notice provisions for stockholder nominations and proposals;

•	exclusive power of our board to amend our bylaws;

•	issuance of preferred stock;

•	restrictions on transfer and ownership of shares of our stock; and

•	duties of directors with respect to unsolicited takeovers.

Our board of directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our board of directors could authorize the issuance of preferred stock with priority as to distributions and amounts payable upon liquidation over the rights of our existing stockholders. Such preferred stock could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price to our existing stockholders.  Our board of directors may also, without stockholder approval, amend our charter to increase or decrease the aggregate number of shares of our stock or the number of shares of stock of any class or series that we have authority to issue.

If we fail to remain qualified as a REIT in any taxable year, our operations and ability to make distributions will be adversely affected because we will be subject to U.S. federal income tax on our taxable income at regular corporate rates with no deduction for distributions made to stockholders.

We believe that we are organized and operate in conformity with the requirements for qualification and taxation as a REIT under the Code, and that our method of operation enables us to continue to meet the requirements for qualification and taxation as a REIT under the Code. However, qualification as a REIT requires us to satisfy highly technical and complex Code provisions for which only limited judicial and administrative authorities exist, and which are subject to change, potentially with retroactive effect. Even a technical or inadvertent mistake could jeopardize our REIT status. Our continued qualification as a REIT will depend on our satisfaction of certain asset, income, organizational, distribution, stockholder ownership and other requirements on a continuing basis. In particular, our ability to qualify as a REIT depends on the relative values of our common stock and our other classes of equity, which are susceptible to fluctuations, and on the actions of third parties in which we may own an interest but over which we have no control or limited influence.

If we were to fail to qualify as a REIT in any tax year, then:

•	we would not be required to make distributions to our stockholders;

•	we would not be allowed to deduct distributions to our stockholders in computing our taxable income;

•	we would be subject to federal income tax, including any applicable alternative minimum tax (for taxable years prior to January 1, 2018), at regular corporate rates; and

•
any resulting tax liability could be substantial and could require us to borrow money or sell assets to pay such liability, and would reduce the amount of cash available for distribution to stockholders. Unless we were entitled to relief under applicable statutory provisions, we would be disqualified from treatment as a REIT for the subsequent four taxable years following the year during which we lost our qualification, and thus, our cash available for distribution to stockholders would be reduced for each of the years during which we did not qualify as a REIT.

Even if we remain qualified as a REIT, we may face other tax liabilities that reduce our cash flow.

Even if we remain qualified for taxation as a REIT, we may be subject to certain federal, state and local taxes on our income and assets, including taxes on any undistributed income and any taxable REIT subsidiary will be subject to federal, state and local taxes on its income. Any of these taxes would decrease the amount of cash available for distribution to our stockholders. In addition, in order to meet the REIT qualification requirements, or to avert the imposition of a 100% prohibited transactions tax that generally applies to certain gains derived by a REIT from dealer property or inventory, we may in the future hold some of our assets through taxable REIT subsidiaries, which (unlike REITs) are taxed on their taxable income, whether or not distributed.

Complying with REIT requirements may force us to borrow or take other adverse actions to make distributions to stockholders.

As a REIT, we must generally distribute at least 90% of our annual REIT taxable income, subject to certain adjustments, to our stockholders. If we satisfy the REIT distribution requirement but distribute less than 100% of our taxable income, we will be subject to federal corporate income tax on our undistributed taxable income. In addition, we will be subject to a 4% nondeductible excise tax if the actual amount that we pay to our stockholders in a calendar year is less than a minimum amount specified under federal tax laws.

From time to time, we may generate taxable income greater than our cash flow available for distribution to stockholders (for example, due to substantial non-deductible cash outlays, such as capital expenditures or principal payments on debt). In order to avoid income and excise taxes in these situations, we could be required to fund distributions from working capital, liquidate assets at prices or times that we regard as unfavorable or borrow to provide funds for distributions, or we may make distributions in the form of a taxable stock dividend. As a result, having to comply with the distribution requirement could cause us to sell assets in adverse market conditions, borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. These alternatives could increase our operating costs or diminish our levels of growth.

REIT restrictions on ownership of our capital stock may delay or prevent our acquisition by a third party, even if an acquisition is in the best interests of our stockholders.

In order for us to qualify as a REIT, not more than 50% of the value of our capital stock may be owned, directly or indirectly, by five or fewer individuals during the last half of any taxable year.

Our charter provides that, subject to certain exceptions, no person, including entities, may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 4.9% in economic value of the aggregate of the outstanding shares of capital stock, or more than 4.9% in economic value or number of shares, whichever is more restrictive, of our outstanding shares of common stock. While these restrictions may prevent any five individuals from owning more than 50% of the shares, they could also discourage a change in control of our company. These restrictions may also deter tender offers that may be attractive to stockholders or limit the opportunity for stockholders to receive a premium for their shares if an investor seeks to acquire a block of shares of our capital stock.

Complying with REIT requirements may affect our profitability and may force us to liquidate or forgo otherwise attractive investments.

To qualify as a REIT, we must continually satisfy tests concerning, among other things, the nature and diversification of our assets, the sources of our income and the amounts we distribute to our stockholders. We may be required to liquidate or forgo otherwise attractive investments in order to satisfy the asset and income tests or to qualify under certain statutory relief provisions. We also may be required to make distributions to stockholders at disadvantageous times or when we do not have funds readily available for distribution. Accordingly, satisfying the REIT requirements could have an adverse effect on our business results, profitability and ability to execute our business plan. Moreover, if we are compelled to liquidate our investments to meet any of these asset, income or distribution tests, or to repay obligations to our lenders, we may be unable to comply with one or more of the requirements applicable to REITs or may be subject to a 100% tax on any resulting gain if such sales constitute prohibited transactions.

Liquidation of collateral may jeopardize our REIT status.

To continue to qualify as a REIT, we must comply with requirements regarding our assets and our sources of income. If we are compelled to liquidate investments to satisfy our obligations to our lenders, we may be unable to comply with these requirements, ultimately jeopardizing our status as a REIT.

Complying with REIT requirements may limit our ability to hedge effectively.

The REIT provisions of the Code may limit our ability to hedge our operations. Under current law, any income that we generate from derivatives or other transactions intended to hedge our interest rate risks, or any income from foreign currency or other hedges, will generally be treated as nonqualifying income for purposes of the REIT 75% and 95% gross income tests unless specified requirements are met. As a result of these rules, we may have to limit our use of hedging techniques that might otherwise be advantageous, which could result in greater risks associated with interest rate or other changes than we would otherwise incur.

We may be subject to adverse legislative or regulatory tax changes that could reduce the value of our outstanding Senior Common Stock and Class A Common Stock.

At any time, the federal and state income tax laws governing REITs, or the administrative interpretations of those laws, may be amended. Any of those new laws or interpretations may take effect retroactively and could adversely affect us or you as a stockholder.

Changes to the U.S. tax laws could have a significant negative impact on our business operations, financial condition and earnings.

An act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018 commonly known as Tax Cuts and Jobs Act (the “Act”), which generally takes effect for taxable years beginning on or after January 1, 2018 (subject to certain exceptions), makes many significant changes to the U.S. federal income tax laws that will profoundly impact the taxation of individuals and corporations (including both regular C corporations and corporations that have elected to be taxed as REITs). Among the changes made by the Act are the following:

•
temporarily reducing individual U.S. federal income tax rates on ordinary income; the highest individual U.S. federal income tax rate has been reduced from 39.6% to 37% for taxable years beginning after December 31, 2017 and before January 1, 2026;

•	reducing the maximum corporate tax rate from 35% to 21%;

•
permitting a deduction for certain pass-through business income, including dividends received by our stockholders from us that are not designated by us as capital gain dividends or qualified dividend income, which will allow individuals, trusts, and estates to deduct up to 20% of such amounts for taxable years beginning after December 31, 2017 and before January 1, 2026;

•
reducing the highest rate of withholding with respect to our distributions to non-U.S. stockholders that are treated as attributable to gains from the sale or exchange of U.S. real property interests from 35% to 21%;

•	limiting our deduction for net operating losses arising in taxable years beginning after December 31, 2017 to 80% of REIT taxable income;

•
generally limiting the deduction for net business interest expense in excess of 30% of a business’ “adjusted taxable income,” except for taxpayers (including most equity REITs) that engage in certain real estate businesses and elect out of this rule (provided that such electing taxpayers must use an alternative depreciation system with longer depreciation periods); and

•	eliminating the corporate alternative minimum tax, for taxable years after December 31, 2017.

Many of these changes are effective immediately, without any transition periods or grandfathering for existing transactions. The legislation is unclear in many respects and could be subject to potential amendments and technical corrections, as well as interpretations and implementing regulations by the U.S. Treasury Department and IRS, any of which could lessen or increase the impact of the legislation. In addition, it is unclear how these U.S. federal income tax changes will affect state and local taxation, which often uses federal taxable income as a starting point for computing state and local tax liabilities. While some of the changes made by the tax legislation may adversely affect us in one or more reporting periods and prospectively, other changes may be beneficial on a going forward basis. We continue to work with our tax advisors and auditors to determine the full impact that the recent tax legislation as a whole will have on us.

ITEM 1B.  -  UNRESOLVED STAFF COMMENTS

None.

ITEM 2.  -  PROPERTIES

Our property portfolio is comprised primarily of institutional-quality office buildings located principally in selected long-term growth markets in Hawaii and Phoenix. Each property is owned either through entities wholly-owned by us or through joint ventures. One of our joint ventures owns a sports club associated with our City Square property in Phoenix, Arizona.

As of December 31, 2017, we owned four office properties, including the interests in our joint venture properties, comprising 1.9 million rentable square feet in six buildings. The following tables contain descriptive information about our properties as of December 31, 2017, excluding the City Square Sports Club.

Property	No. of Buildings	Year Built/ Renovated	Rentable Sq.Ft.	Annualized Rent(1)	Percentage Ownership	Interest
Wholly-Owned Properties
Waterfront Plaza	1	1988/2006	560,199	$19,024,155	100%	Leasehold
500 Ala Moana Boulevard
Honolulu, HI 96813

Davies Pacific Center	1	1972/2006	374,849	9,833,035	100%	Fee Simple
841 Bishop Street
Honolulu, HI 96813

Pan Am Building(2)	1	1969/2005	221,426	6,985,073	100%	Fee Simple
1600 Kapiolani Boulevard
Honolulu, HI 96814

Total Wholly-Owned Properties	3		1,156,474	$35,842,263

Joint Venture Properties
City Square	3		749,740	$7,924,497	5%	Fee Simple
3800 North Central Avenue		1961/1988
3838 North Central Avenue		1971/1994
4000 North Central Avenue		1965/2000
Phoenix, AZ 85012

Total Joint Venture Properties	3		749,740	$7,924,497

Total Properties	6		1,906,214	$43,766,760
____________________________

(1)
Annualized rent represents the monthly contractual rent under commenced leases as of December 31, 2017. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December 2017 actual expense reimbursement billings. Joint venture properties are reported with respect to each property in its entirety, rather than the portion of the property represented by our ownership interest. No portion of the joint venture properties’ annualized rent is consolidated in our consolidated financial statements because our interests in our joint venture properties are accounted for under the equity method of accounting.

(2)
As previously discussed, we have entered into a purchase and sale agreement with respect to the sale of the Pan Am Building property. The completion of the sale transaction is expected to occur no later than August 13, 2018.

Occupancy Rates and Annualized Rents

The following table sets forth the occupancy rate and average annualized rent per square foot for each of our wholly-owned properties at December 31 of each of the past five years.

	Percent Leased(1)					Annualized Rent Per Leased SF(2)
Property	2013	2014	2015	2016	2017	2013	2014	2015	2016	2017
Waterfront Plaza	88%	89%	92%	89%	88%	$37.90	$37.16	$38.30	$39.15	$39.45
Davies Pacific Center	84%	77%	80%	77%	78%	34.31	35.18	34.86	34.99	35.16
Pan Am Building	94%	94%	90%	89%	89%	36.67	35.59	35.82	36.59	37.24
Total Weighted Average					85%					$37.75
____________________________

(1)	Based on leases signed as of December 31 of each historical year and rentable square footage.

(2)
Annualized Rent represents the monthly contractual rent under commenced leases as of December 31 of each respective year. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December actual expense reimbursement billings. Annualized Rent per Leased Square Foot represents Annualized Rent divided by square feet of commenced leases as of December 31 of each respective year.

Tenant Diversification

The following table provides information on the ten largest tenants, by annualized rent, in our wholly-owned properties as of December 31, 2017. No single tenant accounts for 10% or more of our total consolidated revenues.

Tenant	Lease Expiration	Leased Square Feet	Annualized Rent(1)	% of Total Annualized Rent	Property	Industry
Oahu Publications Inc.	3/31/2023	47,548	$1,982,627	5.53%	Waterfront Plaza	Media & Journalism
Farmers Insurance Hawaii Inc.	12/31/2017(2)	53,594	1,856,819	5.18%	Waterfront Plaza	Insurance
General Services Administration	6/20/2025	39,662	1,785,507	4.98%	Waterfront Plaza	Government
AT&T Corp.	6/30/2020	26,160	1,141,208	3.18%	Waterfront Plaza	Communications
McCorriston Miller Mukai MacKinnon LLP	12/31/2021	29,231	953,056	2.66%	Waterfront Plaza	Legal Services
Hilton Grand Vacations Company LLC	3/31/2019	25,282	928,213	2.59%	Pan Am Building	Tourism and Hospitality
Honolulu Surgery Center L.P.	6/30/2025	17,026	867,381	2.42%	Waterfront Plaza	Medical
New York Life Insurance Company	8/10/2021	21,242	823,400	2.30%	Davies Pacific Center	Insurance
MDX Hawaii, Inc.	2/28/2022	21,736	783,565	2.19%	Waterfront Plaza	Health Care
DTRIC Management Company, Limited	12/31/2021	20,565	762,171	2.13%	Pan Am Building	Insurance
Total Annualized Rent for Top 10 Tenants			$11,883,947	33.16%

Total Annualized Rent			$35,842,263
____________________________

(1)
Annualized Rent represents the monthly contractual rent under commenced leases as of December 31, 2017. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December 2017 actual expense reimbursement billings.

(2)	Tenant entered into a new lease for 13,239 square feet expiring on December 31, 2024.

The following table contains information about tenants who occupy more than 10% of any of our wholly-owned properties as of December 31, 2017. Each of Waterfront Plaza and Davies Pacific Center has no tenant that occupies more than 10% of the rentable area of such property. No tenant occupies more than 10% of the aggregate rentable area of all of our properties combined.

Property/Tenant	Industry	Lease Expiration(1)	Renewal Option	Total Leased Square feet	% of Rentable Square Feet	Annualized Rent(2)	% of Annualized Rent
Pan Am Building
Hilton Grand Vacations Company LLC	Tourism & Hospitality	3/31/2019	Yes(3)	25,282	11.42%	$928,213	13.29%
____________________________

(1)	Expiration date assumes no exercise of renewal, extension or termination options.

(2)
Annualized rent represents the monthly contractual rent under commenced leases as of December 31, 2017. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December 2017 actual expense reimbursement billings.

(3)	Hilton Grand Vacations Company has an option to extend its term for an additional 5 years upon 180-days written notice at 90% of the fair market rent.

Lease Distribution by Square Footage

The following table summarizes the lease distributions by square footage for all our wholly-owned properties as of December 31, 2017.

Square Footage Under Lease	Number of Leases	Leases as a % of Total	Rentable Square Feet(1)	Square Feet as a % of Total	Annualized Rent(2)	Annualized Rent as a % of Total
2,500 or less	223	71.47%	204,119	17.65%	$7,565,608	21.11%
2,501 - 10,000	69	22.12%	321,305	27.78%	12,227,594	34.12%
10,001 - 20,000	11	3.53%	139,073	12.02%	5,032,495	14.04%
20,001 - 40,000	7	2.24%	183,878	15.90%	7,177,121	20.02%
40,001 - 100,000	2	0.64%	101,142	8.75%	3,839,445	10.71%
Subtotal	312	100.00%	949,517	82.10%	$35,842,263	100.00%
Signed Leases Not Commenced	—	—	3,254	0.28%
Available for Lease	—	—	167,539	14.49%	—	—
BOMA Adjustment(3)	—	—	36,164	3.13%	—	—
Total	312	100.00%	1,156,474	100.00%	$35,842,263	100.00%
___________________________

(1)	Based on BOMA 1996 re-measurement.

(2)
Annualized Rent represents the monthly contractual rent under commenced leases as of December 31, 2017. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December 2017 actual expense reimbursement billings.

(3)	Represents square footage adjustments for leases that do not reflect BOMA 1996 re-measurement.

Lease Expirations and Rate Comparisons

The following table summarizes the lease expirations for leases in place as of December 31, 2017 for our wholly-owned properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet(1)	Expiring Square Feet as a % of Total	Annualized Rent(2)	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent at Expiration	Annualized Rent Per Leased Square Foot at Expiration(4)
2018	122	212,990	18.42%	$7,594,833	21.19%	$35.66	$7,195,196	$33.78
2019	51	161,479	13.96%	6,023,828	16.81%	37.30	6,092,824	37.73
2020	46	120,658	10.43%	4,693,483	13.09%	38.90	4,849,185	40.19
2021	46	187,024	16.17%	6,938,253	19.36%	37.10	6,890,758	36.84
2022	28	70,463	6.09%	2,601,217	7.26%	36.92	2,778,729	39.44
2023	7	63,314	5.48%	2,562,906	7.15%	40.48	2,784,650	43.98
2024	2	10,081	0.87%	339,658	0.95%	33.69	307,483	30.50
2025	3	64,371	5.57%	3,003,225	8.38%	46.65	3,114,944	48.39
2026	3	14,889	1.29%	652,942	1.82%	43.85	744,042	49.97
2027	1	15,757	1.36%	550,234	1.53%	34.92	630,913	40.04
Thereafter	3	28,491	2.46%	881,684	2.46%	30.95	899,838	31.58
Subtotal/Weighted Average	312	949,517	82.10%	$35,842,263	100.00%	$37.75	$36,288,562	$38.22
Signed Leases Not Commenced	—	3,254	0.28%	—	—	—	—	—
Available for Lease	—	167,539	14.49%	—	—	—	—	—
BOMA Adjustment(5)	—	36,164	3.13%	—	—	—	—	—
Total/Weighted Average	312	1,156,474	100.00%	$35,842,263	100.00%	$30.99	$36,288,562	$31.38
 ____________________________

(1)	Based on BOMA 1996 re-measurement.

(2)
Annualized Rent represents the monthly contractual rent under commenced leases as of December 31, 2017. This amount reflects total rent before abatements and includes contractual expense reimbursements, which are estimated by annualizing December 2017 actual expense reimbursement billings.

(3)	Represents annualized rent divided by leased square feet.

(4)	Represents annualized rent at expiration divided by leased square feet.

(5)	Represents square footage adjustments for leases that do not reflect BOMA 1996 re-measurement.

The leases scheduled to expire in the next five years represent approximately 0.8 million rentable square feet or 65.1% of our total rentable square feet of our wholly-owned properties. During the year ended December 31, 2017, changes in average rental rates per square foot for new leases and lease renewals that commenced during the year ended December 31, 2017, as compared to prior average rental rates per square foot in effect for the same space were as follows:

	Leased Square Feet(1)	New Average Rental Rate per Square Foot(1)(2)	Old Average Rental Rate per Square Foot(1)(2)
New leases	19,016	$1.85	$2.06
Lease renewals	118,990	$1.47	$1.43
Total leasing activity	138,006	$1.52	$1.51
 ____________________________

(1)	Excludes leases for which the space was vacant longer than one year, month-to-month leases, leases with terms of less than 12 months, related party leases and right-to-use leases.

(2)	Average rental rate includes contractual base rents from our tenants pursuant to our lease agreements as adjusted for straight-line rate adjustments and rate abatements.

Variability in buildings, leased square feet and term of expiring leases makes predicting the changes in average rental rates in future periods difficult. More broadly, our rental rates and occupancy are impacted by general economic and market conditions, especially as they pertain to developments in the Honolulu business environment. Therefore, we cannot give any assurance that leases will be renewed or that available space will be re-leased at rental rates equal to or above the current market rates. Additionally, decreased demand and other negative trends or unforeseeable events that impair our ability to timely renew or re-lease space could have further negative effects on our future financial condition, results of operations and cash flows.

Ground Leased Properties

At December 31, 2017 we held a long-term ground leasehold interest in our Waterfront Plaza property.

The Waterfront Plaza ground lease expires December 31, 2060. The annual rental obligation has fixed increases at five year intervals until it resets on January 1, 2036, 2041, 2046, 2051 and 2056 to an amount equal to the greater of (i) 8.0% of the fair market value of the land, and (ii) the ground lease rent payable during the prior period.

See Note 10 of our consolidated financial statements included in this Annual Report on Form 10-K for additional information regarding our ground leased property.

Indebtedness

We maintain material borrowings related to our properties. For detailed information on our borrowings as of December 31, 2017, please refer to the Indebtedness section in Part II, Item 7 of this Annual Report on Form 10-K.

ITEM 3.  -  LEGAL PROCEEDINGS

We are not currently a party, as plaintiff or defendant, to any legal proceedings which, individually or in the aggregate, are expected by us to have a material effect on our business, financial condition or results of operation if determined adversely to us.

ITEM 4.  -  MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5.  -  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our Class A Common Stock is currently quoted in the OTCQB tier of the OTC Markets under the symbol “PCFO.” The trading of our Class A Common Stock has been and may continue to be limited and sporadic.
The table below sets forth the high and low sales prices for our Class A Common Stock as reported by the OTC Markets from January 1, 2016 through December 31, 2017. No dividends were declared on our Class A Common Stock for any of these periods.

	High	Low
2017
Fourth Quarter	$0.15	$0.10
Third Quarter	$0.17	$0.05
Second Quarter	$0.15	$0.11
First Quarter	$0.18	$0.05

2016
Fourth Quarter	$0.36	$0.10
Third Quarter	$0.51	$0.32
Second Quarter	$1.65	$0.05
First Quarter	$1.75	$0.55

As of March 5, 2018, our Class A Common Stock was held by 37 stockholders of record.  This figure does not reflect the beneficial ownership of shares held in nominee name.

Our Class B Common Stock has identical voting and dividend rights to our Class A Common Stock, but has no distribution rights upon liquidation. No established public trading market exists for our Class B Common Stock. As of March 5, 2018, our Class B Common Stock was held by one stockholder of record.

There currently is no established public trading market for our Senior Common Stock, and we do not expect to have our shares of Senior Common Stock listed on any securities exchange or quoted on an automated quotation system. As of March 5, 2018, our Senior Common Stock was held by 923 stockholders of record.

Dividends

Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. Subject to the preferential rights of any future series of preferred shares, holders of Senior Common Stock are entitled to receive, when and as authorized by our board of directors and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Our board of directors authorized daily dividends on the Senior Common Stock for the months of April 2010 through April 2013, in an amount equal to the stated annualized rate of 7.25% of the original issue price of $10.00 per share. Dividends declared for each month during such periods were paid on or about the 15th day of the following month. From May 2013 through November 2016, we paid dividends on our outstanding Senior Common Stock at half the stated annualized rate, and beginning December 2016, we ceased payment of dividends on the Senior Common Stock. The difference between the stated dividend and the paid dividend (which amounted to $5.0 million in aggregate as of December 31, 2017) will accrue until paid in full, although we do not currently expect to resume the payment of dividends in the foreseeable future.

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

We did not declare a dividend on our Class A Common Stock in 2017 or 2016, and do not currently expect to declare a dividend on our Class A Common Stock in 2018. Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units in 2017 or 2016, and does not expect to do so in 2018. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to pay dividends or other distributions on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units.

Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed.

We do not currently expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For more information regarding risk factors that could materially adversely affect our actual results of operations, see Part I, Item 1A – “Risk Factors” in this Annual Report on Form 10-K.

Unregistered Sales of Equity Securities

During the year ended December 31, 2017, we issued 51,000 shares of Class A Common Stock upon the conversion of 5,100 shares of Senior Common Stock. This issuance was made by us in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933.

ITEM 6.  -  SELECTED FINANCIAL DATA

Not applicable.

ITEM 7. - MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the other sections of this Annual Report on Form 10-K, including the consolidated financial statements and the related notes thereto that appear in Part II, Item 8 of this Annual Report on Form 10-K. Historical results set forth in the consolidated financial statements included in Part II, Item 8 and this Section should not be taken as indicative of our future operations.

Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers, acquisitions, recapitalizations or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “believe,” “assume,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “plan,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Certain matters discussed in this Annual Report on Form 10-K are forward-looking statements. The risks and uncertainties inherent in such statements may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” in Part I, Item 1A of this Annual Report on Form 10-K. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Overview

We are an externally advised REIT that owns and operates primarily institutional-quality office properties in Hawaii. As of December 31, 2017, we owned three office properties, comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%. As of December 31, 2017, our property portfolio included office buildings in Honolulu and Phoenix.

Our advisor is Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

We maintain a website at www.pacificofficeproperties.com. The information on or accessible through our website is not part of this Annual Report on Form 10-K. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to such reports are available without charge on our website or upon request to us. In addition, our Code of Business Conduct and Ethics is available without charge on our website or upon request to us. Amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to our executive officers will be posted to our website. We also post or otherwise make available on our website from time to time other information that may be of interest to our investors.

Critical Accounting Policies

This discussion and analysis of the historical financial condition and results of operations is based upon the accompanying consolidated financial statements which have been prepared in accordance with United States generally accepted accounting principles, or GAAP. The preparation of these consolidated financial statements in conformity with

GAAP requires management to make estimates and assumptions in certain circumstances that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses in the reporting period. Actual amounts may differ from these estimates and assumptions. Summarized below are those accounting policies that require material subjective or complex judgments and that have the most significant impact on financial conditions and results of operations. These estimates have been evaluated on an ongoing basis, based upon information currently available and on various assumptions that management believes are reasonable as of the date hereof. In addition, other companies in similar businesses may use different estimation policies and methodologies, which may impact the comparability of the results of operations and financial conditions to those of other companies.

Investments in Real Estate. We account for acquisitions of real estate utilizing the purchase method and, accordingly, the results of operations of acquired properties are included in our results of operations from the respective dates of acquisition.

Investments in real estate properties are stated at cost, less accumulated depreciation, amortization and impairment. Our wholly-owned properties, all of which were contributed to us at the time of our formation transactions in 2008, are stated at their historical net cost basis in an amount attributable to the ownership interests in such properties owned by Mr. Shidler prior to the formation transactions. Additions to land, buildings and improvements, furniture, fixtures and equipment and construction in progress are recorded at cost.

Transaction costs related to acquisitions are expensed. Costs associated with developing space for its intended use are capitalized and amortized over their estimated useful lives, commencing at the later of the improvement completion date or the lease commencement date.

Estimates of future cash flows and other valuation techniques are used to allocate the acquisition cost of acquired properties among land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place at-market leases, acquired below-market leases, and acquired above- and below-market ground leases.

The fair values of real estate assets acquired are determined on an “as-if-vacant” basis. The “as-if-vacant” fair value is allocated to land, and where applicable, buildings, tenant improvements and equipment based on comparable sales and other relevant information obtained in connection with the acquisition of the property.

Fair value is assigned to below-market leases based on the difference between (a) the contractual amounts to be paid by the tenant based on the existing lease and (b) management’s estimate of current market lease rates for the corresponding in-place leases, over the remaining terms of the in-place leases. Capitalized below-market lease amounts are reflected in “Acquired below-market leases, net,” in the accompanying consolidated balance sheets and are amortized as an increase in rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance, net of the security deposit, of the related intangible is written off.

Fair value is also assigned to tenant relationships.  Capitalized tenant relationship amounts are included in “Intangible assets, net” in the accompanying consolidated balance sheets and are amortized to “Depreciation and amortization” in the accompanying consolidated statements of operations.  Amounts are amortized over the remaining terms of the respective leases even if a tenant vacates prior to the contractual termination of the lease.  An adjustment to tenant relationship amounts occurs should the property experience an impairment loss.

The aggregate value of other acquired intangible assets consists of acquired in-place leases. The fair value allocated to acquired in-place leases consists of a variety of components including, but not necessarily limited to: (a) the value associated with avoiding the cost of originating the acquired in-place lease (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (b) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes, insurance and other operating expenses); (c) the value associated with lost rental revenue from existing leases during the assumed lease-up period; and (d) the value associated with any other inducements to secure a tenant lease. The value assigned to acquired in-place leases is amortized over the remaining lives of the related leases.

We record the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at a level of reporting referred to as a reporting unit on an annual basis, during the fourth quarter of each calendar year, or more frequently, if events or changes in circumstances indicate that the asset might be impaired. See “Goodwill” below. An impairment loss for an asset group is allocated to the long-lived assets of the group on a pro-rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset shall not reduce the carrying amount of that asset below its fair value. A description of our testing policy is set forth in “Impairment of Long-Lived Assets” below.

Impairment of Long-Lived Assets. In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, we assess the potential for impairment of our long-lived assets, including real estate properties, whenever events occur or a change in circumstances indicate that the recorded carrying value might not be fully recoverable. Indicators of potential impairment include significant decreases in occupancy levels and/or rental rates or a change in strategy that results in a decreased holding period. We determine whether impairment in value has occurred by comparing the estimated future cash flows, undiscounted and excluding interest, expected from the use and eventual disposition of the asset to its carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate or intangible carrying value is reduced to fair value and impairment loss is recognized. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. No impairment charges for our wholly-owned properties were recorded for each of the years ended December 31, 2017 and 2016.

Investments in Unconsolidated Joint Ventures. Our investments in joint ventures are accounted for under the equity method of accounting because we exercise significant influence over, but do not control, our joint ventures.  Our joint venture partners have substantive participating rights, including approval of and participation in setting operating budgets.  Accordingly, we have determined that the equity method of accounting is appropriate for our investments in joint ventures.

Investments in unconsolidated joint ventures are initially recorded at cost and are subsequently adjusted for our proportionate equity in the net income or net loss of the joint ventures, contributions made to, or distributions received from, the joint ventures and other adjustments.  We record distributions of operating profit from our investments in unconsolidated joint ventures as part of cash flows from operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statements of cash flows.

We evaluate all investments in accordance with the guidance of FASB Accounting Standards Update No. 2015-02, Consolidation (Topic 810), Amendments to the Consolidation Analysis, which we adopted on January 1, 2016 and which requires us to re-evaluate our joint venture investments to determine whether or not the joint ventures are variable interest entities (“VIEs”) and if they are VIEs, whether or not we are determined to be the primary beneficiary. We would consolidate a VIE if it is determined that we are the primary beneficiary. We use qualitative analyses to determine whether we are the primary beneficiary of a VIE. Consideration of various factors could include, but is not limited to, the purpose and design of the VIE, risks that the VIE was designed to create and pass through, the form of our ownership interest, our representation of the entity’s governing body, the size and seniority of our investment, our ability to participate in policy making decisions, and the rights of the other investors to participate in the decision making process and to replace the manager and/or liquidate the venture, if applicable. Under the amended standards, our joint ventures were determined to be VIEs based on our inability to control the joint ventures due to our lack of substantive kick-out and participating rights over our joint venture partners; however, we are not the primary beneficiaries of these VIEs because we lack the power to direct the activities of the joint ventures and do not have rights to significant financial benefits from each of our joint ventures. As of December 31, 2017, our maximum exposure to loss with respect to this arrangement is limited to the $0.3 million carrying value of our investments in the unconsolidated joint ventures.

Impairment of Investments in Unconsolidated Joint Ventures. Our investment in unconsolidated joint ventures is subject to a periodic impairment review and is considered to be impaired when a decline in fair value is judged to be other-than-temporary. An investment in an unconsolidated joint venture that we identify as having an indicator of impairment is subject to further analysis to determine if the investment is other than temporarily impaired, in which case we write down the investment to its estimated fair value. No impairment charges were recorded in our investments in unconsolidated joint ventures for each of the years ended December 31, 2017 and 2016.

Discontinued Operations. The revenue, expenses, impairment and/or gain or loss on sale of operating properties that meet the applicable criteria of FASB Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity are reported as discontinued operations in the consolidated statement of operations. A gain on sale, if any, is recognized in the period the property is disposed of.

In determining whether to report the results of operations, impairment and/or gain or loss on sale of operating properties as discontinued operations, we evaluate whether the property that has been disposed of by sale, disposed of other than by sale or is classified as held for sale represents a strategic shift that has or will have a major effect on our operations and financial results. A strategic shift could include the disposal of a major geographical area, a major line of business, a major equity method investment or other major parts of an entity.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB ASC 360, Property, Plant and Equipment, are met, including when we receive cash deposits towards the purchase of our properties. At that time, we present the non-cash assets and liabilities of the property held for sale separately in our consolidated balance sheet. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. In the event that a property classified as held for sale no longer meets the criteria for held for sale classification, the property is reclassified as held for use at the lower of the fair value or the depreciated basis as if the property had continued to be used.

In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is expected to occur no later than August 13, 2018. Because the sale of the Pan Am Building will not be completed until after the expiration of the sale restriction under the tax protection arrangements, the property does not meet the held for sale criteria of FASB ASC 360 and as a result, is classified as held for use in the accompanying consolidated balance sheets as of December 31, 2017. We will continue to own and operate the property until the completion of the sale. See Note 10 for more discussion on the tax protection arrangements.

Goodwill. We record the excess cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment on an annual basis during the fourth quarter of each calendar year, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The reporting unit’s fair value is calculated as the discounted future cash flows based on management’s best estimate of the applicable capitalization and discount rates. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. An impairment charge is recognized as a charge against income equal to the excess of the carrying value of goodwill over its implied value on the date of the impairment.  Factors that may cause goodwill to be impaired include, but may not be limited to, a sustained decline in our stock price and the occurrence, or sustained existence, of adverse economic conditions or decreased cash flow from our properties.

We consider our wholly-owned properties one reporting unit due to similar geographic and economic characteristics. As of December 31, 2017 and 2016, goodwill of our wholly-owned properties amounted to $37.7 million.

Revenue Recognition. The following four criteria must be met before we recognize revenue and gains:

•	persuasive evidence of an arrangement exists;

•	the delivery has occurred or services rendered;

•	the fee is fixed and determinable; and

•	collectability is reasonably assured.

All of our tenant leases are classified as operating leases. For all leases with scheduled rent increases or other adjustments, minimum rental income is recognized on a straight-line basis over the terms of the related leases. Straight-line rent receivable represents rental revenue recognized on a straight-line basis in excess of billed rents and this amount is included in “Deferred rents” on the accompanying consolidated balance sheets. The straight line rent adjustment included in “Rental revenues” in the accompanying consolidated statements of operations was $0.62 million and $0.26 million for the years ended December 31, 2017 and 2016, respectively. Reimbursements from tenants for real estate taxes, excise taxes and other recoverable operating expenses are recognized as revenues in the period the applicable costs are incurred.

Capitalized below-market lease amounts are amortized as an increase to rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options.

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in “Rental revenues” in the accompanying consolidated statements of operations.

Rental revenue from parking operations and month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease termination fees, which are included in “Other” revenue of the accompanying consolidated statements of operations, are recognized when the related leases are canceled and we have no continuing obligation to provide services to such former tenants.

“Other” revenue on the accompanying consolidated statements of operations generally includes income incidental to our operations and is recognized when earned.

Tenant Receivables. Tenant receivables are recorded and carried at the amount billable per the applicable lease agreement, less any allowance for doubtful accounts. An allowance for doubtful accounts is made when collection of the full amounts is no longer considered probable. Tenant receivables are included in “Rents and other receivables, net,” in the accompanying consolidated balance sheets. If a tenant fails to make contractual payments beyond any allowance, we may recognize bad debt expense in future periods equal to the amount of unpaid rent. We take into consideration factors including historical termination, default activity and current economic conditions to evaluate the level of reserve necessary. We had an allowance for doubtful accounts of $0.5 million and $0.2 million, as of December 31, 2017 and 2016, respectively.

We had a total of $1.9 million and $1.8 million of lease security available in security deposits, as of December 31, 2017 and 2016, respectively.

Income Taxes. We have elected to be taxed as a REIT under the Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we currently distribute at least 90% of our REIT taxable income to our stockholders. Also, at least 95% of gross income in any year must be derived from qualifying sources. We intend to adhere to these requirements and maintain our REIT status. As a REIT, we generally will not be subject to corporate level federal income tax on taxable income that we distribute currently to our stockholders. However, we may be subject to certain state and local taxes on our income and property, and to federal income and excise taxes on our undistributed taxable income, if any. Because we did not have any taxable income to distribute for the years ended December 31, 2017 and 2016, we have not recognized any provision for income taxes.

The Company is subject to the provisions of FASB ASC 740, Income Taxes which prescribes a more-likely-than-not threshold for the financial statement recognition of uncertain tax positions. ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. On a quarterly basis, the Company evaluates the need for income tax accruals in accordance with ASC 740.

Non-Controlling Interests. We account for non-controlling interests in accordance with FASB ASC 810, Consolidation. In accordance with FASB ASC 810, we report non-controlling interests in subsidiaries within equity in the consolidated financial statements, but separate from the parent stockholders’ equity. Net income attributable to non-controlling interests is presented as a reduction from net income in calculating net income available to common stockholders on the statement of operations. Acquisitions or dispositions of non-controlling interests that do not result in a change of control are accounted for as equity transactions. In addition, FASB ASC 810 requires that a parent company recognize a gain or loss in net income when a subsidiary is deconsolidated upon a change in control. In accordance with FASB ASC 480-10, Distinguishing Liabilities from Equity, non-controlling interests that are determined to be redeemable are carried at their redemption value as of the balance sheet date and reported as temporary equity. We periodically evaluate individual non-controlling interests for the ability to continue to recognize the non-controlling interest as permanent equity in the consolidated balance sheets. Any non-controlling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made, the resulting adjustment is recorded in the consolidated statement of operations. See Note 11 for a more detailed discussion.

Results of Operations

Our results of operations for the years ended December 31, 2017 and 2016 include the results of our wholly-owned properties (Waterfront Plaza, Davies Pacific Center and Pan Am Building) and our equity in the net earnings (loss) of our unconsolidated joint ventures.

Overview

As of December 31, 2017, our wholly-owned properties were 85.1% leased, with 167,539 square feet available, under a total of 312 leases. As of that date, 18.4% of our leased square footage was scheduled to expire during 2018 and another 14.0% of our leased square footage was scheduled to expire during 2019.

As of December 31, 2016, our wholly-owned properties were 85.2% leased, with 166,222 square feet available, under a total of 324 leases. As of that date, 16.9% of our leased square footage was scheduled to expire during 2017 and another 11.1% of our leased square footage was scheduled to expire during 2018.

The changes in vacant space for our wholly-owned properties for the period from December 31, 2016 to December 31, 2017 are shown below:

Rentable Square Feet
Vacant space available at December 31, 2016	166,222
Expired or terminated during the period(1)	176,640
Square footage adjustments and exclusions(2)	(1,870)
Total space available for lease	340,992
New leases	29,757
Renewed leases	143,696
Total space leased during the period	173,453
Vacant space available at December 31, 2017	167,539
___________________________

(1)	Includes leases that expired on the last day of the prior period.

(2)	Includes adjustments for remeasured square footage, right-to-use leases and month-to-month storage leases.

We receive income primarily from rental revenue (including tenant reimbursements) from our office properties and, to a lesser extent, from our parking revenues. Our office properties are typically leased to tenants with good credit for terms ranging from two to 20 years. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Comparison of the year ended December 31, 2017 to
the year ended December 31, 2016 (in thousands)

	2017	2016	$ Change	% Change
Revenue:
Rental	$21,221	$21,206	$15	0.1%
Tenant reimbursements	17,406	16,851	555	3.3%
Parking	6,448	6,390	58	0.9%
Other	419	330	89	27.0%
Total revenue	45,494	44,777	717	1.6%
Expenses:
Rental property operating	25,951	25,384	567	2.2%
General and administrative	1,964	1,744	220	12.6%
Depreciation and amortization	10,361	10,477	(116)	(1.1)%
Interest	22,368	20,917	1,451	6.9%
Total expenses	60,644	58,522	2,122	3.6%
Loss before equity in net income (loss) of unconsolidated joint ventures	(15,150)	(13,745)	(1,405)	10.2%
Equity in net income (loss) of unconsolidated joint ventures	1,349	(219)	1,568	NM

Net loss	$(13,801)	$(13,964)	$163	(1.2)%
___________________________

NM	Not meaningful.

Revenues

Rental revenue. Total rental revenue increased by an insignificant amount compared to the prior year.

Tenant reimbursements. Total tenant reimbursements increased by $0.6 million, or 3.3%, primarily due to increases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.3 million) and Pan Am Building ($0.1 million) and electricity expense reimbursements at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.1 million) compared to the prior year period.

Parking revenue. Total parking revenue increased by $0.1 million, or 0.9%, primarily due to increased parking revenues at Waterfront Plaza compared to the prior year period.

Other revenue. Total other revenue increased by $0.1 million, or 27.0%, primarily due to a termination fee that arose from a significant Waterfront Plaza tenant who vacated its leased premises in the current year period.

Expenses

Rental property operating expenses. Total rental property operating expenses increased by $0.6 million, or 2.2%, primarily due to increases in electricity usage at Davies Pacific Center ($0.2 million) and at Waterfront Plaza ($0.2 million), increases in real property taxes at Pan Am Building ($0.1 million) and Waterfront Plaza ($0.1 million) and an increase in bad debt expense at Waterfront Plaza ($0.4 million), partially offset by reimbursements received for janitorial maintenance expenses at Davies Pacific Center ($0.3 million) and a decrease in general excise taxes due to a refund at Waterfront Plaza ($0.1 million) in the current year period.

General and administrative expense. Total general and administrative expense increased by $0.2 million, or 12.6%, primarily due to an increase in professional services fees compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expense decreased by $0.1 million, or 1.1%, primarily due to a decrease in depreciation and amortization expenses at Davies Pacific Center ($0.3 million) as a result of assets being fully depreciated, partially offset by an increase in depreciation expenses at Waterfront Plaza ($0.2 million) primarily due to write-offs in the current year period of tenant improvements related to tenants at Waterfront Plaza that vacated their leased premises early.

Interest expense. Total interest expense increased by $1.5 million, or 6.9%, primarily due to increases in loan amortization fees related to the new loan attributable to Davies Pacific Center ($0.3 million), Pan Am Building ($0.5 million) and Waterfront Plaza ($0.4 million) and an increase in accrued interest on the unsecured notes payable to current and former related parties ($0.3 million) as compared to the prior year period.

Equity in net income (loss) of unconsolidated joint ventures

Equity in net income (loss) of unconsolidated joint ventures increased by $1.6 million for the year ended December 31, 2017 compared to the year ended December 31, 2016. The increase is primarily attributable to the gain on sale of the Pacific Business News Building property in March 2017.

Cash Flows

Net cash provided by operating activities was $4.0 million for the year ended December 31, 2017 compared to net cash used in operating activities of $0.6 million for the year ended December 31, 2016. The increase was primarily the result of a decrease in funds deposited to our restricted cash reserve accounts for operating activities, as compared to the prior year, pursuant to certain provisions of our mortgage loan agreement entered into in August 2016 ($2.2 million), decreases in interest payments ($0.3 million) and prepayments ($1.0 million) as compared to the prior year period, deferring payment of the Company’s quarterly advisory fees in order to preserve cash in the current year period ($0.7 million) and insurance reimbursements related to janitorial maintenance expenses received in the current year period ($0.3 million).

Net cash used in investing activities was $3.1 million for the year ended December 31, 2017 compared to $11.7 million for the year ended December 31, 2016. The decrease was primarily the result of a decrease in funds deposited to our restricted cash reserve accounts used for capital expenditures ($9.0 million), as compared to the prior year period, pursuant to certain provisions of our mortgage loan agreement entered into in August 2016 and a distribution from one of our joint ventures which sold the Pacific Business News Building property in March 2017 ($1.9 million), partially offset by an increase in capital expenditures ($2.2 million) as compared to the prior year period.

Net cash used in financing activities was $0.8 million for the year ended December 31, 2017 compared to net cash provided by financing activities of $9.9 million for the year ended December 31, 2016. The decrease was primarily due to proceeds from our mortgage loan ($280.5 million) and borrowings from a related party ($3.0 million) in the prior year period, partially offset by a decrease in repayment of mortgage loans ($265.8 million) compared to the prior year period and refinancing costs of our mortgage loans ($6.1 million) and Senior Common Stock dividends ($0.9 million) paid in the prior year period.

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs. In order to qualify as a REIT, we must distribute to our stockholders, each calendar year, at least 90% of our REIT taxable income. As discussed further below, however, we did not declare dividends on our Class A Common Stock during fiscal 2017 and 2016, and we do not currently expect to declare dividends on our Senior Common Stock or our Class A Common Stock during fiscal 2018.

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

We expect that our funds from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs through the first quarter of 2019. Accordingly, we expect that we may need to contribute existing properties to joint ventures with third parties or raise additional capital, either from debt or equity. We also intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis. We may also consider strategic alternatives, including a sale, merger, other business combination or recapitalization, of the Company.

In August 2016, we entered into (1) a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature on various dates in 2016 and (2) a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is expected to occur no later than August 13, 2018. See Note 8 for more discussion on the new loan agreement and Note 12 for more discussion on the contemplated sale of our Pan Am Building.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler Equities, L.P. (“Shidler LP”), a Hawaii limited partnership controlled by Mr. Shidler, in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 9 for more discussion on this promissory note.

In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. See Note 12 for more discussion on the sale of our Pacific Business News Building joint venture property.

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Actual and Potential Sources of Liquidity

Listed below are our actual and potential sources of liquidity in the near term:

•	Unrestricted and restricted cash on hand;

•	Net cash flow generated from operations;

•	Distributions from joint ventures; and/or

•	Asset dispositions.

These sources are essential to our short-term liquidity and financial position, and we cannot assure you that we will be able to successfully access them. If we are unable to generate adequate cash from these sources, we will have liquidity-related problems and may be exposed to significant risks. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors.”

Unrestricted and restricted cash on hand

As of December 31, 2017, we had $1.6 million in unrestricted cash and cash equivalents. In addition, we had restricted cash balances of $12.4 million. A summary of our restricted cash reserves is as follows (in thousands):

December 31, 2017
Leasing and capital expenditure reserves	$6,681
Ground lease reserves	—
Tax, insurance and other working capital reserves	2,095
Collateral accounts	1,747
Tenant security deposits	1,895
Total restricted cash	$12,418

The leasing and capital expenditure, ground lease, tax, insurance and other working capital reserves and collateral accounts are held in restricted accounts by our lenders in accordance with the terms of our mortgage loan. These restricted cash accounts are expected to fund (1) anticipated leasing expenditures (primarily commissions and tenant improvement costs) for existing and prospective tenants, (2) non-recurring discretionary capital expenditures, (3) payments for properties subject to ground leases, (4) property taxes and insurance and (5) other obligations. We maintain our tenant security deposits in a separate account at our financial institution.

Net cash flow generated from operations

Our cash flows from operations depend significantly on market rents and the ability of our tenants to make rental payments. While we believe the diversity and high credit quality of our tenants help mitigate the risk of a significant interruption of our cash flows from operations, the challenging Honolulu office market conditions that we are continuing to experience, increases in interest rates, or the possibility of a downturn or return to recessionary conditions could adversely impact our operating cash flows. Competition to attract and retain high credit-quality tenants remains intense. At the same time, a significant number of our leases at our properties are scheduled to expire over the next several years, and the capital requirements necessary to maintain our current occupancy levels, including payment of leasing commissions, tenant concessions, and anticipated leasing expenditures, could increase. As such, we will continue to closely monitor our tenant renewals, rental rates, competitive market conditions and our cash flows.

Distributions from joint ventures

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the final distributed net proceeds amounted to $2.0 million.

Following the sale of the Pacific Business News Building property, we are currently partners with third parties in two joint ventures, holding one office property and a sports club associated with that property in Phoenix, Arizona. Distributions from our joint ventures depend significantly on our joint ventures’ ability to generate positive cash flow from their rental operations or the sale of properties held by them. Our joint ventures’ ability to successfully manage their operations or identify, negotiate and close sale transactions on acceptable terms or at all is uncertain.

Asset dispositions

In the near term or longer term, we may seek to raise additional capital by selling some or all of our existing wholly-owned assets, but we have a limited number of assets that could be sold to generate net cash proceeds and our ability to do so on acceptable terms or at all is highly uncertain.

As a result of the sale of our First Insurance Center property in June 2012, certain contract parties holding ownership interests in the contributor of First Insurance claimed they were entitled to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued subordinated promissory notes in the aggregate amount of $8.3 million in settlement of the majority of such claims, and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable. See “Indebtedness - Subordinated Promissory Notes” below for additional information regarding the terms of these promissory notes.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. As a result of the sale, certain contract parties may claim they are entitled to a make-whole cash payment under tax protection agreements relating to the property. We believe that liability under these tax protection agreements is not reasonably estimable since such estimates are contingent upon actual tax losses incurred by the contract parties which is not yet available at this time and accordingly, have not accrued any amounts for any such liability.

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to a third party buyer for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. See Note 8 for more discussion on the new loan agreement and Note 12 for the contemplated sale of our Pan Am Building.

Actual and Potential Uses of Liquidity

The following are the actual and potential uses of our cash in the near term. There may be other uses of our cash that are unexpected (and that are not identified below):

•	Property operating and corporate expenses;

•	Capital expenditures (including building and tenant improvements and leasing commissions); and/or

•	Debt service and financing costs.

Property operating and corporate expenses

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our current and prospective business.

Capital expenditures (including building and tenant improvements and leasing commissions)

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts. As of December 31, 2017, we had cash reserves of $6.7 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $6.0 million and other projected obligations of $2.0 million through 2018.

The following table summarizes tenant improvement and leasing commission costs related to new and renewed leases of our wholly-owned properties:

	For the year ended December 31, 2017
	New Leases	Renewed Leases	Total Leases
Square feet	29,757	143,696	173,453
Tenant improvement costs per square foot(1)	$8.03	$11.03	$10.52
Leasing commission costs per square foot	6.73	3.38	3.95
Total tenant improvement and leasing commission costs	$14.76	$14.41	$14.47
___________________________

(1)	Based on the negotiated tenant improvement cost budget at the time of lease execution, which may be incurred in a subsequent year and different than actual costs incurred.

Debt service and financing costs

As of December 31, 2017, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $301.2 million and our unsecured promissory notes with a carrying value of $32.4 million) was $333.6 million, with a weighted average interest rate of 5.61% and a weighted average remaining term of 1.68 years. See “Indebtedness” below for additional information with respect to our consolidated debt.

In August 2016, we entered into a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature on various dates in 2016. See Note 8 for more discussion on the new loan agreement.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 9 for more discussion on the new promissory note.

Dividends or Other Distributions

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

We did not declare a dividend on our Class A Common Stock during 2017, and do not currently expect to declare a dividend on our Class A Common Stock in 2018. Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units during 2017, and does not expect to do so for 2018. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to pay dividends or other distributions on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units.

For the year ended December 31, 2016 , we paid an aggregate of $0.9 million in cash dividends to holders of our Senior Common Stock, representing an amount equal to half the dividends accruing for such period at the stated annualized rate of 7.25% of the original issue price of $10.00 per share. Dividends declared for each month during such period were paid on or about the 15th day of the following month. Beginning December 2016, we ceased payment of dividends on the Senior Common Stock and accordingly did not pay any dividends on the Senior Common Stock for the year ended December 31, 2017. The difference between the stated dividend and the paid dividend on our outstanding shares of Senior Common Stock (which amounted to $5.0 million in aggregate as of December 31, 2017) will accrue until paid in full, although we do not currently expect to resume the payment of dividends in the foreseeable future.

At December 31, 2017, the cumulative unpaid distributions attributable to Preferred Units were $15.9 million, which we do not anticipate to pay in 2018.

We do not currently expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors.”

Indebtedness

Mortgage and Other Loans

The following table sets forth information relating to our borrowings with respect to our consolidated property loan and our revolving line of credit as of December 31, 2017:

	Amount	Maturity Date
Consolidated property loan(1)	$279,051	8/11/2019
Revolving line of credit(2)	25,000	12/31/2019
Outstanding principal balance	304,051
Less: unamortized deferred loan fees, net	(2,870)
Mortgage and other loans, net	$301,181
 ___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the new loan agreement. The loan may be prepaid in whole prior to its maturity date, subject to a spread maintenance prepayment premium and by providing a 30-day prepayment notice and complying with certain prepayment conditions. As of December 31, 2017, the applicable One-Month LIBOR Rate was 1.432%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of December 31, 2017, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

In August 2016, our wholly-owned subsidiaries entered into a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature at various dates commencing August 11, 2016 through November 11, 2016 and to fund leasing and capital expenditure reserves. The new loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the new loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

In connection with the new loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the new loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. See Note 10 for more discussion on the tax protection arrangements. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the new loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the new loan agreement would be reduced by $78.5 million.

Revolving Line of Credit

We are party to a Credit Agreement (the “FHB Credit Facility”) with First Hawaiian Bank (the “Lender”) which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the Lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of December 31, 2017 and 2016, we had outstanding borrowings of $25.0 million under the FHB Credit Facility.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.0% of the entire $25.0 million principal amount of the certificate of deposit.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

Subordinated Promissory Notes

At December 31, 2017 and 2016, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by POP Venture, LLC, a Delaware limited liability company controlled by Mr. Shidler, which we refer to as Venture, and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 10 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through December 31, 2017, interest payments on these unsecured notes payable have been deferred with the exception of $0.3 million which was related to the notes exchanged for shares of common stock in 2009. At December 31, 2017 and 2016, $23.0 million and $19.1 million, respectively, of accrued interest primarily attributable to these promissory notes is included in the accompanying consolidated balance sheets.

Off-Balance Sheet Arrangements

The mortgage debt outstanding under our new loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

Inflation

We are exposed to inflation risk, as income from long-term leases is the primary source of our cash flows from operations. Because the majority of our leases require tenants to pay most operating expenses, including real estate taxes, utilities, insurance, and increases in common area maintenance expenses, we do not believe our exposure to increases in costs and operating expenses resulting from inflation is material. Furthermore, the majority of our existing leases contain contractual annual rental rate increases, which will at least partially offset the effect of inflation on our operating results.

ITEM 7A.  -  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

ITEM 8.  -  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Our consolidated financial statements and supplementary data are included as a separate section of this Annual Report on Form 10-K beginning on page F-1 and are incorporated herein by reference.

ITEM 9.  -  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A.  -  CONTROLS AND PROCEDURES

Evaluation of disclosure controls and procedures

As required by Rule 13a-15(b) of the Exchange Act, in connection with the filing of this Annual Report on Form 10-K, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of the end of the period covered by this Annual Report on Form 10-K. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of December 31, 2017, the end of the period covered by this report.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2017. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (“COSO”) in Internal Controls - Integrated Framework. Our management has concluded that, as of December 31, 2017, our internal control over financial reporting was effective based on these criteria.

Changes in Internal Control Over Financial Reporting

There have been no changes that occurred during the fourth quarter of the fiscal year covered by this report in our internal control over financial reporting identified in connection with the evaluation referenced above that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.  -  OTHER INFORMATION

None.

PART III

ITEM 10.  -  DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information Regarding Directors and Executive Officers

The following biographical descriptions set forth certain information with respect to our directors and our executive officers (neither of whom are directors), based on information furnished to us by each director and executive officer as of February 2018. Each executive officer holds office until the regular meeting of the board of directors following the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier resignation or removal.

Directors

Jay H. Shidler, 71, has been Chairman of our board of directors since March 2008. Mr. Shidler is the founder and Managing Partner of The Shidler Group, a national real estate investment firm. Since forming The Shidler Group in 1972, Mr. Shidler and his affiliates have acquired and managed over 2,000 properties in 40 states and Canada. Mr. Shidler has founded and has been the initial investor in numerous public and private companies. In addition to the Company, these include three other public REITs - TriNet Corporate Realty Trust, Inc. (formerly NYSE: TRI), now part of iStar Financial; First Industrial Realty Trust, Inc. (NYSE: FR), and Corporate Office Properties Trust (NYSE: OFC). Mr. Shidler served as Chairman of the board of trustees of Corporate Office Properties Trust from October 1997 through May 2013 and as a trustee until May 2014. Mr. Shidler also served as Chairman of the board of directors of First Industrial Realty Trust, Inc. from 1993 through January 2009, and as a director until May 2010. Mr. Shidler is an active supporter of a number of educational, cultural and charitable organizations. He received a bachelor’s degree in business administration from the University of Hawaii. In honor of Mr. Shidler, in 2006, the University of Hawaii renamed its business school the Shidler College of Business.

We believe that Mr. Shidler’s demonstrated board leadership, significant expertise in the field of real estate investment and finance and his experience with public REITs is invaluable to us, and highly qualifies him as a member of our board of directors.

Michael W. Brennan, 61, has been a member of our board of directors since March 2008. Since January 2010, Mr. Brennan has served as Chairman of Brennan Investment Group, LLC, a group specializing in industrial properties. From 1999 to 2008, Mr. Brennan served as President, Chief Executive Officer and a member of the board of directors of First Industrial Realty Trust, Inc. (NYSE: FR) and from 1994, the year he co-founded First Industrial, to 1999, he served as its Chief Operating Officer and Chief Acquisitions Officer. Mr. Brennan joined The Shidler Group as its principal acquisitions executive in 1986 and was named partner of its Mid-West region in 1988. He began his career as an investment specialist with CB Commercial (now CB Richard Ellis Group, Inc.), a commercial real estate brokerage firm. Mr. Brennan has orchestrated more than $12 billion in industrial real estate transactions in the course of his 30-year career and is considered an industry expert, having appeared on CNBC, CNNfn and Bloomberg Television. In May 2009, Mr. Brennan was appointed Executive Director of the James A. Graaskamp School of Real Estate at the University of Wisconsin. From 2005 to 2009, Mr. Brennan served as a director of Strategic Hotels & Resorts, Inc. (NYSE: BEE). He holds a bachelor’s degree in finance from the University of Notre Dame.

We believe that Mr. Brennan’s experience in acquiring and operating commercial real estate, and experience with a public REIT, including as Chief Executive Officer and a director of First Industrial Realty Trust, Inc., adds valuable insight to our board and highly qualifies him as a member of our board of directors.

Executive Officers

Lawrence J. Taff, 60, has served as our President, Chief Executive Officer, Chief Financial Officer and Treasurer, and as President of our Advisor, since March 2012. Prior to that, Mr. Taff served as our Executive Vice President since January 2009. Mr. Taff has been a partner of The Shidler Group since 1995, responsible for overseeing financial management and property operations in Hawaii. Mr. Taff began his career with Arthur Andersen LLP in 1980. Rising to the position of Tax

Partner in 1993, he was responsible for real estate consulting as well as tax compliance and consulting. Mr. Taff received a bachelor’s degree in accounting from California Polytechnic University, Pomona and is a certified public accountant.

Kimberly F. Aquino, 53, has served as our Vice President and Corporate Secretary, and as Vice President and Corporate Secretary of our Advisor, since March 2012. Prior to that, Ms. Aquino served as our Corporate Secretary since February 2011. She also served in that capacity from March 2008 to May 2009. Ms. Aquino has been a managing partner of The Shidler Group since 2013 and a partner since 2009 and has served in various capacities in The Shidler Group since 1991, including as Senior Vice President from 2004 to 2009 and Assistant Vice President and Vice President from 1995 to 2004. Prior to joining The Shidler Group, Ms. Aquino managed the national and international referral network at a large real estate brokerage firm.

Corporate Governance - Board of Directors

We are externally advised by Shidler Pacific Advisors, LLC, referred to as Shidler Pacific Advisors or our Advisor, an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Our day-to-day operations are managed by Shidler Pacific Advisors under the ultimate oversight and direction of our board of directors. The board reviews management’s strategy, approves and implements governance policies, monitors its own performance and the performance of top management, and provides oversight of financial reporting and legal compliance.

Our board of directors is currently comprised of two directors. In light of its small size, our board has determined that it is appropriate for the board of directors as a whole to fulfill the functions typically delegated to committees. As such, we do not have an audit committee (or an audit committee financial expert serving on such committee), a compensation committee or a nominating committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

To the best of the Company’s knowledge and based solely on written representations that no reports were required, no officers, directors or greater than 10% beneficial owners failed to file, on a timely basis, any Forms 3, 4 or 5 during the year ended December 31, 2017.

Code of Business Conduct and Ethics

Our directors, officers and employees (if any) are governed by the Company’s code of business conduct and ethics, which is available on our website at http://www.pacificofficeproperties.com and in print free of charge to any stockholder that requests it. Amendments to, or waivers from, a provision of the code of business conduct and ethics will be posted to the Company’s website promptly following the date of the amendment or waiver.

ITEM 11.  -  EXECUTIVE COMPENSATION

2017 Director Compensation

In 2017, our directors were entitled to an annual fee of $45,000. Mr. Shidler waived his annual fee. We do not pay meeting fees to our directors, although our directors are entitled to reimbursement for reasonable out-of-pocket costs incurred in connection with their services as directors. Neither of the directors named in the table below held any outstanding equity awards as of December 31, 2017.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jay H. Shidler	—	—	—	—	—	—	—
Michael W. Brennan	$45,000	—	—	—	—	—	$45,000

Executive Officer Compensation

We are externally advised by Shidler Pacific Advisors and have no employees of our own. We do not, and did not at any time during the years ended December 31, 2017 or 2016, compensate our executive officers for their service in such capacity, and we do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers.

In accordance with our Advisory Agreement with Shidler Pacific Advisors, Shidler Pacific Advisors manages, operates and administers our day-to-day operations, business and affairs, for which it receives a management fee and is entitled to certain other fees. Our executive officers are officers of Shidler Pacific Advisors and are compensated by Shidler Pacific Advisors. See “Certain Relationships and Related Transactions” in Part III, Item 13 below for a discussion of fees and expenses paid to Shidler Pacific Advisors.

Outstanding Equity Awards at Fiscal Year-End 2017

Neither of our executive officers held any outstanding equity awards at December 31, 2017. We do not currently, and did not as of December 31, 2017, have an equity compensation plan for the benefit of our directors, our executive officers or employees of Shidler Pacific Advisors.

Indemnification of Directors and Officers

Our charter and the partnership agreement of our Operating Partnership provide for indemnification of our directors and officers against liabilities to the fullest extent permitted by applicable law. If a director or officer is a party, or is threatened to be made a party, to any proceeding by reason of such director’s or officer’s status as a director or officer, we must indemnify such director or officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or officer received an improper personal benefit in money, property or services; or

•	in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful.

In the event of any amendment to the Maryland General Corporation Law, or MGCL, permitting us to provide broader indemnification rights than are currently set forth in our charter, such rights would be provided to the fullest extent required or permitted by the MGCL as so amended. Any amendment of the partnership agreement of our Operating Partnership related to the indemnification of our directors and officers will be prospective only and will not affect our existing indemnification obligations to our directors or officers.

ITEM 12.  -  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership and voting power of all of our Class A Common Stock as of March 8, 2018, by: (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each person who we know to own beneficially more than 5% of our Class A Common Stock. As of March 8, 2018, none of our directors or executive officers owns any shares of Senior Common Stock or Class B Common Stock. To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

	Shares Beneficially Owned(3)				Number of Limited Partnership Units Representing Economic Interests(5)
Name and Address(2)	Number of Shares of Class A Common Stock		Percent of Class	Percent of Total Voting Power(4)
Jay H. Shidler	46,921,043	(6)	18.7%	89.3%	18,657,829
Michael W. Brennan	26,109		(1)	(1)	133,514
Lawrence J. Taff	188,247		4.7%	(1)	4,477,052
Kimberly F. Aquino	—		—	—	330,989
All directors and executive officers as a group (four persons)(7)	47,135,399		24.1%	89.7%	23,599,384
James C. Reynolds	477,004	(8)	11.9%	(1)	10,827,368
Matthew J. Root	198,247	(9)	5.0%	(1)	4,502,589
___________________________

(1)	Less than 1%.

(2)	Unless otherwise indicated, the address for each listed person is c/o Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813.

(3)
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 and generally includes securities that a person has the right to acquire within 60 days.

(4)
Based on a total of 3,992,142 shares of Class A Common Stock, 100 shares of Class B Common Stock, 2,405,739 shares of Senior Common Stock and one share of Proportionate Voting Preferred Stock outstanding as of March 8, 2018. In calculating the percentage of total voting power, the voting power of shares of Class A Common Stock (one vote per share), Class B Common Stock (one vote per share), Senior Common Stock (one vote per share) and Proportionate Voting Preferred Stock (one vote for each share of Class A Common Stock for which the Common Units and Preferred Units held by POP Venture, LLC, referred to as Venture, could be exchanged, or 46,173,693 votes) has been aggregated.

(5)
The number of units reported reflects each listed person’s indirect economic interests in units of our Operating Partnership held by Venture. Such interests are held by such listed person through indirect membership interests in Venture and for which such listed person, except for Mr. Shidler, exercises no voting power or investment power.

(6)
Includes 747,350 shares of Class A Common Stock held indirectly by Mr. Shidler and 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and for which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange. The percentage reported under “Percent of Class” does not reflect the 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units, as referenced above. Pursuant to a Schedule 13D/A filed with the SEC on October 5, 2009, Mr. Shidler, Shidler Equities L.P., a Hawaii limited partnership (“Shidler LP”), and Shidler Equities Corp., a Hawaii corporation (“Shidler Corp.” and collectively, with Mr. Shidler and Shidler LP, “Shidler”) have sole voting and sole dispositive power over 747,350 shares of Class A Common Stock.

(7)
Includes 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and into which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange.

(8)
Information based on a Schedule 13G/A filed with the SEC on October 2, 2009, by James C. Reynolds, Reynolds Partners, L.P., a Hawaii limited partnership (“Reynolds Partners”) of which the general partner is JC Reynolds, LLC, a Hawaii limited liability company of which Mr. Reynolds is the managing member, and The James C. Reynolds Revocable Living Trust, under a Trust Agreement dated May 25, 1982 for The James C. Reynolds Revocable Living Trust (the “Reynolds Trust”), of which Mr. Reynolds is the trustee. The Schedule 13G/A states that Mr. Reynolds has sole voting and sole dispositive power over 200,504 shares of Class A Common Stock held by Reynolds Partners and 276,500 shares of Class A Common Stock held by the Reynolds Trust. Mr. Reynolds’s address is c/o Parallel Capital Partners, Inc., 4105 Sorrento Valley Boulevard, San Diego, CA 92121.

(9)
Information based on a Schedule 13D filed with the SEC on October 5, 2009. Includes 98,247 shares of Class A Common Stock held directly by MJR Equities, LLC, of which Mr. Root is the managing member, and 100,000 shares of Class A Common Stock held by a trust of which Mr. Root is the trustee. Mr. Root disclaims beneficial ownership of the 100,000 shares held by this trust. Mr. Root’s minor children are the beneficiaries of the Root Family Investment Trust, an irrevocable trust that owns an additional 90,000 shares of Class A Common Stock; Mr. Root does not have investment or voting control over these shares. Mr. Root’s address is c/o Parallel Capital Partners, Inc., 4105 Sorrento Valley Boulevard, San Diego, CA 92121.

ITEM 13.  -  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

We are externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler, our Chairman of the Board. Under our Advisory Agreement with Shidler Pacific Advisors, Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company and the Operating Partnership in accordance with guidelines established by our board of directors.

For performing services under the Advisory Agreement, during the years ended December 31, 2017 and 2016, Shidler Pacific Advisors was entitled to:

•	a corporate management fee of $175,000 per quarter, which was payable in arrears on a quarterly basis; and

•	real property asset management and related fees for performing real property management and related services for the Company.

Real property asset management and related fees payable are required to be based on the prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located, and must be approved by a majority of our directors who are not employees of the Company or Shidler Pacific Advisors. The Advisory Agreement is terminable by either party on 90 days’ notice.

The fees that were earned by Shidler Pacific Advisors, as described above, are summarized in the table below (in thousands):

	For the year ended December 31,
	2017	2016
Property management(1)	$1,913	$2,004
Corporate management	700	700
Construction management and other	97	125
Total	$2,710	$2,829
___________________________

(1)	Property management fees are calculated as a percentage of the rental cash receipts collected by the properties (ranging from 2.5% to 3.0%), plus the payroll costs of on-site employees.

Shidler Pacific Advisors leased space from us at certain of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.6 million for each of the years ended December 31, 2017 and 2016. At December 31, 2017, we owed Shidler Pacific Advisors $1.1 million, primarily related to deferred corporate management fees.

Unsecured Notes Payable to Current and Former Related Persons

We have outstanding promissory notes in the aggregate principal amount of $32.4 million payable by the Operating Partnership to certain current and former related persons.

In 2008, we issued promissory notes in the aggregate principal amount of $21.1 million as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us as part of our formation transactions in 2008. These promissory notes accrue interest at a rate of 7% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. These promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but we elected to extend maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

Based on their respective ownership in the entities holding these promissory notes, the aggregate principal amount attributable to each of Messrs. Shidler (our Chairman of the Board), James C. Reynolds (who beneficially owns approximately 12% of our Class A Common Stock), James R. Ingebritsen (our former Chief Executive Officer), Matthew J. Root (our former Chief Investment Officer) and Lawrence J. Taff (our current Chief Executive Officer and Chief Financial Officer) was $6.8 million, $6.1 million, $2.7 million, $2.7 million and $2.0 million, respectively. Interests in the remaining $0.8 million are held by entities controlled by Mr. Reynolds.

In February 2014, we issued promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. The notes were issued to the following persons or to entities controlled by such persons in the following principal amounts: Mr. Shidler ($2.0 million), Mr. Taff ($1.1 million), Mr. Reynolds ($2.7 million), Mr. Ingebritsen ($1.3 million) and Mr. Root ($1.3 million). These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s outstanding promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of our common stock, the sale of all or substantially all of our assets or our merger or consolidation with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to the Operating Partnership’s existing credit facility with First Hawaiian Bank as well as the Operating Partnership’s indemnification obligations to Shidler LP in connection with security pledged by Shidler LP in support of the existing credit facility.

For the period from March 20, 2008 through December 31, 2017, interest payments on these promissory notes have been deferred with the exception of $0.3 million which was related to a portion of the notes exchanged for Class A Common Stock in 2009. At December 31, 2017, accrued and unpaid interest payable to current and former related parties totaled $23.0 million.

Indemnification Agreements

As security for the Operating Partnership’s credit agreement with First Hawaiian Bank, Shidler LP pledged to First Hawaiian Bank a certificate of deposit in the principal amount of $25 million. As a condition to the pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by First Hawaiian Bank and applied to the payment of principal, interest and/or charges under the credit agreement, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to the indemnification agreement, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.00% of the entire $25 million principal amount of the certificate of deposit. During each of the years ended December 31, 2017 and 2016, we recognized $0.5 million to Shidler LP pursuant to this agreement. As of December 31, 2017, we have accrued approximately $0.9 million of interest payments owed to Shidler LP for this annual fee.

The mortgage debt outstanding under our new loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

Director Independence

Our board is comprised of two directors, Messrs. Shidler and Brennan, one of whom - Mr. Brennan - is an “independent” director under the listing standards of the NYSE MKT.

ITEM 14.  -  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees

The following table sets forth the aggregate fees of our principal accountant, Ernst & Young LLP, for professional services rendered on behalf of the Company and its subsidiaries for fiscal years 2017 and 2016, as well as all out-of-pocket costs incurred in connection with these services (amounts in thousands):

	For the year ended December 31,
	2017	2016
Audit Fees	$365	$352
Tax Fees	131	136
Total	$496	$488

Audit fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s quarterly reports. Tax fees consist primarily of fees for tax return preparation.

Pre-Approval Policies and Procedures

The Company’s board of directors, which serves as the audit committee, reviews the scope and extent of all audit and non-audit services to be provided by our independent registered public accounting firm and reviews and pre-approves all fees to be charged for such services. In pre-approving services to be provided by the independent auditors, the board of directors considers whether such services are consistent with applicable rules regarding auditor independence. All fees set forth in the table above were pre-approved by the board of directors.

PART IV

ITEM 15.  -  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)    (1) and (2) Consolidated Financial Statements

Index to Consolidated Financial Statements

Page No.
Report of Independent Registered Public Accounting Firm Ernst & Young LLP	C-59
Consolidated Balance Sheets of the Company as of December 31, 2017 and December 31, 2016	C-60
Consolidated Statements of Operations of the Company for the years ended December 31, 2017 and December 31, 2016	C-61
Consolidated Statements of Equity (Cumulative Deficit) of the Company for the years ended December 31, 2017 and December 31, 2016	C-62
Consolidated Statements of Cash Flows of the Company for the years ended December 31, 2017 and December 31, 2016	C-64
Notes to Consolidated Financial Statements	C-66

All other schedules have been omitted since the required information is not present or not present in amounts sufficient to require submission of the schedule, because the information required is included in the consolidated financial statements or notes thereto, or because the information is not required for a registrant that is a smaller reporting company.

(3) List of Exhibits

Exhibit No.	Description

3.1
Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.2
Articles Supplementary of the Company dated November 20, 2009 (previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.3
Articles of Amendment of the Company dated November 20, 2009 (previously filed as Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.4
Articles of Amendment of the Company dated January 5, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

3.5
Articles Supplementary of Board of Directors Reclassifying and Designating a series of common stock as Senior Common Stock, dated March 4, 2010 (previously filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed March 9, 2010 (File No. 001-09900) and incorporated herein by reference).

3.6
Certificate of Correction to Articles Supplementary, dated April 30, 2010 (previously filed as Exhibit 3.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (File No. 001-09900) and incorporated herein by reference).

3.7
Articles of Amendment of the Company dated November 1, 2010 (previously filed as Exhibit 3.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (File No. 001-09900) and incorporated herein by reference).

3.8
Articles of Amendment of the Company dated May 21, 2012 (previously filed as Exhibit 3.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-09900) and incorporated herein by reference).

Exhibit No.	Description
3.9
Second Amended and Restated Bylaws of Pacific Office Properties Trust, Inc. (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 24, 2017 (File No. 001-09900) and incorporated herein by reference).

4.1
Form of Subordinated Promissory Note dated February 6, 2014 (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 12, 2014 (File No. 001-09900) and incorporated herein by reference).

4.2
Subordinated Promissory Note dated September 30, 2016 (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed October 6, 2016 (File No. 001-09900) and incorporated herein by reference).

10.1
Advisory and Servicing Agreement between ALI Advisor, Inc. and the Company dated June 13, 1988 (previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-KSB filed March 31, 2005 (File No. 001-09900) and incorporated herein by reference).

10.2
Indemnification Agreement dated May 12, 1992 between the Company and Robert Blackwell (previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-KSB filed March 31, 2005 (File No. 001-09900) and incorporated herein by reference).

10.3
Indemnification Agreement dated October 1, 1991 between the Company and Burton Freireich (previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-KSB filed March 31, 2005 (File No. 001-09900) and incorporated herein by reference).

10.4
Master Formation and Contribution Agreement dated October 3, 2006 between the Company and POP Venture, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 3, 2006 (File No. 001-09900) and incorporated herein by reference).

10.5
Amendment and Exhibit Acknowledgement to Master Formation and Contribution Agreement, dated November 2, 2006, between the Company and POP Venture, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 6, 2006 (File No. 001-09900) and incorporated herein by reference).

10.6
Second Amendment and Exhibit Acknowledgement to Master Formation and Contribution Agreement, dated December 9, 2006, between the Company and POP Venture, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 11, 2006 (File No. 001-09900) and incorporated herein by reference).

10.7
Third Amendment and Exhibit Acknowledgement to Master Formation and Contribution Agreement, dated March 27, 2007, between the Company and POP Venture, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 29, 2007 (File No. 001-09900) and incorporated herein by reference).

10.8
Fourth Amendment and Exhibit Acknowledgement to Master Formation and Contribution Agreement, dated November 9, 2007, between the Company and POP Venture, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 13, 2007 (File No. 001-09900) and incorporated herein by reference).

10.9
Form of Contribution Agreement, dated November 2, 2006, between the Company and POP Venture, LLC (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 6, 2006 (File No. 001-09900) and incorporated herein by reference).

10.10
Master Amendment to Contribution Agreements, dated November 9, 2007, between the Company and POP Venture, LLC (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 13, 2007 (File No. 001-09900) and incorporated herein by reference).

10.11
Form of Promissory Note (previously filed as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (File No. 001-09900) and incorporated herein by reference).

10.12
Form of Indemnity Agreement, dated as of March 19, 2008 (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed March 25, 2008 (File No. 001-09900) and incorporated herein by reference).

10.13
First Amendment to Indemnity Agreement, dated as of May 17, 2010, between Pacific Office Properties, L.P. and James C. Reynolds (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 17, 2010 (File No. 001-09900) and incorporated herein by reference).

Exhibit No.	Description

10.14
Credit Agreement dated as of September 2, 2009 between Pacific Office Properties, L.P. and First Hawaiian Bank (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 4, 2009 (File No. 001-09900) and incorporated herein by reference).

10.15
Promissory Note dated September 2, 2009 issued by Pacific Office Properties, L.P. to First Hawaiian Bank (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 4, 2009 (File No. 001-09900) and incorporated herein by reference).

10.16
Indemnification Agreement dated as of September 2, 2009 between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed September 4, 2009 (File No. 001-09900) and incorporated herein by reference).

10.17
Amendment to Loan Documents, dated as of December 31, 2009, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

10.18
Second Amendment to Loan Documents, dated as of May 25, 2010, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 26, 2010 (File No. 001-09900) and incorporated herein by reference).

10.19
Amendment to Loan Documents (2013), dated December 31, 2013, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed March 13, 2014 (File No. 001-09900) and incorporated herein by reference).

10.20
Amendment to Indemnification Agreement, dated as of December 31, 2009, between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

10.21
Second Amendment to Indemnification Agreement, dated as of May 25, 2010, between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 26, 2010 (File No. 001-09900) and incorporated herein by reference).

10.22
Third Amendment to Indemnification Agreement, dated as of December 31, 2013, between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed March 13, 2014 (File No. 001-09900) and incorporated herein by reference).

10.23
Second Amended and Restated Agreement of Limited Partnership of Pacific Office Properties, L.P. dated as of December 30, 2009 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

10.24
Dealer Manager Agreement, dated as of January 12, 2010, between the Company and Priority Capital Investments, LLC (previously filed as Exhibit 1.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-157128) on January 6, 2010 and incorporated herein by reference).

10.25
Advisory Agreement, dated March 15, 2012, among Pacific Office Properties Trust, Inc., Pacific Office Properties, L.P. and Shidler Pacific Advisors, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 20, 2012 (File No. 001-09900) and incorporated herein by reference).

10.26
Amendment to Subordinated Promissory Notes, dated as of February 6, 2014, among Pacific Office Properties, L.P. and the holders named therein (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2014 (File No. 001-09900) and incorporated herein by reference).

10.27
Amendment to Subordinated Promissory Notes, dated as of March 10, 2015, among Pacific Office Properties, L.P. and the holders named therein (previously filed as Exhibit 10.29 to the Company’s Annual Report on Form 10-K filed March 13, 2015 (File No. 001-09900) and incorporated herein by reference).

10.28
Second Amendment to Subordinated Promissory Notes, dated as of December 31, 2015, among Pacific Office Properties, L.P. and the holders named therein (previously filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed March 11, 2016 (File No. 001-09900) and incorporated herein by reference).

Exhibit No.	Description
10.29
Fourth Amendment to Loan Documents (2015), dated December 31, 2015, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K filed March 11, 2016 (File No. 001-09900) and incorporated herein by reference).

10.30
Fourth Amendment to Indemnification Agreement, dated as of December 31, 2015, between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed March 11, 2016 (File No. 001-09900) and incorporated herein by reference).

10.31
Third Amendment to Subordinated Promissory Notes, dated as of September 30, 2016, among Pacific Office Properties, L.P. and the holders named therein (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 6, 2016 (File No. 001-09900) and incorporated herein by reference).

10.32
Loan Agreement, dated August 11, 2016, among Davies Pacific, LLC, Pan Am I, LLC, Pan Am II, LLC, Pan Am III, LLC, Pan Am IV, LLC, Waterfront A, LLC, Waterfront B, LLC, Waterfront C, LLC, Waterfront D, LLC, Waterfront E, LLC, Goldman Sachs Specialty Lending Group, L.P., Don Quijote (USA) Co., Ltd., Don Quijote Holdings Co., Ltd., and Special Situations Investing Group II, LLC (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed November 9, 2016 (File No. 001-09900) and incorporated herein by reference).

10.33
Purchase and Sale Agreement, dated August 11, 2016, among Pan Am I, LLC, Pan Am II, LLC, Pan Am III, LLC, Pan Am IV, LLC and Don Quijote (USA) Co., Ltd. (previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 9, 2016 (File No. 001-09900) and incorporated herein by reference).

10.34
Indemnification Agreement, dated as of August 11, 2016, between Pacific Office Properties, L.P. and Jay H. Shidler. (previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed November 9, 2016 (File No. 001-09900) and incorporated herein by reference).

10.35
Fifth Amendment to Loan Documents (2016), dated December 30, 2016, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed March 23, 2017 (File No. 001-09900) and incorporated herein by reference).

10.36
Fifth Amendment to Indemnification Agreement, dated as of December 31, 2016, between Pacific Office Properties, L.P. and Shidler Equities L.P. (previously filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K filed March 23, 2017 (File No. 001-09900) and incorporated herein by reference).

10.37	Sixth Amendment to Loan Documents (2017), dated December 29, 2017, among First Hawaiian Bank, Pacific Office Properties, L.P. and Shidler Equities L.P. (Filed herewith.)

10.38	Sixth Amendment to Indemnification Agreement, dated as of December 29, 2017, between Pacific Office Properties, L.P. and Shidler Equities L.P. (Filed herewith).

10.39	Fourth Amendment to Subordinated Promissory Notes, dated as of December 29, 2017, among Pacific Office Properties, L.P. and the holders named therein (Filed herewith).

21.1	Subsidiaries of Pacific Office Properties Trust, Inc. (Filed herewith.)

31.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Furnished herewith.)

101	Interactive Data File. (Furnished herewith.)

ITEM 16.  -  FORM 10-K SUMMARY

None.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Date:	March 9, 2018	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Lawrence J. Taff	Chief Executive Officer and Chief Financial Officer	March 9, 2018
Lawrence J. Taff	(Principal Executive Officer, Principal Financial Officer and
Principal Accounting Officer)

/s/ Jay H. Shidler	Chairman of the Board	March 9, 2018
Jay H. Shidler

/s/ Michael W. Brennan	Director	March 9, 2018
Michael W. Brennan

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Pacific Office Properties Trust, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Pacific Office Properties Trust, Inc. (the Company) as of December 31, 2017 and 2016, the related consolidated statements of operations, equity (cumulative deficit) and cash flows for each of the two years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company expects that funds from operations, including existing cash on hand, will be insufficient to meet its working capital requirements and capital and tenant improvements obligations which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2009.
Honolulu, Hawaii
March 9, 2018

Pacific Office Properties Trust, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31, 2017	December 31, 2016
ASSETS
Investments in real estate, net	$188,612	$192,016
Cash and cash equivalents	1,588	1,431
Restricted cash	12,418	14,065
Rents and other receivables, net	977	928
Deferred rents	3,362	3,984
Intangible assets, net	4,765	5,261
Prepaid expenses	1,040	1,173
Goodwill	37,665	37,665
Investments in unconsolidated joint ventures	298	812
Total assets	$250,725	$257,335

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Mortgage and other loans, net	$301,181	$299,699
Unsecured notes payable to current and former related parties	32,433	32,433
Accounts payable and other liabilities	51,318	45,277
Accrued interest payable to current and former related parties (Note 9)	23,001	19,091
Acquired below-market leases, net	2,778	3,010
Total liabilities	410,711	399,510

Commitments and contingencies (Note 10)
Equity (cumulative deficit):
Preferred Stock, $0.0001 par value per share, 100,000,000 shares authorized, one share of Proportionate Voting Preferred Stock issued and outstanding at December 31, 2017 and 2016	—	—
Senior Common Stock, $0.0001 par value per share (liquidation preference $10 per share, $24,057 and $24,108 as of December 31, 2017 and 2016, respectively) 40,000,000 shares authorized, 2,405,739 and 2,410,839 shares issued and outstanding at December 31, 2017 and 2016, respectively	21,408	21,459
Class A Common Stock, $0.0001 par value per share, 599,999,900 shares authorized, 3,992,142 and 3,941,142 shares issued and outstanding at December 31, 2017 and 2016, respectively	185	185
Class B Common Stock, $0.0001 par value per share, 100 shares authorized, issued and outstanding at December 31, 2017 and 2016	—	—
Additional paid-in capital	161	110
Cumulative deficit	(182,747)	(178,817)
Total stockholders’ equity (deficit)	(160,993)	(157,063)
Non-controlling interests:
Preferred unitholders in the Operating Partnership	127,268	127,268
Common unitholders in the Operating Partnership	(126,261)	(112,380)
Total equity (deficit)	(159,986)	(142,175)
Total liabilities and equity (deficit)	$250,725	$257,335

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the year ended December 31,
	2017	2016
Revenue
Rental	$21,221	$21,206
Tenant reimbursements	17,406	16,851
Parking	6,448	6,390
Other	419	330
Total revenue	45,494	44,777
Expenses
Rental property operating	25,951	25,384
General and administrative	1,964	1,744
Depreciation and amortization	10,361	10,477
Interest	22,368	20,917
Total expenses	60,644	58,522

Loss before equity in net income (loss) of unconsolidated joint ventures	(15,150)	(13,745)
Equity in net income (loss) of unconsolidated joint ventures	1,349	(219)
Net loss	(13,801)	(13,964)

Net (income) loss attributable to non-controlling interests:
Preferred unitholders in the Operating Partnership	(2,273)	(2,273)
Common unitholders in the Operating Partnership	13,881	14,056
Net loss attributable to non-controlling interests	11,608	11,783

Net loss attributable to common stockholders before dividends paid and accrued on Senior Common Stock	(2,193)	(2,181)
Dividends paid and accrued on Senior Common Stock	(1,737)	(1,748)
Net loss attributable to common stockholders	$(3,930)	$(3,929)

Net loss per common share - basic and diluted	$(1.00)	$(1.00)

Weighted average number of common shares outstanding - basic and diluted	3,953,784	3,941,242

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc. Consolidated Statements of Equity (Cumulative Deficit) (in thousands, except share and unit data)

	For the year ended December 31,
	2017	2016
Common Stock
Balance at beginning of period	$185	$185
Balance at end of period	$185	$185

Senior Common Stock
Balance at beginning of period	$21,459	$21,459
Exchange of Senior Common Stock for Class A Common Stock	(51)	—
Balance at end of period	$21,408	$21,459

Additional Paid-In Capital
Balance at beginning of period	$110	$110
Issuance of Class A Common Stock	51	—
Balance at end of period	$161	$110
	.
Cumulative Deficit
Balance at beginning of period	$(178,817)	$(174,888)
Net loss	(2,193)	(2,181)
Distributions	(1,737)	(1,748)
Balance at end of period	$(182,747)	$(178,817)

Total Stockholders’ Equity (Cumulative Deficit)
Balance at beginning of period	$(157,063)	$(153,134)
Net loss	(2,193)	(2,181)
Exchange of Senior Common Stock for Class A Common Stock	(51)	—
Issuance of Class A Common Stock	51	—
Distributions	(1,737)	(1,748)
Balance at end of period	(160,993)	(157,063)
Non-Controlling Interests
Balance at beginning of period	14,888	28,944
Net loss	(11,608)	(11,783)
Distributions	(2,273)	(2,273)
Balance at end of period	1,007	14,888
Total Equity (Deficit)	$(159,986)	$(142,175)

Pacific Office Properties Trust, Inc. Consolidated Statements of Equity (Cumulative Deficit), continued (in thousands, except share and unit data)

	For the year ended December 31,
	2017	2016
Common Units
Balance at beginning of period	14,101,004	14,101,004
Balance at end of period	14,101,004	14,101,004

Preferred Units
Balance at beginning of period	4,545,300	4,545,300
Balance at end of period	4,545,300	4,545,300

Shares of Common Stock (Class A and Class B)
Balance at beginning of period	3,941,242	3,941,242
Issuance of Class A Common Stock	51,000	—
Balance at end of period	3,992,242	3,941,242

Shares of Senior Common Stock
Balance at beginning of period	2,410,839	2,410,839
Exchange of Senior Common Stock for Class A Common Stock	(5,100)	—
Balance at end of period	2,405,739	2,410,839

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows (in thousands)

	For the year ended December 31,
	2017	2016
Operating activities
Net loss	$(13,801)	$(13,964)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	10,361	10,477
Gain on the sale of property	—	(55)
Deferred rent	622	(264)
Deferred ground rents	1,241	1,241
Interest amortization and interest accrued on related party notes	6,278	4,695
Below-market lease amortization	(232)	(232)
Equity in net (income) loss of unconsolidated joint ventures	(1,349)	219
Bad debt expense	287	15
Changes in operating assets and liabilities:
Restricted cash for operating activities	223	(2,000)
Rents and other receivables	(335)	(2)
Prepaid expenses	133	(913)
Accounts payable and other liabilities	554	206
Net cash provided by (used in) operating activities	3,982	(577)

Investing activities
Additions to and improvement of real estate	(5,646)	(3,425)
Distributions from unconsolidated joint ventures	1,953	25
Contributions to unconsolidated joint ventures	(90)	(143)
Net sales proceeds from the sale of property	—	111
Payment of leasing commissions	(703)	(654)
Change in restricted cash used for capital expenditures	1,424	(7,600)
Net cash used in investing activities	(3,062)	(11,686)

Financing activities
Repayment of mortgage notes payable	(834)	(266,615)
Proceeds from mortgage notes payable	—	280,500
Borrowing from related party	—	3,000
Security deposits	71	(45)
Financing costs	—	(6,089)
Senior Common Stock dividends	—	(874)
Net cash (used in) provided by financing activities	(763)	9,877

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows, continued (in thousands)

	For the year ended December 31,
	2017	2016

Increase (decrease) in cash and cash equivalents	157	(2,386)
Cash and cash equivalents at beginning of period	1,431	3,817
Cash and cash equivalents at end of period	$1,588	$1,431

Supplemental cash flow information
Interest paid	$15,961	$16,268

Supplemental disclosure of non-cash investing and financing activities
Accrued dividends and distributions	$4,010	$3,147
Change in accrued capital expenditures	$113	$(117)

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements

1.    Organization and Ownership, Presentation and Going Concern

Pacific Office Properties -

The terms “Pacific Office Properties,” “us,” “we,” and “our” as used in this Annual Report on Form 10-K refer to Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), and its subsidiaries and joint ventures. Through our controlling interest in Pacific Office Properties, L.P. (the “Operating Partnership”), of which we are the sole general partner, and the subsidiaries of the Operating Partnership, we own and operate primarily institutional-quality office properties in Hawaii. We operate in a manner that permits us to satisfy the requirements for taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

Through our Operating Partnership, as of December 31, 2017, we owned three office properties, comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

References to square footage, occupancy or number of properties or buildings made within the notes to the consolidated financial statements are unaudited.

Basis of Presentation

The accompanying consolidated financial statements and related disclosures included herein are presented in accordance with United States generally accepted accounting principles (“GAAP”) and include the account balances and transactions of consolidated subsidiaries, which are wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We incurred net losses of $13.8 million and $14.0 million for the years ended December 31, 2017 and 2016, respectively, and have incurred cumulative net losses since inception of $256.8 million. At December 31, 2016, there was substantial doubt about our ability to continue as a going concern primarily because we expected our funds from operations, including existing cash on hand, would be insufficient to meet our working capital requirements and capital and tenant improvement obligations. As of December 31, 2017, we still expect that our funds from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs through the first quarter of 2019. This condition raises substantial doubt about our ability to continue as a going concern.

Our ability to continue as a going concern is dependent upon raising additional capital on acceptable terms or generating sufficient cash flow to continue operations. No assurance can be given that we will be successful in these efforts. We expect that we may need to contribute existing properties to joint ventures with third parties or raise additional capital, either from debt or equity. We also intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis. We may also consider strategic alternatives, including a sale, merger, other business combination or recapitalization, of the Company.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary if we are unable to continue as a going concern. We believe that our actions presently being taken to implement our strategic plans provide the opportunity for the Company to continue as a going concern. No assurance can be given that we will be successful in these efforts.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

2.    Summary of Significant Accounting Policies

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Liquidity

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

We expect that our funds from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs through the first quarter of 2019. Accordingly, we expect that we may need to contribute existing properties to joint ventures with third parties or raise additional capital, either from debt or equity. We also intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements of our reserves on a timely basis. We may also consider strategic alternatives, including a sale, merger, other business combination or recapitalization, of the Company.

In August 2016, we entered into (1) a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature on various dates in 2016 and (2) a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is expected to occur no later than August 13, 2018. See Note 8 for more discussion on the new loan agreement, Note 12 for more discussion on the contemplated sale of our Pan Am Building and Note 10 for more discussion on the tax protection arrangements.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler Equities, L.P. (“Shidler LP”), a Hawaii limited partnership controlled by Mr. Shidler, in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 9 for more discussion on this promissory note.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our current and prospective business. At December 31, 2017, deferred corporate management fees owed to Shidler Pacific Advisors amounted to $0.9 million, and are included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts. As of December 31, 2017, we had cash reserves of $6.7 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $6.0 million with other projected discretionary obligations of $2.0 million through 2018.

As of December 31, 2017, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $301.2 million and our unsecured promissory notes with a carrying value of $32.4 million) was $333.6 million, with a weighted average interest rate of 5.61% and a weighted average remaining term of 1.68 years.

As of December 31, 2017, we had a fully-drawn $25.0 million unsecured credit facility scheduled to mature on December 31, 2019. We also had promissory notes payable to certain current and former affiliates in the aggregate outstanding principal amount of $32.4 million (together with accrued and unpaid interest of $23.0 million) scheduled to mature the earlier of (i) December 31, 2019 and (ii) the date on which the Operating Partnership has fully satisfied, or is released from, any liability

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

under its indemnification agreement with Shidler LP relating to the security pledge by Shidler LP in support of our revolving credit facility.

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Investments in Real Estate

We account for acquisitions of real estate utilizing the purchase method and, accordingly, the results of operations of acquired properties are included in our results of operations from the respective dates of acquisition.

Investments in real estate properties are stated at cost, less accumulated depreciation, amortization and impairment. Our wholly-owned properties, all of which were contributed to us at the time of our formation transactions in 2008, are stated at their historical net cost basis in an amount attributable to the ownership interests in such properties owned by Mr. Shidler prior to the formation transactions. Additions to land, buildings and improvements, furniture, fixtures and equipment and construction in progress are recorded at cost.

Transaction costs related to acquisitions are expensed. Costs associated with developing space for its intended use are capitalized and amortized over their estimated useful lives, commencing at the later of the improvement completion date or the lease commencement date.

Estimates of future cash flows and other valuation techniques are used to allocate the acquisition cost of acquired properties among land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place at-market leases, acquired below-market leases, and acquired above- and below-market ground leases.

The fair values of real estate assets acquired are determined on an “as-if-vacant” basis. The “as-if-vacant” fair value is allocated to land, and where applicable, buildings, tenant improvements and equipment based on comparable sales and other relevant information obtained in connection with the acquisition of the property.

Fair value is assigned to below-market leases based on the difference between (a) the contractual amounts to be paid by the tenant based on the existing lease and (b) management’s estimate of current market lease rates for the corresponding in-place leases, over the remaining terms of the in-place leases. Capitalized below-market lease amounts are reflected in “Acquired below-market leases, net,” in the consolidated balance sheets and are amortized as an increase in rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance, net of the security deposit, of the related intangible is written off.

Fair value is also assigned to tenant relationships.  Capitalized tenant relationship amounts are included in “Intangible assets, net” in the accompanying consolidated balance sheets and are amortized to “Depreciation and amortization” in the accompanying consolidated statements of operations.  Amounts are amortized over the remaining terms of the respective leases even if a tenant vacates prior to the contractual termination of the lease.  An adjustment to tenant relationship amounts occurs should the property experience an impairment loss.

The aggregate value of other acquired intangible assets consists of acquired in-place leases. The fair value allocated to acquired in-place leases consists of a variety of components including, but not necessarily limited to: (a) the value associated with avoiding the cost of originating the acquired in-place lease (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (b) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes, insurance and other operating expenses); (c) the value associated with lost rental revenue from existing leases during the assumed lease-up period; and (d) the value

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

associated with any other inducements to secure a tenant lease. The value assigned to acquired in-place leases is amortized over the remaining lives of the related leases.

We record the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at a level of reporting referred to as a reporting unit on an annual basis, during the fourth quarter of each calendar year, or more frequently, if events or changes in circumstances indicate that the asset might be impaired. See “Goodwill” below. An impairment loss for an asset group is allocated to the long-lived assets of the group on a pro-rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset shall not reduce the carrying amount of that asset below its fair value. A description of our testing policy is set forth in “Impairment of Long-Lived Assets” below.

Impairment of Long-Lived Assets

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, we assess the potential for impairment of our long-lived assets, including real estate properties, whenever events occur or a change in circumstances indicate that the recorded carrying value might not be fully recoverable. Indicators of potential impairment include significant decreases in occupancy levels and/or rental rates or a change in strategy that results in a decreased holding period. We determine whether impairment in value has occurred by comparing the estimated future cash flows, undiscounted and excluding interest, expected from the use and eventual disposition of the asset to its carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate or intangible carrying value is reduced to fair value and impairment loss is recognized. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. No impairment charges for our wholly-owned properties were recorded for each of the years ended December 31, 2017 and 2016.

Investments in Unconsolidated Joint Ventures

Our investments in joint ventures are accounted for under the equity method of accounting because we exercise significant influence over, but do not control, our joint ventures. Our joint venture partners have substantive participating rights, including approval of and participation in setting operating budgets. Accordingly, we have determined that the equity method of accounting is appropriate for our investments in joint ventures.

Investments in unconsolidated joint ventures are initially recorded at cost and are subsequently adjusted for our proportionate equity in the net income or net loss of the joint ventures, contributions made to, or distributions received from, the joint ventures and other adjustments. We record distributions of operating profit from our investments in unconsolidated joint ventures as part of cash flows from operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statements of cash flows.

We evaluate all investments in accordance with the guidance of FASB Accounting Standards Update No. 2015-02, Consolidation (Topic 810), Amendments to the Consolidation Analysis, which we adopted on January 1, 2016 and which requires us to re-evaluate our joint venture investments to determine whether or not the joint ventures are variable interest entities (“VIEs”) and if they are VIEs, whether or not we are determined to be the primary beneficiary. We would consolidate a VIE if it is determined that we are the primary beneficiary. We use qualitative analyses to determine whether we are the primary beneficiary of a VIE. Consideration of various factors could include, but is not limited to, the purpose and design of the VIE, risks that the VIE was designed to create and pass through, the form of our ownership interest, our representation of the entity’s governing body, the size and seniority of our investment, our ability to participate in policy making decisions, and the rights of the other investors to participate in the decision making process and to replace the manager and/or liquidate the venture, if applicable. Under the amended standards, our joint ventures were determined to be VIEs based on our inability to control the joint ventures due to our lack of substantive kick-out and participating rights over our joint venture partners; however, we are not the primary beneficiaries of these VIEs because we lack the power to direct the activities of the joint ventures and do not have rights to significant financial benefits from each of our joint ventures. As of December 31, 2017, our maximum exposure to loss with respect to this arrangement is limited to the $0.3 million carrying value of our investments in the unconsolidated joint ventures.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Impairment of Investments in Unconsolidated Joint Ventures

Our investment in unconsolidated joint ventures is subject to a periodic impairment review and is considered to be impaired when a decline in fair value is judged to be other-than-temporary. An investment in an unconsolidated joint venture that we identify as having an indicator of impairment is subject to further analysis to determine if the investment is other than temporarily impaired, in which case we write down the investment to its estimated fair value. No impairment charges were recorded in our investments in unconsolidated joint ventures for each of the years ended December 31, 2017 and 2016.

Discontinued Operations

The revenue, expenses, impairment and/or gain or loss on sale of operating properties that meet the applicable criteria of FASB Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity are reported as discontinued operations in the consolidated statement of operations. A gain on sale, if any, is recognized in the period the property is disposed of.

In determining whether to report the results of operations, impairment and/or gain or loss on sale of operating properties as discontinued operations, we evaluate whether the property that has been disposed of by sale, disposed of other than by sale or is classified as held for sale represents a strategic shift that has or will have a major effect on our operations and financial results. A strategic shift could include the disposal of a major geographical area, a major line of business, a major equity method investment or other major parts of an entity.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB ASC 360, Property, Plant and Equipment, are met, including when we receive cash deposits towards the purchase of our properties. At that time, we present the non-cash assets and liabilities of the property held for sale separately in our consolidated balance sheet. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. In the event that a property classified as held for sale no longer meets the criteria for held for sale classification, the property is reclassified as held for use at the lower of the fair value or the depreciated basis as if the property had continued to be used.

In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is expected to occur no later than August 13, 2018. Because the sale of the Pan Am Building will not be completed until after the expiration of the sale restriction under the tax protection arrangements, the property does not meet the held for sale criteria of FASB ASC 360 and as a result, is classified as held for use in the accompanying consolidated balance sheets as of December 31, 2017. We will continue to own and operate the property until the completion of the sale. See Note 10 for more discussion on the tax protection arrangements.

Goodwill

We record the excess cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment on an annual basis during the fourth quarter of each calendar year, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The reporting unit’s fair value is calculated as the discounted future cash flows based on management’s best estimate of the applicable capitalization and discount rates. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. An impairment charge is recognized as a charge against income equal to the excess of the carrying value of goodwill over its implied value on the date of the impairment. Factors that may cause goodwill to be impaired include, but may not be limited to, a sustained decline in our stock price and the occurrence, or sustained existence, of adverse economic conditions or decreased cash flow from our properties.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

We consider our wholly-owned properties one reporting unit due to similar geographic and economic characteristics. As of December 31, 2017 and 2016, goodwill of our wholly-owned properties amounted to $37.7 million.

Revenue Recognition

The following four criteria must be met before we recognize revenue and gains:

•	persuasive evidence of an arrangement exists;

•	the delivery has occurred or services rendered;

•	the fee is fixed and determinable; and

•	collectability is reasonably assured.

All of our tenant leases are classified as operating leases. For all leases with scheduled rent increases or other adjustments, minimum rental income is recognized on a straight-line basis over the terms of the related leases. Straight-line rent receivable represents rental revenue recognized on a straight-line basis in excess of billed rents and this amount is included in “Deferred rents” on the accompanying consolidated balance sheets. The straight line rent adjustment included in “Rental revenues” in the accompanying consolidated statements of operations was $0.62 million and $0.26 million for the years ended December 31, 2017 and 2016, respectively. Reimbursements from tenants for real estate taxes, excise taxes and other recoverable operating expenses are recognized as revenues in the period the applicable costs are incurred.

Capitalized below-market lease amounts are amortized as an increase to rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options.

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in “Rental revenues” in the accompanying consolidated statements of operations.

Rental revenue from parking operations and month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease termination fees, which are included in “Other” revenue of the accompanying consolidated statements of operations, are recognized when the related leases are canceled and we have no continuing obligation to provide services to such former tenants.

“Other” revenue on the accompanying consolidated statements of operations generally includes income incidental to our operations and is recognized when earned.

Tenant Receivables

Tenant receivables are recorded and carried at the amount billable per the applicable lease agreement, less any allowance for doubtful accounts. An allowance for doubtful accounts is made when collection of the full amounts is no longer considered probable. Tenant receivables are included in “Rents and other receivables, net,” in the accompanying consolidated balance sheets. If a tenant fails to make contractual payments beyond any allowance, we may recognize bad debt expense in future periods equal to the amount of unpaid rent. We take into consideration factors including historical termination, default activity and current economic conditions to evaluate the level of reserve necessary. We had an allowance for doubtful accounts of $0.5 million and $0.2 million, as of December 31, 2017 and 2016, respectively.

We had a total of $1.9 million and $1.8 million of lease security available in security deposits, as of December 31, 2017 and 2016, respectively.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Cash and Cash Equivalents

We consider all short-term cash investments with maturities of three months or less when purchased to be cash equivalents. Restricted cash is excluded from cash and cash equivalents due to its restriction on withdrawal or use.

We maintain cash balances in various financial institutions. At times, the amounts of cash held in financial institutions may exceed the maximum amount insured by the Federal Deposit Insurance Corporation. We do not believe that we are exposed to any significant credit risk on our cash and cash equivalents.

Restricted Cash

Restricted cash primarily includes escrow accounts for real property taxes, insurance, capital expenditures, tenant improvements, ground lease payments, leasing commissions held by our lenders and tenant security deposits.

Mortgage and Other Loans

Mortgage and other loans assumed upon acquisition of related real estate properties are stated at estimated fair value upon their respective dates of assumption, net of unamortized discounts or premiums and deferred loan fees to their outstanding contractual balances. Amortization of discount and the accretion of premiums on mortgage and other loans assumed upon acquisition of related real estate properties are recognized from the date of assumption through their contractual maturity date using the straight line method, which approximates the effective interest method. Deferred loan fees include fees and costs incurred in conjunction with long-term financings and are amortized over the terms of the related debt using a method that approximates the effective interest method. Deferred loan fees are included in “Mortgage and other loans, net” in the accompanying consolidated balance sheets, in accordance with Accounting Standards Update No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. Amortization of deferred loan fees is included in “Interest” in the accompanying consolidated statements of operations.

Repairs, Maintenance and Major Improvements

The costs of ordinary repairs and maintenance are included when incurred in “Rental property operating” expenses in the accompanying consolidated statements of operations. Major improvements that extend the life of an asset are capitalized and depreciated over the remaining useful life of the asset. Our lenders have required us to maintain reserve accounts for the funding of future repairs and capital expenditures, and the balances of these accounts are included in “Restricted cash” on the accompanying consolidated balance sheets.

Leasing Commissions

Leasing commissions are capitalized and amortized on a straight line basis over the life of the related lease. The payment of leasing commissions is included in “Investing activities” on the accompanying consolidated statement of cash flows because we believe that paying leasing commissions for good tenants is a prudent investment in increasing the value of our income-producing assets.

Depreciation and Amortization

Depreciation and amortization are computed using the straight-line method for financial reporting purposes. Buildings and improvements are depreciated over their estimated useful lives which range from five to 42 years. Tenant improvement costs recorded as capital assets are depreciated over the shorter of the tenant’s remaining lease term or the life of the improvement. Furniture, fixtures and equipment are depreciated over three to seven years. Properties that are acquired that are subject to ground leases are depreciated over the lesser of the useful life or the remaining life of the related leases as of the date of assumption of the lease.

Non-Controlling Interests

We account for non-controlling interests in accordance with FASB ASC 810, Consolidation. In accordance with FASB ASC 810, we report non-controlling interests in subsidiaries within equity in the consolidated financial statements, but

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

separate from the parent stockholders’ equity. Net income attributable to non-controlling interests is presented as a reduction from net income in calculating net income available to common stockholders on the statement of operations. Acquisitions or dispositions of non-controlling interests that do not result in a change of control are accounted for as equity transactions. In addition, FASB ASC 810 requires that a parent company recognize a gain or loss in net income when a subsidiary is deconsolidated upon a change in control. In accordance with FASB ASC 480-10, Distinguishing Liabilities from Equity, non-controlling interests that are determined to be redeemable are carried at their redemption value as of the balance sheet date and reported as temporary equity. We periodically evaluate individual non-controlling interests for the ability to continue to recognize the non-controlling interest as permanent equity in the consolidated balance sheets. Any non-controlling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made, the resulting adjustment is recorded in the consolidated statement of operations. See Note 11 for a more detailed discussion.

Preferred Units

The Class A convertible preferred units of the Operating Partnership (“Preferred Units”) have fixed rights to distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit. Accordingly, income or loss of the Operating Partnership is allocated among the general partner interest and limited partner common interests after taking into consideration distribution rights allocable to the Preferred Units.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during each period.

Diluted EPS is computed by dividing net income (loss) available to common stockholders for the period by the weighted average number of common shares that would have been outstanding for the period, assuming the issuance of common shares for all potentially dilutive common shares outstanding during such period.

Income Taxes

We have elected to be taxed as a REIT under the Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we currently distribute at least 90% of our REIT taxable income to our stockholders. Also, at least 95% of gross income in any year must be derived from qualifying sources. We intend to adhere to these requirements and maintain our REIT status. As a REIT, we generally will not be subject to corporate level federal income tax on taxable income that we distribute currently to our stockholders. However, we may be subject to certain state and local taxes on our income and property, and to federal income and excise taxes on our undistributed taxable income, if any. Management believes that we have distributed a sufficient majority of our taxable income, if any, in the form of dividends and distributions to our stockholders and unit holders. Accordingly, we have not recognized any provision for income taxes.

The Company is subject to the provisions of FASB ASC 740, Income Taxes which prescribes a more-likely-than-not threshold for the financial statement recognition of uncertain tax positions. ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. On a quarterly basis, the Company evaluates the need for income tax accruals in accordance with ASC 740.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 establishes that companies may recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This pronouncement is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. We evaluated the impact of this pronouncement on our consolidated financial statements by reviewing our revenue streams and concluded that only our parking revenue stream falls under the scope of this pronouncement. We also evaluated the impact of this pronouncement

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

on the timing and recognition of revenues of our parking arrangements and determined there was no change in the recognition of revenues from our current accounting practice. We concluded the adoption of this pronouncement would not have a material effect on our consolidated financial statements.

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”) which provides guidance on when and how entities should assess their ability to continue as a going concern and related footnote disclosures. Under ASU 2014-15, management is required to perform annual and interim assessments of an entity’s ability to continue as a going concern within one year after the financial statement issuance date. Certain disclosures are required if there are conditions present that raise substantial doubt about an entity’s ability to continue as a going concern during this period. This pronouncement is effective for the annual reporting period ending after December 15, 2016, and for annual periods and interim periods thereafter. We adopted this standard on December 31, 2016. The adoption of this pronouncement did not have a material effect on our consolidated financial statements. See Note 1 for discussion on our ability to continue as a going concern.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842): Section A - Leases: Amendments to the FASB Accounting Standards Codification; Section B - Conforming Amendments Related to Leases: Amendments to the FASB Accounting Standards Codification; and Section C - Background Information and Basis for Conclusions (“ASU 2016-02”). ASU 2016-02 requires lessees to establish a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term on their balance sheets. Lessees will continue to recognize lease expenses on their income statements in a manner similar to current accounting. The guidance also eliminates current real estate-specific provisions for all entities. For lessors, the guidance modifies the classification criteria and the accounting for sales-type and direct financing leases. ASU 2016-02 is effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption of ASU 2016-02 as of its issuance is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. We are currently evaluating the impact of this standard on our leases where we are the lessor. However, for leases where we are the lessee, as with our Waterfront Plaza ground lease, we believe the adoption of this standard will have a material impact on our consolidated balance sheets since we will be required to recognize a right-of-use asset and lease liability for this lease. Our evaluation on the impact of adopting the new leases standard on our consolidated financial statements is still ongoing.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15 Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”). ASU No. 2016-15 provides specific guidance on eight cash flow classification issues, including how debt prepayments or debt extinguishment costs and distributions received from equity method investees are presented. ASU No. 2016-15 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption of ASU 2016-15 as of its issuance is permitted. We are currently assessing the impact that this standard will have on our consolidated financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) (“ASU 2016-18”). ASU No. 2016-18 clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. ASU No. 2016-18 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption of ASU 2016-18 as of its issuance is permitted. We are currently assessing the impact that this standard will have on our consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business (“ASU 2017-01”). ASU No. 2017-01 changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. We do not expect that the adoption of this standard will have a material impact on our consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

3.    Investments in Real Estate, net

Our investments in real estate, net, are summarized as follows (in thousands):

	December 31, 2017	December 31, 2016
Land and land improvements	$33,763	$33,763
Building and building improvements	201,709	201,031
Tenant improvements	32,991	33,946
Construction in progress	4,550	1,301
Furniture, fixtures and equipment	1,794	1,391
Investments in real estate	274,807	271,432
Less: accumulated depreciation	(86,195)	(79,416)
Investments in real estate, net	$188,612	$192,016

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

4.    Intangible Assets and Acquired Below-Market Leases, net

Our identifiable intangible assets and acquired below-market leases, net, are summarized as follows (in thousands):

	December 31, 2017	December 31, 2016
Acquired leasing commissions:
Gross amount	$6,636	$7,156
Accumulated amortization	(3,892)	(4,101)
Acquired leasing commissions, net	2,744	3,055

Acquired leases in place:
Gross amount	4,727	5,271
Accumulated amortization	(4,628)	(5,164)
Acquired leases in place, net	99	107

Acquired tenant relationship costs:
Gross amount	9,254	9,254
Accumulated amortization	(9,170)	(9,058)
Acquired tenant relationship costs, net	84	196

Acquired other intangibles:
Gross amount	3,046	3,073
Accumulated amortization	(1,208)	(1,170)
Acquired other intangibles, net	1,838	1,903

Intangible assets, net	$4,765	$5,261

Acquired below-market leases:
Gross amount	$6,542	$6,552
Accumulated amortization	(3,764)	(3,542)
Acquired below-market leases, net	$2,778	$3,010

As shown in the following table (in thousands), we recognized amortization of below-market leases. The amortization of below-market leases is included as an increase to “Rental revenues” in the accompanying consolidated statements of operations. Also, we recognized amortization of other intangible assets, including acquired leasing commissions, acquired leases in place, acquired tenant relationship costs and acquired other intangibles. The amortization of these intangible assets is included in “Depreciation and amortization” in the accompanying consolidated statements of operations.

	For the year ended December 31,
	2017	2016
Intangible assets amortization	$1,202	$1,365
Acquired below-market lease amortization	$232	$232

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following table summarizes the estimated net amortization of intangible assets and acquired below-market leases at December 31, 2017 for the next five years (in thousands):

	2018	2019	2020	2021	2022	Thereafter	Total	Weighted Average Amort. Period (Years)
Leasing commissions	$758	$619	$469	$313	$196	$389	$2,744	3.1
Leases in place	8	8	8	8	8	59	99	6.5
Tenant relationship costs	24	13	3	3	3	38	84	6.1
Other intangibles	65	65	65	65	65	1,513	1,838	14.8
Intangible assets, net	$855	$705	$545	$389	$272	$1,999	$4,765

Acquired below-market leases	$232	$232	$232	$232	$232	$1,618	$2,778	6.5

5.    Investments in Unconsolidated Joint Ventures

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. See Note 12 for additional information.

At December 31, 2017, we were partners with third parties in two joint ventures, holding one office property, comprised of three buildings and 0.7 million rentable square feet. One of our joint ventures also owns a sports club associated with our City Square property in Phoenix, Arizona. Our ownership interest percentage in each of these joint ventures is 5.0%.

We account for our investments in joint ventures under the equity method of accounting.

The following tables summarize financial information for our unconsolidated joint ventures (in thousands):

	For the year ended December 31,
	2017	2016
Revenues:
Rental	$7,601	$8,754
Other	1,285	2,640
Total revenues	8,886	11,394
Expenses:
Rental operating	7,453	9,123
Depreciation and amortization	3,276	3,604
Interest	2,778	2,885
Total expenses	13,507	15,612
Loss before gain on sale of property	(4,621)	(4,218)
Gain on sale of property	11,421	—
Net income (loss)	$6,800	$(4,218)

Equity in net income (loss) of unconsolidated joint ventures	$1,349	$(219)

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

	December 31, 2017	December 31, 2016
Investment in real estate, net	$43,531	$55,294
Other assets	4,689	9,832
Total assets	$48,220	$65,126

Mortgage and other loans	$40,440	$46,361
Other liabilities	2,085	2,366
Total liabilities	$42,525	$48,727

Investment in unconsolidated joint ventures	$298	$812

6.    Minimum Future Lease Rentals

Future minimum base rentals on non-cancellable office leases for the years succeeding December 31, 2017 are as follows (in thousands):

2018	$19,053
2019	16,692
2020	13,500
2021	10,386
2022	6,557
Thereafter	14,425
Total future minimum base rental revenue	$80,613

The above future minimum base rental revenue excludes tenant reimbursements, amortization of deferred rent receivables and below-market lease intangibles. Some leases are subject to termination options. In general, these leases provide for termination payments should the termination options be exercised. The preceding table is prepared assuming such options are not exercised. Lease termination fees were $0.1 million for the year ended December 31, 2017 and insignificant for the year ended December 31, 2016.

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in rental revenues in the consolidated statements of operations. We recorded $0.2 million and $0.1 million of percentage rental income for the years ended December 31, 2017 and 2016, respectively.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

7.    Accounts Payable and Other Liabilities

Accounts payable and other liabilities consist of the following (in thousands):

	December 31, 2017	December 31, 2016
Accounts payable	$1,383	$516
Interest payable	1,035	907
Deferred revenue	956	944
Security deposits	1,866	1,795
Deferred straight-line ground rent	21,150	19,910
Accrued distributions attributable to Preferred Units	15,909	13,636
Accrued expenses	8,247	6,849
Asset retirement obligations	772	720
Total accounts payable and other liabilities	$51,318	$45,277

8.    Mortgage and Other Loans

The following table sets forth a summary of our mortgage and other loans, net of discount and deferred loan fees (in thousands). The interest rate of each loan is fixed unless otherwise indicated in the footnotes to the table:

Property	December 31, 2017	December 31, 2016	Interest Rate	Maturity Date
Consolidated property loan	$279,051	$279,885	(1)	8/11/2019
Revolving line of credit	25,000	25,000	(2)	12/31/2019
Outstanding principal balance	304,051	304,885
Less: unamortized deferred loan fees, net	(2,870)	(5,186)
Mortgage and other loans, net	$301,181	$299,699
___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the new loan agreement and a balloon remaining principal payment at maturity. The LIBOR portion of the interest rate is subject to a floor of 0.50% and a cap of 3.0%, pursuant to an interest rate cap agreement. As of December 31, 2017, the applicable One-Month LIBOR Rate was 1.432%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of December 31, 2017 the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

In August 2016, our wholly-owned subsidiaries entered into a new loan agreement, the proceeds of which were used to repay in full the existing mortgage loans that were scheduled to mature at various dates commencing August 11, 2016 through November 11, 2016 and to fund leasing and capital expenditure reserves. The new loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the new loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

In connection with the new loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the new loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the new loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the new loan agreement would be reduced by $78.5 million.

Revolving Line of Credit

We are party to a Credit Agreement (the “FHB Credit Facility”) with First Hawaiian Bank (the “Lender”) which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the Lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of December 31, 2017 and 2016, we had outstanding borrowings of $25.0 million under the FHB Credit Facility. During each of the years ended December 31, 2017 and 2016, we recognized $0.3 million in interest to the Lender.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.0% of the entire $25.0 million principal amount of the certificate of deposit. During each of the years ended December 31, 2017 and 2016, we recognized $0.5 million in interest to Shidler LP for the annual fee. As of December 31, 2017, we have accrued approximately $0.9 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

9.    Unsecured Notes Payable to Current and Former Related Parties

At December 31, 2017 and 2016, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by POP Venture, LLC (“Venture”), a Delaware limited liability company controlled by Mr. Shidler, and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 10 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through December 31, 2017, interest payments on these unsecured notes payable have been deferred with the exception of $0.3 million which was related to the notes exchanged for shares of common stock in 2009. At December 31, 2017 and 2016, $23.0 million and $19.1 million, respectively, of accrued interest primarily attributable to these promissory notes is included in the accompanying consolidated balance sheets.

10.    Commitments and Contingencies

Minimum Future Ground Rents

We hold a long-term ground leasehold interest in our Waterfront Plaza property. The Waterfront Plaza ground lease expires December 31, 2060. The annual rental obligation has fixed increases at 5-year intervals until it resets on January 1, 2036, 2041, 2046, 2051, and 2056 to an amount equal to the greater of (i) 8.0% of the fair market value of the land or (ii) the ground rent payable for the prior period.

Ground lease rent expense, including minimum rent and straight-line rent, recorded during each of the years ended December 31, 2017 and 2016 was $4.3 million.

The following table indicates our future minimum ground lease payments of our Waterfront Plaza Property for the years succeeding December 31, 2017 (in thousands):

2018	$2,928
2019	2,928
2020	2,928
2021	3,728
2022	3,728
Thereafter	184,164
Total future minimum ground lease payments	$200,404

Contingencies

From time to time, we may be subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance, subject to deductibles and other customary limitations on recoveries. We believe that the ultimate settlement of these actions will not have a material adverse effect on our consolidated financial position and results of operations or cash flows.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Concentration of Credit Risk

Our operating wholly-owned properties are located in Honolulu. Our operating properties owned in joint ventures are located in Honolulu and Phoenix. The ability of the tenants to honor the terms of their respective leases is dependent upon the economic, regulatory and social factors affecting the markets in which the tenants operate. As of December 31, 2017, no single tenant accounts for 10% or more of our total annualized base rents. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Financial instruments that subject us to credit risk consist primarily of cash, accounts receivable and deferred rents receivable. We maintain our cash and cash equivalents and restricted cash on deposit with what management believes are relatively stable financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to the maximum amount; and, to date, we have not experienced any losses on our invested cash. Restricted cash held by our lenders is maintained in escrow accounts at a major financial institution.

Conditional Asset Retirement Obligations

We record a liability for a conditional asset retirement obligation, defined as a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement is conditional on a future event that may or may not be within a company’s control, when the fair value of the obligation can be reasonably estimated. Depending on the age of the construction, certain properties in our portfolio may contain non-friable asbestos. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which the asbestos, if present, must be handled and disposed. Based on our evaluation of the physical condition and attributes of certain of our properties, we recorded conditional asset retirement obligations related to asbestos removal. As of December 31, 2017 and 2016, the liability in our consolidated balance sheets for conditional asset retirement obligations was $0.8 million and $0.7 million, respectively. The accretion expense was not significant for each of the years ended December 31, 2017 and 2016.

Waterfront Plaza Ground Lease

We are subject to a surrender clause under the Waterfront Plaza ground lease that provides the lessor with the right to require us, at our own expense, to raze and remove all improvements from the leased land, contingent on the lessor’s decision at the time the ground lease expires on December 31, 2060. Accordingly, as of December 31, 2017 and 2016, the liability in our consolidated balance sheets for this asset retirement obligation was $0.5 million as of both dates. The accretion expense was not significant for each of the years ended December 31, 2017 and 2016.

Environmental Matters

We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. While there can be no assurance that a material environmental liability does not exist, we are not currently aware of any environmental liability with respect to the properties that would have a material effect on our financial condition, results of operations, and cash flow. Further, we are not aware of any environmental liability or any unasserted claim or assessment with respect to an environmental liability other than our conditional asset retirement obligations that we believe would require additional disclosure or the recording of a loss contingency.

Capital Commitments

We are required by certain leases and other contractual obligations to complete tenant and building improvements. As of December 31, 2017, we had cash reserves of $6.7 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $6.0 million with other projected obligations of $2.0 million through 2018. We anticipate that our reserves, as well as other sources of liquidity, including existing cash on hand, our cash flows from operations, financing and investing activities will be sufficient to fund our capital expenditure obligations.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Tax Protection Arrangements

A sale of any of our wholly-owned properties that would not provide continued tax deferral to Venture is contractually restricted until March 19, 2018, which is 10 years after the closing of the transaction related to such properties.

In June 2012, we completed the sale of our fee and leasehold interests in our First Insurance Center property, located in Honolulu, Hawaii, to an unaffiliated third party. As a result of the sale, certain contract parties claimed they were entitled to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued $8.3 million of subordinated promissory notes in settlement of the majority of such claims (see Note 9), and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. As a result of the sale, certain contract parties may claim they are entitled to a make-whole cash payment under tax protection agreements relating to the property. We believe that liability under these tax protection agreements is not reasonably estimable at this time since such estimates are contingent upon actual tax losses incurred by the contract parties which is not yet available and accordingly, have not accrued any amounts for any such liability.

Indemnities

The mortgage debt outstanding under our new loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

11.    Equity (Deficit) and Earnings (Loss) per Share

Total Equity (Deficit)

The changes in total equity (deficit) for the period from December 31, 2016 to December 31, 2017 are shown below (in thousands):

	Pacific Office Properties Trust, Inc.	Non-controlling interest - Preferred	Non-controlling interest - Common	Total
Balance at December 31, 2016	$(157,063)	$127,268	$(112,380)	$(142,175)
Net income (loss)	(2,193)	2,273	(13,881)	(13,801)
Dividends and distributions	(1,737)	(2,273)	—	(4,010)
Balance at December 31, 2017	$(160,993)	$127,268	$(126,261)	$(159,986)

Stockholders’ Equity (Deficit)

Our Class A Common Stock (which is quoted in the OTCQB tier of the OTC Marketplace) and our Class B Common Stock are identical in all respects, except that in the event of liquidation the Class B Common Stock will not be entitled to any portion of our net assets, which would, if any, be allocated and distributed to the holders of the Class A Common Stock. Shares of our Class A Common Stock and Class B Common Stock vote together as a single class and each share is entitled to one vote on each matter to be voted upon by our stockholders. Dividends on the Class A Common Stock and Class B Common Stock are payable at the discretion of our Board of Directors.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. It has a $10.00 per share (plus accrued and unpaid dividends) liquidation preference. Subject to the preferential rights of any future series of preferred shares, holders of Senior Common Stock are entitled to receive, when and as authorized by the Company’s Board of Directors and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Holders of Senior Common Stock have the right to vote on all matters presented to stockholders as a single class with holders of the Class A Common Stock, the Class B Common Stock and the Company’s outstanding share of Proportionate Voting Preferred Stock (as discussed below). Each share of the Company’s Class A Common Stock, the Class B Common Stock and the Senior Common Stock is entitled to one vote on each matter to be voted upon by the Company’s stockholders. All outstanding shares of Senior Common Stock may be exchanged, at the option of the holder, for shares of Class A Common Stock. The exchange ratio is to be calculated using a value for our Class A Common Stock based on the average of the trailing 30-day closing price of the Class A Common Stock on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value for the Senior Common Stock of $10.00 per share. In 2017, 51,000 shares of Class A Common Stock were issued in exchange for 5,100 shares of Senior Common Stock. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed. As of December 31, 2017 and 2016, we had a total of 2,405,739 and 2,410,839, respectively, shares of Senior Common Stock issued and outstanding. We do not expect to issue any additional shares of Senior Common Stock.

General Partnership Interest

The Company’s general partnership interest in the Operating Partnership is denominated in a number of Common Units equal to the number of shares of our Class A Common Stock and Class B Common Stock outstanding. Our general partnership interest includes the right to participate in distributions of the Operating Partnership to holders of Common Units in a percentage equal to the quotient obtained by dividing (a) the number of shares of our Class A Common Stock and Class B Common Stock outstanding by (b) the sum of shares of our Class A Common Stock and Class B Common Stock outstanding plus the number of shares of our Class A Common Stock for which the outstanding Common Units of the Operating Partnership may be redeemed. We also hold a number of Senior Common Units corresponding to the number of shares of Senior Common Stock outstanding, which entitle us to receive distributions from the Operating Partnership in an amount per Senior Common Unit equal to the per share dividend payable to holders of our Senior Common Stock.

Non-controlling Interests

Non-controlling interests include the interests in the Operating Partnership that are not owned by the Company, which amounted to all of the Preferred Units and 77.94% of the Common Units outstanding as of December 31, 2017. During the years ended December 31, 2017 and 2016, no Common Units or Preferred Units were redeemed or issued. As of December 31, 2017, 46,698,532 shares of our Class A Common Stock were reserved for issuance upon redemption of outstanding Common Units and Preferred Units.

The Common Units issued upon the completion of our formation transactions on March 19, 2008 are designated as Class B Common Units, which are redeemable by the holder on a one-for-one basis for shares of Class A Common Stock or a new class of Common Units, designated Class C Common Units, which have no redemption rights, as elected by a majority of our independent directors. All other outstanding Common Units are designated as Class A Common Units, which are redeemable by the holders on a one-for-one basis for shares of Class A Common Stock or cash, as elected by a majority of our independent directors. Each Preferred Unit is convertible by the holder into 7.1717 Class B Common Units, but not before the date we consummate an underwritten public offering (of at least $75 million) of our common stock. Class B Common Units received upon conversion of Preferred Units will not be redeemable by the holder as described above for a period of one year after the date of conversion from Preferred Units to Class B Common Units.

The Preferred Units have fixed rights to annual distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit and priority over Common Units in the event of a liquidation of the Operating Partnership. At December 31, 2017, the cumulative unpaid distributions attributable to Preferred Units were $15.9 million. We anticipate continuing to accrue these distributions.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Common Units of all classes and Preferred Units of the Operating Partnership do not have any right to vote on any matters presented to our stockholders. We have outstanding one share of Proportionate Voting Preferred Stock, which is held by Pacific Office Holding, Inc., a corporation owned by Mr. Shidler and certain of our current and former executive officers and other affiliates. The Proportionate Voting Preferred Stock has no dividend rights and minimal rights to distributions in the event of liquidation, but it entitles its holder to vote on all matters for which the holders of Class A Common Stock are entitled to vote. The Proportionate Voting Preferred Stock entitles its holder to cast a number of votes equal to the total number of shares of Class A Common Stock issuable upon redemption for shares of the Class B Common Units and Preferred Units issued in connection with the completion of our formation transactions on March 19, 2008. This number will decrease to the extent that these Class B Common Units are redeemed for shares of Class A Common Stock in the future, but will not increase in the event of future unit issuances by the Operating Partnership. As of December 31, 2017, that share of Proportionate Voting Preferred Stock represented 88% of our voting power. Pacific Office Holding, Inc. has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Class B Common Units and Preferred Units issued in the formation transactions.

As of December 31, 2017, Venture owned 46,173,693 shares of our Class A Common Stock assuming that all Operating Partnership units were fully redeemed for shares on such date, notwithstanding the restrictions on redemption noted above. Assuming the immediate redemption of all the Operating Partnership units held by Venture, Venture and its related parties control 91.4% of the total voting power in the Company.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income or loss attributable to common stockholders by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding during each period. Diluted EPS is computed by dividing net income or loss attributable to common stockholders for the period by the number of shares of Class A Common Stock and Class B Common Stock that would have been outstanding assuming the issuance of shares of Class A Common Stock for all potentially dilutive shares of Class A Common Stock outstanding during each period. Net income or loss in the Operating Partnership is allocated in accordance with the Partnership Agreement among our general partner and limited partner Common Unit holders in accordance with their weighted average ownership percentages in the Operating Partnership of 22.06% and 77.94%, respectively, as of December 31, 2017, after taking into consideration the priority distributions allocated to the limited partner preferred unit holders in the Operating Partnership. The following is the basic and diluted loss per share (in thousands, except share and per share amounts):

	For the year ended December 31,
	2017	2016
Net loss attributable to common stockholders - basic and diluted(1)	$(3,930)	$(3,929)

Weighted average number of common shares	3,953,784	3,941,242
Potentially dilutive common shares(2)	—	—
Weighted average number of common shares outstanding - basic and diluted	3,953,784	3,941,242
Net loss per common share - basic and diluted	$(1.00)	$(1.00)
___________________________

(1)
For each of the years ended December 31, 2017 and 2016, net loss attributable to common stockholders includes $2.3 million of priority allocation to Preferred Unit holders, which is included in non-controlling interests in the consolidated statements of operations. The Company continues to accrue the distributions but does not anticipate paying the distributions in the near term. See below for additional detail.

(2)
For the year ended December 31, 2017, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon redemption of Preferred Units, and 2,405,739 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

For the year ended December 31, 2016, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon redemption of Preferred Units, and 2,410,839 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;
Refer to “Non-controlling Interests” and “Stockholders’ Equity (Deficit)” in this footnote for the redemption and conversion terms and conditions of the Preferred Units and Senior Common Stock.

Dividends and Distributions

For the year ended December 31, 2016, we paid an aggregate of $0.9 million in cash dividends to holders of our Senior Common Stock, representing an amount equal to half the dividends accruing for such periods at the stated annualized rate of 7.25% of the original issue price of $10.00 per share. Dividends declared for each month during such period were paid on or about the 15th day of the following month. Beginning December 2016, we ceased payment of dividends on the Senior Common Stock and accordingly did not pay any dividends on the Senior Common Stock for the year ended December 31, 2017. The difference between the stated dividend and the paid dividend on our outstanding shares of Senior Common Stock (which amounted to $5.0 million in aggregate as of December 31, 2017) will accrue until paid in full, although we do not currently expect to resume the payment of dividends in the foreseeable future.

At December 31, 2017, the cumulative unpaid distributions attributable to Preferred Units were $15.9 million, which we do not anticipate to pay in 2018.

Dividends declared and accrued on the Senior Common Stock are included in “Cumulative deficit” in the accompanying consolidated balance sheets. Accrued distributions on Preferred Units are included in “Non-controlling interests” in the accompanying consolidated balance sheets.

12.    Disposition Activity

Disposition of Unconsolidated Joint Venture Investments

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the final distributed net proceeds amounted to $2.0 million.

Sale of Property

In June 2016, we completed the sale of our fee interest in a vacant parcel of land, located in Phoenix, Arizona, to an unaffiliated third party. As a result of the sale, we recognized a gain of $0.1 million for the year ended December 31, 2016, which is included in “Other” revenues in the accompanying consolidated statements of operations.

Pan Am Building Sale

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to Don Quijote (USA) Co., Ltd. (“Don Quijote”), one of the lenders under the new loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. Because the sale of the Pan Am Building will not be completed until after the expiration of the sale restriction under the tax protection arrangements, the property is classified as held for use in the accompanying consolidated balance sheets as of December 31, 2017 and we will continue to own and operate the property until the completion of the sale. See Note 10 for more discussion on the tax protection arrangements.

Proceeds from the sale of the property will be used to prepay $78.5 million of the principal amount of the new loan agreement, without subject to a spread maintenance prepayment premium, pursuant to the new loan agreement. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by Don Quijote, we have the right to tender a deed to the Pan Am Building property to the lenders under the new loan agreement, subject to the

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Mortgage and the Assignment of Leases on the Pan Am Building property, in which case the principal amount of the new loan agreement would be reduced by $78.5 million.

13.    Related Party Transactions

We are externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Shidler Pacific Advisors is responsible for the day to day operations and management of the Company, including management of our wholly-owned properties. For its services, Shidler Pacific Advisors earned a corporate management fee of $0.2 million per quarter, which is reflected in “General and administrative” expenses in the accompanying consolidated statements of operations for the years ended December 31, 2017 and 2016, and property management fees of 2.5% to 3.0% of the rental cash receipts collected by the wholly-owned properties, and related fees; however, such property management and related fees are required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located.

The fees that were earned by Shidler Pacific Advisors for services relating to property management, corporate management, construction management and other services are summarized in the table below (in thousands):

	For the year ended December 31,
	2017	2016
Property management	$1,913	$2,004
Corporate management	700	700
Construction management and other	97	125
Total	$2,710	$2,829

Shidler Pacific Advisors leases space from us at certain of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.6 million for each of the years ended December 31, 2017 and 2016. At December 31, 2017, we have $1.1 million, primarily related to deferred corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

During each of the years ended December 31, 2017 and 2016, we recognized $0.5 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. As of December 31, 2017, we have accrued approximately $0.9 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets. See Note 8 for more discussion on the FHB Credit Facility, including the security pledge made by Shidler LP.

The mortgage debt outstanding under our new loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. See Note 10 for additional discussion on these indemnities.

At December 31, 2017 and 2016, $23.0 million and $19.1 million, respectively, of accrued interest primarily attributable to unsecured notes payable to current and former related parties is included in the accompanying consolidated balance sheets. See Note 9 for a detailed discussion on these unsecured notes payable.

14.    Fair Value of Financial Instruments

We are required to disclose fair value information about all financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate fair value. We measure and disclose the estimated fair value of financial assets and liabilities utilizing a fair value hierarchy that distinguishes between data obtained from sources independent of the reporting entity and the reporting entity’s own assumptions about market participant assumptions. This hierarchy consists of three broad levels as follows:

Level 1 - using quoted prices in active markets for identical assets or liabilities.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Level 2 - using quoted prices for similar assets or liabilities in active markets, as well as inputs that are observable for the asset or liability, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals.

Level 3 - using unobservable inputs that reflect an entity’s own assumptions that market participants would use when pricing of the asset or liability, to the extent observable inputs are not available.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The fair market value of debt is determined using the trading price of public debt or a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile, including the Company’s non-performance risk (Level 3). Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, restricted cash, rents and other receivables, accounts payable and other liabilities approximate fair value because of the short-term nature of these instruments. We calculate the fair value of our mortgage and other loans by using available market information and discounted cash flows analyses based on borrowing rates we believe we could obtain with similar terms and maturities. Because the valuations of our financial instruments are based on these types of estimates, the actual fair value of our financial instruments may differ materially if our estimates do not prove to be accurate. Additionally, the use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts. The carrying value of the unsecured related party notes approximates its fair value due to the short-term maturity of these liabilities. The carrying value of the revolving line of credit borrowings approximates its fair value since the borrowings bear interest at a variable market rate.

At December 31, 2017, both the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $304.1 million. At December 31, 2016, the carrying value (excluding accrued interest and unamortized discount and deferred loan fees) and estimated fair value of the mortgage and other loans were $304.9 million and $305.1 million, respectively.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

15.    Quarterly Financial Information (unaudited)

The table below reflects the selected quarterly information for the years ended December 31, 2017 and 2016 (in thousands, except for common share information).

	Quarters Ended
	December 31	September 30	June 30	March 31
2017:
Total revenue	$11,445	$11,471	$11,155	$11,423
Net loss	$(3,981)	$(3,773)	$(4,232)	$(1,815)
Net loss attributable to common stockholders	$(1,111)	$(1,059)	$(1,144)	$(616)
Net loss per common share - basic and diluted	$(0.28)	$(0.27)	$(0.29)	$(0.16)
Weighted average number of common shares outstanding - basic and diluted	3,986,764	3,945,481	3,941,242	3,941,242

2016:
Total revenue	$11,098	$10,931	$11,294	$11,454
Net loss	$(3,861)	$(4,105)	$(2,990)	$(3,008)
Net loss attributable to common stockholders	$(1,063)	$(1,116)	$(873)	$(877)
Net loss per common share - basic and diluted	$(0.27)	$(0.29)	$(0.22)	$(0.22)
Weighted average number of common shares outstanding - basic and diluted	3,941,242	3,941,242	3,941,242	3,941,242

ANNEX D

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2018

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission file number:                                                      1-9900

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	86-0602478
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code):   (808) 521-7444

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

APPLICABLE ONLY TO CORPORATE ISSUERS:

As of May 13, 2018, there were issued and outstanding 3,992,142 shares of Class A Common Stock, par value $0.0001 per share; 100 shares of Class B Common Stock, par value $0.0001 per share; and 2,405,739 shares of Senior Common Stock, par value $0.0001 per share.

PACIFIC OFFICE PROPERTIES TRUST, INC.

FORM 10-Q

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements (unaudited).

Pacific Office Properties Trust, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2018	December 31, 2017
ASSETS	(unaudited)
Investments in real estate, net	$130,588	$131,566
Real estate and other assets held for sale	58,087	58,179
Cash and cash equivalents	1,199	1,588
Restricted cash	11,112	12,418
Rents and other receivables, net	974	856
Deferred rents	2,977	2,882
Intangible assets, net	4,197	4,285
Prepaid expenses	1,629	988
Goodwill	37,665	37,665
Investments in unconsolidated joint ventures	243	298
Total assets	$248,671	$250,725

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Mortgage and other loans, net	$301,730	$301,181
Unsecured notes payable to current and former related parties	32,433	32,433
Accounts payable and other liabilities	51,105	49,805
Accrued interest payable to current and former related parties (Note 8)	24,001	23,001
Liabilities of real estate assets held for sale	4,269	4,291
Total liabilities	413,538	410,711

Commitments and contingencies (Note 9)
Equity (cumulative deficit):
Preferred Stock, $0.0001 par value per share, 100,000,000 shares authorized, one share of Proportionate Voting Preferred Stock issued and outstanding at March 31, 2018 and December 31, 2017	—	—
Senior Common Stock, $0.0001 par value per share (liquidation preference $10 per share, $24,057 as of March 31, 2018 and December 31, 2017) 40,000,000 shares authorized, 2,405,739 shares issued and outstanding at March 31, 2018 and December 31, 2017	21,408	21,408
Class A Common Stock, $0.0001 par value per share, 599,999,900 shares authorized, 3,992,142 shares issued and outstanding at March 31, 2018 and December 31, 2017	185	185
Class B Common Stock, $0.0001 par value per share, 100 shares authorized, issued and outstanding at March 31, 2018 and December 31, 2017	—	—
Additional paid-in capital	161	161
Cumulative deficit	(183,824)	(182,747)
Total stockholders’ equity (deficit)	(162,070)	(160,993)
Non-controlling interests:
Preferred unitholders in the Operating Partnership	127,268	127,268
Common unitholders in the Operating Partnership	(130,065)	(126,261)
Total equity (deficit)	(164,867)	(159,986)
Total liabilities and equity (deficit)	$248,671	$250,725

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	For the three months ended March 31,
	2018	2017
Revenue
Rental	$4,248	$4,452
Tenant reimbursements	3,210	3,472
Parking	1,335	1,308
Other	76	67
Total revenue	8,869	9,299
Expenses
Rental property operating	5,189	5,547
General and administrative	417	489
Depreciation and amortization	1,860	1,983
Interest	4,496	4,041
Total expenses	11,962	12,060

Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(3,093)	(2,761)
Equity in net (loss) income of unconsolidated joint ventures	(56)	1,599
Loss from continuing operations	(3,149)	(1,162)
Loss from discontinued operations	(728)	(653)
Net loss	(3,877)	(1,815)

Net (income) loss attributable to non-controlling interests:
Preferred unitholders in the Operating Partnership	(568)	(568)
Common unitholders in the Operating Partnership	3,804	2,204
Net loss attributable to non-controlling interests	3,236	1,636

Net loss attributable to common stockholders before dividends accrued on Senior Common Stock	(641)	(179)
Dividends accrued on Senior Common Stock	(436)	(437)
Net loss attributable to common stockholders	$(1,077)	$(616)

Loss per common share:
Loss from continuing operations	(0.23)	(0.12)
Loss from discontinued operations	(0.04)	(0.04)
Net loss per common share - basic and diluted	$(0.27)	$(0.16)

Weighted average number of common shares outstanding - basic and diluted	3,992,242	3,941,242

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows (in thousands and unaudited)

	For the three months ended March 31,
	2018	2017
Operating activities
Net loss	$(3,877)	$(1,815)
Loss from discontinued operations	(728)	(653)
Loss from continuing operations	(3,149)	(1,162)
Adjustments to reconcile loss from continuing operations to net cash (used in) provided by operating activities - continuing operations:
Depreciation and amortization	1,860	1,983
Deferred rent	(95)	46
Deferred ground rents	310	310
Interest amortization	1,375	1,318
Equity in net loss (income) of unconsolidated joint ventures	56	(1,599)
Bad debt expense	(36)	145
Changes in operating assets and liabilities:
Rents and other receivables	(83)	(149)
Prepaid expenses	(642)	(614)
Accounts payable and other liabilities	(89)	598
Net cash (used in) provided by operating activities - continuing operations	(493)	876
Net cash used in operating activities - discontinued operations	(303)	(82)
Net cash (used in) provided by operating activities	(796)	794

Investing activities
Additions to and improvement of real estate	(760)	(932)
Distributions from unconsolidated joint ventures	—	1,887
Payment of leasing commissions	(121)	(38)
Net cash (used in) provided by investing activities	(881)	917

Financing activities
Repayment of mortgage notes payable	—	(311)
Security deposits	(18)	11
Net cash used in financing activities	(18)	(300)

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows, continued (in thousands and unaudited)

	For the three months ended March 31,
	2018	2017
(Decrease) increase in cash, cash equivalents and restricted cash	(1,695)	1,411
Cash, cash equivalents and restricted cash at beginning of period	14,006	15,496
Cash, cash equivalents and restricted cash at end of period	$12,311	$16,907

Supplemental cash flow information
Interest paid	$4,286	$3,750

Supplemental disclosure of non-cash investing and financing activities
Accrued dividends and distributions	$1,004	$1,005
Change in accrued capital expenditures	$122	$(381)

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements
(unaudited)

1.    Organization and Ownership, Presentation and Going Concern

Pacific Office Properties -

The terms “Pacific Office Properties,” “us,” “we,” and “our” as used in this Quarterly Report on Form 10-Q refer to Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), and its subsidiaries and joint ventures. Through our controlling interest in Pacific Office Properties, L.P. (the “Operating Partnership”), of which we are the sole general partner, and the subsidiaries of the Operating Partnership, we own and operate primarily institutional-quality office properties in Hawaii. We operate in a manner that permits us to satisfy the requirements for taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

Through our Operating Partnership, as of March 31, 2018, we owned three office properties comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Basis of Presentation

The accompanying consolidated financial statements and related disclosures included herein are presented in accordance with United States generally accepted accounting principles (“GAAP”) and include the account balances and transactions of consolidated subsidiaries, which are wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Certain amounts in the consolidated balance sheets and consolidated statements of operations for the prior period have been reclassified to conform to the current period presentation pursuant to Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity with no corresponding net effect on the previously reported consolidated results of operations of the Company.

Certain amounts in the consolidated statements of cash flows for the prior period have been reclassified to conform to the current period presentation pursuant to the adoption of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) with no corresponding effect on the previously reported consolidated results of operations, or financial position of the Company. See Recent Accounting Pronouncements in Note 2 for more discussion on the adoption of this pronouncement.

We have also prepared the accompanying unaudited consolidated financial statements in conformity with the instructions to Form 10-Q and Article 10 of Regulation S-X and, consequently, they do not include all of the annual disclosures required by GAAP. Reference is made to our Annual Report on Form 10-K for the year ended December 31, 2017 for additional disclosures, including a summary of our significant accounting policies. There have been no changes to our significant accounting policies during the three months ended March 31, 2018, except as disclosed in Note 2. In our opinion, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of normal and recurring items, except as otherwise noted, necessary for the fair presentation of our financial position, results of operations and cash flows for the interim periods presented. The results of operations and cash flows for the three months ended March 31, 2018 are not necessarily indicative of future results.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We incurred net losses of $3.9 million and $13.8 million for the three months ended March 31, 2018 and for the year ended December 31, 2017, respectively, and have incurred cumulative net losses since inception of $260.6 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At March 31, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern which is dependent upon raising additional capital on acceptable terms or generating sufficient cash flow to continue operations. No assurance can be given that we will be successful in these efforts.

See “Liquidity” in Note 2 for additional information regarding our financial condition.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary if we are unable to continue as a going concern.

2.    Summary of Significant Accounting Policies

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Liquidity

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

As discussed above, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 11 for more discussion on the contemplated sale of this property.

Following the completion of the sale of the Pan Am Building property, our property portfolio will consist of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a sports club associated with that property.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At March 31, 2018, deferred corporate management fees owed to Shidler Pacific Advisors amounted to $1.1 million, and are included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of March 31, 2018, we had cash reserves of $6.2 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.3 million with other projected discretionary obligations of $1.6 million through 2018. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

As of March 31, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $301.7 million and our unsecured promissory notes with a carrying value of $32.4 million) was $334.2 million, with a weighted average interest rate of 5.86% and a weighted average remaining term of 1.43 years.

As of March 31, 2018, we had a fully-drawn $25.0 million unsecured credit facility scheduled to mature on December 31, 2019. We also had promissory notes payable to certain current and former affiliates in the aggregate outstanding principal amount of $32.4 million (together with accrued and unpaid interest of $24.0 million) scheduled to mature the earlier of (i) December 31, 2019 and (ii) the date on which the Operating Partnership has fully satisfied, or is released from, any liability under the Indemnification Agreement, dated as of September 2, 2009 (as subsequently amended), between the Operating Partnership and Shidler Equities, L.P., a Hawaii limited partnership controlled by Mr. Shidler (“Shidler LP”).

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Investments in Real Estate

Investments in real estate properties are stated at cost, less accumulated depreciation, amortization and impairment. Our wholly-owned properties, all of which were contributed to us at the time of our formation transactions in 2008, are stated at their historical net cost basis in an amount attributable to the ownership interests in such properties owned by Mr. Shidler prior to the formation transactions. Additions to land, buildings and improvements, furniture, fixtures and equipment and construction in progress are recorded at cost.

Estimates of future cash flows and other valuation techniques are used to allocate the acquisition cost of acquired properties among land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place at-market leases, acquired below-market leases, and acquired above- and below-market ground leases.

The fair values of real estate assets acquired are determined on an “as-if-vacant” basis. The “as-if-vacant” fair value is allocated to land, and where applicable, buildings, tenant improvements and equipment based on comparable sales and other relevant information obtained in connection with the acquisition of the property.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Fair value is assigned to below-market leases based on the difference between (a) the contractual amounts to be paid by the tenant based on the existing lease and (b) management’s estimate of current market lease rates for the corresponding in-place leases, over the remaining terms of the in-place leases. Capitalized below-market lease amounts are reflected in “Acquired below-market leases, net,” in the consolidated balance sheets and are amortized as an increase in rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance, net of the security deposit, of the related intangible is written off.

Fair value is also assigned to tenant relationships. Capitalized tenant relationship amounts are included in “Intangible assets, net” in the accompanying consolidated balance sheets and are amortized to “Depreciation and amortization” in the accompanying consolidated statements of operations. Amounts are amortized over the remaining terms of the respective leases even if a tenant vacates prior to the contractual termination of the lease. An adjustment to tenant relationship amounts occurs should the property experience an impairment loss.

The aggregate value of other acquired intangible assets consists of acquired in-place leases. The fair value allocated to acquired in-place leases consists of a variety of components including, but not necessarily limited to: (a) the value associated with avoiding the cost of originating the acquired in-place lease (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (b) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes, insurance and other operating expenses); (c) the value associated with lost rental revenue from existing leases during the assumed lease-up period; and (d) the value associated with any other inducements to secure a tenant lease. The value assigned to acquired in-place leases is amortized over the remaining lives of the related leases.

We record the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at a level of reporting referred to as a reporting unit on an annual basis, during the fourth quarter of each calendar year, or more frequently, if events or changes in circumstances indicate that the asset might be impaired. See “Goodwill” below. An impairment loss for an asset group is allocated to the long-lived assets of the group on a pro-rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset shall not reduce the carrying amount of that asset below its fair value. A description of our testing policy is set forth in “Impairment of Long-Lived Assets” below.

Impairment of Long-Lived Assets

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, we assess the potential for impairment of our long-lived assets, including real estate properties, whenever events occur or a change in circumstances indicate that the recorded carrying value might not be fully recoverable. Indicators of potential impairment include significant decreases in occupancy levels and/or rental rates or a change in strategy that results in a decreased holding period. We determine whether impairment in value has occurred by comparing the estimated future cash flows, undiscounted and excluding interest, expected from the use and eventual disposition of the asset to its carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate or intangible carrying value is reduced to fair value and impairment loss is recognized. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. No impairment charges for our wholly-owned properties were recorded for the three months ended March 31, 2018 or 2017.

Investments in Unconsolidated Joint Ventures

Our investments in joint ventures are accounted for under the equity method of accounting because we exercise significant influence over, but do not control, our joint ventures. Our joint venture partners have substantive participating rights, including approval of and participation in setting operating budgets. Accordingly, we have determined that the equity method of accounting is appropriate for our investments in joint ventures.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Investments in unconsolidated joint ventures are initially recorded at cost and are subsequently adjusted for our proportionate equity in the net income or net loss of the joint ventures, contributions made to, or distributions received from, the joint ventures and other adjustments. Our distributions from our investments in unconsolidated joint ventures are recorded using the nature of the distribution approach. Under this approach, we record distributions of operating profit as part of cash flows from operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statements of cash flows.

We evaluate all investments in accordance with the guidance of FASB Accounting Standards Update No. 2015-02, Consolidation (Topic 810), Amendments to the Consolidation Analysis, which we adopted on January 1, 2016 and which requires us to re-evaluate our joint venture investments to determine whether or not the joint ventures are variable interest entities (“VIEs”) and if they are VIEs, whether or not we are determined to be the primary beneficiary. We would consolidate a VIE if it is determined that we are the primary beneficiary. We use qualitative analyses to determine whether we are the primary beneficiary of a VIE. Consideration of various factors could include, but is not limited to, the purpose and design of the VIE, risks that the VIE was designed to create and pass through, the form of our ownership interest, our representation on the entity’s governing body, the size and seniority of our investment, our ability to participate in policy making decisions, and the rights of the other investors to participate in the decision making process and to replace the manager and/or liquidate the venture, if applicable. Under the amended standards, our joint ventures were determined to be VIEs based on our inability to control the joint ventures due to our lack of substantive kick-out and participating rights over our joint venture partners; however, we are not the primary beneficiaries of these VIEs because we lack the power to direct the activities of the joint ventures and do not have rights to significant financial benefits from each of our joint ventures. As of March 31, 2018, our maximum exposure to loss with respect to this arrangement is limited to the $0.2 million carrying value of our investments in the unconsolidated joint ventures.

Impairment of Investments in Unconsolidated Joint Ventures

Our investment in unconsolidated joint ventures is subject to a periodic impairment review and is considered to be impaired when a decline in fair value is judged to be other-than-temporary. An investment in an unconsolidated joint venture that we identify as having an indicator of impairment is subject to further analysis to determine if the investment is other than temporarily impaired, in which case we write down the investment to its estimated fair value. No impairment charges were recorded in our investments in unconsolidated joint ventures for the three months ended March 31, 2018 or 2017.

Discontinued Operations

The revenue, expenses, impairment and/or gain on sale of operating properties that meet the applicable criteria of FASB Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity are reported as discontinued operations in the consolidated statement of operations. A gain on sale, if any, is recognized in the period the property is disposed of.

In determining whether to report the results of operations, impairment and/or gain on sale of operating properties as discontinued operations, we evaluate whether the property that has been disposed of by sale, disposed of other than by sale or is classified as held for sale represents a strategic shift that has or will have a major effect on our operations and financial results. A strategic shift could include the disposal of a major geographical area, a major line of business, a major equity method investment or other major parts of an entity.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB ASC 360, Property, Plant and Equipment, are met, including when we receive cash deposits towards the purchase of our properties. At that time, we present the non-cash assets and liabilities of the property held for sale separately in our consolidated balance sheets. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. In the event that a property classified as held for sale no longer meets the criteria for held for sale classification, the property is reclassified as held for use at the lower of the fair value or the depreciated basis as if the property had continued to be used.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. Under the tax protection arrangements with POP Venture, LLC, the sale of the Pan Am Building was not expected to be completed until after the expiration of the sale restriction on March 18, 2018, and as a result, the Pan Am Building was classified as held for use in the consolidated balance sheets as of December 31, 2017. See Note 9 for more discussion on the tax protection arrangements. Subsequent to the expiration of the sale restriction under the tax protection arrangements, the property met the held for sale criteria of FASB ASC 360 and as a result, we ceased recording depreciation and amortization on this property. In the accompanying consolidated balance sheets, as of March 31, 2018 and December 31, 2017, the Pan Am Building is classified as held for sale. Accordingly, the results of its operations for the three months ended March 31, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations. We will continue to own and operate the property until the completion of the sale.

Goodwill

We record the excess cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment on an annual basis during the fourth quarter of each calendar year, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The reporting unit’s fair value is calculated as the discounted future cash flows based on management’s best estimate of the applicable capitalization and discount rates. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. An impairment charge is recognized as a charge against income equal to the excess of the carrying value of goodwill over its implied value on the date of the impairment. Factors that may cause goodwill to be impaired include, but may not be limited to, a sustained decline in our stock price and the occurrence, or sustained existence, of adverse economic conditions or decreased cash flow from our properties.

We consider our wholly-owned properties one reporting unit due to similar geographic and economic characteristics. As of March 31, 2018, goodwill of our wholly-owned properties amounted to $37.7 million.

Revenue Recognition

The following four criteria must be met before we recognize revenue and gains:

•	persuasive evidence of an arrangement exists;

•	the delivery has occurred or services rendered;

•	the fee is fixed and determinable; and

•	collectability is reasonably assured.

All of our tenant leases are classified as operating leases. For all leases with scheduled rent increases or other adjustments, minimum rental income is recognized on a straight-line basis over the terms of the related leases. Straight-line rent receivable represents rental revenue recognized on a straight-line basis in excess of billed rents and this amount is included in “Deferred rents” on the accompanying consolidated balance sheets. The straight line rent adjustment included in “Rental revenues” in the accompanying consolidated statements of operations was $0.10 million and $(0.05) million for the three months ended March 31, 2018 and 2017, respectively. Reimbursements from tenants for real estate taxes, excise taxes and other recoverable operating expenses are recognized as revenues in the period the applicable costs are incurred.

Capitalized below-market lease amounts are amortized as an increase to rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in “Rental revenues” in the accompanying consolidated statements of operations.

Rental revenue from parking operations and month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease termination fees, which are included in “Other” revenues of the accompanying consolidated statements of operations, are recognized when the related leases are canceled and we have no continuing obligation to provide services to such former tenants.

“Other” revenue on the accompanying consolidated statements of operations generally includes income incidental to our operations and is recognized when earned.

Tenant Receivables

Tenant receivables are recorded and carried at the amount billable per the applicable lease agreement, less any allowance for doubtful accounts. An allowance for doubtful accounts is made when collection of the full amounts is no longer considered probable. Tenant receivables are included in “Rents and other receivables, net,” in the accompanying consolidated balance sheets. If a tenant fails to make contractual payments beyond any allowance, we may recognize bad debt expense in future periods equal to the amount of unpaid rent. We take into consideration factors including historical termination, default activity and current economic conditions to evaluate the level of reserve necessary. We had an allowance for doubtful accounts of $0.03 million and $0.4 million, as of March 31, 2018 and December 31, 2017, respectively.

We had a total of $1.4 million of lease security available in security deposits, as of both March 31, 2018 and December 31, 2017.

Cash and Cash Equivalents

We consider all short-term cash investments with maturities of three months or less when purchased to be cash equivalents. Restricted cash is excluded from cash and cash equivalents due to its restriction on withdrawal or use.

We maintain cash balances in various financial institutions. At times, the amounts of cash held in financial institutions may exceed the maximum amount insured by the Federal Deposit Insurance Corporation. We do not believe that we are exposed to any significant credit risk on our cash and cash equivalents.

Restricted Cash

Restricted cash primarily includes escrow accounts for real property taxes, insurance, capital expenditures, tenant improvements, ground lease payments, leasing commissions held by our lenders and tenant security deposits.

Mortgage and Other Loans

Mortgage and other loans assumed upon acquisition of related real estate properties are stated at estimated fair value upon their respective dates of assumption, net of unamortized discounts or premiums and deferred loan fees to their outstanding contractual balances. Amortization of discount and the accretion of premiums on mortgage and other loans assumed upon acquisition of related real estate properties are recognized from the date of assumption through their contractual maturity date using the straight line method, which approximates the effective interest method. Deferred loan fees include fees and costs incurred in conjunction with long-term financings and are amortized over the terms of the related debt using a method that approximates the effective interest method. Deferred loan fees are included in “Mortgage and other loans, net” in the accompanying consolidated balance sheets, in accordance with Accounting Standards Update No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. Amortization of deferred loan fees is included in “Interest” in the accompanying consolidated statements of operations.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Repairs, Maintenance and Major Improvements

The costs of ordinary repairs and maintenance are included when incurred in “Rental property operating” expenses in the accompanying consolidated statements of operations. Major improvements that extend the life of an asset are capitalized and depreciated over the remaining useful life of the asset. Our lenders have required us to maintain reserve accounts for the funding of future repairs and capital expenditures, and the balances of these accounts are included in “Restricted cash” on the accompanying consolidated balance sheets.

Leasing Commissions

Leasing commissions are capitalized and amortized on a straight line basis over the life of the related lease. The payment of leasing commissions is included in “Investing activities” on the accompanying consolidated statements of cash flows because we believe that paying leasing commissions for good tenants is a prudent investment in increasing the value of our income-producing assets.

Depreciation and Amortization

Depreciation and amortization are computed using the straight-line method for financial reporting purposes. Buildings and improvements are depreciated over their estimated useful lives which range from five to 42 years. Tenant improvement costs recorded as capital assets are depreciated over the shorter of the tenant’s remaining lease term or the life of the improvement. Furniture, fixtures and equipment are depreciated over three to seven years. Properties that are acquired that are subject to ground leases are depreciated over the lesser of the useful life or the remaining life of the related leases as of the date of assumption of the lease.

Non-Controlling Interests

We account for non-controlling interests in accordance with FASB ASC 810, Consolidation. In accordance with FASB ASC 810, we report non-controlling interests in subsidiaries within equity in the consolidated financial statements, but separate from the parent stockholders’ equity. Net income attributable to non-controlling interests is presented as a reduction from net income in calculating net income available to common stockholders on the statement of operations. Acquisitions or dispositions of non-controlling interests that do not result in a change of control are accounted for as equity transactions. In addition, FASB ASC 810 requires that a parent company recognize a gain or loss in net income when a subsidiary is deconsolidated upon a change in control. In accordance with FASB ASC 480-10, Distinguishing Liabilities from Equity, non-controlling interests that are determined to be redeemable are carried at their redemption value as of the balance sheet date and reported as temporary equity. We periodically evaluate individual non-controlling interests for the ability to continue to recognize the non-controlling interest as permanent equity in the consolidated balance sheets. Any non-controlling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made, the resulting adjustment is recorded in the consolidated statement of operations. See Note 10 for a more detailed discussion.

Preferred Units

The Class A convertible preferred units of the Operating Partnership (“Preferred Units”) have fixed rights to distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit. Accordingly, income or loss of the Operating Partnership is allocated among the general partner interest and limited partner common interests after taking into consideration distribution rights allocable to the Preferred Units.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during each period.

Diluted EPS is computed by dividing net income (loss) available to common stockholders for the period by the weighted average number of common shares that would have been outstanding for the period, assuming the issuance of common shares for all potentially dilutive common shares outstanding during such period.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Income Taxes

We have elected to be taxed as a REIT under the Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we currently distribute at least 90% of our REIT taxable income to our stockholders. Also, at least 95% of gross income in any year must be derived from qualifying sources. We intend to adhere to these requirements and maintain our REIT status. As a REIT, we generally will not be subject to corporate level federal income tax on taxable income that we distribute currently to our stockholders. However, we may be subject to certain state and local taxes on our income and property, and to federal income and excise taxes on our undistributed taxable income, if any. Because we did not have any taxable income to distribute for the year ended December 31, 2017 and the three months ended March 31, 2018, we have not recognized any provision for income taxes.

The Company is subject to the provisions of FASB ASC 740, Income Taxes which prescribes a more-likely-than-not threshold for the financial statement recognition of uncertain tax positions. ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. On a quarterly basis, the Company evaluates the need for income tax accruals in accordance with ASC 740.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 establishes that companies may recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This pronouncement is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. We adopted this pronouncement on January 1, 2018. We evaluated the impact of this pronouncement on our consolidated financial statements by reviewing our revenue streams and concluded that only certain amounts of our parking revenue stream fall under the scope of this pronouncement. We also evaluated the impact of this pronouncement on the timing and recognition of revenues of our parking arrangements and determined there was no change in the recognition of revenues from our current accounting practice. As a result, the adoption of this pronouncement did not have a material effect on our consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842): Section A - Leases: Amendments to the FASB Accounting Standards Codification; Section B - Conforming Amendments Related to Leases: Amendments to the FASB Accounting Standards Codification; and Section C - Background Information and Basis for Conclusions (“ASU 2016-02”). ASU 2016-02 requires lessees to establish a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term on their balance sheets. Lessees will continue to recognize lease expenses on their income statements in a manner similar to current accounting. The guidance also eliminates current real estate-specific provisions for all entities. For lessors, the guidance modifies the classification criteria and the accounting for sales-type and direct financing leases. ASU 2016-02 is effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption of ASU 2016-02 as of its issuance is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. We are currently evaluating the impact of this standard on our leases where we are the lessor. However, for leases where we are the lessee, as with our Waterfront Plaza ground lease, we believe the adoption of this standard will have a material impact on our consolidated balance sheets since we will be required to recognize a right-of-use asset and lease liability for this lease. Our evaluation on the impact of adopting the new leases standard on our consolidated financial statements is still ongoing.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15 Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”). ASU No. 2016-15 provides specific guidance on eight cash flow classification issues, including how debt prepayments or debt extinguishment costs and distributions received from equity method investees are presented. ASU No. 2016-15 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) (“ASU 2016-18”). ASU No. 2016-18 clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. ASU No. 2016-18 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption of ASU 2016-18 as of its issuance is permitted. We adopted this pronouncement on January 1, 2018. As a result of this adoption, we retrospectively reclassified $1.1 million of cash flows related to changes in restricted cash from operating activities and $0.1 million of cash flows related to changes in restricted cash from investing activities on our consolidated statement of cash flows to the cash, cash equivalents and restricted cash balances for the three months ended March 31, 2017.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business (“ASU 2017-01”). ASU No. 2017-01 changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements since each of our wholly-owned properties is defined as a business under ASU 2017-01.

3.    Investments in Real Estate, net

Our investments in real estate, net, at March 31, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	March 31, 2018	December 31, 2017
Land and land improvements	$16,062	$16,062
Building and building improvements	151,438	150,517
Tenant improvements	28,568	27,950
Construction in progress	2,060	2,950
Furniture, fixtures and equipment	1,627	1,592
Investments in real estate	199,755	199,071
Less: accumulated depreciation	(69,167)	(67,505)
Investments in real estate, net	$130,588	$131,566

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

4.     Intangible Assets, net

Our identifiable intangible assets, net, at March 31, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	March 31, 2018	December 31, 2017
Acquired leasing commissions:
Gross amount	$5,399	$5,534
Accumulated amortization	(3,045)	(3,115)
Acquired leasing commissions, net	2,354	2,419

Acquired tenant relationship costs:
Gross amount	5,579	5,579
Accumulated amortization	(5,557)	(5,550)
Acquired tenant relationship costs, net	22	29

Acquired other intangibles:
Gross amount	2,910	2,910
Accumulated amortization	(1,089)	(1,073)
Acquired other intangibles, net	1,821	1,837

Intangible assets, net	$4,197	$4,285

5.    Investments in Unconsolidated Joint Ventures

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. See Note 11 for additional information.

At March 31, 2018, we were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

We account for our investments in joint ventures under the equity method of accounting.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following tables summarize financial information for our unconsolidated joint ventures (in thousands and unaudited):

	For the three months ended March 31,
	2018	2017
Revenues:
Rental	$1,896	$2,245
Other	226	768
Total revenues	2,122	3,013
Expenses:
Rental operating	1,677	2,157
Depreciation and amortization	884	841
Interest	676	722
Total expenses	3,237	3,720
Loss before gain on sale of property	(1,115)	(707)
Gain on sale of property	—	11,744
Net (loss) income	$(1,115)	$11,037

Equity in net (loss) income of unconsolidated joint ventures	$(56)	$1,599

	March 31, 2018	December 31, 2017
Investment in real estate, net	$43,225	$43,531
Other assets	4,739	4,689
Total assets	$47,964	$48,220

Mortgage and other loans	$40,565	$40,440
Other liabilities	2,542	2,085
Total liabilities	$43,107	$42,525

Investments in unconsolidated joint ventures	$243	$298

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

6.     Accounts Payable and Other Liabilities

Accounts payable and other liabilities at March 31, 2018 (unaudited), and at December 31, 2017, consist of the following (in thousands):

	March 31, 2018	December 31, 2017
Accounts payable	$1,078	$1,378
Interest payable	765	751
Deferred revenue	842	684
Security deposits	1,438	1,433
Deferred straight-line ground rent	21,460	21,150
Accrued distributions attributable to Preferred Units	16,477	15,909
Accrued expenses	8,364	7,829
Asset retirement obligations	681	671
Total accounts payable and other liabilities	$51,105	$49,805

7.     Mortgage and Other Loans

The following table sets forth a summary of our mortgage and other loans, net of deferred loan fees, at March 31, 2018 (unaudited), and at December 31, 2017 (in thousands):

	March 31, 2018	December 31, 2017	Interest Rate	Maturity Date
Consolidated property loan	$279,051	$279,051	(1)	8/11/2019
Revolving line of credit	25,000	25,000	(2)	12/31/2019
Outstanding principal balance	304,051	304,051
Less: unamortized deferred loan fees, net	(2,321)	(2,870)
Mortgage and other loans, net	$301,730	$301,181
___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement and a balloon remaining principal payment at maturity. The LIBOR portion of the interest rate is subject to a floor of 0.50% and a cap of 3.0%, pursuant to an interest rate cap agreement. As of March 31, 2018, the applicable One-Month LIBOR Rate was 1.740%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of March 31, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

Revolving Line of Credit

We are party to a Credit Agreement (the “FHB Credit Facility”) with First Hawaiian Bank (the “Lender”) which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of March 31, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility. During each of the three month periods ended March 31, 2018 and 2017, we recognized $0.1 million in interest to the Lender.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.0% of the entire $25.0 million principal amount of the certificate of deposit. During each of the three month periods ended March 31, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee. As of March 31, 2018, we have accrued approximately $1.0 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

8.    Unsecured Notes Payable to Current and Former Related Parties

At March 31, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by POP Venture, LLC (“Venture”), a Delaware limited liability company controlled by Mr. Shidler, and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through March 31, 2018, interest payments on these unsecured notes payable have been deferred with the exception of $0.3 million which was related to the notes exchanged for shares of common stock in 2009. At March 31, 2018 and December 31, 2017, $24.0 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

9.     Commitments and Contingencies

Minimum Future Ground Rents

We hold a long-term ground leasehold interest in our Waterfront Plaza property. The Waterfront Plaza ground lease expires December 31, 2060. The annual rental obligation has fixed increases at 5-year intervals until it resets on January 1, 2036, 2041, 2046, 2051, and 2056 to an amount equal to the greater of (i) 8.0% of the fair market value of the land or (ii) the ground rent payable for the prior period.

Contingencies

From time to time, we may be subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance, subject to deductibles and other customary limitations on recoveries. We believe that the ultimate settlement of these actions will not have a material adverse effect on our consolidated financial position and results of operations or cash flows.

Concentration of Credit Risk

Our operating wholly-owned properties are located in Honolulu. Our operating properties owned in joint ventures are located in Phoenix. The ability of the tenants to honor the terms of their respective leases is dependent upon the economic, regulatory and social factors affecting the markets in which the tenants operate. As of March 31, 2018, no single tenant accounts for 10% or more of our total annualized base rents. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Financial instruments that subject us to credit risk consist primarily of cash, accounts receivable and deferred rents receivable. We maintain our cash and cash equivalents and restricted cash on deposit with what management believes are relatively stable financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to the maximum amount; and, to date, we have not experienced any losses on our invested cash. Restricted cash held by our lenders is maintained in escrow accounts at a major financial institution.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Conditional Asset Retirement Obligations

We record a liability for a conditional asset retirement obligation, defined as a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement is conditional on a future event that may or may not be within a company’s control, when the fair value of the obligation can be reasonably estimated. Depending on the age of the construction, certain properties in our portfolio may contain non-friable asbestos. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which the asbestos, if present, must be handled and disposed. Based on our evaluation of the physical condition and attributes of certain of our properties, we recorded conditional asset retirement obligations related to asbestos removal. As of March 31, 2018 and December 31, 2017, the liability in our consolidated balance sheets for conditional asset retirement obligations was $0.7 million as of both dates. The accretion expense for the three month periods ended March 31, 2018 and 2017 was not significant.

Waterfront Plaza Ground Lease

We are subject to a surrender clause under the Waterfront Plaza ground lease that provides the lessor with the right to require us, at our own expense, to raze and remove all improvements from the leased land, contingent on the lessor’s decision at the time the ground lease expires on December 31, 2060. Accordingly, as of March 31, 2018 and December 31, 2017, the liability in our consolidated balance sheets for this asset retirement obligation was $0.5 million as of both dates. The accretion expense for the three month periods ended March 31, 2018 and 2017 was not significant.

Environmental Matters

We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. While there can be no assurance that a material environmental liability does not exist, we are not currently aware of any environmental liability with respect to the properties that would have a material effect on our financial condition, results of operations, and cash flows. Further, we are not aware of any environmental liability or any unasserted claim or assessment with respect to an environmental liability other than our conditional asset retirement obligations that we believe would require additional disclosure or the recording of a loss contingency.

Capital Commitments

We are required by certain leases and other contractual obligations to complete tenant and building improvements. As of March 31, 2018, we had cash reserves of $6.2 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.3 million with other projected discretionary obligations of $1.6 million through 2018. We anticipate that our reserves, as well as other sources of liquidity, including existing cash on hand, our cash flows from operations, financing and investing activities may not be sufficient to fund our capital expenditure obligations. See Note 1 for discussion on our ability to continue as a going concern.

Tax Protection Arrangements

The sale of any of our wholly-owned properties that would not provide continued tax deferral to Venture was contractually restricted until March 18, 2018, which was 10 years after the closing of the transaction related to such properties. In addition, we had agreed that, during such 10-year period, we would not prepay or defease any mortgage indebtedness of such properties, other than in connection with a concurrent refinancing with non-recourse mortgage debt of an equal or greater amount and subject to certain other restrictions. Furthermore, if such a sale or defeasance was foreseeable, we were required to notify Venture and to cooperate with it in considering strategies to defer or mitigate the recognition of gain under the Code by any of the equity interest holders of the recipient of the Operating Partnership units.

In June 2012, we completed the sale of our fee and leasehold interests in our First Insurance Center property, located in Honolulu, Hawaii, to an unaffiliated third party. As a result of the sale, certain contract parties claimed they were entitled to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued $8.3 million of subordinated promissory notes in settlement of the majority of such claims (see Note 8), and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

Indemnities

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

10.     Equity (Deficit) and Earnings (Loss) per Share

Total Equity (Deficit)

The changes in total equity (deficit) for the period from December 31, 2017 to March 31, 2018 (unaudited) are shown below (in thousands):

	Pacific Office Properties Trust, Inc.	Non-controlling interest - Preferred	Non-controlling interest - Common	Total
Balance at December 31, 2017	$(160,993)	$127,268	$(126,261)	$(159,986)
Net income (loss)	(641)	568	(3,804)	(3,877)
Dividends and distributions	(436)	(568)	—	(1,004)
Balance at March 31, 2018	$(162,070)	$127,268	$(130,065)	$(164,867)

Stockholders’ Equity (Deficit)

Our Class A Common Stock (which is quoted in the OTCQB tier of the OTC Marketplace) and our Class B Common Stock are identical in all respects, except that in the event of liquidation the Class B Common Stock will not be entitled to any portion of our net assets, which would, if any, be allocated and distributed to the holders of the Class A Common Stock. Shares of our Class A Common Stock and Class B Common Stock vote together as a single class and each share is entitled to one vote on each matter to be voted upon by our stockholders. Dividends on the Class A Common Stock and Class B Common Stock are payable at the discretion of our Board of Directors.

Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. It has a $10.00 per share (plus accrued and unpaid dividends) liquidation preference. Subject to the preferential rights of any future series of preferred shares, holders of Senior Common Stock are entitled to receive, when and as authorized by the Company’s Board of Directors, and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Should the dividend payable on the Class A Common Stock exceed the rate of $0.20 per share per annum, the Senior Common Stock dividend would increase by 25% of the amount by which the Class A Common Stock dividend exceeds $0.20 per share per annum. Holders of Senior Common Stock have the right to vote on all matters presented to stockholders as a single class with holders of the Class A Common Stock, the Class B Common Stock and the Company’s outstanding share of Proportionate Voting Preferred Stock (as discussed below). Each share of the Company’s Class A Common Stock, the Class B Common Stock and the Senior Common Stock is entitled to one vote on each matter to be voted upon by the Company’s stockholders. Shares of Senior Common Stock may be exchanged, at the option of the holder, for shares of Class A Common Stock after

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

the fifth anniversary of the issuance of such shares of Senior Common Stock. The exchange ratio is to be calculated using a value for our Class A Common Stock based on the average of the trailing 30-day closing price of the Class A Common Stock on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value for the Senior Common Stock of $10.00 per share. In the first quarter of 2018, no shares of Senior Common Stock were exchanged for Class A Common Stock. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed. As of March 31, 2018 and December 31, 2017, we had a total of 2,405,739 shares of Senior Common Stock issued and outstanding. We terminated our continuous public offering of Senior Common Stock in February 2011 and do not expect to issue any additional shares of Senior Common Stock.

General Partnership Interest

The Company’s general partnership interest in the Operating Partnership is denominated in a number of Common Units equal to the number of shares of our Class A Common Stock and Class B Common Stock outstanding. Our general partnership interest includes the right to participate in distributions of the Operating Partnership to holders of Common Units in a percentage equal to the quotient obtained by dividing (a) the number of shares of our Class A Common Stock and Class B Common Stock outstanding by (b) the sum of shares of our Class A Common Stock and Class B Common Stock outstanding plus the number of shares of our Class A Common Stock for which the outstanding Common Units of the Operating Partnership may be redeemed. We also hold a number of Senior Common Units corresponding to the number of shares of Senior Common Stock outstanding, which entitle us to receive distributions from the Operating Partnership in an amount per Senior Common Unit equal to the per share dividend payable to holders of our Senior Common Stock.

Non-controlling Interests

Non-controlling interests include the interests in the Operating Partnership that are not owned by the Company, which amounted to all of the Preferred Units and 77.94% of the Common Units outstanding as of March 31, 2018. During the three months ended March 31, 2018 and 2017, no Common Units or Preferred Units were redeemed or issued. As of March 31, 2018, 46,698,532 shares of our Class A Common Stock were reserved for issuance upon redemption of outstanding Common Units and Preferred Units.

The Common Units issued upon the completion of our formation transactions on March 19, 2008 are designated as Class B Common Units, which are redeemable by the holder on a one-for-one basis for shares of Class A Common Stock or a new class of Common Units, designated as Class C Common Units, which have no redemption rights, as elected by a majority of our independent directors. All other outstanding Common Units are designated as Class A Common Units, which are redeemable by the holders on a one-for-one basis for shares of Class A Common Stock or cash, as elected by a majority of our independent directors. Each Preferred Unit is convertible by the holder into 7.1717 Class B Common Units, but not before the date we consummate an underwritten public offering (of at least $75 million) of our common stock. Class B Common Units received upon conversion of Preferred Units will not be redeemable by the holder as described above for a period of one year after the date of conversion from Preferred Units to Class B Common Units.

The Preferred Units have fixed rights to annual distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit and priority over Common Units in the event of a liquidation of the Operating Partnership. At March 31, 2018, the cumulative unpaid distributions attributable to Preferred Units were $16.5 million. We anticipate continuing to accrue these distributions.

Common Units of all classes and Preferred Units of the Operating Partnership do not have any right to vote on any matters presented to our stockholders. We have outstanding one share of Proportionate Voting Preferred Stock, which is held by Pacific Office Holding, Inc., a corporation owned by Mr. Shidler and certain of our current and former executive officers and other affiliates. The Proportionate Voting Preferred Stock has no dividend rights and minimal rights to distributions in the event of liquidation, but it entitles its holder to vote on all matters for which the holders of Class A Common Stock are entitled to vote. The Proportionate Voting Preferred Stock entitles its holder to cast a number of votes equal to the total number of shares of Class A Common Stock issuable upon redemption for shares of the Class B Common Units and Preferred Units issued in connection with the completion of our formation transactions on March 19, 2008. This number will decrease to the extent that these Class B Common Units are redeemed for shares of Class A Common Stock

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

in the future, but will not increase in the event of future unit issuances by the Operating Partnership. As of March 31, 2018, that share of Proportionate Voting Preferred Stock represented 88% of our voting power. Pacific Office Holding, Inc. has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Class B Common Units and Preferred Units issued in the formation transactions.

As of March 31, 2018, Venture owned 46,173,693 shares of our Class A Common Stock assuming that all Operating Partnership units were fully redeemed for shares on such date, notwithstanding the restrictions on redemption noted above. Assuming the immediate redemption of all the Operating Partnership units held by Venture, Venture and its related parties control 91.4% of the total voting power in the Company.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income or loss attributable to common stockholders by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding during each period. Diluted EPS is computed by dividing net income or loss attributable to common stockholders for the period by the number of shares of Class A Common Stock and Class B Common Stock that would have been outstanding assuming the issuance of shares of Class A Common Stock for all potentially dilutive shares of Class A Common Stock outstanding during each period. Net income or loss in the Operating Partnership is allocated in accordance with the Partnership Agreement among our general partner and limited partner Common Unit holders in accordance with their weighted average ownership percentages in the Operating Partnership of 22.06% and 77.94%, respectively, as of March 31, 2018, after taking into consideration the priority distributions allocated to the limited partner preferred unit holders in the Operating Partnership.

The following is the basic and diluted loss per share (in thousands, except share and per share amounts, and unaudited):

	For the three months ended March 31,
	2018	2017
Net loss attributable to common stockholders - basic and diluted(1)	$(1,077)	$(616)

Weighted average number of common shares	3,992,242	3,941,242
Potentially dilutive common shares(2)	—	—
Weighted average number of common shares outstanding - basic and diluted	3,992,242	3,941,242
Net loss per common share - basic and diluted	$(0.27)	$(0.16)
___________________________

(1)
For each of the three month periods ended March 31, 2018 and 2017, net loss attributable to common stockholders includes $0.6 million of priority allocation to Preferred Unit holders. These allocations are included in non-controlling interests in the consolidated statements of operations. The Company continues to accrue the distributions but does not anticipate paying the distributions in the near term. See below for additional detail.

(2)
For the three months ended March 31, 2018, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,405,739 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

For the three months ended March 31, 2017, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,410,839 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Refer to “Non-controlling Interests” and “Stockholders’ Equity (Deficit)” in this footnote for the redemption and conversion terms and conditions of the Preferred Units and Senior Common Stock.

Dividends and Distributions

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $5.5 million in aggregate as of March 31, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At March 31, 2018, the cumulative unpaid distributions attributable to Preferred Units were $16.5 million, which we do not anticipate paying in 2018.

Dividends accrued on the Senior Common Stock are included in “Cumulative deficit” in the accompanying consolidated balance sheets. Accrued distributions on Preferred Units are included in “Non-controlling interests” in the accompanying consolidated balance sheets.

11.    Disposition Activity

Disposition of Unconsolidated Joint Venture Investments

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Pan Am Building Sale

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to Don Quijote (USA) Co., Ltd. (“Don Quijote”), one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. Under the tax protection arrangements with POP Venture, LLC, the sale of the Pan Am Building was not expected to be completed until after the expiration of the sale restriction on March 18, 2018, and as a result, the Pan Am Building was classified as held for use in the consolidated balance sheets as of December 31, 2017. See Note 9 for more discussion on the tax protection arrangements. Subsequent to the expiration of the sale restriction under the tax protection arrangements, the property met the held for sale criteria of FASB ASC 360 and as a result, we ceased recording depreciation and amortization on this property. In the accompanying consolidated balance sheets, as of March 31, 2018 and December 31, 2017, the Pan Am Building is classified as held for sale. Accordingly, the results of its operations for the three months ended March 31, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations. We will continue to own and operate the property until the completion of the sale.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following table summarizes the major classes of assets and liabilities of the Pan Am Building property that are classified as held for sale at March 31, 2018 (unaudited) and at December 31, 2017 (in thousands):

	March 31, 2018	December 31, 2017
Investment in real estate, net	$56,822	$57,046
Rents and other receivables, net	131	121
Deferred rents	445	480
Intangible assets, net	465	480
Prepaid expenses	224	52
Total real estate and other assets held for sale	$58,087	$58,179

Accounts payable and other liabilities	1,541	1,513
Acquired below-market leases, net	2,728	2,778
Total liabilities of real estate assets held for sale	$4,269	$4,291

We anticipate to write-off approximately $8.5 million of associated goodwill upon the sale of the Pan Am Building property.

The following table summarizes the operating results of the Pan Am Building property that comprise loss from discontinued operations for the three months ended March 31, 2018 (unaudited) and 2017 (in thousands):

	For the three months ended March 31,
	2018	2017
Revenue	$2,146	$2,123
Expenses	2,874	2,776
Loss from discontinued operations	$(728)	$(653)

Proceeds from the sale of the property will be used to prepay $78.5 million of principal amount of the loan agreement, without subject to a spread maintenance prepayment premium, pursuant to the loan agreement. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by Don Quijote, we have the right to tender a deed to the Pan Am Building property to the lenders under the loan agreement, subject to the Mortgage and the Assignment of Leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

12.     Related Party Transactions

We are externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Shidler Pacific Advisors is responsible for the day to day operations and management of the Company, including management of our wholly-owned properties. For its services, Shidler Pacific Advisors earned a corporate management fee of $0.2 million per quarter, which is reflected in “General and administrative” expenses in the accompanying consolidated statements of operations for the three month periods ended March 31, 2018 and 2017, and property management fees of 2.5% to 3.0% of the rental cash receipts collected by the wholly-owned properties, and related fees; however, such property management and related fees are required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The fees that were earned by Shidler Pacific Advisors for services relating to property management, corporate management, construction management and other services are summarized in the table below (in thousands and unaudited):

	For the three months ended March 31,
	2018	2017
Property management	$482	$490
Corporate management	175	175
Construction management and other	82	29
Total	$739	$694

Shidler Pacific Advisors leases space from us at each of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.2 million for each of the three month periods ended March 31, 2018 and 2017. At March 31, 2018, we have $1.4 million, primarily related to deferred corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

During each of the three month periods ended March 31, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. As of March 31, 2018, we have accrued approximately $1.0 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets. See Note 7 for more discussion on the FHB Credit Facility, including the security pledge made by Shidler LP.

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. See Note 9 for additional discussion on these indemnities.

At March 31, 2018 and December 31, 2017, $24.0 million and $23.0 million, respectively, of accrued interest attributable to unsecured notes payable to current and former related parties is included in the accompanying consolidated balance sheets. See Note 8 for a detailed discussion on these unsecured notes payable.

13.     Fair Value of Financial Instruments

We are required to disclose fair value information about all financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate fair value. We measure and disclose the estimated fair value of financial assets and liabilities utilizing a fair value hierarchy that distinguishes between data obtained from sources independent of the reporting entity and the reporting entity’s own assumptions about market participant assumptions. This hierarchy consists of three broad levels as follows:

Level 1 - using quoted prices in active markets for identical assets or liabilities.

Level 2 - using quoted prices for similar assets or liabilities in active markets, as well as inputs that are observable for the asset or liability, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals.

Level 3 - using unobservable inputs that reflect an entity’s own assumptions that market participants would use when pricing of the asset or liability, to the extent observable inputs are not available.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The fair market value of debt is determined using the trading price of public debt or a discounted cash flow

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile, including the Company’s non-performance risk (Level 3). Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, restricted cash, rents and other receivables, accounts payable and other liabilities approximate fair value because of the short-term nature of these instruments. We calculate the fair value of our mortgage and other loans by using available market information and discounted cash flows analyses based on borrowing rates we believe we could obtain with similar terms and maturities. Because the valuations of our financial instruments are based on these types of estimates, the actual fair value of our financial instruments may differ materially if our estimates do not prove to be accurate. Additionally, the use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts. The carrying value of the unsecured related party notes approximates its fair value due to the short-term maturity of these liabilities. The carrying value of the revolving line of credit borrowings approximates its fair value since the borrowings bear interest at a variable market rate.

At March 31, 2018, the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $304.1 million and $304.2 million, respectively. At December 31, 2017, both the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $304.1 million.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion should be read in conjunction with the other sections of this Quarterly Report on Form 10-Q, including the consolidated financial statements and the related notes thereto that appear in Item 1 of this Quarterly Report on Form 10-Q. Historical results set forth in the consolidated financial statements included in Item 1 and this Section should not be taken as indicative of our future operations.

Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “believe,” “assume,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “plan,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Certain matters discussed in this Quarterly Report on Form 10-Q are forward-looking statements. The risks and uncertainties inherent in such statements may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. You should bear this in mind as you consider forward-looking statements.

Pacific Office Properties Trust, Inc.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Overview

We are an externally advised REIT that owns and operates primarily institutional-quality office properties in Hawaii. As of March 31, 2018, we owned three office properties comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Our advisor is Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

We incurred net losses of $3.9 million and $13.8 million for the three months ended March 31, 2018 and for the year ended December 31, 2017, respectively, and have incurred cumulative net losses since inception of $260.6 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At March 31, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern, which is dependent upon raising additional capital on acceptable terms or generating sufficient cash flow to continue operations. No assurance can be given that we will be successful in these efforts.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We maintain a website at www.pacificofficeproperties.com. The information on or accessible through our website is not part of this Quarterly Report on Form 10-Q. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to such reports are available without charge on our website or upon request to us. In addition, our Code of Business Conduct and Ethics is available without charge on our website or upon request to us. Amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to our executive officers will be posted to our website. We also post or otherwise make available on our website from time to time other information that may be of interest to our investors.

Critical Accounting Policies

This discussion and analysis of the historical financial condition and results of operations is based upon the accompanying consolidated financial statements which have been prepared in accordance with United States generally accepted accounting principles, or GAAP. The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions in certain circumstances that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses in the reporting period. Actual amounts may differ from these estimates and assumptions. These estimates have been evaluated on an ongoing basis, based upon information currently available and on various assumptions that management

Pacific Office Properties Trust, Inc.

believes are reasonable as of the date hereof. In addition, other companies in similar businesses may use different estimation policies and methodologies, which may impact the comparability of the results of operations and financial conditions to those of other companies.

In addition, we identified certain critical accounting policies that affect our more significant estimates and assumptions used in preparing our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. We have not made any material changes to those policies during the period covered by this Quarterly Report on Form 10-Q.

Results of Operations

Our results of operations for the three month periods ended March 31, 2018 and 2017 include the results of our wholly-owned properties (Waterfront Plaza, Davies Pacific Center and Pan Am Building) and our equity in the net income (loss) of our unconsolidated joint ventures.

Overview

As of March 31, 2018, our wholly-owned properties were 80.9% leased, with 212,909 square feet available, under a total of 318 leases. As of that date, 10.4% of our leased square footage was scheduled to expire during 2018 and another 14.8% of our leased square footage was scheduled to expire during 2019.

As of December 31, 2017, our wholly-owned properties were 85.1% leased, with 167,539 square feet available, under a total of 312 leases. As of that date, 18.4% of our leased square footage was scheduled to expire during 2018 and another 14.0% of our leased square footage was scheduled to expire during 2019.

The changes in vacant space for our wholly-owned properties for the period from December 31, 2017 to March 31, 2018 are shown below:

Rentable Square Feet
Vacant space available at the beginning of the period	167,539
Expired or terminated during the period(1)	62,487
Square footage adjustments and exclusions(2)	4,190
Total space available for lease	234,216
New leases	5,654
Renewed leases	15,653
Total space leased during the period	21,307
Vacant space available at the end of the period	212,909
___________________________

(1)	Includes leases that expired on the last day of the prior period.

(2)	Includes adjustments for remeasured square footage, right-to-use leases and month-to-month storage leases.

We receive income primarily from rental revenue (including tenant reimbursements) from our office properties and, to a lesser extent, from our parking revenues. Our office properties are typically leased to tenants with good credit for terms ranging from two to 20 years. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Pacific Office Properties Trust, Inc.

Comparison of the three months ended March 31, 2018 to
the three months ended March 31, 2017 (in thousands)

	2018	2017	$ Change	% Change
Revenue:
Rental	$4,248	$4,452	$(204)	(4.6)%
Tenant reimbursements	3,210	3,472	(262)	(7.5)%
Parking	1,335	1,308	27	2.1%
Other	76	67	9	13.4%
Total revenue	8,869	9,299	(430)	(4.6)%
Expenses:
Rental property operating	5,189	5,547	(358)	(6.5)%
General and administrative	417	489	(72)	(14.7)%
Depreciation and amortization	1,860	1,983	(123)	(6.2)%
Interest	4,496	4,041	455	11.3%
Total expenses	11,962	12,060	(98)	(0.8)%
Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(3,093)	(2,761)	(332)	12.0%
Equity in net (loss) income of unconsolidated joint ventures	(56)	1,599	(1,655)	(103.5)%
Loss from continuing operations	(3,149)	(1,162)	(1,987)	171.0%
Loss from discontinued operations	(728)	(653)	(75)	11.5%

Net loss	$(3,877)	$(1,815)	$(2,062)	113.6%
___________________________

Revenues

Rental revenue. Total rental revenue decreased by $0.2 million, or 4.6%, primarily due to a decrease in rental revenues at Waterfront Plaza as a result of a significant tenant renewing its lease for less space ($0.1 million) and a tenant who vacated its leased premises in the prior year ($0.1 million).

Tenant reimbursements. Total tenant reimbursements decreased by $0.3 million, or 7.5%, primarily due to decreases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.1 million) as compared to the prior year period.

Parking revenue. Total parking revenue increased by an insignificant amount compared to the prior year period.

Other revenue. Total other revenue increased by an insignificant amount compared to the prior year period.

Pacific Office Properties Trust, Inc.

Expenses

Rental property operating expenses. Total rental property operating expenses decreased by $0.4 million, or 6.5%, primarily due to accrued reimbursements in the current year period for janitorial maintenance and parking expenses at Davies Pacific Center ($0.2 million) and a decrease in bad debt expense at Waterfront Plaza ($0.2 million) as compared to the prior year period.

General and administrative expense. Total general and administrative expenses decreased by $0.1 million, or 14.7%, primarily due to a decrease in professional services fees compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expenses decreased by $0.1 million, or 6.2%, primarily due to a decrease in depreciation expenses at Waterfront Plaza as a result of tenant improvements being fully depreciated.

Interest expense. Total interest expense increased by $0.5 million, or 11.3%, primarily due to increases in interest expense attributable to Davies Pacific Center ($0.2 million) and Waterfront Plaza ($0.2 million) and an increase in accrued interest on the unsecured notes payable to current and former related parties ($0.1 million) as compared to the prior year period.

Equity in net (loss) income of unconsolidated joint ventures

Equity in net loss of unconsolidated joint ventures was $0.1 million for the three months ended March 31, 2018 compared to equity in net income of unconsolidated joint ventures of $1.6 million for the three months ended March 31, 2017. The decrease was primarily attributable to the gain on the sale of the Pacific Business News Building property in March 2017.

Loss from discontinued operations

For the three month periods ended March 31, 2018 and 2017, discontinued operations reflect the net results of operations of the Pan Am Building property, which met the criteria to be classified as an asset held for sale as of March 31, 2018. Loss from discontinued operations increased primarily due to an increase in interest expense at Pan Am Building as compared to the prior year period.

Cash Flows

Net cash used in operating activities for the Company for the three months ended March 31, 2018 was $0.8 million compared to net cash provided by operating activities of $0.8 million for the three months ended March 31, 2017. The decrease was primarily the result of a decrease in revenues received from tenants at Davies Pacific Center and Waterfront Plaza ($0.6 million), insurance reimbursements related to janitorial maintenance expenses received in the prior year period ($0.1 million), an increase in cash used in discontinued operations of Pan Am Building ($0.2 million) and an increase in total interest payments ($0.5 million) from the prior year period.

Net cash used in investing activities for the Company for the three months ended March 31, 2018 was $0.9 million compared to net cash provided by investing activities of $0.9 million for the three months ended March 31, 2017. The decrease was primarily the result of a distribution from one of our joint ventures which sold the Pacific Business News Building property in March 2017 ($1.9 million) and an increase in leasing commission payments ($0.1 million) from the prior year period, partially offset by a decrease in capital expenditures ($0.2 million) compared to the prior year period.

Net cash used in financing activities for the three months ended March 31, 2018 was $0.02 million compared to $0.3 million for the three months ended March 31, 2017. The decrease was primarily due to the repayment of mortgage notes payable in the prior year period.

Pacific Office Properties Trust, Inc.

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs.

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

We expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 11 for more discussion on the contemplated sale of this property.

Following the completion of the sale of the Pan Am Building property, our property portfolio will consist of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a sports club associated with that property.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At March 31, 2018, deferred corporate management fees owed to Shidler Pacific Advisors amounted to $1.1 million, and are included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Pacific Office Properties Trust, Inc.

Actual and Potential Sources of Liquidity

Listed below are our actual and potential sources of liquidity in the near term:

•	Unrestricted and restricted cash on hand;

•	Net cash flow generated from operations;

•	Distributions from joint ventures; and/or

•	Asset dispositions.

These sources are essential to our short-term liquidity and financial position, and we cannot assure you that we will be able to successfully access them. If we are unable to generate adequate cash from these sources, we will have liquidity-related problems and may be exposed to significant risks. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017.

Unrestricted and restricted cash on hand

As of March 31, 2018, we had $1.2 million in unrestricted cash and cash equivalents. In addition, we had restricted cash balances of $11.1 million. A summary of our restricted cash reserves is as follows (in thousands):

March 31, 2018
Leasing and capital expenditure reserves	$6,163
Ground lease reserves	—
Tax, insurance and other working capital reserves	1,228
Collateral accounts	1,849
Tenant security deposits	1,872
Total restricted cash	$11,112

The leasing and capital expenditure, ground lease, tax, insurance and other working capital reserves and collateral accounts are held in restricted accounts by our lenders in accordance with the terms of our mortgage loan. These restricted cash accounts are expected to fund (1) anticipated leasing expenditures (primarily commissions and tenant improvement costs) for existing and prospective tenants, (2) non-recurring discretionary capital expenditures, (3) payments for properties subject to ground leases, (4) property taxes and insurance and (5) other obligations. We maintain our tenant security deposits in a separate account at our financial institution.

Net cash flow generated from operations

Our cash flows from operations depend significantly on market rents and the ability of our tenants to make rental payments. While we believe the diversity and high credit quality of our tenants help to mitigate the risk of a significant interruption of our cash flows from operations, the challenging Honolulu office market conditions that we are continuing to experience, increases in interest rates, or the possibility of a downturn or return to recessionary conditions could adversely impact our operating cash flows. Competition to attract and retain high credit-quality tenants remains intense. At the same time, a significant number of our leases at our properties are scheduled to expire over the next several years, and the capital requirements necessary to maintain our current occupancy levels, including payment of leasing commissions, tenant concessions, and anticipated leasing expenditures, could increase. As such, we will continue to closely monitor our tenant renewals, rental rates, competitive market conditions and our cash flows.

We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

Distributions from joint ventures

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were

Pacific Office Properties Trust, Inc.

used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Following the sale of the Pacific Business News Building property, we are currently partners with third parties in two joint ventures, holding one office property and a sports club associated with that property in Phoenix, Arizona. Distributions from our joint ventures depend significantly on our joint ventures’ ability to generate positive cash flow from their rental operations or the sale of properties held by them. Our joint ventures’ ability to successfully manage their operations or identify, negotiate and close sale transactions on acceptable terms or at all is uncertain. We do not expect distributions from joint ventures to be a significant source of liquidity for us in the future.

Asset dispositions

We may seek to raise additional capital by selling our wholly-owned assets, but, following the completion of the sale of our Pan Am Building as discussed below, we will have only two such assets that could be sold to generate net cash proceeds and our ability to do so on acceptable terms or at all is highly uncertain.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to a third party buyer for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 7 for more discussion on the loan agreement and Note 11 for the contemplated sale of our Pan Am Building.

Actual and Potential Uses of Liquidity

The following are the actual and potential uses of our cash in the near term. There may be other uses of our cash that are unexpected (and that are not identified below):

•	Property operating and corporate expenses;

•	Capital expenditures (including building and tenant improvements and leasing commissions); and/or

•	Debt service and financing costs.

Property operating and corporate expenses

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our current business.

Capital expenditures (including building and tenant improvements and leasing commissions)

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of March 31, 2018, we had cash reserves of $6.2 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.3 million with other projected discretionary obligations of $1.6 million through 2018. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

Pacific Office Properties Trust, Inc.

The following table summarizes tenant improvement and leasing commission costs related to new and renewed leases of our wholly-owned properties:

	For the three months ended March 31, 2018
	New Leases	Renewed Leases	Total Leases
Square feet	5,654	15,653	21,307
Tenant improvement costs per square foot(1)	$29.41	$2.14	$9.38
Leasing commission costs per square foot	7.51	3.88	4.84
Total tenant improvement and leasing commission costs per square foot	$36.92	$6.02	$14.22
___________________________

(1)	Based on the negotiated tenant improvement cost budget at the time of lease execution, which may be incurred in a subsequent year and different than actual costs incurred.

Debt service and financing costs

As of March 31, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $301.7 million and our unsecured promissory notes with a carrying value of $32.4 million) was $334.2 million, with a weighted average interest rate of 5.86% and a weighted average remaining term of 1.43 years. See “Indebtedness” below for additional information with respect to our consolidated debt as of March 31, 2018.

Dividends or Other Distributions

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

We did not declare a dividend on our Class A Common Stock during 2017, and do not expect to declare a dividend on our Class A Common Stock in 2018.  Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units during 2017, and does not expect to do so for 2018. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to pay dividends or other distributions on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units.

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $5.5 million in aggregate as of March 31, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At March 31, 2018, the cumulative unpaid distributions attributable to Preferred Units were $16.5 million, which we do not anticipate paying in 2018.

Pacific Office Properties Trust, Inc.

We do not expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017.

Indebtedness

Mortgage and Other Loans

The following table sets forth information relating to our borrowings with respect to our consolidated property loan and our revolving line of credit as of March 31, 2018:

	Amount	Maturity Date
Consolidated property loan(1)	$279,051	8/11/2019
Revolving line of credit(2)	25,000	12/31/2019
Outstanding principal balance	304,051
Less: unamortized deferred loan fees, net	(2,321)
Mortgage and other loans, net	$301,730
 ___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement. The loan may be prepaid in whole prior to its maturity date, subject to a spread maintenance prepayment premium and by providing a 30-day prepayment notice and complying with certain prepayment conditions. As of March 31, 2018, the applicable One-Month LIBOR Rate was 1.740%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of March 31, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

Pacific Office Properties Trust, Inc.

Revolving Line of Credit

We are party to a Credit Agreement, referred to as the FHB Credit Facility, with First Hawaiian Bank, or the Lender, which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the Lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of March 31, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.00% of the entire $25.0 million principal amount of the certificate of deposit.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

Subordinated Promissory Notes

At March 31, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by Venture and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

Pacific Office Properties Trust, Inc.

For the period from March 20, 2008 through March 31, 2018, interest payments on these promissory notes have been deferred with the exception of $0.3 million which was related to notes exchanged for shares of common stock in 2009. At March 31, 2018 and December 31, 2017, $24.0 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

Off-Balance Sheet Arrangements

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

Inflation

We are exposed to inflation risk, as income from long-term leases is the primary source of our cash flows from operations. Because the majority of our leases require tenants to pay most operating expenses, including real estate taxes, utilities, insurance, and increases in common area maintenance expenses, we do not believe our exposure to increases in costs and operating expenses resulting from inflation is material. Furthermore, the majority of our existing leases contain contractual annual rental rate increases, which will at least partially offset the effect of inflation on our operating results.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

Not required.

Item 4. Controls and Procedures.

Evaluation of disclosure controls and procedures -

As required by Rule 13a-15(b) of the Exchange Act, in connection with the filing of this Quarterly Report on Form 10-Q, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of March 31, 2018, the end of the period covered by this report.

Changes in Internal Control Over Financial Reporting -

There have been no changes in our internal control over financial reporting that occurred during the quarter covered by this Quarterly Report on Form 10-Q that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Pacific Office Properties Trust, Inc.

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

We are not currently a party, as plaintiff or defendant, to any legal proceedings which, individually or in the aggregate, are expected by us to have a material effect on our business, financial condition or results of operation if determined adversely to us.

Item 1A. Risk Factors.

Important factors that could cause our actual results to be materially different from the forward-looking statements include the risks factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017. There have been no material changes to the risk factors set forth in those reports. In addition to the other information set forth in this report, you should carefully consider those risk factors, which could materially affect our business, financial condition and results of operations.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

None.

Pacific Office Properties Trust, Inc.

Item 6. Exhibits.

Exhibit No.	Description

3.1
Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.2
Articles Supplementary of the Company dated November 20, 2009 (previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.3
Articles of Amendment of the Company dated November 20, 2009 (previously filed as Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.4
Articles of Amendment of the Company dated January 5, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

3.5
Articles Supplementary of Board of Directors Reclassifying and Designating a series of common stock as Senior Common Stock, dated March 4, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 9, 2010 (File No. 001-09900) and incorporated herein by reference).

3.6
Certificate of Correction to Articles Supplementary, dated April 30, 2010 (previously filed as Exhibit 3.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (File No. 001-09900) and incorporated herein by reference).

3.7
Articles of Amendment of the Company dated November 1, 2010 (previously filed as Exhibit 3.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (File No. 001-09900) and incorporated herein by reference).

3.8
Articles of Amendment of the Company dated May 21, 2012 (previously filed as Exhibit 3.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-09900) and incorporated herein by reference).

3.9
Second Amended and Restated Bylaws dated April 5, 2017 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 25, 2017 (File No. 001-09900) and incorporated herein by reference).

31.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Furnished herewith.)

101	Interactive Data File. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Date:	May 14, 2018	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

ANNEX E

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2018

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission file number:                                                      1-9900

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	86-0602478
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code):   (808) 521-7444

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

APPLICABLE ONLY TO CORPORATE ISSUERS:

As of August 2, 2018, there were issued and outstanding 4,067,334 shares of Class A Common Stock, par value $0.0001 per share; 100 shares of Class B Common Stock, par value $0.0001 per share; and 2,398,220 shares of Senior Common Stock, par value $0.0001 per share.

PACIFIC OFFICE PROPERTIES TRUST, INC.

FORM 10-Q

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements (unaudited).

Pacific Office Properties Trust, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
ASSETS	(unaudited)
Investments in real estate, net	$129,802	$131,566
Real estate and other assets held for sale	58,302	58,179
Cash and cash equivalents	256	1,588
Restricted cash	11,687	12,418
Rents and other receivables, net	906	856
Deferred rents	2,977	2,882
Intangible assets, net	4,148	4,285
Prepaid expenses	1,283	988
Goodwill	37,665	37,665
Investments in unconsolidated joint ventures	238	298
Total assets	$247,264	$250,725

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Mortgage and other loans, net	$302,094	$301,181
Unsecured notes payable to current and former related parties	32,433	32,433
Accounts payable and other liabilities	53,160	49,805
Accrued interest payable to current and former related parties (Note 8)	25,025	23,001
Liabilities of real estate assets held for sale	4,449	4,291
Total liabilities	417,161	410,711

Commitments and contingencies (Note 9)
Equity (cumulative deficit):
Preferred Stock, $0.0001 par value per share, 100,000,000 shares authorized, one share of Proportionate Voting Preferred Stock issued and outstanding at June 30, 2018 and December 31, 2017	—	—
Senior Common Stock, $0.0001 par value per share (liquidation preference $10 per share, $23,982 and $24,057 as of June 30, 2018 and December 31, 2017, respectively) 40,000,000 shares authorized, 2,398,220 and 2,405,739 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	21,333	21,408
Class A Common Stock, $0.0001 par value per share, 599,999,900 shares authorized, 4,067,334 and 3,992,142 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	185	185
Class B Common Stock, $0.0001 par value per share, 100 shares authorized, issued and outstanding at June 30, 2018 and December 31, 2017	—	—
Additional paid-in capital	236	161
Cumulative deficit	(184,966)	(182,747)
Total stockholders’ equity (deficit)	(163,212)	(160,993)
Non-controlling interests:
Preferred unitholders in the Operating Partnership	127,268	127,268
Common unitholders in the Operating Partnership	(133,953)	(126,261)
Total equity (deficit)	(169,897)	(159,986)
Total liabilities and equity (deficit)	$247,264	$250,725

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Revenue
Rental	$4,177	$4,161	$8,425	$8,613
Tenant reimbursements	3,174	3,371	6,384	6,843
Parking	1,416	1,386	2,751	2,694
Other	71	80	147	147
Total revenue	8,838	8,998	17,707	18,297
Expenses
Rental property operating	5,527	5,414	10,716	10,961
General and administrative	405	667	822	1,156
Depreciation and amortization	1,874	2,122	3,734	4,105
Interest	4,725	4,219	9,221	8,260
Total expenses	12,531	12,422	24,493	24,482

Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(3,693)	(3,424)	(6,786)	(6,185)
Equity in net (loss) income of unconsolidated joint ventures	(79)	(127)	(135)	1,472
Loss from continuing operations	(3,772)	(3,551)	(6,921)	(4,713)
Loss from discontinued operations	(272)	(681)	(1,000)	(1,334)
Net loss	(4,044)	(4,232)	(7,921)	(6,047)

Net (income) loss attributable to non-controlling interests:
Preferred unitholders in the Operating Partnership	(568)	(568)	(1,136)	(1,136)
Common unitholders in the Operating Partnership	3,888	4,094	7,692	6,298
Net loss attributable to non-controlling interests	3,320	3,526	6,556	5,162

Net loss attributable to common stockholders before dividends accrued on Senior Common Stock	(724)	(706)	(1,365)	(885)
Dividends accrued on Senior Common Stock	(418)	(438)	(854)	(875)
Net loss attributable to common stockholders	$(1,142)	$(1,144)	$(2,219)	$(1,760)

Loss per common share:
Loss from continuing operations	$(0.27)	$(0.25)	$(0.50)	$(0.37)
Loss from discontinued operations	(0.02)	(0.04)	(0.06)	(0.08)
Net loss per common share - basic and diluted	$(0.29)	$(0.29)	$(0.56)	$(0.45)

Weighted average number of common shares outstanding - basic and diluted	4,000,222	3,941,242	3,996,254	3,941,242

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows (in thousands and unaudited)

	For the six months ended June 30,
	2018	2017
Operating activities
Net loss	$(7,921)	$(6,047)
Loss from discontinued operations	(1,000)	(1,334)
Loss from continuing operations	(6,921)	(4,713)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities - continuing operations:
Depreciation and amortization	3,734	4,105
Deferred rent	(95)	388
Deferred ground rents	620	620
Interest amortization	2,776	2,662
Equity in net loss (income) of unconsolidated joint ventures	135	(1,472)
Bad debt expense	(20)	234
Changes in operating assets and liabilities:
Rents and other receivables	(30)	(213)
Prepaid expenses	(295)	(188)
Accounts payable and other liabilities	349	59
Net cash provided by operating activities - continuing operations	253	1,482
Net cash used in operating activities - discontinued operations	(128)	(38)
Net cash provided by operating activities	125	1,444

Investing activities
Additions to and improvement of real estate	(1,855)	(1,711)
Distributions from unconsolidated joint ventures	—	1,887
Contributions to unconsolidated joint ventures	(75)	(25)
Payment of leasing commissions	(249)	(160)
Net cash used in investing activities	(2,179)	(9)

Financing activities
Repayment of mortgage notes payable	—	(429)
Security deposits	(9)	28
Net cash used in financing activities	(9)	(401)

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows, continued (in thousands and unaudited)

	For the six months ended June 30,
	2018	2017
(Decrease) increase in cash, cash equivalents and restricted cash	(2,063)	1,034
Cash, cash equivalents and restricted cash at beginning of period	14,006	15,496
Cash, cash equivalents and restricted cash at end of period	$11,943	$16,530

Supplemental cash flow information
Interest paid	$8,883	$7,718

Supplemental disclosure of non-cash investing and financing activities
Accrued dividends and distributions	$1,990	$2,010
Change in accrued capital expenditures	$282	$(383)

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements
(unaudited)

1.    Organization and Ownership, Presentation and Going Concern

Pacific Office Properties -

The terms “Pacific Office Properties,” “us,” “we,” and “our” as used in this Quarterly Report on Form 10-Q refer to Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), and its subsidiaries and joint ventures. Through our controlling interest in Pacific Office Properties, L.P. (the “Operating Partnership”), of which we are the sole general partner, and the subsidiaries of the Operating Partnership, we own and operate primarily institutional-quality office properties in Hawaii. We operate in a manner that permits us to satisfy the requirements for taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

Through our Operating Partnership, as of June 30, 2018, we owned three office properties comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Basis of Presentation

The accompanying consolidated financial statements and related disclosures included herein are presented in accordance with United States generally accepted accounting principles (“GAAP”) and include the account balances and transactions of consolidated subsidiaries, which are wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Certain amounts in the consolidated balance sheets and consolidated statements of operations for the prior period have been reclassified to conform to the current period presentation pursuant to Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity with no corresponding net effect on the previously reported consolidated results of operations of the Company.

Certain amounts in the consolidated statements of cash flows for the prior period have been reclassified to conform to the current period presentation pursuant to the adoption of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) with no corresponding effect on the previously reported consolidated results of operations, or financial position of the Company. See Recent Accounting Pronouncements in Note 2 for more discussion on the adoption of this pronouncement.

We have also prepared the accompanying unaudited consolidated financial statements in conformity with the instructions to Form 10-Q and Article 10 of Regulation S-X and, consequently, they do not include all of the annual disclosures required by GAAP. Reference is made to our Annual Report on Form 10-K for the year ended December 31, 2017 for additional disclosures, including a summary of our significant accounting policies. There have been no changes to our significant accounting policies during the six months ended June 30, 2018, except as disclosed in Note 2. In our opinion, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of normal and recurring items, except as otherwise noted, necessary for the fair presentation of our financial position, results of operations and cash flows for the interim periods presented. The results of operations and cash flows for the six months ended June 30, 2018 are not necessarily indicative of future results.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We incurred net losses of $7.9 million and $13.8 million for the six months ended June 30, 2018 and for the year ended December 31, 2017, respectively, and have incurred cumulative net losses since inception of $264.7 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At June 30, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern which is dependent upon raising additional capital on acceptable terms or generating sufficient cash flow to continue operations. No assurance can be given that we will be successful in these efforts.

See “Liquidity” in Note 2 for additional information regarding our financial condition.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary if we are unable to continue as a going concern.

2.    Summary of Significant Accounting Policies

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Liquidity

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

As discussed above, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 11 for more discussion on the contemplated sale of this property.

Following the completion of the sale of the Pan Am Building property, our property portfolio will consist of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a sports club associated with that property.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At June 30, 2018, we have $1.7 million, primarily related to deferred corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of June 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.1 million with other projected discretionary obligations of $2.1 million through June 30, 2019. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

As of June 30, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $302.1 million and our unsecured promissory notes with a carrying value of $32.4 million) was $334.5 million, with a weighted average interest rate of 6.12% and a weighted average remaining term of 1.18 years.

As of June 30, 2018, we had a fully-drawn $25.0 million unsecured credit facility scheduled to mature on December 31, 2019. We also had promissory notes payable to certain current and former affiliates in the aggregate outstanding principal amount of $32.4 million (together with accrued and unpaid interest of $25.0 million) scheduled to mature the earlier of (i) December 31, 2019 and (ii) the date on which the Operating Partnership has fully satisfied, or is released from, any liability under the Indemnification Agreement, dated as of September 2, 2009 (as subsequently amended), between the Operating Partnership and Shidler Equities, L.P., a Hawaii limited partnership controlled by Mr. Shidler (“Shidler LP”).

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Investments in Real Estate

Investments in real estate properties are stated at cost, less accumulated depreciation, amortization and impairment. Our wholly-owned properties, all of which were contributed to us at the time of our formation transactions in 2008, are stated at their historical net cost basis in an amount attributable to the ownership interests in such properties owned by Mr. Shidler prior to the formation transactions. Additions to land, buildings and improvements, furniture, fixtures and equipment and construction in progress are recorded at cost.

Estimates of future cash flows and other valuation techniques are used to allocate the acquisition cost of acquired properties among land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place at-market leases, acquired below-market leases, and acquired above- and below-market ground leases.

The fair values of real estate assets acquired are determined on an “as-if-vacant” basis. The “as-if-vacant” fair value is allocated to land, and where applicable, buildings, tenant improvements and equipment based on comparable sales and other relevant information obtained in connection with the acquisition of the property.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Fair value is assigned to below-market leases based on the difference between (a) the contractual amounts to be paid by the tenant based on the existing lease and (b) management’s estimate of current market lease rates for the corresponding in-place leases, over the remaining terms of the in-place leases. Capitalized below-market lease amounts are reflected in “Acquired below-market leases, net,” in the consolidated balance sheets and are amortized as an increase in rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance, net of the security deposit, of the related intangible is written off.

Fair value is also assigned to tenant relationships. Capitalized tenant relationship amounts are included in “Intangible assets, net” in the accompanying consolidated balance sheets and are amortized to “Depreciation and amortization” in the accompanying consolidated statements of operations. Amounts are amortized over the remaining terms of the respective leases even if a tenant vacates prior to the contractual termination of the lease. An adjustment to tenant relationship amounts occurs should the property experience an impairment loss.

The aggregate value of other acquired intangible assets consists of acquired in-place leases. The fair value allocated to acquired in-place leases consists of a variety of components including, but not necessarily limited to: (a) the value associated with avoiding the cost of originating the acquired in-place lease (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (b) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes, insurance and other operating expenses); (c) the value associated with lost rental revenue from existing leases during the assumed lease-up period; and (d) the value associated with any other inducements to secure a tenant lease. The value assigned to acquired in-place leases is amortized over the remaining lives of the related leases.

We record the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at a level of reporting referred to as a reporting unit on an annual basis, during the fourth quarter of each calendar year, or more frequently, if events or changes in circumstances indicate that the asset might be impaired. See “Goodwill” below. An impairment loss for an asset group is allocated to the long-lived assets of the group on a pro-rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset shall not reduce the carrying amount of that asset below its fair value. A description of our testing policy is set forth in “Impairment of Long-Lived Assets” below.

Impairment of Long-Lived Assets

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, we assess the potential for impairment of our long-lived assets, including real estate properties, whenever events occur or a change in circumstances indicate that the recorded carrying value might not be fully recoverable. Indicators of potential impairment include significant decreases in occupancy levels and/or rental rates or a change in strategy that results in a decreased holding period. We determine whether impairment in value has occurred by comparing the estimated future cash flows, undiscounted and excluding interest, expected from the use and eventual disposition of the asset to its carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate or intangible carrying value is reduced to fair value and impairment loss is recognized. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. No impairment charges for our wholly-owned properties were recorded for the three and six month periods ended June 30, 2018 or 2017.

Investments in Unconsolidated Joint Ventures

Our investments in joint ventures are accounted for under the equity method of accounting because we exercise significant influence over, but do not control, our joint ventures. Our joint venture partners have substantive participating rights, including approval of and participation in setting operating budgets. Accordingly, we have determined that the equity method of accounting is appropriate for our investments in joint ventures.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Investments in unconsolidated joint ventures are initially recorded at cost and are subsequently adjusted for our proportionate equity in the net income or net loss of the joint ventures, contributions made to, or distributions received from, the joint ventures and other adjustments. Our distributions from our investments in unconsolidated joint ventures are recorded using the nature of the distribution approach. Under this approach, we record distributions of operating profit as part of cash flows from operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statements of cash flows.

We evaluate all investments in accordance with the guidance of FASB Accounting Standards Update No. 2015-02, Consolidation (Topic 810), Amendments to the Consolidation Analysis, which we adopted on January 1, 2016 and which requires us to re-evaluate our joint venture investments to determine whether or not the joint ventures are variable interest entities (“VIEs”) and if they are VIEs, whether or not we are determined to be the primary beneficiary. We would consolidate a VIE if it is determined that we are the primary beneficiary. We use qualitative analyses to determine whether we are the primary beneficiary of a VIE. Consideration of various factors could include, but is not limited to, the purpose and design of the VIE, risks that the VIE was designed to create and pass through, the form of our ownership interest, our representation on the entity’s governing body, the size and seniority of our investment, our ability to participate in policy making decisions, and the rights of the other investors to participate in the decision making process and to replace the manager and/or liquidate the venture, if applicable. Under the amended standards, our joint ventures were determined to be VIEs based on our inability to control the joint ventures due to our lack of substantive kick-out and participating rights over our joint venture partners; however, we are not the primary beneficiaries of these VIEs because we lack the power to direct the activities of the joint ventures and do not have rights to significant financial benefits from each of our joint ventures. As of June 30, 2018, our maximum exposure to loss with respect to this arrangement is limited to the $0.2 million carrying value of our investments in the unconsolidated joint ventures.
Impairment of Investments in Unconsolidated Joint Ventures

Our investment in unconsolidated joint ventures is subject to a periodic impairment review and is considered to be impaired when a decline in fair value is judged to be other-than-temporary. An investment in an unconsolidated joint venture that we identify as having an indicator of impairment is subject to further analysis to determine if the investment is other than temporarily impaired, in which case we write down the investment to its estimated fair value. No impairment charges were recorded in our investments in unconsolidated joint ventures for the three and six month periods ended June 30, 2018 or 2017.

Discontinued Operations

The revenue, expenses, impairment and/or gain on sale of operating properties that meet the applicable criteria of FASB Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity are reported as discontinued operations in the consolidated statement of operations. A gain on sale, if any, is recognized in the period the property is disposed of.

In determining whether to report the results of operations, impairment and/or gain on sale of operating properties as discontinued operations, we evaluate whether the property that has been disposed of by sale, disposed of other than by sale or is classified as held for sale represents a strategic shift that has or will have a major effect on our operations and financial results. A strategic shift could include the disposal of a major geographical area, a major line of business, a major equity method investment or other major parts of an entity.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB ASC 360, Property, Plant and Equipment, are met, including when we receive cash deposits towards the purchase of our properties. At that time, we present the non-cash assets and liabilities of the property held for sale separately in our consolidated balance sheets. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. In the event that a property classified as held for sale no longer meets the criteria for held for sale classification, the property is reclassified as held for use at the lower of the fair value or the depreciated basis as if the property had continued to be used.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. Under the tax protection arrangements with POP Venture, LLC, the sale of the Pan Am Building was not expected to be completed until after the expiration of the sale restriction on March 18, 2018, and as a result, the Pan Am Building was classified as held for use in the consolidated balance sheets as of December 31, 2017. See Note 9 for more discussion on the tax protection arrangements. Subsequent to the expiration of the sale restriction under the tax protection arrangements, the property met the held for sale criteria of FASB ASC 360 as the impending sale represented a strategic shift in our operations and as a result, we ceased recording depreciation and amortization on this property. In the accompanying consolidated balance sheets, as of June 30, 2018 and December 31, 2017, the Pan Am Building is classified as held for sale. Accordingly, the results of its operations for the three and six month periods ended June 30, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations. We will continue to own and operate the property until the completion of the sale.

Goodwill

We record the excess cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment on an annual basis during the fourth quarter of each calendar year, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The reporting unit’s fair value is calculated as the discounted future cash flows based on management’s best estimate of the applicable capitalization and discount rates. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. An impairment charge is recognized as a charge against income equal to the excess of the carrying value of goodwill over its implied value on the date of the impairment. Factors that may cause goodwill to be impaired include, but may not be limited to, a sustained decline in our stock price and the occurrence, or sustained existence, of adverse economic conditions or decreased cash flow from our properties.

We consider our wholly-owned properties one reporting unit due to similar geographic and economic characteristics. As of June 30, 2018, goodwill of our wholly-owned properties amounted to $37.7 million. See Note 11 for discussion on the goodwill associated with the impending sale of the Pan Am Building property.

Revenue Recognition

The following four criteria must be met before we recognize revenue and gains:

•	persuasive evidence of an arrangement exists;

•	the delivery has occurred or services rendered;

•	the fee is fixed and determinable; and

•	collectability is reasonably assured.

All of our tenant leases are classified as operating leases. For all leases with scheduled rent increases or other adjustments, minimum rental income is recognized on a straight-line basis over the terms of the related leases. Straight-line rent receivable represents rental revenue recognized on a straight-line basis in excess of billed rents and this amount is included in “Deferred rents” on the accompanying consolidated balance sheets. The straight line rent adjustment included in “Rental revenues” in the accompanying consolidated statements of operations was insignificant for the three months ended June 30, 2018, $(0.34) million for the three months ended June 30, 2017, and $(0.10) million and $(0.39) million for the six months ended June 30, 2018 and 2017, respectively. Reimbursements from tenants for real estate taxes, excise taxes and other recoverable operating expenses are recognized as revenues in the period the applicable costs are incurred.

Capitalized below-market lease amounts are amortized as an increase to rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in “Rental revenues” in the accompanying consolidated statements of operations.

Rental revenue from parking operations and month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease termination fees, which are included in “Other” revenues of the accompanying consolidated statements of operations, are recognized when the related leases are canceled and we have no continuing obligation to provide services to such former tenants.

“Other” revenue on the accompanying consolidated statements of operations generally includes income incidental to our operations and is recognized when earned.

Tenant Receivables

Tenant receivables are recorded and carried at the amount billable per the applicable lease agreement, less any allowance for doubtful accounts. An allowance for doubtful accounts is made when collection of the full amounts is no longer considered probable. Tenant receivables are included in “Rents and other receivables, net,” in the accompanying consolidated balance sheets. If a tenant fails to make contractual payments beyond any allowance, we may recognize bad debt expense in future periods equal to the amount of unpaid rent. We take into consideration factors including historical termination, default activity and current economic conditions to evaluate the level of reserve necessary. We had an allowance for doubtful accounts of $0.04 million and $0.4 million, as of June 30, 2018 and December 31, 2017, respectively.

We had a total of $1.4 million of lease security available in security deposits, as of both June 30, 2018 and December 31, 2017.

Cash and Cash Equivalents

We consider all short-term cash investments with maturities of three months or less when purchased to be cash equivalents. Restricted cash is excluded from cash and cash equivalents due to its restriction on withdrawal or use.

We maintain cash balances in various financial institutions. At times, the amounts of cash held in financial institutions may exceed the maximum amount insured by the Federal Deposit Insurance Corporation. We do not believe that we are exposed to any significant credit risk on our cash and cash equivalents.

Restricted Cash

Restricted cash primarily includes escrow accounts for real property taxes, insurance, capital expenditures, tenant improvements, ground lease payments, leasing commissions held by our lenders and tenant security deposits.

Mortgage and Other Loans

Mortgage and other loans assumed upon acquisition of related real estate properties are stated at estimated fair value upon their respective dates of assumption, net of unamortized discounts or premiums and deferred loan fees to their outstanding contractual balances. Amortization of discount and the accretion of premiums on mortgage and other loans assumed upon acquisition of related real estate properties are recognized from the date of assumption through their contractual maturity date using the straight line method, which approximates the effective interest method. Deferred loan fees include fees and costs incurred in conjunction with long-term financings and are amortized over the terms of the related debt using a method that approximates the effective interest method. Deferred loan fees are included in “Mortgage and other loans, net” in the accompanying consolidated balance sheets, in accordance with Accounting Standards Update No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. Amortization of deferred loan fees is included in “Interest” in the accompanying consolidated statements of operations.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Repairs, Maintenance and Major Improvements

The costs of ordinary repairs and maintenance are included when incurred in “Rental property operating” expenses in the accompanying consolidated statements of operations. Major improvements that extend the life of an asset are capitalized and depreciated over the remaining useful life of the asset. Our lenders have required us to maintain reserve accounts for the funding of future repairs and capital expenditures, and the balances of these accounts are included in “Restricted cash” on the accompanying consolidated balance sheets.

Leasing Commissions

Leasing commissions are capitalized and amortized on a straight line basis over the life of the related lease. The payment of leasing commissions is included in “Investing activities” on the accompanying consolidated statements of cash flows because we believe that paying leasing commissions for good tenants is a prudent investment in increasing the value of our income-producing assets.

Depreciation and Amortization

Depreciation and amortization are computed using the straight-line method for financial reporting purposes. Buildings and improvements are depreciated over their estimated useful lives which range from five to 42 years. Tenant improvement costs recorded as capital assets are depreciated over the shorter of the tenant’s remaining lease term or the life of the improvement. Furniture, fixtures and equipment are depreciated over three to seven years. Properties that are acquired that are subject to ground leases are depreciated over the lesser of the useful life or the remaining life of the related leases as of the date of assumption of the lease.

Non-Controlling Interests

We account for non-controlling interests in accordance with FASB ASC 810, Consolidation. In accordance with FASB ASC 810, we report non-controlling interests in subsidiaries within equity in the consolidated financial statements, but separate from the parent stockholders’ equity. Net income attributable to non-controlling interests is presented as a reduction from net income in calculating net income available to common stockholders on the statement of operations. Acquisitions or dispositions of non-controlling interests that do not result in a change of control are accounted for as equity transactions. In addition, FASB ASC 810 requires that a parent company recognize a gain or loss in net income when a subsidiary is deconsolidated upon a change in control. In accordance with FASB ASC 480-10, Distinguishing Liabilities from Equity, non-controlling interests that are determined to be redeemable are carried at their redemption value as of the balance sheet date and reported as temporary equity. We periodically evaluate individual non-controlling interests for the ability to continue to recognize the non-controlling interest as permanent equity in the consolidated balance sheets. Any non-controlling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made, the resulting adjustment is recorded in the consolidated statement of operations. See Note 10 for a more detailed discussion.

Preferred Units

The Class A convertible preferred units of the Operating Partnership (“Preferred Units”) have fixed rights to distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit. Accordingly, income or loss of the Operating Partnership is allocated among the general partner interest and limited partner common interests after taking into consideration distribution rights allocable to the Preferred Units.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during each period.

Diluted EPS is computed by dividing net income (loss) available to common stockholders for the period by the weighted average number of common shares that would have been outstanding for the period, assuming the issuance of common shares for all potentially dilutive common shares outstanding during such period.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Income Taxes

We have elected to be taxed as a REIT under the Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we currently distribute at least 90% of our REIT taxable income to our stockholders. Also, at least 95% of gross income in any year must be derived from qualifying sources. We intend to adhere to these requirements and maintain our REIT status. As a REIT, we generally will not be subject to corporate level federal income tax on taxable income that we distribute currently to our stockholders. However, we may be subject to certain state and local taxes on our income and property, and to federal income and excise taxes on our undistributed taxable income, if any. Because we did not have any taxable income to distribute for the year ended December 31, 2017 and the six months ended June 30, 2018, we have not recognized any provision for income taxes.

The Company is subject to the provisions of FASB ASC 740, Income Taxes which prescribes a more-likely-than-not threshold for the financial statement recognition of uncertain tax positions. ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. On a quarterly basis, the Company evaluates the need for income tax accruals in accordance with ASC 740.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 establishes that companies may recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This pronouncement is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. We adopted this pronouncement on January 1, 2018. We evaluated the impact of this pronouncement on our consolidated financial statements by reviewing our revenue streams and concluded that only certain amounts of our parking revenue stream fall under the scope of this pronouncement. We also evaluated the impact of this pronouncement on the timing and recognition of revenues of our parking arrangements and determined there was no change in the recognition of revenues from our current accounting practice. As a result, the adoption of this pronouncement did not have a material effect on our consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842): Section A - Leases: Amendments to the FASB Accounting Standards Codification; Section B - Conforming Amendments Related to Leases: Amendments to the FASB Accounting Standards Codification; and Section C - Background Information and Basis for Conclusions (“ASU 2016-02”). ASU 2016-02 requires lessees to establish a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term on their balance sheets. Lessees will continue to recognize lease expenses on their income statements in a manner similar to current accounting. The guidance also eliminates current real estate-specific provisions for all entities. For lessors, the guidance modifies the classification criteria and the accounting for sales-type and direct financing leases. ASU 2016-02 is effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption of ASU 2016-02 as of its issuance is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. We are currently evaluating the impact of this standard on our leases where we are the lessor. However, for leases where we are the lessee, as with our Waterfront Plaza ground lease, we believe the adoption of this standard will have a material impact on our consolidated balance sheets since we will be required to recognize a right-of-use asset and lease liability for this lease. Our evaluation on the impact of adopting the new leases standard on our consolidated financial statements is still ongoing.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15 Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”). ASU No. 2016-15 provides specific guidance on eight cash flow classification issues, including how debt prepayments or debt extinguishment costs and distributions received from equity method investees are presented. ASU No. 2016-15 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) (“ASU 2016-18”). ASU No. 2016-18 clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. ASU No. 2016-18 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We adopted this pronouncement on January 1, 2018. As a result of this adoption, we retrospectively reclassified $0.4 million of cash flows related to changes in restricted cash from operating activities and $(0.2) million of cash flows related to changes in restricted cash from investing activities on our consolidated statement of cash flows to the cash, cash equivalents and restricted cash balances for the six months ended June 30, 2017.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business (“ASU 2017-01”). ASU No. 2017-01 changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements since each of our wholly-owned properties is defined as a business under ASU 2017-01.

3.    Investments in Real Estate, net

Our investments in real estate, net, at June 30, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	June 30, 2018	December 31, 2017
Land and land improvements	$16,062	$16,062
Building and building improvements	153,152	150,517
Tenant improvements	28,893	27,950
Construction in progress	881	2,950
Furniture, fixtures and equipment	1,627	1,592
Investments in real estate	200,615	199,071
Less: accumulated depreciation	(70,813)	(67,505)
Investments in real estate, net	$129,802	$131,566

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

4.     Intangible Assets, net

Our identifiable intangible assets, net, at June 30, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	June 30, 2018	December 31, 2017
Acquired leasing commissions:
Gross amount	$5,443	$5,534
Accumulated amortization	(3,117)	(3,115)
Acquired leasing commissions, net	2,326	2,419

Acquired tenant relationship costs:
Gross amount	5,579	5,579
Accumulated amortization	(5,561)	(5,550)
Acquired tenant relationship costs, net	18	29

Acquired other intangibles:
Gross amount	2,910	2,910
Accumulated amortization	(1,106)	(1,073)
Acquired other intangibles, net	1,804	1,837

Intangible assets, net	$4,148	$4,285

5.    Investments in Unconsolidated Joint Ventures

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. See Note 11 for additional information.

At June 30, 2018, we were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following tables summarize financial information for our unconsolidated joint ventures (in thousands and unaudited):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Revenues:
Rental	$1,617	$1,895	$3,513	$4,140
Other	158	217	384	985
Total revenues	1,775	2,112	3,897	5,125
Expenses:
Rental operating	1,924	1,850	3,601	4,007
Depreciation and amortization	726	649	1,610	1,490
Interest	718	668	1,394	1,390
Total expenses	3,368	3,167	6,605	6,887
Loss before gain on sale of property	(1,593)	(1,055)	(2,708)	(1,762)
Gain (loss) on sale of property	—	(323)	—	11,421
Net (loss) income	$(1,593)	$(1,378)	$(2,708)	$9,659

Equity in net (loss) income of unconsolidated joint ventures	$(79)	$(127)	$(135)	$1,472

	June 30, 2018	December 31, 2017
Investment in real estate, net	$42,809	$43,531
Other assets	4,801	4,689
Total assets	$47,610	$48,220

Mortgage and other loans	$40,565	$40,440
Other liabilities	2,283	2,085
Total liabilities	$42,848	$42,525

Investments in unconsolidated joint ventures	$238	$298

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

6.     Accounts Payable and Other Liabilities

Accounts payable and other liabilities at June 30, 2018 (unaudited), and at December 31, 2017, consist of the following (in thousands):

	June 30, 2018	December 31, 2017
Accounts payable	$1,773	$1,378
Interest payable	766	751
Deferred revenue	592	684
Security deposits	1,447	1,433
Deferred straight-line ground rent	21,771	21,150
Accrued distributions attributable to Preferred Units	17,045	15,909
Accrued expenses	9,081	7,829
Asset retirement obligations	685	671
Total accounts payable and other liabilities	$53,160	$49,805

7.     Mortgage and Other Loans

The following table sets forth a summary of our mortgage and other loans, net of deferred loan fees, at June 30, 2018 (unaudited), and at December 31, 2017 (in thousands):

	June 30, 2018	December 31, 2017	Interest Rate	Maturity Date
Consolidated property loan	$279,051	$279,051	(1)	8/11/2019
Revolving line of credit	25,000	25,000	(2)	12/31/2019
Outstanding principal balance	304,051	304,051
Less: unamortized deferred loan fees, net	(1,957)	(2,870)
Mortgage and other loans, net	$302,094	$301,181
___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement and a balloon remaining principal payment at maturity. The LIBOR portion of the interest rate is subject to a floor of 0.50% and a cap of 3.0%, pursuant to an interest rate cap agreement. As of June 30, 2018, the applicable One-Month LIBOR Rate was 2.047%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of June 30, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

Revolving Line of Credit

We are party to a Credit Agreement (the “FHB Credit Facility”) with First Hawaiian Bank (the “Lender”) which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of June 30, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility. During each of the three and six month periods ended June 30, 2018 and 2017, we recognized $0.1 million in interest to the Lender.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.0% of the entire $25.0 million principal amount of the certificate of deposit. During each of the three month periods ended June 30, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee. During each of the six month periods ended June 30, 2018 and 2017, we recognized $0.2 million in interest to Shidler LP for the annual fee. As of June 30, 2018, we have accrued approximately $1.1 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

8.    Unsecured Notes Payable to Current and Former Related Parties

At June 30, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by POP Venture, LLC (“Venture”), a Delaware limited liability company controlled by Mr. Shidler, and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through June 30, 2018, interest payments on these unsecured notes payable have been deferred with the exception of $0.3 million which was related to the notes exchanged for shares of common stock in 2009. At June 30, 2018 and December 31, 2017, $25.0 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

9.     Commitments and Contingencies

Minimum Future Ground Rents

We hold a long-term ground leasehold interest in our Waterfront Plaza property. The Waterfront Plaza ground lease expires December 31, 2060. The annual rental obligation has fixed increases at 5-year intervals until it resets on January 1, 2036, 2041, 2046, 2051, and 2056 to an amount equal to the greater of (i) 8.0% of the fair market value of the land or (ii) the ground rent payable for the prior period.

Contingencies

From time to time, we may be subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance, subject to deductibles and other customary limitations on recoveries. We believe that the ultimate settlement of these actions will not have a material adverse effect on our consolidated financial position and results of operations or cash flows.

Concentration of Credit Risk

Our operating wholly-owned properties are located in Honolulu. Our operating properties owned in joint ventures are located in Phoenix. The ability of the tenants to honor the terms of their respective leases is dependent upon the economic, regulatory and social factors affecting the markets in which the tenants operate. As of June 30, 2018, no single tenant accounts for 10% or more of our total annualized base rents. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Financial instruments that subject us to credit risk consist primarily of cash, accounts receivable and deferred rents receivable. We maintain our cash and cash equivalents and restricted cash on deposit with what management believes are relatively stable financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to the maximum amount; and, to date, we have not experienced any losses on our invested cash. Restricted cash held by our lenders is maintained in escrow accounts at a major financial institution.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Conditional Asset Retirement Obligations

We record a liability for a conditional asset retirement obligation, defined as a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement is conditional on a future event that may or may not be within a company’s control, when the fair value of the obligation can be reasonably estimated. Depending on the age of the construction, certain properties in our portfolio may contain non-friable asbestos. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which the asbestos, if present, must be handled and disposed. Based on our evaluation of the physical condition and attributes of certain of our properties, we recorded conditional asset retirement obligations related to asbestos removal. As of June 30, 2018 and December 31, 2017, the liability in our consolidated balance sheets for conditional asset retirement obligations was $0.7 million as of both dates. The accretion expense for the three and six month periods ended June 30, 2018 and 2017 was not significant.

Waterfront Plaza Ground Lease

We are subject to a surrender clause under the Waterfront Plaza ground lease that provides the lessor with the right to require us, at our own expense, to raze and remove all improvements from the leased land, contingent on the lessor’s decision at the time the ground lease expires on December 31, 2060. Accordingly, as of June 30, 2018 and December 31, 2017, the liability in our consolidated balance sheets for this asset retirement obligation was $0.5 million as of both dates. The accretion expense for the three and six month periods ended June 30, 2018 and 2017 was not significant.

Environmental Matters

We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. While there can be no assurance that a material environmental liability does not exist, we are not currently aware of any environmental liability with respect to the properties that would have a material effect on our financial condition, results of operations, and cash flows. Further, we are not aware of any environmental liability or any unasserted claim or assessment with respect to an environmental liability other than our conditional asset retirement obligations that we believe would require additional disclosure or the recording of a loss contingency.

Capital Commitments

We are required by certain leases and other contractual obligations to complete tenant and building improvements. As of June 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.1 million with other projected discretionary obligations of $2.1 million through June 30, 2019. We anticipate that our reserves, as well as other sources of liquidity, including existing cash on hand, our cash flows from operations, financing and investing activities may not be sufficient to fund our capital expenditure obligations. See Note 1 for discussion on our ability to continue as a going concern.

Tax Protection Arrangements

The sale of any of our wholly-owned properties that would not provide continued tax deferral to Venture was contractually restricted until March 18, 2018, which was 10 years after the closing of the transaction related to such properties. In addition, we had agreed that, during such 10-year period, we would not prepay or defease any mortgage indebtedness of such properties, other than in connection with a concurrent refinancing with non-recourse mortgage debt of an equal or greater amount and subject to certain other restrictions. Furthermore, if such a sale or defeasance was foreseeable, we were required to notify Venture and to cooperate with it in considering strategies to defer or mitigate the recognition of gain under the Code by any of the equity interest holders of the recipient of the Operating Partnership units.

In June 2012, we completed the sale of our fee and leasehold interests in our First Insurance Center property, located in Honolulu, Hawaii, to an unaffiliated third party. As a result of the sale, certain contract parties claimed they were entitled to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued $8.3 million of subordinated promissory notes in settlement of the majority of such claims (see Note 8), and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

Indemnities

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

10.     Equity (Deficit) and Earnings (Loss) per Share

Total Equity (Deficit)

The changes in total equity (deficit) for the period from December 31, 2017 to June 30, 2018 (unaudited) are shown below (in thousands):

	Pacific Office Properties Trust, Inc.	Non-controlling interest - Preferred	Non-controlling interest - Common	Total
Balance at December 31, 2017	$(160,993)	$127,268	$(126,261)	$(159,986)
Net income (loss)	(1,365)	1,136	(7,692)	(7,921)
Dividends and distributions	(854)	(1,136)	—	(1,990)
Balance at June 30, 2018	$(163,212)	$127,268	$(133,953)	$(169,897)

Stockholders’ Equity (Deficit)

Our Class A Common Stock (which is quoted in the OTCQB tier of the OTC Marketplace) and our Class B Common Stock are identical in all respects, except that in the event of liquidation the Class B Common Stock will not be entitled to any portion of our net assets, which would, if any, be allocated and distributed to the holders of the Class A Common Stock. Shares of our Class A Common Stock and Class B Common Stock vote together as a single class and each share is entitled to one vote on each matter to be voted upon by our stockholders. Dividends on the Class A Common Stock and Class B Common Stock are payable at the discretion of our Board of Directors.

Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. It has a $10.00 per share (plus accrued and unpaid dividends) liquidation preference. Subject to the preferential rights of any future series of preferred shares, holders of Senior Common Stock are entitled to receive, when and as authorized by the Company’s Board of Directors, and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Should the dividend payable on the Class A Common Stock exceed the rate of $0.20 per share per annum, the Senior Common Stock dividend would increase by 25% of the amount by which the Class A Common Stock dividend exceeds $0.20 per share per annum. Holders of Senior Common Stock have the right to vote on all matters presented to stockholders as a single class with holders of the Class A Common Stock, the Class B Common Stock and the Company’s outstanding share of Proportionate Voting Preferred Stock (as discussed below). Each share of the Company’s Class A Common Stock, the Class B Common Stock and the Senior Common Stock is entitled to one vote on each matter to be voted upon by the Company’s stockholders. Shares of Senior Common Stock may be exchanged, at the option of the holder, for shares of Class A Common Stock after

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

the fifth anniversary of the issuance of such shares of Senior Common Stock. The exchange ratio is to be calculated using a value for our Class A Common Stock based on the average of the trailing 30-day closing price of the Class A Common Stock on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value for the Senior Common Stock of $10.00 per share. In the second quarter of 2018, 75,192 shares of Class A Common Stock were issued in exchange for 7,519 shares of Senior Common Stock. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed. As of June 30, 2018 and December 31, 2017, we had a total of 2,398,220 and 2,405,739, respectively, shares of Senior Common Stock issued and outstanding. We terminated our continuous public offering of Senior Common Stock in February 2011 and do not expect to issue any additional shares of Senior Common Stock.

General Partnership Interest

The Company’s general partnership interest in the Operating Partnership is denominated in a number of Common Units equal to the number of shares of our Class A Common Stock and Class B Common Stock outstanding. Our general partnership interest includes the right to participate in distributions of the Operating Partnership to holders of Common Units in a percentage equal to the quotient obtained by dividing (a) the number of shares of our Class A Common Stock and Class B Common Stock outstanding by (b) the sum of shares of our Class A Common Stock and Class B Common Stock outstanding plus the number of shares of our Class A Common Stock for which the outstanding Common Units of the Operating Partnership may be redeemed. We also hold a number of Senior Common Units corresponding to the number of shares of Senior Common Stock outstanding, which entitle us to receive distributions from the Operating Partnership in an amount per Senior Common Unit equal to the per share dividend payable to holders of our Senior Common Stock.

Non-controlling Interests

Non-controlling interests include the interests in the Operating Partnership that are not owned by the Company, which amounted to all of the Preferred Units and 77.61% of the Common Units outstanding as of June 30, 2018. During the six months ended June 30, 2018 and 2017, no Common Units or Preferred Units were redeemed or issued. As of June 30, 2018, 46,698,532 shares of our Class A Common Stock were reserved for issuance upon redemption of outstanding Common Units and Preferred Units.

The Common Units issued upon the completion of our formation transactions on March 19, 2008 are designated as Class B Common Units, which are redeemable by the holder on a one-for-one basis for shares of Class A Common Stock or a new class of Common Units, designated as Class C Common Units, which have no redemption rights, as elected by a majority of our independent directors. All other outstanding Common Units are designated as Class A Common Units, which are redeemable by the holders on a one-for-one basis for shares of Class A Common Stock or cash, as elected by a majority of our independent directors. Each Preferred Unit is convertible by the holder into 7.1717 Class B Common Units, but not before the date we consummate an underwritten public offering (of at least $75 million) of our common stock. Class B Common Units received upon conversion of Preferred Units will not be redeemable by the holder as described above for a period of one year after the date of conversion from Preferred Units to Class B Common Units.

The Preferred Units have fixed rights to annual distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit and priority over Common Units in the event of a liquidation of the Operating Partnership. At June 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.0 million. We anticipate continuing to accrue these distributions.

Common Units of all classes and Preferred Units of the Operating Partnership do not have any right to vote on any matters presented to our stockholders. We have outstanding one share of Proportionate Voting Preferred Stock, which is held by Pacific Office Holding, Inc., a corporation owned by Mr. Shidler and certain of our current and former executive officers and other affiliates. The Proportionate Voting Preferred Stock has no dividend rights and minimal rights to distributions in the event of liquidation, but it entitles its holder to vote on all matters for which the holders of Class A Common Stock are entitled to vote. The Proportionate Voting Preferred Stock entitles its holder to cast a number of votes equal to the total number of shares of Class A Common Stock issuable upon redemption for shares of the Class B Common Units and Preferred Units issued in connection with the completion of our formation transactions on March 19, 2008. This number will decrease to the extent that these Class B Common Units are redeemed for shares of Class A Common Stock

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

in the future, but will not increase in the event of future unit issuances by the Operating Partnership. As of June 30, 2018, that share of Proportionate Voting Preferred Stock represented 88% of our voting power. Pacific Office Holding, Inc. has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Class B Common Units and Preferred Units issued in the formation transactions.

As of June 30, 2018, Venture owned 46,173,693 shares of our Class A Common Stock assuming that all Operating Partnership units were fully redeemed for shares on such date, notwithstanding the restrictions on redemption noted above. Assuming the immediate redemption of all the Operating Partnership units held by Venture, Venture and its related parties control 91.3% of the total voting power in the Company.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income or loss attributable to common stockholders by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding during each period. Diluted EPS is computed by dividing net income or loss attributable to common stockholders for the period by the number of shares of Class A Common Stock and Class B Common Stock that would have been outstanding assuming the issuance of shares of Class A Common Stock for all potentially dilutive shares of Class A Common Stock outstanding during each period. Net income or loss in the Operating Partnership is allocated in accordance with the Partnership Agreement among our general partner and limited partner Common Unit holders in accordance with their weighted average ownership percentages in the Operating Partnership of 22.39% and 77.61%, respectively, as of June 30, 2018, after taking into consideration the priority distributions allocated to the limited partner preferred unit holders in the Operating Partnership.

The following is the basic and diluted loss per share (in thousands, except share and per share amounts, and unaudited):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Net loss attributable to common stockholders - basic and diluted(1)	$(1,142)	$(1,144)	$(2,219)	$(1,760)

Weighted average number of common shares	4,000,222	3,941,242	3,996,254	3,941,242
Potentially dilutive common shares(2)	—	—	—	—
Weighted average number of common shares outstanding - basic and diluted	4,000,222	3,941,242	3,996,254	3,941,242
Net loss per common share - basic and diluted	$(0.29)	$(0.29)	$(0.56)	$(0.45)
___________________________

(1)
For each of the three month periods ended June 30, 2018 and 2017, net loss attributable to common stockholders includes $0.6 million of priority allocation to Preferred Unit holders. For each of the six month periods ended June 30, 2018 and 2017, net loss attributable to common stockholders includes $1.1 million of priority allocation to Preferred Unit holders. These allocations are included in non-controlling interests in the consolidated statements of operations. The Company continues to accrue the distributions but does not anticipate paying the distributions in the near term. See below for additional detail.

(2)
For the three months ended June 30, 2018, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,404,941 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

For the six months ended June 30, 2018, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

of Preferred Units and subsequent redemption, and 2,405,338 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

For each of the three and six month periods ended June 30, 2017, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,410,839 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position.

Refer to “Non-controlling Interests” and “Stockholders’ Equity (Deficit)” in this footnote for the redemption and conversion terms and conditions of the Preferred Units and Senior Common Stock.

Dividends and Distributions

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $5.9 million in aggregate as of June 30, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At June 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.0 million, which we do not anticipate paying in 2018.

Dividends accrued on the Senior Common Stock are included in “Cumulative deficit” in the accompanying consolidated balance sheets. Accrued distributions on Preferred Units are included in “Non-controlling interests” in the accompanying consolidated balance sheets.

11.    Disposition Activity

Disposition of Unconsolidated Joint Venture Investments

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Pan Am Building Sale

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to Don Quijote (USA) Co., Ltd. (“Don Quijote”), one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is expected to occur no later than August 13, 2018. Under the tax protection arrangements with POP Venture, LLC, the sale of the Pan Am Building was not expected to be completed until after the expiration of the sale restriction on March 18, 2018, and as a result, the Pan Am Building was classified as held for use in the consolidated balance sheets as of December 31, 2017. See Note 9 for more discussion on the tax protection arrangements. Subsequent to the expiration of the sale restriction under the tax protection arrangements, the property met the held for sale criteria of FASB ASC 360 as the impending sale represented a strategic shift in our operations and as a result, we ceased recording depreciation and amortization on this property. In the accompanying consolidated balance sheets, as of June 30, 2018 and December 31, 2017, the Pan Am Building is classified as held for sale. Accordingly, the results of its operations for the three and six month periods ended June 30, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations. We will continue to own and operate the property until the completion of the sale.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following table summarizes the major classes of assets and liabilities of the Pan Am Building property that are classified as held for sale at June 30, 2018 (unaudited) and at December 31, 2017 (in thousands):

	June 30, 2018	December 31, 2017
Investment in real estate, net	$57,137	$57,046
Rents and other receivables, net	153	121
Deferred rents	415	480
Intangible assets, net	491	480
Prepaid expenses	106	52
Total real estate and other assets held for sale	$58,302	$58,179

Accounts payable and other liabilities	$1,721	$1,513
Acquired below-market leases, net	2,728	2,778
Total liabilities of real estate assets held for sale	$4,449	$4,291

We anticipate to write-off approximately $8.5 million of associated goodwill upon the sale of the Pan Am Building property.

The following table summarizes the operating results of the Pan Am Building property that comprise loss from discontinued operations (in thousands and unaudited):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Revenue	$2,130	$2,158	$4,276	$4,281
Expenses	2,402	2,839	5,276	5,615
Loss from discontinued operations	$(272)	$(681)	$(1,000)	$(1,334)

Proceeds from the sale of the property will be used to prepay $78.5 million of principal amount of the loan agreement, without subject to a spread maintenance prepayment premium, pursuant to the loan agreement. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by Don Quijote, we have the right to tender a deed to the Pan Am Building property to the lenders under the loan agreement, subject to the Mortgage and the Assignment of Leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

12.     Related Party Transactions

We are externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Shidler Pacific Advisors is responsible for the day to day operations and management of the Company, including management of our wholly-owned properties. For its services, Shidler Pacific Advisors earned a corporate management fee of $0.2 million per quarter, which is reflected in “General and administrative” expenses in the accompanying consolidated statements of operations for the three and six month periods ended June 30, 2018 and 2017, and property management fees of 2.5% to 3.0% of the rental cash receipts collected by the wholly-owned properties, and related fees; however, such property management and related fees are required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The fees that were earned by Shidler Pacific Advisors for services relating to property management, corporate management, construction management and other services are summarized in the table below (in thousands and unaudited):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Property management	$470	$462	$952	$952
Corporate management	175	175	350	350
Construction management and other	73	16	155	45
Total	$718	$653	$1,457	$1,347

Shidler Pacific Advisors leases space from us at each of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.2 million and $0.1 million for the three month periods ended June 30, 2018 and 2017, respectively, and $0.3 million for each of the six month periods ended June 30, 2018 and 2017. At June 30, 2018, we have $1.7 million, primarily related to deferred corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

During each of the three month periods ended June 30, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. During each of the six month periods ended June 30, 2018 and 2017, we recognized $0.2 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. As of June 30, 2018, we have accrued approximately $1.1 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets. See Note 7 for more discussion on the FHB Credit Facility, including the security pledge made by Shidler LP.

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. See Note 9 for additional discussion on these indemnities.

At June 30, 2018 and December 31, 2017, $25.0 million and $23.0 million, respectively, of accrued interest attributable to unsecured notes payable to current and former related parties is included in the accompanying consolidated balance sheets. See Note 8 for a detailed discussion on these unsecured notes payable.

13.     Fair Value of Financial Instruments

We are required to disclose fair value information about all financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate fair value. We measure and disclose the estimated fair value of financial assets and liabilities utilizing a fair value hierarchy that distinguishes between data obtained from sources independent of the reporting entity and the reporting entity’s own assumptions about market participant assumptions. This hierarchy consists of three broad levels as follows:

Level 1 - using quoted prices in active markets for identical assets or liabilities.

Level 2 - using quoted prices for similar assets or liabilities in active markets, as well as inputs that are observable for the asset or liability, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals.

Level 3 - using unobservable inputs that reflect an entity’s own assumptions that market participants would use when pricing of the asset or liability, to the extent observable inputs are not available.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The fair market value of debt is determined using the trading price of public debt or a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile, including the Company’s non-performance risk (Level 3). Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, restricted cash, rents and other receivables, accounts payable and other liabilities approximate fair value because of the short-term nature of these instruments. We calculate the fair value of our mortgage and other loans by using available market information and discounted cash flows analyses based on borrowing rates we believe we could obtain with similar terms and maturities. Because the valuations of our financial instruments are based on these types of estimates, the actual fair value of our financial instruments may differ materially if our estimates do not prove to be accurate. Additionally, the use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts. The carrying value of the unsecured related party notes approximates its fair value due to the short-term maturity of these liabilities. The carrying value of the revolving line of credit borrowings approximates its fair value since the borrowings bear interest at a variable market rate.

At both June 30, 2018 and December 31, 2017, the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $304.1 million.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion should be read in conjunction with the other sections of this Quarterly Report on Form 10-Q, including the consolidated financial statements and the related notes thereto that appear in Item 1 of this Quarterly Report on Form 10-Q. Historical results set forth in the consolidated financial statements included in Item 1 and this Section should not be taken as indicative of our future operations.

Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “believe,” “assume,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “plan,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Certain matters discussed in this Quarterly Report on Form 10-Q are forward-looking statements. The risks and uncertainties inherent in such statements may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. You should bear this in mind as you consider forward-looking statements.

Pacific Office Properties Trust, Inc.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Overview

We are an externally advised REIT that owns and operates primarily institutional-quality office properties in Hawaii. As of June 30, 2018, we owned three office properties comprising 1.2 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a sports club associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Our advisor is Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

We incurred net losses of $7.9 million and $13.8 million for the six months ended June 30, 2018 and for the year ended December 31, 2017, respectively, and have incurred cumulative net losses since inception of $264.7 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At June 30, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern, which is dependent upon raising additional capital on acceptable terms or generating sufficient cash flow to continue operations. No assurance can be given that we will be successful in these efforts.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We maintain a website at www.pacificofficeproperties.com. The information on or accessible through our website is not part of this Quarterly Report on Form 10-Q. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to such reports are available without charge on our website or upon request to us. In addition, our Code of Business Conduct and Ethics is available without charge on our website or upon request to us. Amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to our executive officers will be posted to our website. We also post or otherwise make available on our website from time to time other information that may be of interest to our investors.

Critical Accounting Policies

This discussion and analysis of the historical financial condition and results of operations is based upon the accompanying consolidated financial statements which have been prepared in accordance with United States generally accepted accounting principles, or GAAP. The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions in certain circumstances that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses in the reporting period. Actual amounts may differ from these estimates and assumptions. These estimates have been evaluated on an ongoing basis, based upon information currently available and on various assumptions that management

Pacific Office Properties Trust, Inc.

believes are reasonable as of the date hereof. In addition, other companies in similar businesses may use different estimation policies and methodologies, which may impact the comparability of the results of operations and financial conditions to those of other companies.

In addition, we identified certain critical accounting policies that affect our more significant estimates and assumptions used in preparing our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. We have not made any material changes to those policies during the period covered by this Quarterly Report on Form 10-Q.

Results of Operations

Our results of operations for the three and six month periods ended June 30, 2018 and 2017 include the results of our wholly-owned properties (Waterfront Plaza, Davies Pacific Center and Pan Am Building) and our equity in the net income (loss) of our unconsolidated joint ventures.

Overview

As of June 30, 2018, our wholly-owned properties were 83.3% leased, with 188,124 square feet available, under a total of 317 leases. As of that date, 7.9% of our leased square footage was scheduled to expire during 2018 and another 17.1% of our leased square footage was scheduled to expire during 2019.

As of December 31, 2017, our wholly-owned properties were 85.1% leased, with 167,539 square feet available, under a total of 312 leases. As of that date, 18.4% of our leased square footage was scheduled to expire during 2018 and another 14.0% of our leased square footage was scheduled to expire during 2019.

The following table summarizes the changes in vacant space for our wholly-owned properties for the three and six month periods ended June 30, 2018 (in rentable square feet):

	For the three months ended June 30, 2018	For the six months ended June 30, 2018
Vacant space available at the beginning of the period	212,909	167,539
Expired or terminated during the period(1)	40,154	102,641
Square footage adjustments and exclusions(2)	(21,049)	(16,859)
Total space available for lease	232,014	253,321
New leases	6,162	11,816
Renewed leases	37,728	53,381
Total space leased during the period	43,890	65,197
Vacant space available at the end of the period	188,124	188,124
___________________________

(1)	Includes leases that expired on the last day of the prior period.

(2)	Includes adjustments for remeasured square footage, right-to-use leases and month-to-month storage leases.

We receive income primarily from rental revenue (including tenant reimbursements) from our office properties and, to a lesser extent, from our parking revenues. Our office properties are typically leased to tenants with good credit for terms ranging from two to 20 years. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Pacific Office Properties Trust, Inc.

Comparison of the three months ended June 30, 2018 to
the three months ended June 30, 2017 (in thousands)

	2018	2017	$ Change	% Change
Revenue:
Rental	$4,177	$4,161	$16	0.4%
Tenant reimbursements	3,174	3,371	(197)	(5.8)%
Parking	1,416	1,386	30	2.2%
Other	71	80	(9)	(11.3)%
Total revenue	8,838	8,998	(160)	(1.8)%
Expenses:
Rental property operating	5,527	5,414	113	2.1%
General and administrative	405	667	(262)	(39.3)%
Depreciation and amortization	1,874	2,122	(248)	(11.7)%
Interest	4,725	4,219	506	12.0%
Total expenses	12,531	12,422	109	0.9%
Loss from continuing operations before equity in net loss of unconsolidated joint ventures	(3,693)	(3,424)	(269)	7.9%
Equity in net loss of unconsolidated joint ventures	(79)	(127)	48	(37.8)%
Loss from continuing operations	(3,772)	(3,551)	(221)	6.2%
Loss from discontinued operations	(272)	(681)	409	(60.1)%

Net loss	$(4,044)	$(4,232)	$188	(4.4)%
___________________________

Revenues

Rental revenue. Total rental revenue increased by an insignificant amount compared to the prior year period.

Tenant reimbursements. Total tenant reimbursements decreased by $0.2 million, or 5.8%, primarily due to decreases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.1 million) as compared to the prior year period.

Parking revenue. Total parking revenue increased by an insignificant amount compared to the prior year period.

Other revenue. Total other revenue decreased by an insignificant amount compared to the prior year period.

Expenses

Rental property operating expenses. Total rental property operating expenses increased by $0.1 million, or 2.1%, primarily due to a general excise tax refund at Waterfront Plaza ($0.2 million) in the prior year period, partially offset by a decrease in bad debt expense at Waterfront Plaza ($0.1 million) as compared to the prior year period.

General and administrative expense. Total general and administrative expenses decreased by $0.3 million, or 39.3%, primarily due to a decrease in professional services fees compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expenses decreased by $0.2 million, or 11.7%, primarily due to a decrease in depreciation expenses at Waterfront Plaza as a result of assets being fully depreciated ($0.1 million) and write-offs of tenant improvements and deferred leasing costs related to tenants at Waterfront Plaza that vacated their leased premises in the prior year period ($0.1 million).

Pacific Office Properties Trust, Inc.

Interest expense. Total interest expense increased by $0.5 million, or 12.0%, primarily due to increases in interest rates attributable to Davies Pacific Center ($0.2 million) and Waterfront Plaza ($0.3 million) as compared to the prior year period.

Equity in net loss of unconsolidated joint ventures

Equity in net loss of unconsolidated joint ventures was $0.08 million for the three months ended June 30, 2018 compared to $0.13 million for the three months ended June 30, 2017. The decrease was primarily attributable to post-closing expenses in the prior period related to the sale of the Pacific Business News Building joint venture property in March 2017.

Loss from discontinued operations

For the three month periods ended June 30, 2018 and 2017, discontinued operations reflect the net results of operations of the Pan Am Building property, which met the criteria to be classified as an asset held for sale beginning March 2018. Loss from discontinued operations decreased, as compared to the prior year period, primarily resulting from the termination of recording depreciation expense at the time the Pan Am Building was classified as held for sale.

Comparison of the six months ended June 30, 2018 to
the six months ended June 30, 2017 (in thousands)

	2018	2017	$ Change	% Change
Revenue:
Rental	$8,425	$8,613	$(188)	(2.2)%
Tenant reimbursements	6,384	6,843	(459)	(6.7)%
Parking	2,751	2,694	57	2.1%
Other	147	147	—	—%
Total revenue	17,707	18,297	(590)	(3.2)%
Expenses:
Rental property operating	10,716	10,961	(245)	(2.2)%
General and administrative	822	1,156	(334)	(28.9)%
Depreciation and amortization	3,734	4,105	(371)	(9.0)%
Interest	9,221	8,260	961	11.6%
Total expenses	24,493	24,482	11	—%
Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(6,786)	(6,185)	(601)	9.7%
Equity in net (loss) income of unconsolidated joint ventures	(135)	1,472	(1,607)	(109.2)%
Loss from continuing operations	(6,921)	(4,713)	(2,208)	46.8%
Loss from discontinued operations	(1,000)	(1,334)	334	(25.0)%

Net loss	$(7,921)	$(6,047)	$(1,874)	31.0%
___________________________

Revenues

Rental revenue. Total rental revenue decreased by $0.2 million, or 2.2%, primarily due to a decrease in rental revenues at Waterfront Plaza as a result of a significant tenant renewing its lease for less space ($0.3 million) and negotiated lease incentives for two new significant tenants in the current year period ($0.2 million), partially offset by a write-off of deferred rent revenues related to a significant tenant at Waterfront Plaza that vacated its leased premises in the prior year period ($0.3 million).

Pacific Office Properties Trust, Inc.

Tenant reimbursements. Total tenant reimbursements decreased by $0.5 million, or 6.7%, primarily due to decreases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.2 million) and Waterfront Plaza ($0.3 million) as compared to the prior year period.

Parking revenue. Total parking revenue increased by $0.1 million, or 2.1%, primarily due to an increase in parking revenues at Waterfront Plaza as compared to the prior year period.

Expenses

Rental property operating expenses. Total rental property operating expenses decreased by $0.2 million, or 2.2%, primarily due to reimbursements in the current year period for janitorial maintenance expenses at Davies Pacific Center ($0.1 million) and a decrease in bad debt expense at Waterfront Plaza ($0.3 million) as compared to the prior year period, partially offset by an increase in general excise taxes due to a refund at Waterfront Plaza ($0.1 million) in the prior year period.

General and administrative expense. Total general and administrative expenses decreased by $0.3 million, or 28.9%, primarily due to a decrease in professional services fees compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expenses decreased by $0.4 million, or 9.0%, primarily due to decreases in depreciation expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.2 million) as a result of assets being fully depreciated and write-offs of tenant improvements and deferred leasing costs related to tenants at Waterfront Plaza that vacated their leased premises in the prior year period ($0.1 million).

Interest expense. Total interest expense increased by $1.0 million, or 11.6%, primarily due to increases in interest rates attributable to Davies Pacific Center ($0.4 million) and Waterfront Plaza ($0.5 million) and an increase in accrued interest on the unsecured notes payable to current and former related parties ($0.1 million) as compared to the prior year period.

Equity in net (loss) income of unconsolidated joint ventures

Equity in net loss of unconsolidated joint ventures was $0.1 million for the six months ended June 30, 2018 compared to equity in net income of unconsolidated joint ventures of $1.5 million for the six months ended June 30, 2017. The decrease was primarily attributable to the gain on the sale of the Pacific Business News Building joint venture property in March 2017.

Loss from discontinued operations

For the six month periods ended June 30, 2018 and 2017, discontinued operations reflect the net results of operations of the Pan Am Building property, which met the criteria to be classified as an asset held for sale beginning March 2018. Loss from discontinued operations decreased, as compared to the prior year period, primarily resulting from the termination of recording depreciation expense at the time the Pan Am Building was classified as held for sale.

Cash Flows

Net cash provided by operating activities for the Company for the six months ended June 30, 2018 was $0.1 million compared to $1.4 million for the six months ended June 30, 2017. The decrease was primarily the result of an increase in total interest payments ($1.2 million) from the prior year period.

Net cash used in investing activities for the Company for the six months ended June 30, 2018 was $2.2 million compared to $0.01 million for the six months ended June 30, 2017. The increase was primarily the result of a one-time distribution from one of our joint ventures which sold the Pacific Business News Building property in March 2017 ($1.9 million) and increases in capital expenditures ($0.1 million) and leasing commission payments ($0.1 million) from the prior year period.

Pacific Office Properties Trust, Inc.

Net cash used in financing activities for the six months ended June 30, 2018 was $0.01 million compared to $0.4 million for the six months ended June 30, 2017. The decrease was primarily due to the repayment of mortgage notes payable in the prior year period.

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs.

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

We expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the third quarter of 2018.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 11 for more discussion on the contemplated sale of this property.

Following the completion of the sale of the Pan Am Building property, our property portfolio will consist of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a sports club associated with that property.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including the sale of our remaining assets and/or dissolution of the Company. We may also consider other strategic alternatives, including a sale, merger, other business combination or recapitalization of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At June 30, 2018, deferred corporate management fees owed to Shidler Pacific Advisors amounted to $1.2 million, and are included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Pacific Office Properties Trust, Inc.

Actual and Potential Sources of Liquidity

Listed below are our actual and potential sources of liquidity in the near term:

•	Unrestricted and restricted cash on hand;

•	Net cash flow generated from operations;

•	Distributions from joint ventures; and/or

•	Asset dispositions.

These sources are essential to our short-term liquidity and financial position, and we cannot assure you that we will be able to successfully access them. If we are unable to generate adequate cash from these sources, we will have liquidity-related problems and may be exposed to significant risks. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017.

Unrestricted and restricted cash on hand

As of June 30, 2018, we had $0.3 million in unrestricted cash and cash equivalents. In addition, we had restricted cash balances of $11.7 million. A summary of our restricted cash reserves is as follows (in thousands):

June 30, 2018
Leasing and capital expenditure reserves	$6,550
Ground lease reserves	—
Tax, insurance and other working capital reserves	1,838
Collateral accounts	1,440
Tenant security deposits	1,859
Total restricted cash	$11,687

The leasing and capital expenditure, ground lease, tax, insurance and other working capital reserves and collateral accounts are held in restricted accounts by our lenders in accordance with the terms of our mortgage loan. These restricted cash accounts are expected to fund (1) anticipated leasing expenditures (primarily commissions and tenant improvement costs) for existing and prospective tenants, (2) non-recurring discretionary capital expenditures, (3) payments for properties subject to ground leases, (4) property taxes and insurance and (5) other obligations. We maintain our tenant security deposits in a separate account at our financial institution.

Net cash flow generated from operations

Our cash flows from operations depend significantly on market rents and the ability of our tenants to make rental payments. While we believe the diversity and high credit quality of our tenants help to mitigate the risk of a significant interruption of our cash flows from operations, the challenging Honolulu office market conditions that we are continuing to experience, increases in interest rates, or the possibility of a downturn or return to recessionary conditions could adversely impact our operating cash flows. Competition to attract and retain high credit-quality tenants remains intense. At the same time, a significant number of our leases at our properties are scheduled to expire over the next several years, and the capital requirements necessary to maintain our current occupancy levels, including payment of leasing commissions, tenant concessions, and anticipated leasing expenditures, could increase. As such, we will continue to closely monitor our tenant renewals, rental rates, competitive market conditions and our cash flows.

We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

Distributions from joint ventures

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were

Pacific Office Properties Trust, Inc.

used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Following the sale of the Pacific Business News Building property, we are currently partners with third parties in two joint ventures, holding one office property and a sports club associated with that property in Phoenix, Arizona. Distributions from our joint ventures depend significantly on our joint ventures’ ability to generate positive cash flow from their rental operations or the sale of properties held by them. Our joint ventures’ ability to successfully manage their operations or identify, negotiate and close sale transactions on acceptable terms or at all is uncertain. We do not expect distributions from joint ventures to be a significant source of liquidity for us in the future.

Asset dispositions

We may seek to raise additional capital by selling our wholly-owned assets, but, following the completion of the sale of our Pan Am Building as discussed below, we will have only two such assets that could be sold to generate net cash proceeds and our ability to do so on acceptable terms or at all is highly uncertain.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to a third party buyer for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. See Note 7 for more discussion on the loan agreement and Note 11 for the contemplated sale of our Pan Am Building.

Actual and Potential Uses of Liquidity

The following are the actual and potential uses of our cash in the near term. There may be other uses of our cash that are unexpected (and that are not identified below):

•	Property operating and corporate expenses;

•	Capital expenditures (including building and tenant improvements and leasing commissions); and/or

•	Debt service and financing costs.

Property operating and corporate expenses

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our current business.

Capital expenditures (including building and tenant improvements and leasing commissions)

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of June 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $5.1 million with other projected discretionary obligations of $2.1 million through June 30, 2019. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

Pacific Office Properties Trust, Inc.

The following table summarizes tenant improvement and leasing commission costs related to new and renewed leases of our wholly-owned properties:

	For the six months ended June 30, 2018
	New Leases	Renewed Leases	Total Leases
Square feet	11,816	53,381	65,197
Tenant improvement costs per square foot(1)	$16.14	$9.62	$10.80
Leasing commission costs per square foot	6.46	4.80	5.10
Total tenant improvement and leasing commission costs per square foot	$22.60	$14.42	$15.90
___________________________

(1)	Based on the negotiated tenant improvement cost budget at the time of lease execution, which may be incurred in a subsequent year and different than actual costs incurred.

Debt service and financing costs

As of June 30, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $302.1 million and our unsecured promissory notes with a carrying value of $32.4 million) was $334.5 million, with a weighted average interest rate of 6.12% and a weighted average remaining term of 1.18 years. See “Indebtedness” below for additional information with respect to our consolidated debt as of June 30, 2018.

Dividends or Other Distributions

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

We did not declare a dividend on our Class A Common Stock during 2017, and do not expect to declare a dividend on our Class A Common Stock in 2018.  Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units during 2017, and does not expect to do so for 2018. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to pay dividends or other distributions on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units.

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $5.9 million in aggregate as of June 30, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At June 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.0 million, which we do not anticipate paying in 2018.

Pacific Office Properties Trust, Inc.

We do not expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017.

Indebtedness

Mortgage and Other Loans

The following table sets forth information relating to our borrowings with respect to our consolidated property loan and our revolving line of credit as of June 30, 2018:

	Amount	Maturity Date
Consolidated property loan(1)	$279,051	8/11/2019
Revolving line of credit(2)	25,000	12/31/2019
Outstanding principal balance	304,051
Less: unamortized deferred loan fees, net	(1,957)
Mortgage and other loans, net	$302,094
 ___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement. The loan may be prepaid in whole prior to its maturity date, subject to a spread maintenance prepayment premium and by providing a 30-day prepayment notice and complying with certain prepayment conditions. As of June 30, 2018, the applicable One-Month LIBOR Rate was 2.047%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of June 30, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in all of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction is scheduled to occur no later than August 13, 2018. In the event the sale of the Pan Am Building property does not close on or prior to August 13, 2018 due to a default by the buyer, we have the right to tender a deed to the Pan Am Building property to the other lenders under the loan agreement, subject to the mortgage and the assignment of leases on the Pan Am Building property, in which case the principal amount of the loan agreement would be reduced by $78.5 million.

Pacific Office Properties Trust, Inc.

Revolving Line of Credit

We are party to a Credit Agreement, referred to as the FHB Credit Facility, with First Hawaiian Bank, or the Lender, which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the Lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of June 30, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.00% of the entire $25.0 million principal amount of the certificate of deposit.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

Subordinated Promissory Notes

At June 30, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $32.4 million.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by Venture and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 note) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

Pacific Office Properties Trust, Inc.

For the period from March 20, 2008 through June 30, 2018, interest payments on these promissory notes have been deferred with the exception of $0.3 million which was related to notes exchanged for shares of common stock in 2009. At June 30, 2018 and December 31, 2017, $25.0 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

Off-Balance Sheet Arrangements

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

Inflation

We are exposed to inflation risk, as income from long-term leases is the primary source of our cash flows from operations. Because the majority of our leases require tenants to pay most operating expenses, including real estate taxes, utilities, insurance, and increases in common area maintenance expenses, we do not believe our exposure to increases in costs and operating expenses resulting from inflation is material. Furthermore, the majority of our existing leases contain contractual annual rental rate increases, which will at least partially offset the effect of inflation on our operating results.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

Not required.

Item 4. Controls and Procedures.

Evaluation of disclosure controls and procedures -

As required by Rule 13a-15(b) of the Exchange Act, in connection with the filing of this Quarterly Report on Form 10-Q, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of June 30, 2018, the end of the period covered by this report.

Changes in Internal Control Over Financial Reporting -

There have been no changes in our internal control over financial reporting that occurred during the quarter covered by this Quarterly Report on Form 10-Q that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Pacific Office Properties Trust, Inc.

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

We are not currently a party, as plaintiff or defendant, to any legal proceedings which, individually or in the aggregate, are expected by us to have a material effect on our business, financial condition or results of operation if determined adversely to us.

Item 1A. Risk Factors.

Important factors that could cause our actual results to be materially different from the forward-looking statements include the risks factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017. There have been no material changes to the risk factors set forth in those reports. In addition to the other information set forth in this report, you should carefully consider those risk factors, which could materially affect our business, financial condition and results of operations.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

During the three months ended June 30, 2018, we issued 75,192 shares of Class A Common Stock upon the conversion of 7,519 shares of Senior Common Stock. This issuance was made by us in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

None.

Pacific Office Properties Trust, Inc.

Item 6. Exhibits.

Exhibit No.	Description

3.1
Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.2
Articles Supplementary of the Company dated November 20, 2009 (previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.3
Articles of Amendment of the Company dated November 20, 2009 (previously filed as Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.4
Articles of Amendment of the Company dated January 5, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

3.5
Articles Supplementary of Board of Directors Reclassifying and Designating a series of common stock as Senior Common Stock, dated March 4, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 9, 2010 (File No. 001-09900) and incorporated herein by reference).

3.6
Certificate of Correction to Articles Supplementary, dated April 30, 2010 (previously filed as Exhibit 3.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (File No. 001-09900) and incorporated herein by reference).

3.7
Articles of Amendment of the Company dated November 1, 2010 (previously filed as Exhibit 3.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (File No. 001-09900) and incorporated herein by reference).

3.8
Articles of Amendment of the Company dated May 21, 2012 (previously filed as Exhibit 3.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-09900) and incorporated herein by reference).

3.9
Second Amended and Restated Bylaws dated April 5, 2017 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 25, 2017 (File No. 001-09900) and incorporated herein by reference).

31.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Furnished herewith.)

101	Interactive Data File. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Date:	August 3, 2018	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

ANNEX F

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2018

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission file number:                                                      1-9900

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	86-0602478
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code):   (808) 521-7444

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

APPLICABLE ONLY TO CORPORATE ISSUERS:

As of November 8, 2018, there were issued and outstanding 4,067,334 shares of Class A Common Stock, par value $0.0001 per share; 100 shares of Class B Common Stock, par value $0.0001 per share; and 2,398,220 shares of Senior Common Stock, par value $0.0001 per share.

PACIFIC OFFICE PROPERTIES TRUST, INC.

FORM 10-Q

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements (unaudited).

Pacific Office Properties Trust, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	September 30, 2018	December 31, 2017
ASSETS	(unaudited)
Investments in real estate, net	$130,100	$131,566
Real estate and other assets held for sale	—	58,179
Cash and cash equivalents	1,667	1,588
Restricted cash	10,487	12,418
Rents and other receivables, net	1,005	856
Deferred rents	2,922	2,882
Intangible assets, net	4,911	4,285
Prepaid expenses	1,932	988
Goodwill	28,399	37,665
Investments in unconsolidated joint ventures	174	298
Total assets	$181,597	$250,725

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Mortgage and other loans, net	$224,298	$301,181
Unsecured notes payable to current and former related parties	35,933	32,433
Accounts payable and other liabilities	57,753	49,805
Accrued interest payable to current and former related parties (Note 8)	26,103	23,001
Liabilities of real estate assets held for sale	—	4,291
Total liabilities	344,087	410,711

Commitments and contingencies (Note 9)
Equity (cumulative deficit):
Preferred Stock, $0.0001 par value per share, 100,000,000 shares authorized, one share of Proportionate Voting Preferred Stock issued and outstanding at September 30, 2018 and December 31, 2017	—	—
Senior Common Stock, $0.0001 par value per share (liquidation preference $10 per share, $23,982 and $24,057 as of September 30, 2018 and December 31, 2017, respectively) 40,000,000 shares authorized, 2,398,220 and 2,405,739 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	21,333	21,408
Class A Common Stock, $0.0001 par value per share, 599,999,900 shares authorized, 4,067,334 and 3,992,142 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	185	185
Class B Common Stock, $0.0001 par value per share, 100 shares authorized, issued and outstanding at September 30, 2018 and December 31, 2017	—	—
Additional paid-in capital	236	161
Cumulative deficit	(183,308)	(182,747)
Total stockholders’ equity (deficit)	(161,554)	(160,993)
Non-controlling interests:
Preferred unitholders in the Operating Partnership	127,268	127,268
Common unitholders in the Operating Partnership	(128,204)	(126,261)
Total equity (deficit)	(162,490)	(159,986)
Total liabilities and equity (deficit)	$181,597	$250,725

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2018	2017	2018	2017
Revenue
Rental	$4,272	$4,406	$12,697	$13,019
Tenant reimbursements	3,230	3,362	9,614	10,205
Parking	1,357	1,359	4,108	4,053
Other	159	184	306	331
Total revenue	9,018	9,311	26,725	27,608
Expenses
Rental property operating	5,687	5,251	16,403	16,212
General and administrative	486	439	1,308	1,595
Depreciation and amortization	1,896	2,157	5,630	6,262
Interest	4,897	4,383	14,118	12,643
Total expenses	12,966	12,230	37,459	36,712

Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(3,948)	(2,919)	(10,734)	(9,104)
Equity in net (loss) income of unconsolidated joint ventures	(65)	(46)	(200)	1,426
Loss from continuing operations	(4,013)	(2,965)	(10,934)	(7,678)
Discontinued Operations:
Loss from discontinued operations before gain on sale of property	(193)	(808)	(1,193)	(2,142)
Gain on sale of property	12,615	—	12,615	—
Income (loss) from discontinued operations	12,422	(808)	11,422	(2,142)

Net income (loss)	8,409	(3,773)	488	(9,820)
Net (income) loss attributable to non-controlling interests:
Preferred unitholders in the Operating Partnership	(568)	(568)	(1,704)	(1,704)
Common unitholders in the Operating Partnership	(5,749)	3,712	1,943	10,010
Net (income) loss attributable to non-controlling interests	(6,317)	3,144	239	8,306

Net income (loss) attributable to common stockholders before dividends accrued on Senior Common Stock	2,092	(629)	727	(1,514)
Dividends accrued on Senior Common Stock	(434)	(430)	(1,288)	(1,305)
Net income (loss) attributable to common stockholders	$1,658	$(1,059)	$(561)	$(2,819)

Income (loss) per common share:
Loss from continuing operations	$(0.27)	$(0.23)	$(0.78)	$(0.60)
Income (loss) from discontinued operations	0.68	(0.04)	0.64	(0.12)
Net income (loss) per common share - basic and diluted	$0.41	$(0.27)	$(0.14)	$(0.72)

Weighted average number of common shares outstanding - basic and diluted	4,067,434	3,945,481	4,020,241	3,942,671

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows (in thousands and unaudited)

	For the nine months ended September 30,
	2018	2017
Operating activities
Net income (loss)	$488	$(9,820)
Income (loss) from discontinued operations	11,422	(2,142)
Loss from continuing operations	(10,934)	(7,678)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities - continuing operations:
Depreciation and amortization	5,630	6,262
Deferred rent	(40)	486
Deferred ground rents	931	931
Interest amortization	4,230	4,029
Equity in net loss (income) of unconsolidated joint ventures	200	(1,426)
Bad debt expense	(30)	247
Changes in operating assets and liabilities:
Rents and other receivables	—	(264)
Prepaid expenses	(944)	(790)
Accounts payable and other liabilities	1,119	577
Net cash provided by operating activities - continuing operations	162	2,374
Net cash used in operating activities - discontinued operations	(1,279)	(27)
Net cash (used in) provided by operating activities	(1,117)	2,347

Investing activities
Additions to and improvement of real estate	(2,776)	(2,916)
Distributions from unconsolidated joint ventures	—	1,887
Contributions to unconsolidated joint ventures	(75)	(40)
Net sales proceeds from the sale of property	77,912	—
Payment of leasing commissions	(377)	(306)
Net cash provided by (used in) investing activities	74,684	(1,375)

Financing activities
Repayment of mortgage notes payable	(78,500)	(676)
Borrowing from related party	3,500	—
Security deposits	(419)	77
Net cash used in financing activities	(75,419)	(599)

Pacific Office Properties Trust, Inc. Consolidated Statements of Cash Flows, continued (in thousands and unaudited)

	For the nine months ended September 30,
	2018	2017
(Decrease) increase in cash, cash equivalents and restricted cash	(1,852)	373
Cash, cash equivalents and restricted cash at beginning of period	14,006	15,496
Cash, cash equivalents and restricted cash at end of period	$12,154	$15,869

Supplemental cash flow information
Interest paid	$13,231	$11,859

Supplemental disclosure of non-cash investing and financing activities
Accrued dividends and distributions	$2,992	$3,009
Change in accrued capital expenditures	$2,651	$249

See accompanying notes to consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements
(unaudited)

1.    Organization and Ownership, Presentation and Going Concern

Pacific Office Properties -

The terms “Pacific Office Properties,” “us,” “we,” and “our” as used in this Quarterly Report on Form 10-Q refer to Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), and its subsidiaries and joint ventures. Through our controlling interest in Pacific Office Properties, L.P. (the “Operating Partnership”), of which we are the sole general partner, and the subsidiaries of the Operating Partnership, we own and operate primarily institutional-quality office properties in Hawaii. We operate in a manner that permits us to satisfy the requirements for taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are externally advised by Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler (“Mr. Shidler”), our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

Through our Operating Partnership, as of September 30, 2018, we owned two office properties comprising 0.9 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Basis of Presentation

The accompanying consolidated financial statements and related disclosures included herein are presented in accordance with United States generally accepted accounting principles (“GAAP”) and include the account balances and transactions of consolidated subsidiaries, which are wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Certain amounts in the consolidated balance sheets and consolidated statements of operations for the prior period have been reclassified to conform to the current period presentation pursuant to Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity with no corresponding net effect on the previously reported consolidated results of operations of the Company.

Certain amounts in the consolidated statements of cash flows for the prior period have been reclassified to conform to the current period presentation pursuant to the adoption of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) with no corresponding effect on the previously reported consolidated results of operations, or financial position of the Company. See Recent Accounting Pronouncements in Note 2 for more discussion on the adoption of this pronouncement.

We have also prepared the accompanying unaudited consolidated financial statements in conformity with the instructions to Form 10-Q and Article 10 of Regulation S-X and, consequently, they do not include all of the annual disclosures required by GAAP. Reference is made to our Annual Report on Form 10-K for the year ended December 31, 2017 for additional disclosures, including a summary of our significant accounting policies. There have been no changes to our significant accounting policies during the nine months ended September 30, 2018, except as disclosed in Note 2. In our opinion, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of normal and recurring items, except as otherwise noted, necessary for the fair presentation of our financial position, results of operations and cash flows for the interim periods presented. The results of operations and cash flows for the nine months ended September 30, 2018 are not necessarily indicative of future results.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We generated net income of $0.5 million for the nine months ended September 30, 2018 and incurred a net loss of $13.8 million for the year ended December 31, 2017. We have incurred cumulative net losses since inception of $256.3 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At September 30, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including a sale of our remaining assets, merger, recapitalization and/or dissolution of the Company.

See “Liquidity” in Note 2 for additional information regarding our financial condition.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary if we are unable to continue as a going concern.

2.    Summary of Significant Accounting Policies

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Liquidity

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

As discussed above, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018. The mortgage debt on our wholly-owned properties is scheduled to mature on August 11, 2019. We do not have any committed financing sources available to refinance our debt as it matures. If we are unable to repay, extend or refinance our existing mortgage debt, we may be forced to give back these properties to our mortgage lenders.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2018, we completed the sale of our Pan Am Building property to one of the lenders under our loan agreement. To assist with closing costs and working capital, we issued a promissory note in the principal amount of $3.5 million to Shidler Equities, L.P., a Hawaii limited partnership controlled by Mr. Shidler (“Shidler LP”), in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 11 for more discussion on the sale of these properties and Note 8 for more discussion on the new promissory note.

Following the completion of the sale of the Pan Am Building property, our property portfolio consists of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a vacant building, previously a sports club, associated with that property.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At September 30, 2018, we have $2.2 million, primarily related to outstanding corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of September 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $9.6 million with other projected discretionary obligations of $0.7 million through 2019. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

As of September 30, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $224.3 million and our unsecured promissory notes with a carrying value of $35.9 million) was $260.2 million, with a weighted average interest rate of 6.04% and a weighted average remaining term of 0.95 years.

As of September 30, 2018, we had a fully-drawn $25.0 million unsecured credit facility scheduled to mature on December 31, 2019. We also had promissory notes payable to certain current and former affiliates in the aggregate outstanding principal amount of $35.9 million (together with accrued and unpaid interest of $26.1 million) scheduled to mature the earlier of (i) December 31, 2019 and (ii) the date on which the Operating Partnership has fully satisfied, or is released from, any liability under the Indemnification Agreement, dated as of September 2, 2009 (as subsequently amended), between the Operating Partnership and Shidler Equities, L.P., a Hawaii limited partnership controlled by Mr. Shidler (“Shidler LP”).

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Investments in Real Estate

Investments in real estate properties are stated at cost, less accumulated depreciation, amortization and impairment. Our wholly-owned properties, all of which were contributed to us at the time of our formation transactions in 2008, are stated at their historical net cost basis in an amount attributable to the ownership interests in such properties owned by Mr. Shidler prior to the formation transactions. Additions to land, buildings and improvements, furniture, fixtures and equipment and construction in progress are recorded at cost.

Estimates of future cash flows and other valuation techniques are used to allocate the acquisition cost of acquired properties among land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place at-market leases, acquired below-market leases, and acquired above- and below-market ground leases.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The fair values of real estate assets acquired are determined on an “as-if-vacant” basis. The “as-if-vacant” fair value is allocated to land, and where applicable, buildings, tenant improvements and equipment based on comparable sales and other relevant information obtained in connection with the acquisition of the property.

Fair value is assigned to below-market leases based on the difference between (a) the contractual amounts to be paid by the tenant based on the existing lease and (b) management’s estimate of current market lease rates for the corresponding in-place leases, over the remaining terms of the in-place leases. Capitalized below-market lease amounts are reflected in “Acquired below-market leases, net,” in the consolidated balance sheets and are amortized as an increase in rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance, net of the security deposit, of the related intangible is written off.

Fair value is also assigned to tenant relationships. Capitalized tenant relationship amounts are included in “Intangible assets, net” in the accompanying consolidated balance sheets and are amortized to “Depreciation and amortization” in the accompanying consolidated statements of operations. Amounts are amortized over the remaining terms of the respective leases even if a tenant vacates prior to the contractual termination of the lease. An adjustment to tenant relationship amounts occurs should the property experience an impairment loss.

The aggregate value of other acquired intangible assets consists of acquired in-place leases. The fair value allocated to acquired in-place leases consists of a variety of components including, but not necessarily limited to: (a) the value associated with avoiding the cost of originating the acquired in-place lease (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (b) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes, insurance and other operating expenses); (c) the value associated with lost rental revenue from existing leases during the assumed lease-up period; and (d) the value associated with any other inducements to secure a tenant lease. The value assigned to acquired in-place leases is amortized over the remaining lives of the related leases.

We record the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at a level of reporting referred to as a reporting unit on an annual basis, during the fourth quarter of each calendar year, or more frequently, if events or changes in circumstances indicate that the asset might be impaired. See “Goodwill” below. An impairment loss for an asset group is allocated to the long-lived assets of the group on a pro-rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset shall not reduce the carrying amount of that asset below its fair value. A description of our testing policy is set forth in “Impairment of Long-Lived Assets” below.

Impairment of Long-Lived Assets

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, we assess the potential for impairment of our long-lived assets, including real estate properties, whenever events occur or a change in circumstances indicate that the recorded carrying value might not be fully recoverable. Indicators of potential impairment include significant decreases in occupancy levels and/or rental rates or a change in strategy that results in a decreased holding period. We determine whether impairment in value has occurred by comparing the estimated future cash flows, undiscounted and excluding interest, expected from the use and eventual disposition of the asset to its carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate or intangible carrying value is reduced to fair value and impairment loss is recognized. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. No impairment charges for our wholly-owned properties were recorded for the three and nine month periods ended September 30, 2018 or 2017.

Investments in Unconsolidated Joint Ventures

Our investments in joint ventures are accounted for under the equity method of accounting because we exercise significant influence over, but do not control, our joint ventures. Our joint venture partners have substantive participating

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

rights, including approval of and participation in setting operating budgets. Accordingly, we have determined that the equity method of accounting is appropriate for our investments in joint ventures.

Investments in unconsolidated joint ventures are initially recorded at cost and are subsequently adjusted for our proportionate equity in the net income or net loss of the joint ventures, contributions made to, or distributions received from, the joint ventures and other adjustments. Our distributions from our investments in unconsolidated joint ventures are recorded using the nature of the distribution approach. Under this approach, we record distributions of operating profit as part of cash flows from operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statements of cash flows.

We evaluate all investments in accordance with the guidance of FASB Accounting Standards Update No. 2015-02, Consolidation (Topic 810), Amendments to the Consolidation Analysis, which we adopted on January 1, 2016 and which requires us to re-evaluate our joint venture investments to determine whether or not the joint ventures are variable interest entities (“VIEs”) and if they are VIEs, whether or not we are determined to be the primary beneficiary. We would consolidate a VIE if it is determined that we are the primary beneficiary. We use qualitative analyses to determine whether we are the primary beneficiary of a VIE. Consideration of various factors could include, but is not limited to, the purpose and design of the VIE, risks that the VIE was designed to create and pass through, the form of our ownership interest, our representation on the entity’s governing body, the size and seniority of our investment, our ability to participate in policy making decisions, and the rights of the other investors to participate in the decision making process and to replace the manager and/or liquidate the venture, if applicable. Under the amended standards, our joint ventures were determined to be VIEs based on our inability to control the joint ventures due to our lack of substantive kick-out and participating rights over our joint venture partners; however, we are not the primary beneficiaries of these VIEs because we lack the power to direct the activities of the joint ventures and do not have rights to significant financial benefits from each of our joint ventures. As of September 30, 2018, our maximum exposure to loss with respect to this arrangement is limited to the $0.2 million carrying value of our investments in the unconsolidated joint ventures.

Impairment of Investments in Unconsolidated Joint Ventures

Our investment in unconsolidated joint ventures is subject to a periodic impairment review and is considered to be impaired when a decline in fair value is judged to be other-than-temporary. An investment in an unconsolidated joint venture that we identify as having an indicator of impairment is subject to further analysis to determine if the investment is other than temporarily impaired, in which case we write down the investment to its estimated fair value. No impairment charges were recorded in our investments in unconsolidated joint ventures for the three and nine month periods ended September 30, 2018 or 2017.

Discontinued Operations

The revenue, expenses, impairment and/or gain on sale of operating properties that meet the applicable criteria of FASB Accounting Standards Update No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity are reported as discontinued operations in the consolidated statement of operations. A gain on sale, if any, is recognized in the period the property is disposed of.

In determining whether to report the results of operations, impairment and/or gain on sale of operating properties as discontinued operations, we evaluate whether the property that has been disposed of by sale, disposed of other than by sale or is classified as held for sale represents a strategic shift that has or will have a major effect on our operations and financial results. A strategic shift could include the disposal of a major geographical area, a major line of business, a major equity method investment or other major parts of an entity.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB ASC 360, Property, Plant and Equipment, are met, including when we receive cash deposits towards the purchase of our properties. At that time, we present the non-cash assets and liabilities of the property held for sale separately in our consolidated balance sheets. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. In the event that a property classified as held for sale no longer meets the

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

criteria for held for sale classification, the property is reclassified as held for use at the lower of the fair value or the depreciated basis as if the property had continued to be used.

In August 2016, we entered into a purchase and sale agreement to sell our Pan Am Building property, located in Honolulu, Hawaii. The completion of the sale transaction occurred on August 13, 2018. Accordingly, the associated assets and liabilities have been removed from our consolidated balance sheets as of September 30, 2018. The results of its operations for the three and nine month periods ended September 30, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations, in accordance with the discontinued operations criteria of FASB ASC 205, Presentation of Financial Statements - Discontinued Operations, as the sale represented a strategic shift in our operations.

Goodwill

We record the excess cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment on an annual basis during the fourth quarter of each calendar year, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The reporting unit’s fair value is calculated as the discounted future cash flows based on management’s best estimate of the applicable capitalization and discount rates. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. An impairment charge is recognized as a charge against income equal to the excess of the carrying value of goodwill over its implied value on the date of the impairment. Factors that may cause goodwill to be impaired include, but may not be limited to, a sustained decline in our stock price and the occurrence, or sustained existence, of adverse economic conditions or decreased cash flow from our properties.

We consider our wholly-owned properties one reporting unit due to similar geographic and economic characteristics. As of September 30, 2018, goodwill of our wholly-owned properties amounted to $28.4 million, after writing off approximately $9.3 million of goodwill associated with the sale of the Pan Am Building property in August 2018.

Revenue Recognition

The following four criteria must be met before we recognize revenue and gains:

•	persuasive evidence of an arrangement exists;

•	the delivery has occurred or services rendered;

•	the fee is fixed and determinable; and

•	collectability is reasonably assured.

All of our tenant leases are classified as operating leases. For all leases with scheduled rent increases or other adjustments, minimum rental income is recognized on a straight-line basis over the terms of the related leases. Straight-line rent receivable represents rental revenue recognized on a straight-line basis in excess of billed rents and this amount is included in “Deferred rents” on the accompanying consolidated balance sheets. The straight line rent adjustment included in “Rental revenues” in the accompanying consolidated statements of operations was $(0.55) million and $(0.13) million for the three months ended September 30, 2018 and 2017, respectively, and $0.40 million and $(0.56) million for the nine months ended September 30, 2018 and 2017, respectively. Reimbursements from tenants for real estate taxes, excise taxes and other recoverable operating expenses are recognized as revenues in the period the applicable costs are incurred.

Capitalized below-market lease amounts are amortized as an increase to rental revenue over the remaining initial non-cancellable lease terms plus the terms of any below-market fixed rate renewal options that are considered bargain renewal options.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

We have leased space to certain tenants under non-cancellable operating leases, which provide for percentage rents based upon tenant revenues. Percentage rental income is recorded in “Rental revenues” in the accompanying consolidated statements of operations.

Rental revenue from parking operations and month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease termination fees, which are included in “Other” revenues of the accompanying consolidated statements of operations, are recognized when the related leases are canceled and we have no continuing obligation to provide services to such former tenants.

“Other” revenue on the accompanying consolidated statements of operations generally includes income incidental to our operations and is recognized when earned.

Tenant Receivables

Tenant receivables are recorded and carried at the amount billable per the applicable lease agreement, less any allowance for doubtful accounts. An allowance for doubtful accounts is made when collection of the full amounts is no longer considered probable. Tenant receivables are included in “Rents and other receivables, net,” in the accompanying consolidated balance sheets. If a tenant fails to make contractual payments beyond any allowance, we may recognize bad debt expense in future periods equal to the amount of unpaid rent. We take into consideration factors including historical termination, default activity and current economic conditions to evaluate the level of reserve necessary. We had an allowance for doubtful accounts of $0.04 million and $0.4 million, as of September 30, 2018 and December 31, 2017, respectively.

We had a total of $1.4 million of lease security available in security deposits, as of both September 30, 2018 and December 31, 2017.

Cash and Cash Equivalents

We consider all short-term cash investments with maturities of three months or less when purchased to be cash equivalents. Restricted cash is excluded from cash and cash equivalents due to its restriction on withdrawal or use.

We maintain cash balances in various financial institutions. At times, the amounts of cash held in financial institutions may exceed the maximum amount insured by the Federal Deposit Insurance Corporation. We do not believe that we are exposed to any significant credit risk on our cash and cash equivalents.

Restricted Cash

Restricted cash primarily includes escrow accounts for real property taxes, insurance, capital expenditures, tenant improvements, ground lease payments, leasing commissions held by our lenders and tenant security deposits.

Mortgage and Other Loans

Mortgage and other loans assumed upon acquisition of related real estate properties are stated at estimated fair value upon their respective dates of assumption, net of unamortized discounts or premiums and deferred loan fees to their outstanding contractual balances. Amortization of discount and the accretion of premiums on mortgage and other loans assumed upon acquisition of related real estate properties are recognized from the date of assumption through their contractual maturity date using the straight line method, which approximates the effective interest method. Deferred loan fees include fees and costs incurred in conjunction with long-term financings and are amortized over the terms of the related debt using a method that approximates the effective interest method. Deferred loan fees are included in “Mortgage and other loans, net” in the accompanying consolidated balance sheets, in accordance with Accounting Standards Update No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. Amortization of deferred loan fees is included in “Interest” in the accompanying consolidated statements of operations.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Repairs, Maintenance and Major Improvements

The costs of ordinary repairs and maintenance are included when incurred in “Rental property operating” expenses in the accompanying consolidated statements of operations. Major improvements that extend the life of an asset are capitalized and depreciated over the remaining useful life of the asset. Our lenders have required us to maintain reserve accounts for the funding of future repairs and capital expenditures, and the balances of these accounts are included in “Restricted cash” on the accompanying consolidated balance sheets.

Leasing Commissions

Leasing commissions are capitalized and amortized on a straight line basis over the life of the related lease. The payment of leasing commissions is included in “Investing activities” on the accompanying consolidated statements of cash flows because we believe that paying leasing commissions for good tenants is a prudent investment in increasing the value of our income-producing assets.

Depreciation and Amortization

Depreciation and amortization are computed using the straight-line method for financial reporting purposes. Buildings and improvements are depreciated over their estimated useful lives which range from five to 42 years. Tenant improvement costs recorded as capital assets are depreciated over the shorter of the tenant’s remaining lease term or the life of the improvement. Furniture, fixtures and equipment are depreciated over three to seven years. Properties that are acquired that are subject to ground leases are depreciated over the lesser of the useful life or the remaining life of the related leases as of the date of assumption of the lease.

Non-Controlling Interests

We account for non-controlling interests in accordance with FASB ASC 810, Consolidation. In accordance with FASB ASC 810, we report non-controlling interests in subsidiaries within equity in the consolidated financial statements, but separate from the parent stockholders’ equity. Net income attributable to non-controlling interests is presented as a reduction from net income in calculating net income available to common stockholders on the statement of operations. Acquisitions or dispositions of non-controlling interests that do not result in a change of control are accounted for as equity transactions. In addition, FASB ASC 810 requires that a parent company recognize a gain or loss in net income when a subsidiary is deconsolidated upon a change in control. In accordance with FASB ASC 480-10, Distinguishing Liabilities from Equity, non-controlling interests that are determined to be redeemable are carried at their redemption value as of the balance sheet date and reported as temporary equity. We periodically evaluate individual non-controlling interests for the ability to continue to recognize the non-controlling interest as permanent equity in the consolidated balance sheets. Any non-controlling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made, the resulting adjustment is recorded in the consolidated statement of operations. See Note 10 for a more detailed discussion.

Preferred Units

The Class A convertible preferred units of the Operating Partnership (“Preferred Units”) have fixed rights to distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit. Accordingly, income or loss of the Operating Partnership is allocated among the general partner interest and limited partner common interests after taking into consideration distribution rights allocable to the Preferred Units.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during each period.

Diluted EPS is computed by dividing net income (loss) available to common stockholders for the period by the weighted average number of common shares that would have been outstanding for the period, assuming the issuance of common shares for all potentially dilutive common shares outstanding during such period.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Income Taxes

We have elected to be taxed as a REIT under the Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we currently distribute at least 90% of our REIT taxable income to our stockholders. Also, at least 95% of gross income in any year must be derived from qualifying sources. We intend to adhere to these requirements and maintain our REIT status. As a REIT, we generally will not be subject to corporate level federal income tax on taxable income that we distribute currently to our stockholders. However, we may be subject to certain state and local taxes on our income and property, and to federal income and excise taxes on our undistributed taxable income, if any. Because we did not have any taxable income to distribute for the year ended December 31, 2017 and the nine months ended September 30, 2018, we have not recognized any provision for income taxes.

The Company is subject to the provisions of FASB ASC 740, Income Taxes which prescribes a more-likely-than-not threshold for the financial statement recognition of uncertain tax positions. ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. On a quarterly basis, the Company evaluates the need for income tax accruals in accordance with ASC 740, and has not recorded any such liabilities.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 establishes that companies may recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This pronouncement is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. We adopted this pronouncement on January 1, 2018. We evaluated the impact of this pronouncement on our consolidated financial statements by reviewing our revenue streams and concluded that only certain amounts of our parking revenue stream fall under the scope of this pronouncement. We also evaluated the impact of this pronouncement on the timing and recognition of revenues of our parking arrangements and determined there was no change in the recognition of revenues from our current accounting practice. As a result, the adoption of this pronouncement did not have a material effect on our consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842): Section A - Leases: Amendments to the FASB Accounting Standards Codification; Section B - Conforming Amendments Related to Leases: Amendments to the FASB Accounting Standards Codification; and Section C - Background Information and Basis for Conclusions (“ASU 2016-02”). ASU 2016-02 requires lessees to establish a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term on their balance sheets. Lessees will continue to recognize lease expenses on their income statements in a manner similar to current accounting. The guidance also eliminates current real estate-specific provisions for all entities. For lessors, the guidance modifies the classification criteria and the accounting for sales-type and direct financing leases. ASU 2016-02 is effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption of ASU 2016-02 as of its issuance is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. We are currently evaluating the impact of this standard on our leases where we are the lessor. However, for leases where we are the lessee, as with our Waterfront Plaza ground lease, we believe the adoption of this standard will have a material impact on our consolidated balance sheets since we will be required to recognize a right-of-use asset and lease liability for this lease. Our evaluation on the impact of adopting the new leases standard on our consolidated financial statements is still ongoing.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15 Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”). ASU No. 2016-15 provides specific guidance on eight cash flow classification issues, including how debt prepayments or debt extinguishment costs and distributions received from equity method investees are presented. ASU No. 2016-15 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 Statement of Cash Flows (Topic 230), Restricted Cash (a consensus of the Emerging Issues Task Force) (“ASU 2016-18”). ASU No. 2016-18 clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. ASU No. 2016-18 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We adopted this pronouncement on January 1, 2018. As a result of this adoption, we retrospectively reclassified $0.6 million of cash flows related to changes in restricted cash from operating activities and $0.2 million of cash flows related to changes in restricted cash from investing activities on our consolidated statement of cash flows to the cash, cash equivalents and restricted cash balances for the nine months ended September 30, 2017.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business (“ASU 2017-01”). ASU No. 2017-01 changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. ASU No. 2017-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. We adopted this pronouncement on January 1, 2018. The adoption of this pronouncement did not have a material effect on our consolidated financial statements since each of our wholly-owned properties is defined as a business under ASU 2017-01.

3.    Investments in Real Estate, net

Our investments in real estate, net, at September 30, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	September 30, 2018	December 31, 2017
Land and land improvements	$16,062	$16,062
Building and building improvements	153,496	150,517
Tenant improvements	28,163	27,950
Construction in progress	2,486	2,950
Furniture, fixtures and equipment	1,626	1,592
Investments in real estate	201,833	199,071
Less: accumulated depreciation	(71,733)	(67,505)
Investments in real estate, net	$130,100	$131,566

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

4.     Intangible Assets, net

Our identifiable intangible assets, net, at September 30, 2018 (unaudited), and at December 31, 2017, are summarized as follows (in thousands):

	September 30, 2018	December 31, 2017
Acquired leasing commissions:
Gross amount	$6,204	$5,534
Accumulated amortization	(3,095)	(3,115)
Acquired leasing commissions, net	3,109	2,419

Acquired tenant relationship costs:
Gross amount	5,579	5,579
Accumulated amortization	(5,565)	(5,550)
Acquired tenant relationship costs, net	14	29

Acquired other intangibles:
Gross amount	2,910	2,910
Accumulated amortization	(1,122)	(1,073)
Acquired other intangibles, net	1,788	1,837

Intangible assets, net	$4,911	$4,285

5.    Investments in Unconsolidated Joint Ventures

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. See Note 11 for additional information.

At September 30, 2018, we were partners with third parties in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

The following tables summarize financial information for our unconsolidated joint ventures (in thousands and unaudited):

	For the three months ended September 30,		For the nine months ended September 30,
	2018	2017	2018	2017
Revenues:
Rental	$1,755	$1,867	$5,268	$6,007
Other	215	215	599	1,200
Total revenues	1,970	2,082	5,867	7,207
Expenses:
Rental operating	1,784	1,795	5,385	5,802
Depreciation and amortization	726	621	2,336	2,111
Interest	742	712	2,136	2,102
Total expenses	3,252	3,128	9,857	10,015
Loss before gain on sale of property	(1,282)	(1,046)	(3,990)	(2,808)
Gain (loss) on sale of property	—	—	—	11,421
Net (loss) income	$(1,282)	$(1,046)	$(3,990)	$8,613

Equity in net (loss) income of unconsolidated joint ventures	$(65)	$(46)	$(200)	$1,426

	September 30, 2018	December 31, 2017
Investment in real estate, net	$42,516	$43,531
Other assets	4,294	4,689
Total assets	$46,810	$48,220

Mortgage and other loans	$40,565	$40,440
Other liabilities	2,764	2,085
Total liabilities	$43,329	$42,525

Investments in unconsolidated joint ventures	$174	$298

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

6.     Accounts Payable and Other Liabilities

Accounts payable and other liabilities at September 30, 2018 (unaudited), and at December 31, 2017, consist of the following (in thousands):

	September 30, 2018	December 31, 2017
Accounts payable	$1,919	$1,378
Interest payable	776	751
Deferred revenue	714	684
Security deposits	1,447	1,433
Deferred straight-line ground rent	22,081	21,150
Accrued distributions attributable to Preferred Units	17,613	15,909
Accrued expenses	12,506	7,829
Asset retirement obligations	697	671
Total accounts payable and other liabilities	$57,753	$49,805

7.     Mortgage and Other Loans

The following table sets forth a summary of our mortgage and other loans, net of deferred loan fees, at September 30, 2018 (unaudited), and at December 31, 2017 (in thousands):

	September 30, 2018	December 31, 2017	Interest Rate	Maturity Date
Consolidated property loan	$200,551	$279,051	(1)	8/11/2019
Revolving line of credit	25,000	25,000	(2)	12/31/2019
Outstanding principal balance	225,551	304,051
Less: unamortized deferred loan fees, net	(1,253)	(2,870)
Mortgage and other loans, net	$224,298	$301,181
___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement and a balloon remaining principal payment at maturity. The LIBOR portion of the interest rate is subject to a floor of 0.50% and a cap of 4.0%, pursuant to an interest rate cap agreement. As of September 30, 2018, the applicable One-Month LIBOR Rate was 2.133%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of September 30, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in both of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction occurred on August 13, 2018. In accordance with the loan agreement and Purchase and Sale Agreement, the proceeds from the sale of the property were used to prepay (with no prepayment premium) $78.5 million of the principal amount outstanding under the loan agreement.

Revolving Line of Credit

We are party to a Credit Agreement (the “FHB Credit Facility”) with First Hawaiian Bank (the “Lender”) which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of September 30, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility. During each of the three month periods ended September 30, 2018 and 2017, we recognized $0.1 million in interest to the Lender. During each of the nine month periods ended September 30, 2018 and 2017, we recognized $0.2 million in interest to the Lender.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.0% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.0% of the entire $25.0 million principal amount of the certificate of deposit. During each of the three month periods ended September 30, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee. During each of the nine month periods ended September 30, 2018 and 2017, we recognized $0.4 million in interest to Shidler LP for the annual fee. As of September 30, 2018, we have accrued approximately $1.3 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

8.    Unsecured Notes Payable to Current and Former Related Parties

At September 30, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $35.9 million and $32.4 million, respectively.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by POP Venture, LLC (“Venture”), a Delaware limited liability company controlled by Mr. Shidler, and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of these promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

In August 2018, we issued a promissory note in the principal amount of $3.5 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note is scheduled to mature on December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 and August 2018 notes) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through September 30, 2018, interest payments on these unsecured notes payable have been deferred with the exception of $0.3 million which was related to the notes exchanged for shares of common stock in 2009. At September 30, 2018 and December 31, 2017, $26.1 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

9.     Commitments and Contingencies

Minimum Future Ground Rents

We hold a long-term ground leasehold interest in our Waterfront Plaza property. The Waterfront Plaza ground lease expires December 31, 2060. The annual rental obligation has fixed increases at 5-year intervals until it resets on January 1, 2036, 2041, 2046, 2051, and 2056 to an amount equal to the greater of (i) 8.0% of the fair market value of the land or (ii) the ground rent payable for the prior period.

Contingencies

From time to time, we may be subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance, subject to deductibles and other customary limitations on recoveries. We believe that the ultimate settlement of these actions will not have a material adverse effect on our consolidated financial position and results of operations or cash flows.

Concentration of Credit Risk

Our wholly-owned operating properties are located in Honolulu. Our operating properties owned in joint ventures are located in Phoenix. The ability of the tenants to honor the terms of their respective leases is dependent upon the economic, regulatory and social factors affecting the markets in which the tenants operate. As of September 30, 2018, no single tenant accounts for 10% or more of our total annualized base rents. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Financial instruments that subject us to credit risk consist primarily of cash, accounts receivable and deferred rents receivable. We maintain our cash and cash equivalents and restricted cash on deposit with what management believes are

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

relatively stable financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to the maximum amount; and, to date, we have not experienced any losses on our invested cash. Restricted cash held by our lenders is maintained in escrow accounts at a major financial institution.

Conditional Asset Retirement Obligations

We record a liability for a conditional asset retirement obligation, defined as a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement is conditional on a future event that may or may not be within a company’s control, when the fair value of the obligation can be reasonably estimated. Depending on the age of the construction, certain properties in our portfolio may contain non-friable asbestos. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which the asbestos, if present, must be handled and disposed. Based on our evaluation of the physical condition and attributes of certain of our properties, we recorded conditional asset retirement obligations related to asbestos removal. As of September 30, 2018 and December 31, 2017, the liability in our consolidated balance sheets for conditional asset retirement obligations was $0.7 million as of both dates. The accretion expense for the three and nine month periods ended September 30, 2018 and 2017 was not significant.

Waterfront Plaza Ground Lease

We are subject to a surrender clause under the Waterfront Plaza ground lease that provides the lessor with the right to require us, at our own expense, to raze and remove all improvements from the leased land, contingent on the lessor’s decision at the time the ground lease expires on December 31, 2060. Accordingly, as of September 30, 2018 and December 31, 2017, the liability in our consolidated balance sheets for this asset retirement obligation was $0.5 million as of both dates. The accretion expense for the three and nine month periods ended September 30, 2018 and 2017 was not significant.

Environmental Matters

We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. While there can be no assurance that a material environmental liability does not exist, we are not currently aware of any environmental liability with respect to the properties that would have a material effect on our financial condition, results of operations, and cash flows. Further, we are not aware of any environmental liability or any unasserted claim or assessment with respect to an environmental liability other than our conditional asset retirement obligations that we believe would require additional disclosure or the recording of a loss contingency.

Capital Commitments

We are required by certain leases and other contractual obligations to complete tenant and building improvements. As of September 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were contractually obligated to spend $9.6 million with other projected discretionary obligations of $0.7 million through 2019. We anticipate that our reserves, as well as other sources of liquidity, including existing cash on hand, our cash flows from operations, financing and investing activities may not be sufficient to fund our capital expenditure obligations. See Note 1 for discussion on our ability to continue as a going concern.

Tax Protection Arrangements

The sale of any of our wholly-owned properties that would not provide continued tax deferral to Venture was contractually restricted until March 18, 2018, which was 10 years after the closing of the transaction related to such properties. In addition, we had agreed that, during such 10-year period, we would not prepay or defease any mortgage indebtedness of such properties, other than in connection with a concurrent refinancing with non-recourse mortgage debt of an equal or greater amount and subject to certain other restrictions. Furthermore, if such a sale or defeasance was foreseeable, we were required to notify Venture and to cooperate with it in considering strategies to defer or mitigate the recognition of gain under the Code by any of the equity interest holders of the recipient of the Operating Partnership units.

In June 2012, we completed the sale of our fee and leasehold interests in our First Insurance Center property, located in Honolulu, Hawaii, to an unaffiliated third party. As a result of the sale, certain contract parties claimed they were entitled

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

to a make-whole cash payment under tax protection agreements relating to the property. In February 2014, we issued $8.3 million of subordinated promissory notes in settlement of the majority of such claims (see Note 8), and paid cash settlements totaling approximately $0.4 million in settlement of the remainder of such claims. Each party receiving a promissory note or cash payment released us from any other claims under the tax protection agreements arising out of the sale of the First Insurance Center property and the foreclosure of our Sorrento Technology Center property in January 2012, as applicable.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

Indemnities

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

10.     Equity (Deficit) and Earnings (Loss) per Share

Total Equity (Deficit)

The changes in total equity (deficit) for the period from December 31, 2017 to September 30, 2018 (unaudited) are shown below (in thousands):

	Pacific Office Properties Trust, Inc.	Non-controlling interest - Preferred	Non-controlling interest - Common	Total
Balance at December 31, 2017	$(160,993)	$127,268	$(126,261)	$(159,986)
Net income (loss)	727	1,704	(1,943)	488
Dividends and distributions	(1,288)	(1,704)	—	(2,992)
Balance at September 30, 2018	$(161,554)	$127,268	$(128,204)	$(162,490)
Stockholders’ Equity (Deficit)

Our Class A Common Stock (which is quoted in the OTCQB tier of the OTC Marketplace) and our Class B Common Stock are identical in all respects, except that in the event of liquidation the Class B Common Stock will not be entitled to any portion of our net assets, which would, if any, be allocated and distributed to the holders of the Class A Common Stock. Shares of our Class A Common Stock and Class B Common Stock vote together as a single class and each share is entitled to one vote on each matter to be voted upon by our stockholders. Dividends on the Class A Common Stock and Class B Common Stock are payable at the discretion of our Board of Directors.

Our Senior Common Stock ranks senior to our Class A Common Stock and Class B Common Stock with respect to dividends and distribution of amounts upon liquidation. It has a $10.00 per share (plus accrued and unpaid dividends) liquidation preference. Subject to the preferential rights of any future series of preferred shares, holders of Senior Common Stock are entitled to receive, when and as authorized by the Company’s Board of Directors, and declared by us, cumulative cash dividends in an amount per share equal to a minimum of $0.725 per share per annum, payable monthly. Dividends on the Senior Common Stock are cumulative and accrue to the extent not declared or paid by us. Should the dividend payable on the Class A Common Stock exceed the rate of $0.20 per share per annum, the Senior Common Stock dividend would increase by 25% of the amount by which the Class A Common Stock dividend exceeds $0.20 per share per annum. Holders of Senior Common Stock have the right to vote on all matters presented to stockholders as a single class with holders of the Class A Common Stock, the Class B Common Stock and the Company’s outstanding share of Proportionate Voting

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Preferred Stock (as discussed below). Each share of the Company’s Class A Common Stock, the Class B Common Stock and the Senior Common Stock is entitled to one vote on each matter to be voted upon by the Company’s stockholders. Shares of Senior Common Stock may be exchanged, at the option of the holder, for shares of Class A Common Stock after the fifth anniversary of the issuance of such shares of Senior Common Stock. The exchange ratio is to be calculated using a value for our Class A Common Stock based on the average of the trailing 30-day closing price of the Class A Common Stock on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value for the Senior Common Stock of $10.00 per share. There were no exchanges of Senior Common Stock for Class A Common Stock in the third quarter of 2018. For the nine months ended September 30, 2018, 75,192 shares of Class A Common Stock were issued in exchange for 7,519 shares of Senior Common Stock. Unless full cumulative dividends on the Senior Common Stock have been paid for all past dividend periods, we may not repurchase or redeem any shares of Senior Common Stock (or Class A Common Stock) unless all outstanding shares of Senior Common Stock are simultaneously repurchased or redeemed. As of September 30, 2018 and December 31, 2017, we had a total of 2,398,220 and 2,405,739, respectively, shares of Senior Common Stock issued and outstanding. We terminated our continuous public offering of Senior Common Stock in February 2011 and do not expect to issue any additional shares of Senior Common Stock.

General Partnership Interest

The Company’s general partnership interest in the Operating Partnership is denominated in a number of Common Units equal to the number of shares of our Class A Common Stock and Class B Common Stock outstanding. Our general partnership interest includes the right to participate in distributions of the Operating Partnership to holders of Common Units in a percentage equal to the quotient obtained by dividing (a) the number of shares of our Class A Common Stock and Class B Common Stock outstanding by (b) the sum of shares of our Class A Common Stock and Class B Common Stock outstanding plus the number of shares of our Class A Common Stock for which the outstanding Common Units of the Operating Partnership may be redeemed. We also hold a number of Senior Common Units corresponding to the number of shares of Senior Common Stock outstanding, which entitle us to receive distributions from the Operating Partnership in an amount per Senior Common Unit equal to the per share dividend payable to holders of our Senior Common Stock.

Non-controlling Interests

Non-controlling interests include the interests in the Operating Partnership that are not owned by the Company, which amounted to all of the Preferred Units and 77.61% of the Common Units outstanding as of September 30, 2018. During the nine months ended September 30, 2018 and 2017, no Common Units or Preferred Units were redeemed or issued. As of September 30, 2018, 46,698,532 shares of our Class A Common Stock were reserved for issuance upon redemption of outstanding Common Units and Preferred Units.

The Common Units issued upon the completion of our formation transactions on March 19, 2008 are designated as Class B Common Units, which are redeemable by the holder on a one-for-one basis for shares of Class A Common Stock or a new class of Common Units, designated as Class C Common Units, which have no redemption rights, as elected by a majority of our independent directors. All other outstanding Common Units are designated as Class A Common Units, which are redeemable by the holders on a one-for-one basis for shares of Class A Common Stock or cash, as elected by a majority of our independent directors. Each Preferred Unit is convertible by the holder into 7.1717 Class B Common Units, but not before the date we consummate an underwritten public offering (of at least $75 million) of our common stock. Class B Common Units received upon conversion of Preferred Units will not be redeemable by the holder as described above for a period of one year after the date of conversion from Preferred Units to Class B Common Units.

The Preferred Units have fixed rights to annual distributions at an annual rate of 2% of their liquidation preference of $25 per Preferred Unit and priority over Common Units in the event of a liquidation of the Operating Partnership. At September 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.6 million. We anticipate continuing to accrue these distributions.

Common Units of all classes and Preferred Units of the Operating Partnership do not have any right to vote on any matters presented to our stockholders. We have outstanding one share of Proportionate Voting Preferred Stock, which is held by Pacific Office Holding, Inc., a corporation owned by Mr. Shidler and certain of our current and former executive officers and other affiliates. The Proportionate Voting Preferred Stock has no dividend rights and minimal rights to distributions in the event of liquidation, but it entitles its holder to vote on all matters for which the holders of Class A

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

Common Stock are entitled to vote. The Proportionate Voting Preferred Stock entitles its holder to cast a number of votes equal to the total number of shares of Class A Common Stock issuable upon redemption for shares of the Class B Common Units and Preferred Units issued in connection with the completion of our formation transactions on March 19, 2008. This number will decrease to the extent that these Class B Common Units are redeemed for shares of Class A Common Stock in the future, but will not increase in the event of future unit issuances by the Operating Partnership. As of September 30, 2018, that share of Proportionate Voting Preferred Stock represented 88% of our voting power. Pacific Office Holding, Inc. has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Class B Common Units and Preferred Units issued in the formation transactions.

As of September 30, 2018, Venture owned 46,173,693 shares of our Class A Common Stock assuming that all Operating Partnership units were fully redeemed for shares on such date, notwithstanding the restrictions on redemption noted above. Assuming the immediate redemption of all the Operating Partnership units held by Venture, Venture and its related parties control 91.3% of the total voting power in the Company.

Earnings (Loss) per Share

We present both basic and diluted earnings (loss) per share (“EPS”). Basic EPS is computed by dividing net income or loss attributable to common stockholders by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding during each period. Diluted EPS is computed by dividing net income or loss attributable to common stockholders for the period by the number of shares of Class A Common Stock and Class B Common Stock that would have been outstanding assuming the issuance of shares of Class A Common Stock for all potentially dilutive shares of Class A Common Stock outstanding during each period. Net income or loss in the Operating Partnership is allocated in accordance with the Partnership Agreement among our general partner and limited partner Common Unit holders in accordance with their weighted average ownership percentages in the Operating Partnership of 22.39% and 77.61%, respectively, as of September 30, 2018, after taking into consideration the priority distributions allocated to the limited partner preferred unit holders in the Operating Partnership.

The following is the basic and diluted income (loss) per share (in thousands, except share and per share amounts, and unaudited):

	For the three months ended September 30,		For the nine months ended September 30,
	2018	2017	2018	2017
Net income (loss) attributable to common stockholders - basic and diluted(1)	$1,658	$(1,059)	$(561)	$(2,819)

Weighted average number of common shares	4,067,434	3,945,481	4,020,241	3,942,671
Potentially dilutive common shares(2)	—	—	—	—
Weighted average number of common shares outstanding - basic and diluted	4,067,434	3,945,481	4,020,241	3,942,671
Net income (loss) per common share - basic and diluted	$0.41	$(0.27)	$(0.14)	$(0.72)
___________________________

(1)
For each of the three month periods ended September 30, 2018 and 2017, net loss attributable to common stockholders includes $0.6 million of priority allocation to Preferred Unit holders. For each of the nine month periods ended September 30, 2018 and 2017, net loss attributable to common stockholders includes $1.7 million of priority allocation to Preferred Unit holders. These allocations are included in non-controlling interests in the consolidated statements of operations. The Company continues to accrue the distributions but does not anticipate paying the distributions in the foreseeable future. See below for additional detail.

(2)
For the three months ended September 30, 2018, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,398,220 shares of Senior Common Stock

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

For the nine months ended September 30, 2018, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,402,939 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position;

For the three months ended September 30, 2017, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,410,415 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position; and

For the nine months ended September 30, 2017, 14,101,004 shares of Class A Common Stock which may be issued upon redemption of Common Units, 32,597,528 shares of Class A Common Stock which may be issued upon conversion of Preferred Units and subsequent redemption, and 2,410,696 shares of Senior Common Stock were excluded from the calculation of diluted earnings per share because they were anti-dilutive due to our net loss position.

Refer to “Non-controlling Interests” and “Stockholders’ Equity (Deficit)” in this footnote for the redemption and conversion terms and conditions of the Preferred Units and Senior Common Stock.

Dividends and Distributions

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $6.3 million in aggregate as of September 30, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At September 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.6 million, which we do not anticipate paying in the foreseeable future.

Dividends accrued on the Senior Common Stock are included in “Cumulative deficit” in the accompanying consolidated balance sheets. Accrued distributions on Preferred Units are included in “Non-controlling interests” in the accompanying consolidated balance sheets.

11.    Disposition Activity

Disposition of Unconsolidated Joint Venture Investments

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Pan Am Building Sale

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to Don Quijote (USA) Co., Ltd. (“Don Quijote”), one of the lenders under the loan agreement. On August 13, 2018, we completed the sale of the Pan Am Building property for cash consideration of $78.5 million. Accordingly, the associated assets and liabilities have been removed from our consolidated balance sheets as of September 30, 2018. The results of its operations for the three and nine month periods ended September 30, 2018 and 2017 are included in “Discontinued Operations” in the accompanying consolidated statements of operations, in accordance with the discontinued

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

operations criteria of FASB ASC 205, Presentation of Financial Statements - Discontinued Operations, as the sale represented a strategic shift in our operations.

The following table summarizes the major classes of assets and liabilities of the Pan Am Building property that are classified as held for sale at December 31, 2017 (in thousands):

December 31, 2017
Investment in real estate, net	$57,046
Rents and other receivables, net	121
Deferred rents	480
Intangible assets, net	480
Prepaid expenses	52
Total real estate and other assets held for sale	$58,179

Accounts payable and other liabilities	$1,513
Acquired below-market leases, net	2,778
Total liabilities of real estate assets held for sale	$4,291

We wrote-off approximately $9.3 million of associated goodwill upon the sale of the Pan Am Building property.

The following table summarizes the operating results of the Pan Am Building property that comprise income (loss) from discontinued operations (in thousands and unaudited):

	For the three months ended September 30,		For the nine months ended September 30,
	2018	2017	2018	2017
Revenue	$948	$2,160	$5,224	$6,441
Expenses	1,141	2,968	6,417	8,583
Loss from discontinued operations before gain on sale of property	(193)	(808)	(1,193)	(2,142)
Gain on sale of property	12,615	—	12,615	—
Income (loss) from discontinued operations	$12,422	$(808)	$11,422	$(2,142)

Proceeds from the sale of the property were used to prepay $78.5 million of principal amount of the loan. The prepayment was not subject to a spread maintenance prepayment premium pursuant to the loan agreement.

12.     Related Party Transactions

We are externally advised by Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Shidler Pacific Advisors is responsible for the day to day operations and management of the Company, including management of our wholly-owned properties. For its services, Shidler Pacific Advisors earned a corporate management fee of $0.2 million per quarter, which is reflected in “General and administrative” expenses in the accompanying consolidated statements of operations for the three and nine month periods ended September 30, 2018 and 2017, and property management fees of 2.5% to 3.0% of the rental cash receipts collected by the wholly-owned properties, and related fees; however, such property management and related fees are required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located.

The fees that were earned by Shidler Pacific Advisors for services relating to property management, corporate management, construction management and other services are summarized in the table below (in thousands and unaudited):

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

	For the three months ended September 30,		For the nine months ended September 30,
	2018	2017	2018	2017
Property management	$443	$464	$1,395	$1,416
Corporate management	175	175	525	525
Construction management and other	15	17	170	62
Total	$633	$656	$2,090	$2,003

Shidler Pacific Advisors leases space from us at each of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.1 million and $0.2 million for the three month periods ended September 30, 2018 and 2017, respectively, and $0.5 million for each of the nine month periods ended September 30, 2018 and 2017. At September 30, 2018, we have $2.2 million, primarily related to outstanding corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

During each of the three month periods ended September 30, 2018 and 2017, we recognized $0.1 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. During each of the nine month periods ended September 30, 2018 and 2017, we recognized $0.4 million in interest to Shidler LP for the annual fee related to its security pledge for the FHB Credit Facility. As of September 30, 2018, we have accrued approximately $1.3 million of interest payments owed to Shidler LP for this annual fee included in “Accrued interest payable to current and former related parties” in the accompanying consolidated balance sheets. See Note 7 for more discussion on the FHB Credit Facility, including the security pledge made by Shidler LP.

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. See Note 9 for additional discussion on these indemnities.

At September 30, 2018 and December 31, 2017, $26.1 million and $23.0 million, respectively, of accrued interest attributable to unsecured notes payable to current and former related parties is included in the accompanying consolidated balance sheets. See Note 8 for a detailed discussion on these unsecured notes payable.

13.     Fair Value of Financial Instruments

We are required to disclose fair value information about all financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate fair value. We measure and disclose the estimated fair value of financial assets and liabilities utilizing a fair value hierarchy that distinguishes between data obtained from sources independent of the reporting entity and the reporting entity’s own assumptions about market participant assumptions. This hierarchy consists of three broad levels as follows:

Level 1 - using quoted prices in active markets for identical assets or liabilities.

Level 2 - using quoted prices for similar assets or liabilities in active markets, as well as inputs that are observable for the asset or liability, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals.

Level 3 - using unobservable inputs that reflect an entity’s own assumptions that market participants would use when pricing of the asset or liability, to the extent observable inputs are not available.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The fair market value of debt is determined using the trading price of public debt or a discounted cash flow

Pacific Office Properties Trust, Inc.
Notes to Consolidated Financial Statements (continued)

technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile, including the Company’s non-performance risk (Level 3). Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, restricted cash, rents and other receivables, accounts payable and other liabilities approximate fair value because of the short-term nature of these instruments. We calculate the fair value of our mortgage and other loans by using available market information and discounted cash flows analyses based on borrowing rates we believe we could obtain with similar terms and maturities. Because the valuations of our financial instruments are based on these types of estimates, the actual fair value of our financial instruments may differ materially if our estimates do not prove to be accurate. Additionally, the use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts. The carrying value of the unsecured related party notes approximates its fair value due to the short-term maturity of these liabilities. The carrying value of the revolving line of credit borrowings approximates its fair value since the borrowings bear interest at a variable market rate.

At September 30, 2018 , the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $225.6 million. At December 31, 2017, the carrying value (excluding accrued interest and unamortized deferred loan fees) and estimated fair value of the mortgage and other loans were $304.1 million.

14.     Subsequent Events

On October 10, 2018, our unconsolidated joint venture that owns the City Square property, located in Phoenix, Arizona, consented with the lender of the mortgage loan encumbering the property of the appointment of a receiver to manage the property. Our investment in the unconsolidated joint venture that owned this property amounted to $0.2 million as of September 30, 2018, and will be written off in the fourth quarter of 2018. Following the completion of this transaction, our investment in unconsolidated joint ventures will consist of a 5% interest in a joint venture holding a 35,000 square foot vacant building, which was previously a sports club, associated with the City Square property.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion should be read in conjunction with the other sections of this Quarterly Report on Form 10-Q, including the consolidated financial statements and the related notes thereto that appear in Item 1 of this Quarterly Report on Form 10-Q. Historical results set forth in the consolidated financial statements included in Item 1 and this Section should not be taken as indicative of our future operations.

Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “believe,” “assume,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “plan,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Certain matters discussed in this Quarterly Report on Form 10-Q are forward-looking statements. The risks and uncertainties inherent in such statements may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements.

Pacific Office Properties Trust, Inc.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Overview

We are an externally advised REIT that owns and operates primarily institutional-quality office properties in Hawaii. As of September 30, 2018, we owned two office properties comprising 0.9 million rentable square feet in Honolulu, Hawaii, and were partners with third parties in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property in Phoenix, Arizona. Our ownership interest percentage in these joint ventures is 5.0%.

Our advisor is Shidler Pacific Advisors, LLC (“Shidler Pacific Advisors”), an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Lawrence J. Taff, our President, Chief Executive Officer, Chief Financial Officer and Treasurer, also serves as President of Shidler Pacific Advisors. Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company, including management of our wholly-owned properties.

We generated net income of $0.5 million for the nine months ended September 30, 2018 and incurred a net loss of $13.8 million for the year ended December 31, 2017. We have incurred cumulative net losses since inception of $256.3 million. We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

At September 30, 2018, we expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018. This condition raises substantial doubt about our ability to continue as a going concern.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including a sale of our remaining assets, merger, recapitalization and/or dissolution of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We maintain a website at www.pacificofficeproperties.com. The information on or accessible through our website is not part of this Quarterly Report on Form 10-Q. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to such reports are available without charge on our website or upon request to us. In addition, our Code of Business Conduct and Ethics is available without charge on our website or upon request to us. Amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to our executive officers will be posted to our website. We also post or otherwise make available on our website from time to time other information that may be of interest to our investors.

Critical Accounting Policies

This discussion and analysis of the historical financial condition and results of operations is based upon the accompanying consolidated financial statements which have been prepared in accordance with United States generally

Pacific Office Properties Trust, Inc.

accepted accounting principles, or GAAP. The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions in certain circumstances that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses in the reporting period. Actual amounts may differ from these estimates and assumptions. These estimates have been evaluated on an ongoing basis, based upon information currently available and on various assumptions that management believes are reasonable as of the date hereof. In addition, other companies in similar businesses may use different estimation policies and methodologies, which may impact the comparability of the results of operations and financial conditions to those of other companies.

In addition, we identified certain critical accounting policies that affect our more significant estimates and assumptions used in preparing our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. We have not made any material changes to those policies during the period covered by this Quarterly Report on Form 10-Q.

Results of Operations

Our results of operations for the three and nine month periods ended September 30, 2018 and 2017 include the results of our wholly-owned properties (Waterfront Plaza and Davies Pacific Center), including the results of our wholly-owned property we sold in August 2018 (Pan Am Building), and our equity in the net income (loss) of our unconsolidated joint ventures.

Overview

As of September 30, 2018, our wholly-owned properties were 87.1% leased, with 116,804 square feet available, under a total of 219 leases. As of that date, 2.9% of our leased square footage was scheduled to expire during 2018 and another 15.8% of our leased square footage was scheduled to expire during 2019.

As of December 31, 2017, our wholly-owned properties were 85.1% leased, with 167,539 square feet available, under a total of 312 leases. As of that date, 18.4% of our leased square footage was scheduled to expire during 2018 and another 14.0% of our leased square footage was scheduled to expire during 2019.

The following table summarizes the changes in vacant space for our wholly-owned properties for the three and nine month periods ended September 30, 2018 (in rentable square feet):

	For the three months ended September 30, 2018	For the nine months ended September 30, 2018
Vacant space available at the beginning of the period	188,124	167,539
Sale of Pan Am Building property	(26,134)	(26,134)
Expired or terminated during the period(1)	31,656	134,297
Square footage adjustments and exclusions(2)	38,741	21,882
Total space available for lease	232,387	297,584
New leases	100,133	111,949
Renewed leases	15,450	68,831
Total space leased during the period	115,583	180,780
Vacant space available at the end of the period	116,804	116,804
___________________________

(1)	Includes leases that expired on the last day of the prior period.

(2)	Includes adjustments for remeasured square footage, right-to-use leases, month-to-month storage leases and leases executed in the period but not yet occupied.

Pacific Office Properties Trust, Inc.

We receive income primarily from rental revenue (including tenant reimbursements) from our office properties and, to a lesser extent, from our parking revenues. Our office properties are typically leased to tenants with good credit for terms ranging from two to 20 years. We perform credit evaluations on new tenants by requesting and reviewing their financial statements and recent tax returns. During the terms of our leases, we monitor the credit quality of our tenants by reviewing the timeliness of their lease payments. In addition, we may review financial statements, operating statements and/or performance of other financial covenants as allowed for under their lease.

Comparison of the three months ended September 30, 2018 to
the three months ended September 30, 2017 (in thousands)

	2018	2017	$ Change	% Change
Revenue:
Rental	$4,272	$4,406	$(134)	(3.0)%
Tenant reimbursements	3,230	3,362	(132)	(3.9)%
Parking	1,357	1,359	(2)	(0.1)%
Other	159	184	(25)	(13.6)%
Total revenue	9,018	9,311	(293)	(3.1)%
Expenses:
Rental property operating	5,687	5,251	436	8.3%
General and administrative	486	439	47	10.7%
Depreciation and amortization	1,896	2,157	(261)	(12.1)%
Interest	4,897	4,383	514	11.7%
Total expenses	12,966	12,230	736	6.0%
Loss from continuing operations before equity in net loss of unconsolidated joint ventures	(3,948)	(2,919)	(1,029)	35.3%
Equity in net loss of unconsolidated joint ventures	(65)	(46)	(19)	41.3%
Loss from continuing operations	(4,013)	(2,965)	(1,048)	35.3%
Discontinued operations:
Loss from discontinued operations before gain on sale of property	(193)	(808)	615	(76.1)%
Gain on sale of property	12,615	—	12,615	100.0%
Income (loss) from discontinued operations	12,422	(808)	13,230	NM

Net income (loss)	$8,409	$(3,773)	$12,182	(322.9)%
___________________________

NM    Not meaningful.

Revenues

Rental revenue. Total rental revenue decreased by $0.1 million, or 3.0%, primarily due to a decrease in rental revenues at Waterfront Plaza as a result of a significant tenant renewing its lease for less space in the current year period.

Tenant reimbursements. Total tenant reimbursements decreased by $0.1 million, or 3.9%, primarily due to decreases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.1 million) as compared to the prior year period, partially offset by an increase in electricity reimbursements at Waterfront Plaza ($0.1 million) compared to the prior year period.

Parking revenue. Total parking revenue decreased by an insignificant amount compared to the prior year period.

Pacific Office Properties Trust, Inc.

Other revenue. Total other revenue decreased by an insignificant amount compared to the prior year period.

Expenses

Rental property operating expenses. Total rental property operating expenses increased by $0.4 million, or 8.3%, primarily due to reimbursements received for janitorial maintenance expenses at Davies Pacific Center ($0.2 million) in the prior year period and increases in electricity expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.1 million) as compared to the prior year period.

General and administrative expense. Total general and administrative expenses increased by an insignificant amount compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expenses decreased by $0.3 million, or 12.1%, primarily due to a decrease in depreciation expenses at Waterfront Plaza as a result of assets being fully depreciated ($0.1 million) and write-offs of tenant improvements and deferred leasing costs related to tenants at Waterfront Plaza that vacated their leased premises in the prior year period ($0.1 million).

Interest expense. Total interest expense increased by $0.5 million, or 11.7%, primarily due to increases in interest rates attributable to Davies Pacific Center ($0.2 million) and Waterfront Plaza ($0.2 million) and an increase in accrued interest on the unsecured notes payable to current and former related parties ($0.1 million) as compared to the prior year period.

Equity in net loss of unconsolidated joint ventures

Equity in net loss of unconsolidated joint ventures increased by an insignificant amount compared to the prior year period.

Loss from discontinued operations before gain on sale of property

For the three month periods ended September 30, 2018 and 2017, discontinued operations reflect the net results of operations of the Pan Am Building property, which met the criteria to be classified as an asset held for sale beginning March 2018. Loss from discontinued operations before gain on the sale of property decreased, as compared to the prior year period, primarily resulting from the termination of recording depreciation expense at the time the Pan Am Building was classified as held for sale.

Gain on sale of property

We recognized a gain related to the sale of our Pan Am Building property in August 2018. We previously classified the assets and liabilities related to this property as held for sale on our consolidated balance sheets and the net results of its operations as discontinued operations on our consolidated statements of operations.

Pacific Office Properties Trust, Inc.

Comparison of the nine months ended September 30, 2018 to
the nine months ended September 30, 2017 (in thousands)

	2018	2017	$ Change	% Change
Revenue:
Rental	$12,697	$13,019	$(322)	(2.5)%
Tenant reimbursements	9,614	10,205	(591)	(5.8)%
Parking	4,108	4,053	55	1.4%
Other	306	331	(25)	(7.6)%
Total revenue	26,725	27,608	(883)	(3.2)%
Expenses:
Rental property operating	16,403	16,212	191	1.2%
General and administrative	1,308	1,595	(287)	(18.0)%
Depreciation and amortization	5,630	6,262	(632)	(10.1)%
Interest	14,118	12,643	1,475	11.7%
Total expenses	37,459	36,712	747	2.0%
Loss from continuing operations before equity in net (loss) income of unconsolidated joint ventures	(10,734)	(9,104)	(1,630)	17.9%
Equity in net (loss) income of unconsolidated joint ventures	(200)	1,426	(1,626)	(114.0)%
Loss from continuing operations	(10,934)	(7,678)	(3,256)	42.4%
Discontinued operations:
Loss from discontinued operations before gain on sale of property	(1,193)	(2,142)	949	(44.3)%
Gain on sale of property	12,615	—	12,615	100.0%
Income (loss) from discontinued operations	11,422	(2,142)	13,564	NM

Net income (loss)	$488	$(9,820)	$10,308	(105.0)%
___________________________

NM    Not meaningful.

Revenues

Rental revenue. Total rental revenue decreased by $0.3 million, or 2.5%, primarily due to a decrease in rental revenues at Waterfront Plaza as a result of a significant tenant renewing its lease for less space ($0.5 million) and negotiated lease incentives for two significant tenants in the current year period ($0.2 million), partially offset by a write-off of deferred rent revenues related to a significant tenant at Waterfront Plaza that vacated its leased premises in the prior year period ($0.3 million).

Tenant reimbursements. Total tenant reimbursements decreased by $0.6 million, or 5.8%, primarily due to decreases in tenant recoveries for common area maintenance expenses at Davies Pacific Center ($0.3 million) and Waterfront Plaza ($0.4 million) as compared to the prior year period, partially offset by an increase in electricity reimbursements at Waterfront Plaza ($0.1 million) compared to the prior year period.

Parking revenue. Total parking revenue increased by $0.1 million, or 1.4%, primarily due to an increase in parking revenues at Waterfront Plaza as compared to the prior year period.

Other revenue. Total other revenue decreased by an insignificant amount compared to the prior year period.

Pacific Office Properties Trust, Inc.

Expenses

Rental property operating expenses. Total rental property operating expenses increased by $0.2 million, or 1.2%, primarily due to increases in electricity expenses ($0.2 million) and real property taxes ($0.1 million) at Waterfront Plaza as compared the prior year period, an increase in general excise taxes due to a refund at Waterfront Plaza ($0.1 million) in the prior year period, and a reimbursement in the prior year period for janitorial maintenance expenses at Davies Pacific Center ($0.1 million), partially offset by and a decrease in bad debt expense at Waterfront Plaza ($0.3 million) as compared to the prior year period.

General and administrative expense. Total general and administrative expenses decreased by $0.3 million, or 18.0%, primarily due to a decrease in professional services fees compared to the prior year period.

Depreciation and amortization expense. Total depreciation and amortization expenses decreased by $0.6 million, or 10.1%, primarily due to decreases in depreciation and amortization expenses at Davies Pacific Center ($0.1 million) and Waterfront Plaza ($0.3 million) as a result of assets being fully depreciated and write-offs of tenant improvements and deferred leasing costs related to tenants at Waterfront Plaza that vacated their leased premises in the prior year period ($0.2 million).

Interest expense. Total interest expense increased by $1.5 million, or 11.7%, primarily due to increases in interest rates attributable to Davies Pacific Center ($0.5 million) and Waterfront Plaza ($0.8 million) and an increase in accrued interest on the unsecured notes payable to current and former related parties ($0.2 million) as compared to the prior year period.

Equity in net (loss) income of unconsolidated joint ventures

Equity in net loss of unconsolidated joint ventures was $0.2 million for the nine months ended September 30, 2018 compared to equity in net income of unconsolidated joint ventures of $1.4 million for the nine months ended September 30, 2017. The decrease was primarily attributable to the gain on the sale of the Pacific Business News Building joint venture property in March 2017.

Loss from discontinued operations before gain on sale of property

For the nine month periods ended September 30, 2018 and 2017, discontinued operations reflect the net results of operations of the Pan Am Building property, which met the criteria to be classified as an asset held for sale beginning March 2018. Loss from discontinued operations decreased, as compared to the prior year period, primarily resulting from the termination of recording depreciation expense at the time the Pan Am Building was classified as held for sale.

Gain on sale of property

We recognized a gain related to the sale of our Pan Am Building property in August 2018. We previously classified the assets and liabilities related to this property as held for sale on our consolidated balance sheets and the net results of its operations as discontinued operations on our consolidated statements of operations.

Cash Flows

Net cash used in operating activities for the Company for the nine months ended September 30, 2018 was $1.1 million compared to net cash provided by operating activities of $2.3 million for the nine months ended September 30, 2017. The decrease was primarily the result of an increase in total interest payments ($1.4 million) over the prior year period, a decrease in accounts payable and accrued expenses attributable to the Pan Am Building as compared to the prior year period ($0.8 million) and a decrease in revenues from Waterfront Plaza and Davies Pacific Center as compared to the prior year period.

Net cash provided by investing activities for the Company for the nine months ended September 30, 2018 was $74.7 million compared to net cash used in investing activities of $1.4 million for the nine months ended September 30, 2017. The decrease was primarily the result of net proceeds from the sale of our Pan Am Building property in August 2018 ($77.9 million), partially offset by a one-time distribution from one of our joint ventures which sold the Pacific Business News Building property in March 2017 ($1.9 million).

Pacific Office Properties Trust, Inc.

Net cash used in financing activities for the nine months ended September 30, 2018 was $75.4 million compared to $0.6 million for the nine months ended September 30, 2017. The increase was primarily due to the repayment of mortgage notes payable primarily related to the Pan Am Building property as a result of the sale of the property in August 2018 ($77.8 million) and a decrease in security deposits ($0.5 million) as compared to the prior year period, partially offset by borrowings from a related party in the current year period ($3.5 million).

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs.

Our business is capital intensive and our ability to maintain our operations depends on our cash flow from operations and our ability to raise additional capital on acceptable terms. Our primary focus is to preserve and generate cash.

We expect that our cash flows from operations, including existing cash on hand, will be insufficient to meet working capital requirements and to fund required capital expenditures and leasing costs beyond the fourth quarter of 2018. The mortgage debt on our wholly-owned properties is scheduled to mature on August 11, 2019. We do not have any committed financing sources available to refinance our debt as it matures. If we are unable to repay, extend or refinance our existing mortgage debt, we may be forced to give back these properties to our mortgage lenders.

Our primary source of cash in recent years has been the opportunistic sale of properties and borrowings from related parties. In March 2017, we completed the sale of our Pacific Business News Building joint venture property to an unrelated third party. In August 2018, we completed the sale of our Pan Am Building property to one of the lenders under our loan agreement. To assist with closing costs and working capital, we issued a promissory note in the principal amount of $3.5 million to Shidler Equities, L.P. in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. See Note 11 for more discussion on the sale of these properties and Note 8 for more discussion on the new promissory note.

Following the completion of the sale of the Pan Am Building property, our property portfolio consists of two wholly-owned office properties (Waterfront Plaza and Davies Pacific Center) and our 5% interests in joint ventures holding one office property and a vacant building, which was previously a sports club, associated with that property.

Because we have not identified, and we do not believe we will identify, a course of action to achieve profitability in the foreseeable future, our board of directors is currently considering alternatives for the future of the Company, including a sale of our remaining assets, merger, recapitalization and/or dissolution of the Company.

We conduct substantially all of our operations through the Operating Partnership, therefore our ability to make liquidating distributions to our stockholders depends almost entirely on distributions received on our interests in the Operating Partnership after satisfaction of the outstanding indebtedness and other liabilities of the Operating Partnership. If the Company were to dissolve this quarter, based on our management’s current estimate of the value of the Operating Partnership assets, no assurance can be given that our stockholders will receive any liquidating distribution.

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our business. At September 30, 2018, we have $2.2 million, primarily related to outstanding corporate management fees, owed to Shidler Pacific Advisors included in “Accounts payable and other liabilities” in the accompanying consolidated balance sheets.

While we may be able to anticipate and plan for certain liquidity needs, there may be unexpected increases in uses of cash that are beyond our control and which would affect our financial condition and results of operations. For example, we may be required to comply with new laws or regulations that cause us to incur unanticipated capital expenditures for our properties, thereby increasing our liquidity needs. Even if there are no material changes to our anticipated liquidity

Pacific Office Properties Trust, Inc.

requirements, our sources of liquidity may be fewer than, and the funds available from such sources may be less than, anticipated or needed.

Actual and Potential Sources of Liquidity

Listed below are our actual and potential sources of liquidity in the near term:

•	Unrestricted and restricted cash on hand;

•	Net cash flow generated from operations;

•	Distributions from joint ventures; and/or

•	Asset dispositions.

These sources are essential to our short-term liquidity and financial position, and we cannot assure you that we will be able to successfully access them. If we are unable to generate adequate cash from these sources, we will have liquidity-related problems and may be exposed to significant risks. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017.

Unrestricted and restricted cash on hand

As of September 30, 2018, we had $1.7 million in unrestricted cash and cash equivalents. In addition, we had restricted cash balances of $10.5 million. A summary of our restricted cash reserves is as follows (in thousands):

September 30, 2018
Leasing and capital expenditure reserves	$6,550
Ground lease reserves	—
Tax, insurance and other working capital reserves	874
Collateral accounts	1,616
Tenant security deposits	1,447
Total restricted cash	$10,487

The leasing and capital expenditure, ground lease, tax, insurance and other working capital reserves and collateral accounts are held in restricted accounts by our lenders in accordance with the terms of our mortgage loan. These restricted cash accounts are expected to fund (1) anticipated leasing expenditures (primarily commissions and tenant improvement costs) for existing and prospective tenants, (2) non-recurring discretionary capital expenditures, (3) payments for properties subject to ground leases, (4) property taxes and insurance and (5) other obligations. We maintain our tenant security deposits in a separate account at our financial institution.

Net cash flow generated from operations

Our cash flows from operations depend significantly on market rents and the ability of our tenants to make rental payments. While we believe the diversity and high credit quality of our tenants help to mitigate the risk of a significant interruption of our cash flows from operations, the challenging Honolulu office market conditions that we are continuing to experience, increases in interest rates, or the possibility of a downturn or return to recessionary conditions could adversely impact our operating cash flows. Competition to attract and retain high credit-quality tenants remains intense. At the same time, a significant number of our leases at our properties are scheduled to expire over the next several years, and the capital requirements necessary to maintain our current occupancy levels, including payment of leasing commissions, tenant concessions, and anticipated leasing expenditures, could increase. As such, we will continue to closely monitor our tenant renewals, rental rates, competitive market conditions and our cash flows.

We have not consistently achieved positive cash flow from operations since our formation transactions were contemplated in March 2008.

Pacific Office Properties Trust, Inc.

Distributions from joint ventures

In March 2017, the Pacific Business News Building property, located in Honolulu, Hawaii, was sold to an unaffiliated third party. Net proceeds from the sale of the property, which was owned by one of our unconsolidated joint ventures, were used to repay the mortgage note payable and other transaction related expenses, and then distributed to the members of the joint venture, including us. Our share of the distributed net proceeds amounted to $2.0 million.

Following the sale of the Pacific Business News Building property, we are currently partners with third parties in two joint ventures, holding one office property and a vacant building, previously a sports club, associated with that property in Phoenix, Arizona. Distributions from our joint ventures depend significantly on our joint ventures’ ability to generate positive cash flow from their rental operations or the sale of properties held by them. Our joint ventures’ ability to successfully manage their operations or identify, negotiate and close sale transactions on acceptable terms or at all is uncertain. We do not expect distributions from joint ventures to be a significant source of liquidity for us in the future.

Asset dispositions

We may seek to raise additional capital by selling our wholly-owned assets, but, following the completion of the sale of our Pan Am Building as discussed below, we have only two such assets that could be sold to generate net cash proceeds and our ability to do so on acceptable terms or at all is highly uncertain.

In March 2017, one of our unconsolidated joint ventures sold the Pacific Business News Building property, located in Honolulu, Hawaii, to an unaffiliated third party. We originally contributed the Pacific Business News Building to our unconsolidated joint venture in April 2011. Potential claims for a make-whole cash payment under tax protection agreements relating to the sale of this property have been waived.

In August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to a third party buyer for cash consideration of $78.5 million. In August 2018, we completed the sale of the Pan Am Building property. Proceeds from the sale of the property was used to prepay $78.5 million of principal amount of the loan. The prepayment was not subject to a spread maintenance prepayment premium pursuant to the loan agreement. See Note 7 for more discussion on the loan agreement and Note 11 for more discussion on the sale of our Pan Am Building.

Actual and Potential Uses of Liquidity

The following are the actual and potential uses of our cash in the near term. There may be other uses of our cash that are unexpected (and that are not identified below):

•	Property operating and corporate expenses;

•	Capital expenditures (including building and tenant improvements and leasing commissions); and/or

•	Debt service and financing costs.

Property operating and corporate expenses

We are focused on ensuring our properties are operating as efficiently as possible. We have taken steps to identify opportunities to reduce discretionary operating costs wherever possible and at the same time maintaining the quality of our buildings and the integrity of our management services. We have no employees and rely upon our advisor to provide substantially all of our day-to-day management. We believe that Shidler Pacific Advisors can provide adequate personnel resources, at lower cost to us, for our current business.

Capital expenditures (including building and tenant improvements and leasing commissions)

Capital expenditures fluctuate in any given period, subject to the nature, extent and timing of improvements required to maintain our properties. Leasing costs also fluctuate in any given period, depending upon such factors as the type of property, the term of the lease, the type of lease and overall market conditions. Our costs for capital expenditures and leasing fall into two categories: (1) amounts that we are contractually obligated to spend and (2) discretionary amounts.  As of September 30, 2018, we had cash reserves of $6.6 million to fund capital expenditures and leasing costs, of which we were

Pacific Office Properties Trust, Inc.

contractually obligated to spend $9.6 million with other projected discretionary obligations of $0.7 million through 2019. We intend to mitigate any capital project overages and continue to request the maximum amount of reimbursements from our reserves on a timely basis.

The following table summarizes tenant improvement and leasing commission costs related to new and renewed leases of our wholly-owned properties:

	For the nine months ended September 30, 2018
	New Leases	Renewed Leases	Total Leases
Square feet(1)	111,452	54,681	166,133
Tenant improvement costs per square foot(2)	$32.93	$9.30	$25.15
Leasing commission costs per square foot	18.64	5.53	14.32
Total tenant improvement and leasing commission costs per square foot	$51.57	$14.83	$39.47
___________________________

(1)	Excludes the Pan Am Building property which was sold in August 2018, right-to-use leases and month-to-month storage leases.

(2)	Based on the negotiated tenant improvement cost budget at the time of lease execution, which may be incurred in a subsequent year and different than actual costs incurred.

Debt service and financing costs

As of September 30, 2018, our total consolidated debt (which includes our mortgage and other loans with a carrying value of $224.3 million and our unsecured promissory notes with a carrying value of $35.9 million) was $260.2 million, with a weighted average interest rate of 6.04% and a weighted average remaining term of 0.95 years. See “Indebtedness” below for additional information with respect to our consolidated debt as of September 30, 2018.

Dividends or Other Distributions

Because we conduct substantially all of our operations through our Operating Partnership, our ability to pay dividends or other distributions (including liquidating distributions) to our stockholders depends almost entirely on distributions received on our interests in our Operating Partnership, the payment of which depends in turn on our ability to operate profitably and generate cash flow from our operations. Our ability to pay dividends or other distributions to holders of our Class A Common Stock depends on our Operating Partnership’s ability first to satisfy its obligations to its creditors and preferred unitholders (including us with respect to the outstanding Senior Common Units of our Operating Partnership, and then to the holder of the outstanding Preferred Units of our Operating Partnership) and then to make distributions to us with respect to our general partnership interest. Our Operating Partnership may not make distributions to the holders of its outstanding Common Units (including us with respect to our general partnership interest) unless full cumulative distributions have been paid on its outstanding Senior Common Units and Preferred Units, and we may not pay dividends on our Class A Common Stock unless full cumulative dividends have been paid on our outstanding Senior Common Stock.

We did not declare a dividend on our Class A Common Stock during 2017, and do not expect to declare a dividend on our Class A Common Stock in 2018.  Furthermore, our Operating Partnership did not pay a distribution with respect to its outstanding Preferred Units or Common Units during 2017, and does not expect to do so for 2018. As noted above, unless full cumulative distributions have been paid on the outstanding Senior Common Units and Preferred Units, our Operating Partnership may not pay a distribution on its outstanding Common Units (including us with respect to our general partnership interest), which effectively means that we will be unable to pay dividends or other distributions on our Class A Common Stock unless and until all cumulative dividends and distributions have been paid with respect to the Senior Common Stock and the Preferred Units.

Beginning December 2016, we ceased payment of dividends on the Senior Common Stock. We continue to accrue the stated dividend on our outstanding shares of Senior Common Stock (which amounted to $6.3 million in aggregate as of

Pacific Office Properties Trust, Inc.

September 30, 2018) until paid in full, although we do not expect to resume the payment of dividends in the foreseeable future.

At September 30, 2018, the cumulative unpaid distributions attributable to Preferred Units were $17.6 million, which we do not anticipate paying in the foreseeable future.

We do not expect that we will be able to resume the payment of dividends (including dividends on our Senior Common Stock) in the foreseeable future. Our ability to pay dividends or other distributions in the future will depend upon our legal and contractual restrictions, including the provisions of the Senior Common Stock, as well as actual results of operations, economic conditions, debt service requirements and other factors. Our actual results of operations will be affected by a number of factors, including the revenue we receive from our properties, our operating expenses, interest expense, the ability of our tenants to meet their obligations and unanticipated expenditures. For a further discussion of such risks, see Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017.

Indebtedness

Mortgage and Other Loans

The following table sets forth information relating to our borrowings with respect to our consolidated property loan and our revolving line of credit as of September 30, 2018:

	Amount	Maturity Date
Consolidated property loan(1)	$200,551	8/11/2019
Revolving line of credit(2)	25,000	12/31/2019
Outstanding principal balance	225,551
Less: unamortized deferred loan fees, net	(1,253)
Mortgage and other loans, net	$224,298
 ___________________________

(1)
The loan is subject to monthly interest payments bearing interest at a floating rate per annum equal to the One-Month LIBOR Rate plus 4.5% and monthly partial principal payments based on the availability of cash after making required distributions for operating costs and reserves pursuant to a payment waterfall and other terms and conditions under the loan agreement. The loan may be prepaid in whole prior to its maturity date, subject to a spread maintenance prepayment premium and by providing a 30-day prepayment notice and complying with certain prepayment conditions. As of September 30, 2018, the applicable One-Month LIBOR Rate was 2.133%.

(2)
Amounts borrowed under the revolving line of credit require monthly interest only payments at a fluctuating annual rate equal to the effective rate of interest paid by the lender on time certificates of deposit, plus 1.00% and a balloon principal payment at maturity. As of September 30, 2018, the effective rate of interest paid by the lender on time certificates of deposit was 0.10%. See “Revolving Line of Credit” below.

The consolidated property loan agreement contains customary covenants including, among other things, restrictions on the ability to incur additional indebtedness, transfer or dispose of assets, create liens and make certain investments. Our obligations under the loan agreement are secured by mortgages on the leasehold and fee (as applicable) interests in both of our wholly-owned properties as well as assignments of all leases, rents, contracts, revenues, permits and service agreements with respect to the properties and ownership interests in all equity interests and accounts of the borrowers. The loan is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability.

In connection with entering into the loan agreement, in August 2016, we entered into a Purchase and Sale Agreement to sell our Pan Am Building property, located in Honolulu, Hawaii, to one of the lenders under the loan agreement, for cash consideration of $78.5 million. The completion of the sale transaction occurred on August 13, 2018. In accordance with the loan agreement and Purchase and Sale Agreement, the proceeds from the sale of the property was used to prepay (with no prepayment premium) $78.5 million of the principal amount outstanding under the loan agreement.

Pacific Office Properties Trust, Inc.

Revolving Line of Credit

We are party to a Credit Agreement, referred to as the FHB Credit Facility, with First Hawaiian Bank, or the Lender, which provides us with a revolving line of credit in the maximum principal amount of $25.0 million and has a maturity date of December 31, 2019. Amounts borrowed under the FHB Credit Facility bear interest at a fluctuating annual rate equal to the effective rate of interest paid by the Lender on time certificates of deposit, plus 1.00%. We are permitted to use the proceeds of the line of credit for working capital and general corporate purposes, consistent with our real estate operations and for such other purposes as the Lender may approve. As of September 30, 2018 and December 31, 2017, we had outstanding borrowings of $25.0 million under the FHB Credit Facility.

As security for the FHB Credit Facility, as amended, Shidler LP has pledged to the Lender a certificate of deposit in the principal amount of $25.0 million. As a condition to this pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge. In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by the Lender and applied to the payment of principal, interest and/or charges under the FHB Credit Facility, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP. Pursuant to this indemnification agreement, as amended, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.00% of the entire $25.0 million principal amount of the certificate of deposit.

The FHB Credit Facility contains various customary covenants, including covenants relating to disclosure of financial and other information to the Lender, maintenance and performance of our material contracts, our maintenance of adequate insurance, payment of the Lender’s fees and expenses, and other customary terms and conditions.

Subordinated Promissory Notes

At September 30, 2018 and December 31, 2017, we had promissory notes payable by the Operating Partnership to certain current and former affiliates in the aggregate outstanding principal amounts of $35.9 million and $32.4 million, respectively.

In 2008, we issued $21.1 million of promissory notes as consideration for having funded certain capital improvements prior to the completion of our formation transactions and upon the exercise of an option granted to us by Venture and its affiliates as part of our formation transactions in 2008. The promissory notes accrue interest at a rate of 7%, per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory notes were originally scheduled to mature on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership elected to extend the maturity for one additional year. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In February 2014, we issued to certain current and former affiliates additional promissory notes in the aggregate principal amount of $8.3 million to settle claims under tax protection agreements relating to the sale of our First Insurance Center property in 2012. See “Tax Protection Arrangements” in Note 9 for additional information. These promissory notes accrue interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity, and were originally scheduled to mature on December 31, 2015. The maturity date of the promissory notes has subsequently been extended to December 31, 2019.

In September 2016, we issued a promissory note in the principal amount of $3.0 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of 5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note was originally scheduled to mature on December 31, 2017. The maturity date of this promissory note has subsequently been extended to December 31, 2019.

In August 2018, we issued a promissory note in the principal amount of $3.5 million to Shidler LP in consideration of a loan in that amount made by Shidler LP to the Operating Partnership. The promissory note accrues interest at a rate of

Pacific Office Properties Trust, Inc.

5% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods until the date of maturity. The promissory note is scheduled to mature on December 31, 2019.

The maturity of the Operating Partnership’s promissory notes will accelerate upon the occurrence of an underwritten public offering of at least $75 million of the Company’s common stock, the sale of all or substantially all of the Company’s assets or the merger or consolidation of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership and (except for the September 2016 and August 2018 notes) are subordinated to borrowings under the FHB Credit Facility and our indemnification obligations to Shidler LP in connection with its pledge in support of the FHB Credit Facility.

For the period from March 20, 2008 through September 30, 2018, interest payments on these promissory notes have been deferred with the exception of $0.3 million which was related to notes exchanged for shares of common stock in 2009. At September 30, 2018 and December 31, 2017, $26.1 million and $23.0 million, respectively, of accrued interest attributable to these promissory notes is included in the accompanying consolidated balance sheets.

Off-Balance Sheet Arrangements

The mortgage debt outstanding under our loan agreement is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Shidler. Our Operating Partnership has agreed to indemnify Mr. Shidler to the extent of his guaranty liability. In management’s judgment, it would be unlikely for us to incur any material liability under these indemnities that would have a material adverse effect on our financial condition, results of operations or cash flows.

Inflation

We are exposed to inflation risk, as income from long-term leases is the primary source of our cash flows from operations. Because the majority of our leases require tenants to pay most operating expenses, including real estate taxes, utilities, insurance, and increases in common area maintenance expenses, we do not believe our exposure to increases in costs and operating expenses resulting from inflation is material. Furthermore, the majority of our existing leases contain contractual annual rental rate increases, which will at least partially offset the effect of inflation on our operating results.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

Not required.

Item 4. Controls and Procedures.

Evaluation of disclosure controls and procedures -

As required by Rule 13a-15(b) of the Exchange Act, in connection with the filing of this Quarterly Report on Form 10-Q, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of September 30, 2018, the end of the period covered by this report.

Changes in Internal Control Over Financial Reporting -

There have been no changes in our internal control over financial reporting that occurred during the quarter covered by this Quarterly Report on Form 10-Q that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Pacific Office Properties Trust, Inc.

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

We are not currently a party, as plaintiff or defendant, to any legal proceedings which, individually or in the aggregate, are expected by us to have a material effect on our business, financial condition or results of operation if determined adversely to us.

Item 1A. Risk Factors.

Important factors that could cause our actual results to be materially different from the forward-looking statements include the risks factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017. There have been no material changes to the risk factors set forth in those reports. In addition to the other information set forth in this report, you should carefully consider those risk factors, which could materially affect our business, financial condition and results of operations.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

None.

Pacific Office Properties Trust, Inc.

Item 6. Exhibits.

Exhibit No.	Description

3.1
Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.2
Articles Supplementary of the Company dated November 20, 2009 (previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.3
Articles of Amendment of the Company dated November 20, 2009 (previously filed as Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-09900) and incorporated herein by reference).

3.4
Articles of Amendment of the Company dated January 5, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 5, 2010 (File No. 001-09900) and incorporated herein by reference).

3.5
Articles Supplementary of Board of Directors Reclassifying and Designating a series of common stock as Senior Common Stock, dated March 4, 2010 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 9, 2010 (File No. 001-09900) and incorporated herein by reference).

3.6
Certificate of Correction to Articles Supplementary, dated April 30, 2010 (previously filed as Exhibit 3.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (File No. 001-09900) and incorporated herein by reference).

3.7
Articles of Amendment of the Company dated November 1, 2010 (previously filed as Exhibit 3.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (File No. 001-09900) and incorporated herein by reference).

3.8
Articles of Amendment of the Company dated May 21, 2012 (previously filed as Exhibit 3.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-09900) and incorporated herein by reference).

3.9
Second Amended and Restated Bylaws dated April 5, 2017 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 25, 2017 (File No. 001-09900) and incorporated herein by reference).

10.1	Fifth Amendment to Subordinated Promissory Notes, dated as of August 7, 2018, among Pacific Office Properties, L.P. and the holders named therein (Filed herewith).

31.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Furnished herewith.)

101	Interactive Data File. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Date:	November 9, 2018	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)